As Filed with the Securities and Exchange Commission on April 27, 2009

Registration Nos. 333-83074 and 811-21038

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
☐
Pre-Effective Amendment No.
☐
Post-Effective Amendment No. 14
☑
and
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940
☐
AMENDMENT NO. 16
☑

MLIG VARIABLE INSURANCE TRUST
(Exact Name of Registrant as Specified in Charter)

1700 Merrill Lynch Drive
Pennington, NJ 08534
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:
(617) 772-3278

Copy to:
Michelle H. Rhee, Esq.	Stephen E. Roth, Esq.
Associate General Counsel	Sutherland Asbill & Brennan LLP
Bank of America	1275 Pennsylvania Avenue, N.W.
One Financial Center	Washington, DC 20004
Boston, MA 02110
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of rule 485
☑	on May 1, 2009 pursuant to paragraph (b) of rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of rule 485
☐	on [date] pursuant to paragraph (a)(1) of rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of rule 485
☐	on [date] pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities: Shares of Beneficial Interest

MLIG VARIABLE INSURANCE TRUST

PROSPECTUS

May 1, 2009

Roszel/Marsico Large Cap Growth Portfolio
Roszel/Lord Abbett Affiliated Portfolio
Roszel/Allianz CCM Capital Appreciation Portfolio
Roszel/Lord Abbett Mid Cap Value Portfolio
Roszel/Seligman Mid Cap Growth Portfolio
Roszel/Allianz NFJ Small Cap Value Portfolio
Roszel/JPMorgan Small Cap Growth Portfolio
Roszel/Delaware Trend Portfolio
Roszel/Lord Abbett Bond Debenture Portfolio

Shares of each Portfolio are offered exclusively to certain registered separate accounts of Merrill Lynch Life Insurance Company (“MLLIC”) and ML Life Insurance Company of New York (“MLLICNY”) as funding vehicles for certain variable annuity and variable life insurance contracts (“variable contracts”) issued by them. Shares are not offered directly to the public.

An investment in a Portfolio of the MLIG Variable Insurance Trust (“Trust”) is not a deposit or other obligation of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates and is not insured, guaranteed, or endorsed by the U.S. Government, the Federal Deposit Insurance Corporation, or any other government agency. An investment in a Portfolio of the Trust involves investment risks, including possible loss of principal.

Bank of America Corporation (“Bank of America”) and its affiliates are paid for the services they provide to a Portfolio and may be compensated or incented in connection with the sale of Fund shares. A Portfolio may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

NOT FDIC-INSURED	Not Bank Issued
NOT BANK GUARANTEED	May Lose Value

The Securities and Exchange Commission has not approved or disapproved shares of the Trust or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

INTRODUCTION

This prospectus describes nine Portfolios offered by the Trust. Each Portfolio is a separate investment portfolio or mutual fund and has its own investment objective, investment strategies, restrictions, and attendant risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. No one can assure that a Portfolio will achieve its investment objective and investors should not consider any one Portfolio to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Portfolio. The investment objective of each Portfolio, the investment strategies by which it seeks its objective, and those investment restrictions not specifically designated as fundamental, may be changed by the Trust’s board of trustees without shareholder approval. Certain investment restrictions described in the Statement of Additional Information are fundamental and may only be changed with shareholder approval.

Notwithstanding its investment objective, each Portfolio may, for temporary defensive purposes, invest all of its assets in cash and/or money market instruments. To the extent that a Portfolio adopts a temporary defensive position, the Portfolio may not achieve its investment objective.

General Discussion of Risks

Different types of securities, investments and investment techniques used by each Portfolio all have attendant risks of varying degrees.

Equity Securities.  In general, the values of equity securities fluctuate in response to the performance of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity securities that a Portfolio holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. This is known as market risk. U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets exhibit fewer clear trends and tend to reflect unpredictable local economic and financial conditions. Equity securities are also subject to financial risk, which is the risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value. Therefore, the value of an investment in those Portfolios that hold equity securities may increase or decrease.

Income-Bearing Securities.  In general, income-bearing securities are subject to the risk of income volatility, interest rate risk (a type of market risk), credit risk (a type of financial risk) and, as to some income-bearing securities, prepayment/extension risk. Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of income-bearing securities. Credit risk relates to the ability of an issuer of a debt security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a Portfolio to lose its investment in the security.

In general, interest rate risk is the risk that when prevailing interest rates decline, the market value of income-bearing securities (particularly fixed-income securities) tends to increase. Conversely, when prevailing interest rates increase, the market value of income-bearing securities (particularly fixed-income securities) tends to decline.

Prepayment risk and extension risk are normally present in adjustable rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of income-bearing securities held by a Portfolio, can result in losses to investors in the Portfolio.

Style Risk.  Portfolios with Advisers that use either a value investing or a growth investing style, entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the Portfolios, holding such securities may experience significant

1

declines in the value of their portfolios. Style risk, therefore, is the risk that a Portfolio’s value investing or growth investing style falls out of favor with investors for a period of time.

Terms Used in This Prospectus

Adviser:  The Trust’s investment manager, Roszel Advisors, LLC or any subadviser retained by it.

Bottom-Up:  An approach to portfolio management that emphasizes the analysis of company-specific factors that are likely to influence the prospects of particular companies and the returns of their securities. Portfolio construction depends mostly on individual security selection.

Equity Securities:  Equity securities include common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Foreign government debt securities:  Securities issued or guaranteed by a foreign government or its agencies or instrumentalities.

Foreign Issuers:  (1) Companies organized outside the United States, (2) companies whose securities are principally traded outside of the United States, (3) companies having their principal business operations outside of the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Government Securities:  Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

High-Grade Securities:  Securities rated, at the time of purchase, in the three highest categories by a nationally-recognized statistical rating organization (“NRSRO”) (e.g., A or higher by Moody’s Investors Service (“Moody’s”) or Standard & Poor’s (“S&P”)) or unrated securities that the Adviser determines are of comparable quality.

Income-Bearing Securities:  Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); and preferred stock or other securities that pay dividends.

Investment Grade Securities:  Securities rated, at the time of purchase, in the four highest categories by an NRSRO (e.g., Baa or higher by Moody’s or BBB or higher by S&P) or unrated securities that the Adviser determines are of comparable quality.

Large Capitalization:  Large capitalization means securities with a market capitalization as represented by the Russell 1000® Index. As of March 31, 2009 the average market capitalization of such securities was approximately $61.8 billion and the median market capitalization was approximately $2.7 billion.

Lower-Rated Securities:  Securities rated, at the time of purchase, lower than investment grade by an NRSRO, or unrated securities that the Adviser determines are of comparable quality. Lower-Rated Securities are subject to above-average market risk and financial risk and are commonly referred to as “junk bonds.”

Mid Capitalization:  Mid capitalization means securities with a market capitalization as represented by the Russell Midcap® Index. As of March 31, 2009 the average market capitalization of such securities was approximately $5.0 billion and the median market capitalization was approximately $2.2 billion.

Non-Dollar Securities:  Securities denominated or quoted in foreign currency.

SAI:  The Trust’s statement of additional information, which contains additional information about the Trust and the Portfolios.

2

Small Capitalization:  Small capitalization means securities with a market capitalization as represented by the Russell 2000® Index. As of March 31, 2009 the average market capitalization of such securities was approximately $820 million and the median market capitalization was approximately $259 million.

Top-Down:  An approach to portfolio management that emphasizes the analysis of the economic factors that influence performance of the markets and of particular sectors of the economy or industries and the financial markets. Portfolio construction depends mostly on a view of how such factors may affect individual companies and securities.

Value Investing:  A portfolio management style that involves seeking securities that:

•	Exhibit low financial ratios (particularly stock price-to-book value, but also stock price-to-earnings and stock price-to-cash flow);

•	Can be acquired for less than what an Adviser believes is the issuer’s intrinsic value; or

•	Appear attractive on a dividend discount model.

Value oriented investing entails a strong “sell discipline” in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to an Adviser to have strong potential for capital appreciation, or securities of “special situation” companies. A special situation company is one that an Adviser believes has potential for significant future earnings growth, but has not performed well in the recent past. Such companies include ones undergoing management changes, corporate or asset restructuring or having significantly undervalued assets. For most Advisers, identifying special situation companies and establishing an issuer’s intrinsic value involves fundamental research about, and qualitative analysis of, such companies and issuers. Identifying issuers whose securities are undervalued in light of qualitative factors, involves quantitative analysis focusing on financial ratios and other measures of values.

Growth Investing.  A portfolio management style that involves seeking securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Generally such securities are those of issuers with strong business franchises and favorable long-term growth prospects. Often such issuers are companies with a strong competitive position within their industry or a competitive position within a very strong industry. For most Advisers, growth investing entails analyzing the quality of an issuer’s earnings (i.e., the degree to which earnings are derived from sustainable, cash-based sources). For many Advisers, growth investing means analyzing issuers as if they are buying the company or its business, not simply trading its securities. For some Advisers, growth investing also may involve fundamental research about and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company’s securities.

Advisers

Roszel Advisors, LLC (“Roszel Advisors”), an indirect, wholly-owned subsidiary of Bank of America Corporation (“Bank of America”), is the investment manager of the Trust and each of the Portfolios. As investment manager, Roszel Advisors is responsible for overall management of the Trust and for retaining Advisers to manage the assets of each Portfolio according to its investment objective and strategies. The Adviser for each Portfolio is identified near the top of the page describing the Portfolio. From time to time, Roszel Advisors may change a Portfolio’s Adviser. For more detailed information about Roszel Advisors and the other Advisers, see “Investment Management.”

3

Roszel/Marsico Large Cap Growth Portfolio

INVESTMENT OBJECTIVE
What is this Portfolio’s goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Marsico Capital Management, LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets in large capitalization equity securities of companies that the Adviser believes have long-term growth potential. Typically such securities are those with a market capitalization of at least $5 billion. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional securities at times such as when the Adviser is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. Generally, no more than 8% of the Portfolio’s total assets (at time of purchase) is invested in the securities of any single issuer.

The Adviser uses a growth investing style. The Adviser’s approach is to combine top-down macroeconomic analysis with bottom-up stock selection. Using the top-down approach, the Adviser considers such macroeconomic factors as interest rates, inflation, demographics, regulatory environment and the global competitive landscape to identify sectors, industries and companies that may benefit from overall trends it observes. The Adviser then looks for individual companies with earnings growth potential that may not be recognized by the market at large. The Adviser uses a bottom-up process to determine whether or not a particular company may be a suitable investment. In doing this the Adviser may focus on any of a number of different attributes, including: specific market expertise or dominance, franchise durability and pricing power, strength of fundamentals, strength and ethics of management, commitment to shareholder interests, and reasonableness of valuations in the context of projected growth rates and other indicators that a company or security may be suitable for investment. The Portfolio’s performance benchmark is the Russell 1000 Growth Index.

The Portfolio may invest up to 15% of its total assets in securities of foreign issuers (principally American depository receipts including issuers located in countries with developing or emerging economies and/or securities markets).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in equity securities, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on equity securities that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in income-bearing securities. This Portfolio also is subject to substantial style risk in that growth investing may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in securities of foreign issuers and non-dollar securities, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on “Risks of Certain Investments and Investment Techniques.”

4

Performance Information

[MARSICO LCG GRAPH]

2003	26.40%
2004	4.53%
2005	2.92%
2006	5.69%

Annual Total Returns Commenced operations on July 1, 2002	Average Annual Total Returns (for the periods ended December 31, 2008)

Since
	One Year	Five Years	Inception

Roszel/Marsico Large Cap Growth Portfolio	−42.43%	−4.34%	−1.47%

Russell 1000 Growth Index	−38.44%	−3.42%	−0.12%

S&P 500 Index	−37.00%	−2.19%	0.51%

During the period shown in the bar chart, the highest return for a quarter was 13.90% (quarter ended June 30, 2003) and lowest return for a quarter was −23.72% (quarter ended December 31, 2008).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio’s year to year performance for each complete year since the Portfolio’s inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth rates.

The S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance.

5

Roszel/Lord Abbett Affiliated Portfolio

INVESTMENT OBJECTIVE
What is this Portfolio’s goal?

The Portfolio seeks long-term capital appreciation and income.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Lord, Abbett & Co. LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets in large capitalization equity securities of seasoned U.S. and multinational companies that the Adviser believes are undervalued by the market. Generally, such companies are those with capitalizations at the time of purchase that fall within the market capitalization range of companies in the Russell 1000 Index. This range varies daily.

The Adviser uses a value investing style. The Adviser’s approach is to invest in stocks selling at reasonable prices in relation to the Adviser’s assessment of their potential value. The Adviser generally sells a stock when it has reached the Adviser’s valuation target or when its issuer seems less likely to benefit from the current market and economic environment or shows deteriorating fundamentals. The Portfolio’s performance benchmark is the Russell 1000 Value Index.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in equity securities, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on equity securities that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that emphasize investments in income-bearing securities. This Portfolio also is subject to substantial style risk in that value investing may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in securities of foreign issuers, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on “Risks of Certain Investments and Investment Techniques.”

6

Performance Information

[LORD ABBETT AFFILIATED GRAPH]

2004	11.27%
2005	3.18%
2006	17.50%

Annual Total Returns Commenced operations on May 1, 2003	Average Annual Total Returns (for the periods ended December 31, 2008)

			Since
	One Year	Five Years	Inception

Roszel/Lord Abbett Affiliated Portfolio	−32.42%	−1.13%	2.40%

S&P 500 Index	−37.00%	−2.19%	1.68%

Russell 1000 Value Index	−36.85%	−0.79%	3.38%

During the period shown in the bar chart, the highest return for a quarter was 10.77% (quarter ended December 31, 2004) and lowest return for a quarter was −16.65% (quarter ended December 31, 2008).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio’s year to year performance for each complete year since the Portfolio’s inception on May 1, 2003. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

The Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance.

7

Roszel/Allianz CCM Capital Appreciation
Portfolio

INVESTMENT OBJECTIVE
What is this Portfolio’s goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Cadence Capital Management LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing at least 65% of its total assets in large capitalization equity securities.

The Adviser uses a style that combines favorable growth prospects with attractive valuations, or a “growth at a reasonable price” strategy. The Adviser seeks to consistently achieve a favorable balance of growth and value characteristics for the Portfolio with stocks of companies in the Russell 1000 Index and the S&P 500 Index. The Adviser ranks such companies according to a series of quantitative growth criteria, such as change in consensus earning estimates over time, the company’s history of meeting earnings targets, and improvements in return on equity as well as ratios that may reveal value, such as price-to-earnings ratio. The Adviser then selects individual stocks by subjecting the most attractively ranked stocks to an analysis of qualitative factors, such as strength of management, competitive industry position, and business prospects, as well as financial statement data, such as earnings, cash flows and profitability. The Adviser looks to sell a stock when company or industry fundamentals deteriorate, when its earnings decline, or when company management lowers expectations or guidance for sales or earnings. A position may be reduced if its weighting in the Portfolio becomes excessive (normally above 2% of the Portfolio’s investments). The Portfolio’s performance benchmark is the S&P 500 Index.

The Portfolio may invest up to 10% of its total assets in securities of foreign issuers (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in equity securities, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on equity securities that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in income-bearing securities.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in securities of foreign issuers, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on “Risks of Certain Investments and Investment Techniques.”

8

Performance Information

[ALLIANZ CCM CAP GRAPH]

2004	12.80%
2005	9.42%
2006	6.46%

Annual Total Returns Commenced operations on May 1, 2003	Average Annual Total Returns (for the periods ended December 31, 2008)

			Since
	One Year	Five Years	Inception

Roszel/Allianz CCM Capital Appreciation Portfolio	−41.52%	−1.99%	1.20%

S&P 500 Index	−37.00%	−2.19%	1.68%

Russell 1000 Index	−37.60%	−2.04%	1.98%

During the period shown in the bar chart, the highest return for a quarter was 11.81% (quarter ended December 31, 2004) and lowest return for a quarter was −20.19% (quarter ended December 31, 2008).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio’s year to year performance for each complete year since the Portfolio’s inception on May 1, 2003. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance.

9

Roszel/Lord Abbett Mid Cap Value Portfolio

INVESTMENT OBJECTIVE
What is this Portfolio’s goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Lord, Abbett & Co. LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets in mid capitalization equity securities that the Adviser believes are undervalued by the market.

The Adviser uses a value investing style. The Adviser’s approach is to invest in mid capitalization securities. Generally, such companies are those with capitalizations at the time of purchase that fall within the market capitalization range of companies in the Russell Midcap Index. This range varies daily. The Adviser emphasizes qualitative analysis of companies and seeks to identify those whose securities have the potential for significant market appreciation due to growing recognition or anticipation of improvement in their financial results. Often these are companies where one or more catalysts exist that are likely to increase its earnings over the next several years. Such catalysts include:

•	changes in economic and financial environment
•	new or improved products or services
•	new or rapidly expanding markets
•	changes in management or structure of the company
•	price increases for the company’s products or services
•	improved efficiencies resulting from new technologies or changes in distribution
•	changes in government regulations, political climate or competitive conditions.

The Adviser’s “sell discipline” revolves around the catalyst running its course or diminishing in effect rather than quantitative factors.

The Portfolio’s performance benchmark is the Russell Midcap Value Index.

The Portfolio may invest up to 20% of its total assets in securities of foreign issuers (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in equity securities, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on equity securities of mid size companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in either income-bearing securities or large capitalization equity securities. Securities issued by mid size companies may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that value investing may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in securities of foreign issuers, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on “Risks of Certain Investments and Investment Techniques.”

10

Performance Information

[LORD ABBETT MCV GRAPH]

2003	24.71%
2004	23.77%
2005	8.23%
2006	12.13%

Annual Total Returns Commenced operations on July 1, 2002	Average Annual Total Returns (for the periods ended December 31, 2008)

			Since
	One Year	Five Years	Inception

Roszel/Lord Abbett Mid Cap Value Portfolio	−39.60%	−1.83%	0.42%

Russell Midcap Value Index	−38.44%	0.33%	3.27%

S&P 500 Index	−37.00%	−2.19%	0.51%

During the period shown in the bar chart, the highest return for a quarter was 15.60% (quarter ended June 30, 2003) and lowest return for a quarter was −20.98% (quarter ended December 31, 2008).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio’s year to year performance for each complete year since the Portfolio’s inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The Russell Midcap Value Index measures the performance of companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth rates.

The S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance.

11

Roszel/Seligman Mid Cap Growth Portfolio

INVESTMENT OBJECTIVE
What is this Portfolio’s goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by RiverSource Investments, LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets in mid capitalization equity securities of companies that the Adviser believes have a potential for high earnings growth rates.

The Adviser uses a growth investing style. The Adviser’s approach is to choose companies through fundamental analysis, considering both quantitative and qualitative analysis. In selecting individual securities, the Adviser looks to identify companies that it believes display certain characteristics, including but not limited to, one or more of the following:

•	Strong or improving company fundamentals
•	Strong management
•	Market earnings expectations at or below the Adviser’s estimates
•	Potential for improvement in operations that could be a catalyst for growth in revenues and/or earnings
•	Attractive valuation relative to anticipated earnings growth rates (i.e., low price/earnings ratio)
•	Potential for above-average growth

The Portfolio may from time to time, invest in a variety of income-bearing securities. The Portfolio’s performance benchmark is the Russell Midcap Growth Index.

The Portfolio may invest up to 15% of its total assets in securities of foreign issuers.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in equity securities, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on equity securities of mid size companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in either income-bearing securities or large capitalization equity securities. Securities issued by mid size companies may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that growth investing may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in securities of foreign issuers, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on “Risks of Certain Investments and Investment Techniques.”

12

Performance Information

[SELIGMAN MCG GRAPH]

2003	33.33%
2004	8.57%
2005	11.95%
2006	5.63%

Annual Total Returns Commenced operations on July 1, 2002	Average Annual Total Returns (for the periods ended December 31, 2008)

			Since
	One Year	Five Years	Inception

Roszel/Seligman Mid Cap Growth Portfolio	−47.17%	−4.62%	−0.53%

Russell Midcap Growth Index	−44.32%	−2.33%	2.13%

S&P 500 Index	−37.00%	−2.19%	0.51%

During the period shown in the bar chart, the highest return for a quarter was 14.18% (quarter ended December 31, 2003) and lowest return for a quarter was −27.67% (quarter ended December 31, 2008).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio’s year to year performance for each complete year since the Portfolio’s inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The Russell Midcap Growth Index measures the performance of companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth rates.

The S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance.

13

Roszel/Allianz NFJ Small Cap Value Portfolio

INVESTMENT OBJECTIVE
What is this Portfolio’s goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by NFJ Investment Group LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets in small capitalization equity securities that the Adviser believes are undervalued relative to the market across a broad range of industry groups.

The Adviser uses a value investing style. The Adviser screens small capitalization stocks to identify around 500 that it believes are undervalued. The portfolio selection universe is comprised of companies that pay dividends. The screening is done using traditional quantitative and qualitative factors evaluated both on a relative basis (compared to securities of issuers in the same industry) and on an “absolute” basis (compared to the overall market). The Adviser then narrows its field using further quantitative analysis of factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analyst’s earnings-per-share estimates) and liquidity. The Adviser generally tries to maintain about 100 stocks in equal amounts in the Portfolio. The Portfolio’s performance benchmark is the Russell 2000 Value Index.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in equity securities, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on equity securities of smaller companies that may appreciate in value, this Portfolio typically experiences greater volatility over time than funds that invest primarily in equity securities of larger companies or funds that invest in equity securities representing a greater range of market capitalizations. Smaller companies may have limited product lines, markets, or financial resources and their securities may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that value investing may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in securities of foreign issuers, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on “Risks of Certain Investments and Investment Techniques.”

14

Performance Information

[ALLIANZ SCV GRAPH]

2003	33.19%
2004	22.83%
2005	11.78%
2006	21.82%

Annual Total Returns Commenced operations on July 1, 2002	Average Annual Total Returns (for the periods ended December 31, 2008)

			Since
	One Year	Five Years	Inception

Roszel/Allianz NFJ Small Cap Value Portfolio	−26.31%	4.95%	7.42%

Russell 2000 Value Index	−28.92%	0.27%	3.14%

S&P 500 Index	−37.00%	−2.19%	0.51%

During the period shown in the bar chart, the highest return for a quarter was 16.07% (quarter ended June 30, 2003) and lowest return for a quarter was −20.22% (quarter ended December 31, 2008).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio’s year to year performance for each complete year since the Portfolio’s inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The Russell 2000 Value Index measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates.

The S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance.

15

Roszel/JPMorgan Small Cap Growth Portfolio

INVESTMENT OBJECTIVE
What is this Portfolio’s goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by JPMorgan Investment Management Inc.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets in small capitalization equity securities of companies that the Adviser believes have a potential for high earnings growth rates.

The Adviser uses a growth investing style. The Portfolio generally holds securities with market capitalizations within the capitalization range of its performance benchmark, the Russell 2000 Growth Index. The Adviser focuses on small capitalization securities of issuers with strong earnings prospects that are increasing their market share. The Adviser emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics. Qualitative factors that the Adviser looks for include dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage. The Portfolio is more broadly diversified than many of its peers and maintains investments in all sectors of its performance benchmark.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in equity securities, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on equity securities of smaller companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in income-bearing securities or funds that invest in equity securities representing a greater range of market capitalizations. Smaller companies may have limited product lines, markets, or financial resources and their securities may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that growth investing may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in securities of foreign issuers, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on “Risks of Certain Investments and Investment Techniques.”

16

Performance Information

[JPMORGAN SCG GRAPH]

2003	37.06%
2004	9.01%
2005	6.41%
2006	15.67%

Annual Total Returns Commenced operations on July 1, 2002	Average Annual Total Returns (for the periods ended December 31, 2008)

			Since
	One Year	Five Years	Inception

Roszel/JPMorgan Small Cap Growth Portfolio	−43.10%	−3.12%	−0.09%

Russell 2000 Growth Index	−38.54%	−2.35%	1.66%

S&P 500 Index	−37.00%	−2.19%	0.51%

During the period shown in the bar chart, the highest return for a quarter was 16.38% (quarter ended June 30, 2003) and lowest return for a quarter was −25.26% (quarter ended December 31, 2008).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio’s year to year performance for each complete year since the Portfolio’s inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The Russell 2000 Growth Index measures the performance of companies in the Russell 2000 Index with higher price-to-book rates and higher forecasted growth rates.

The S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance.

17

Roszel/Delaware Trend Portfolio

INVESTMENT OBJECTIVE
What is this Portfolio’s goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Delaware Management Company.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing at least 65% of its total assets in small capitalization equity securities of companies that the Adviser believes have a potential for high earnings growth rates.

The Adviser uses a growth investing style. The Adviser seeks small companies that (1) offer substantial opportunities for long-term price appreciation, (2) are believed to be responsive to changes within the marketplace, and (3) are believed to have the fundamental characteristics to support continued growth. The Adviser evaluates a company’s management, product development and sales and earnings. The Adviser uses a bottom-up approach for this evaluation and seeks market leaders, strong product cycles, innovative concepts and industry trends.

The Adviser believes that companies in the early stages of their development often offer the greatest opportunities for rising stock prices and that the key to investing successfully in small companies is to invest in them before their stock price matches their growth potential. To do this, the Adviser relies on its own research to study:

•	the operational history of the company;

•	its strategic focus; and

•	its competitive environment.

The Adviser also looks at price-to-earnings ratios, estimated growth rates, market capitalization and cash flows to determine how attractive a company is relative to other companies.

Because there is added risk when investing in small companies, which may still be in their early developmental stages, the Adviser seeks a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries. The Portfolio’s performance benchmark is the Russell 2500 Growth Index.

As small companies grow, the securities of some may increase in value beyond small capitalization, however, the Adviser may hold such securities until it believes they have reached their growth potential.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in equity securities, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on equity securities of smaller companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in income-bearing securities or funds that invest in equity securities representing a greater range of market capitalizations. Smaller companies may have limited product lines, markets, or financial resources and their securities may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that growth investing may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in securities of foreign issuers, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on “Risks of Certain Investments and Investment Techniques.”

18

Performance Information

[ROSZEL/DELAWARE TREND GRAPH]

2004	11.54%
2005	4.74%
2006	7.62%

Annual Total Returns Commenced operations on May 1, 2003	Average Annual Total Returns (for the periods ended December 31, 2008)

			Since
	One Year	Five Years	Inception

Roszel/Delaware Trend Portfolio	−45.98%	−5.67%	−1.36%

S&P 500 Index	−37.00%	−2.19%	1.68%

Russell 2500 Growth Index	−41.50%	−2.24%	3.89%

During the period shown in the bar chart, the highest return for a quarter was 11.46% (quarter ended March 31, 2006) and lowest return for a quarter was −30.47% (quarter ended December 31, 2008).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio’s year to year performance for each complete year since the Portfolio’s inception on May 1, 2003. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

The Russell 2500 Growth Index measures the performance of companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth rates.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance.

19

Roszel/Lord Abbett Bond Debenture Portfolio

INVESTMENT OBJECTIVE
What is this Portfolio’s goal?

The Portfolio seeks a high current income and capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Lord, Abbett & Co. LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio invests, under normal market conditions, at least 80% of its net assets in a wide variety of income-bearing securities including convertible bonds and debt securities with equity warrants. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio’s total assets are invested in a combination of investment grade securities, Government securities and money market instruments. As to the remainder of the Portfolio, there are no credit quality limitations and up to 80% of the Portfolio’s total assets may be invested in lower-rated debt securities. At times the Adviser may focus on high yield debt securities, from which it attempts to obtain high income and/or reasonable capital appreciation. At other times the Adviser may shift substantial portions of the Portfolio’s assets into other types of income-bearing securities so as to change the character of the Portfolio. For example, it could invest substantial amounts in convertible bonds or other income-bearing securities having equity characteristics. The Adviser may sell a security if it no longer meets investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. The Portfolio’s performance benchmark is the Merrill Lynch U.S. High Yield Master II Index.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers (principally American depository receipts), including those located in countries with emerging economies or securities markets and non-dollar securities.

A detailed description of rating categories is contained in the SAI.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with most income mutual funds, the Portfolio is subject to interest rate risk. Other factors may affect the market price and yield of the Portfolio’s securities, including investor demand and domestic and worldwide economic conditions. Loss of money is a significant risk of investing in this Portfolio. Because the Portfolio invests largely in lower-rated securities it is subject to considerable credit risk and income volatility as well as some prepayment/extension risk. Lower-rated securities are of lower quality (sometimes substantially lower) and therefore are commonly referred to as “junk bonds.” To the extent that the Portfolio invests in securities of foreign issuers, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on “Risks of Certain Investments and Investment Techniques.”

20

Performance Information

[LORD ABBETT BD GRAPH]

2003	17.02%
2004	8.14%
2005	2.23%
2006	9.16%

Annual Total Returns Commenced operations on July 1, 2002	Average Annual Total Returns (for the periods ended December 31, 2008)

			Since
	One Year	Five Years	Inception

Roszel/Lord Abbett Bond Debenture Portfolio	−19.22%	0.55%	3.77%

Merrill Lynch U.S. High Yield Master II Index	−26.39%	−0.86%	3.77%

Merrill Lynch U.S. Domestic Master Bond Index	6.20%	4.91%	5.42%

During the period shown in the bar chart, the highest return for a quarter was 6.73% (quarter ended June 30, 2003) and lowest return for a quarter was −11.77% (quarter ended December 31, 2008).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio’s year to year performance for each complete year since the Portfolio’s inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The Merrill Lynch U.S. High Yield Master II Index consists of all U.S.-dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and maturing over one year. The quality rating is less than BBB.

The Merrill Lynch U.S. Domestic Master Bond Index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance.

21

FEES AND EXPENSES

The following tables describe the fees and expenses that you pay if you buy and hold shares of the Portfolios. These fees and expenses do not reflect variable contract expenses, fees and charges. If variable contract expenses, fees and charges were included, your costs would be higher.

Annual Portfolio Operating Expenses (deducted from Portfolio assets)

			Total
			Annual
			Portfolio
	Management	Other	Operating	Expense	Net
	Fees	Expenses	Expenses	Reimbursements[1]	Expenses

Roszel/Marsico Large Cap Growth Portfolio	0.80%	0.42%	1.22%	0.12%	1.10%
Roszel/Lord Abbett Affiliated Portfolio	0.80%	0.43%	1.23%	0.13%	1.10%
Roszel/Allianz CCM Capital Appreciation Portfolio	0.80%	0.35%	1.15%	0.05%	1.10%
Roszel/Lord Abbett Mid Cap Value Portfolio	0.85%	0.41%	1.26%	0.11%	1.15%
Roszel/Seligman Mid Cap Growth Portfolio	0.85%	0.56%	1.41%	0.26%	1.15%
Roszel/Allianz NFJ Small Cap Value Portfolio	0.85%	0.37%	1.22%	0.07%	1.15%
Roszel/JPMorgan Small Cap Growth Portfolio	0.95%	0.49%	1.44%	0.19%	1.25%
Roszel/Delaware Trend Portfolio	0.85%	0.60%	1.45%	0.30%	1.15%

Roszel/Lord Abbett Bond Debenture Portfolio	0.80%	0.91%	1.71%	0.61%	1.10%

[1]	The Trust has entered into an expense limitation agreement with Roszel Advisors whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, dividends payable on securities sold short and other expenses related to short sales, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) exceed certain limits. The expense limitation agreement is effective through April 30, 2010, and is expected to continue from year to year, provided the continuance is approved by the Trust’s board of trustees. Any reimbursements made by Roszel Advisors to a Portfolio are subject to repayment by that Portfolio within the subsequent three years, to the extent that the Portfolio’s total assets are greater than $50 million and the Portfolio can make the repayment while remaining within its expense cap.

22

Example

The following example is intended to help you compare the cost of investing in shares of the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The costs would be the same if you do not redeem your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Portfolio’s operating expenses remain the same except for the expense reimbursement which is only in effect during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Roszel/Marsico Large Cap Growth Portfolio	$112	$375	$659	$1,467
Roszel/Lord Abbett Affiliated Portfolio	$112	$377	$663	$1,477
Roszel/Allianz CCM Capital Appreciation Portfolio	$112	$360	$628	$1,393
Roszel/Lord Abbett Mid Cap Value Portfolio	$117	$389	$681	$1,513
Roszel/Seligman Mid Cap Growth Portfolio	$117	$421	$746	$1,668
Roszel/Allianz NFJ Small Cap Value Portfolio	$117	$380	$664	$1,471
Roszel/JPMorgan Small Cap Growth Portfolio	$127	$437	$769	$1,708
Roszel/Delaware Trend Portfolio	$117	$429	$764	$1,709
Roszel/Lord Abbett Bond Debenture Portfolio	$112	$479	$871	$1,969

The example does not reflect sales charges (loads) on reinvested dividends and other distributions because the Portfolios do not impose sales charges. The example does not reflect variable contract expenses, fees and charges. If these expenses, fees and charges were included, your costs would be higher.

23

INFORMATION ABOUT THE RISKS OF CERTAIN
INVESTMENTS AND INVESTMENT TECHNIQUES

Government Securities

Each Portfolio may invest in Government securities. Government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. Government securities may be supported by the: (a) full faith credit of the U.S. Treasury, (2) right of the issuer to borrow from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the issuer, or (d) only the credit of the issuer. Government securities also include Treasury receipts, zero coupon bonds and other stripped Government securities, where the principal and interest components of the stripped Government securities are traded independently. Certain Portfolios also may invest in custody receipts that evidence ownership of future interest payments, principal payments, or both, on certain Government securities. For certain securities law purposes, custody receipts are not considered Government securities.

Government securities generally entail interest rate risk comparable with other high-grade securities although, at times, certain stripped Government securities may entail a greater degree of interest rate risk. Government securities in categories (a) and (b) entail virtually no credit risk, while those in categories (c) and (d) and stripped Government securities entail a small degree of such risk. Except for mortgage-backed Government securities, Government securities do not entail prepayment or extension risk.

Use of Options, Futures and Other Derivatives

Although not a principal investment strategy, certain Portfolios may purchase and sell option contracts, enter into futures contracts or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques permit a Portfolio to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a Portfolio to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

Advisers also use these techniques to manage risk by hedging a Portfolio’s portfolio investments. Hedging techniques may not always be available to the Portfolios; and it may not always be feasible for an Adviser to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a Portfolio could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Adviser expects. As a result, the use of these techniques may result in losses to a Portfolio or increase volatility in a Portfolio’s performance.

Securities of Foreign Issuers

The Portfolios may invest in securities of foreign issuers as part of their principal investment strategy. Some of these Portfolios also may invest in non-dollar securities.

Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other

24

investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a Portfolio, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Small Capitalization Companies

The Portfolios whose investment strategy includes investment in securities of small capitalization companies do so as part of their principal investment strategy.

Historically, small capitalization stocks, including stocks of recently organized companies, have been more volatile in price than the larger market capitalization stocks. As a result, investing in the securities of such companies involves greater risk and the possibility of greater price volatility. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are more thinly traded than those of larger companies and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small capitalization securities are often higher than those with larger capitalizations.

“When-issued” and “Delayed Delivery” Transactions

Certain of the Portfolios may purchase newly-issued securities on a “when-issued” basis and may purchase or sell securities on a “delayed delivery” basis. When-issued or delayed delivery transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the Portfolio to lock in an attractive purchase price or yield on a security the Portfolio intends to purchase or an attractive sale price on a security the Portfolio intends to sell. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase or sale and settlement, no payment is made or received by a Portfolio and, for delayed delivery purchases, no interest accrues to the Portfolio. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Portfolio reserves the right to sell such securities before the settlement date if deemed advisable.

At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will segregate the security on the Trust’s accounting records, record the transaction and reflect the amount due and the market value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will segregate the security on the Trust’s accounting records, record the transaction and include the proceeds to be received in determining its net asset value. Accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are not reflected in the net asset value so long as the commitment remains in effect.

Lower-Rated Income Bearing Securities

As part of its principal investment strategy, Roszel/Lord Abbett Bond Debenture Portfolio may invest a substantial portion of its assets in high-yielding income-bearing securities rated below investment grade. Other Portfolios also may invest in below investment grade securities, but not as a principal investment

25

strategy. Securities rated below investment grade are commonly known as “junk bonds.” These lower-rated securities are, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with their terms and generally entail more credit risk than higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not accurate, regarding lower-rated securities may depress prices and diminish liquidity for such securities. Factors adversely affecting the market value of lower-rated securities adversely affect a Portfolio’s net asset value. In addition, a Portfolio may incur additional expenses to the extent it may be required to seek recovery upon a default in the payment of principal or interest on its income-bearing securities. Although some risk is inherent in all securities, holders of income-bearing securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in such securities generally entails less financial risk than an investment in equity securities of the same issuer.

Lower-rated securities may be issued by corporations in the early stages of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue lower-rated securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower-rated securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio.

A Portfolio may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in all lower-rated securities, there is no established retail secondary market for many of these securities, and the Trust anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for investment grade securities. The lack of a liquid secondary market may have an adverse impact on market value of such securities and a Portfolio’s ability to dispose of them when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Trust to obtain accurate market quotations for purposes of valuing a Portfolio’s assets. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

It is likely that a major economic recession could severely affect the market for and the values of lower-rated securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

A Portfolio may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. The SAI contains more information about the risks of restricted securities. A Portfolio may acquire lower-rated securities during an initial offering. Such securities involve special risks because they are new issues.

Additional information regarding the rating categories for income-bearing securities appears in the appendix of the SAI.

26

Swaps and Similar Transactions

The Roszel/Lord Abbett Bond Debenture Portfolio may enter into swap transactions for hedging or for investment purposes. The Portfolio may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. These transactions are not expected to be a principal strategy of the Portfolio.

The Portfolio may enter into credit default swaps, receiving one or more premium payments in exchange for the agreement to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other “credit event”. Alternatively, the Portfolio may agree to pay premiums and receive such credit protection.

These transactions involve investment techniques and risks that are different from ordinary portfolio securities transactions. They may involve a small investment of cash compared to the risk assumed, but are generally collateralized by cash or Government securities based on the excess of the value of the Portfolio’s required payments over the value of its counterparty’s required payments. Conversely, the Portfolio may require collateral from counterparties on a comparable basis, unless satisfied with the claims paying ability of the counterparty.

Senior Loans

The Roszel/Lord Abbett Bond Debenture Portfolio may invest up to 10% of its net assets in floating or adjustable rate senior loans. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities (“Borrowers”). The interest rates on senior loans are periodically adjusted to a generally recognized base rate such as the London Interbank Offered Rate (“LIBOR”) or the prime rate as set by the Federal Reserve (“Prime Rate”). Senior loans typically are secured by specific collateral of the Borrower and hold the most senior position in the Borrower’s capital structure or share the senior position with the Borrower’s other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the Borrower’s assets in the event of default. Senior loans are subject to increased credit and liquidity risks. The prices of senior loans also may be adversely affected by supply-demand imbalances caused by conditions within the senior loan market or in other markets that have an impact on the value of senior loans. The frequency and magnitude of such changes cannot be predicted.

The Roszel/Lord Abbett Bond Debenture Portfolio may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by the Adviser to be the equivalent of below investment grade securities. The general risks of lower-rated securities are described above. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market.

INVESTMENT MANAGEMENT

Roszel Advisors

Roszel Advisors is the investment manager of the Trust and each of the Portfolios. As investment manager, Roszel Advisors is responsible for overall management of the Trust and for retaining additional Advisers to manage the assets of each Portfolio. Roszel Advisors, at its own expense, furnishes the Trust with officers, clerical services and other personnel, as well as office space, facilities and equipment necessary to administer the business affairs of the Trust. Likewise, Roszel Advisors retains and supervises third-party service providers paid by the Trust to perform certain operational functions. These include J.P. Morgan Investor Services Co., the Trust’s administrator, which is responsible for, among other tasks, the valuation of each Portfolio’s assets and other accounting functions.

Roszel Advisors uses a “manager of managers” approach to selecting and supervising specialist Advisers to manage the investment portfolios of each Portfolio. Roszel Advisors selects Advisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself is not a significant factor in selecting or terminating Advisers. Roszel Advisors does not anticipate frequent

27

changes in Advisers. The Trust’s board of trustees reviews and approves Roszel Advisors’s selection or dismissal of Advisers. In the event of a change in a Portfolio’s Adviser, variable contract owners invested in that Portfolio will be sent an information statement providing information about the new Adviser within 90 days of such change.

A discussion regarding the basis for the board of trustees approval of the investment advisory and subadvisory agreements is available in the Trust’s semi-annual report to shareholders for the period ended June 30th.

Management Fees

The following table shows the annual management fee rate paid to Roszel Advisors by each Portfolio.

Annual Rate
(as percentage
of average
Portfolio	daily net assets)

Roszel/Marsico Large Cap Growth Portfolio	0.80%
Roszel/Lord Abbett Affiliated Portfolio	0.80%
Roszel/Allianz CCM Capital Appreciation Portfolio	0.80%
Roszel/Lord Abbett Mid Cap Value Portfolio	0.85%
Roszel/Seligman Mid Cap Growth Portfolio	0.85%
Roszel/Allianz NFJ Small Cap Value Portfolio	0.85%
Roszel/JPMorgan Small Cap Growth Portfolio	0.95%
Roszel/Delaware Trend Portfolio	0.85%
Roszel/Lord Abbett Bond Debenture Portfolio	0.80%

Other Advisers

Each Portfolio is managed by an Adviser selected by Roszel Advisors to bring specific asset management style expertise strategy to the management of that Portfolio. The table below summarizes the background data with respect to the Adviser that manages each Portfolio’s assets.

Marsico Capital Management, LLC	Roszel/Marsico Large Cap Growth Portfolio
1200 17th Street, Suite 1600
Denver, Colorado 80202

Marsico Capital Management, LLC was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of December 31, 2008, had approximately $55 billion under management.

Thomas F. Marsico is the Chief Investment Officer of Marsico Capital and manages the Roszel/Marsico Large Cap Growth Portfolio. Mr. Marsico has over 21 years of experience as a securities analyst and a portfolio manager. Mr. Marsico holds a B.A. from the University of Colorado and an M.B.A. from the University of Denver. Mr. Marsico has managed the Portfolio since July 2005.

Lord, Abbett & Co. LLC	Roszel/Lord Abbett Affiliated Portfolio
90 Hudson Street
Jersey City, NJ 07302-3973

Lord, Abbett & Co. LLC, founded in 1929, manages one of the nation’s oldest mutual fund complexes, with approximately $70 billion in 53 mutual fund portfolios and other advisory accounts, as of December 31, 2008.

The Portfolio is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

The team is headed by Eli M. Salzmann, Partner and Director. Mr. Salzmann joined Lord Abbett in 1997 and has been a member of the team since its inception. Mr. Salzmann has managed the Portfolio since May 2003. Assisting Mr. Salzmann is Kenneth G. Fuller, Partner and Portfolio Manager. Mr. Fuller joined Lord Abbett in 2002 and has been a member of the team since that date. Mr. Fuller has managed the Portfolio since May 2003. Messrs. Salzmann and Fuller are jointly and primarily responsible for the day-to-day management of the Portfolio.

28

Cadence Capital Management LLC Roszel/Allianz CCM Capital Appreciation Portfolio
265 Franklin Street, 11thFloor
Boston, MA 02110

Cadence Capital Management LLC provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence Capital Management LLC, commenced operations in 1988. Accounts managed by Cadence Capital Management LLC had combined assets as of December 31, 2008 of approximately $5 billion.

William B. Bannick, Managing Director, Executive Vice President and Chief Investment Officer at Cadence Capital Management LLC, jointly manages the Portfolio. Mr. Bannick is a research generalist and Senior Portfolio Manager for the Cadence team. He has managed separately managed equity accounts for various Cadence institutional clients and has been a member of the team that manages the Allianz Global Investors Funds sub-advised by Cadence since joining Cadence in 1992. Mr. Bannick has managed the Portfolio since May 2003.

Robert L. Fitzpatrick, Managing Director and Portfolio Manager, jointly manages the Portfolio. Mr. Fitzpatrick is a research generalist who began with Cadence covering the hardware side of the Technology industry, including semiconductors, computers, other equipment and telecommunications. He manages separately managed equity accounts for various Cadence institutional clients and has been a member of the team that manages the Allianz Global Investors Funds sub-advised by Cadence since joining Cadence in 1999. Mr. Fitzpatrick has managed the Portfolio since May 2003.

Michael J. Skillman, Chief Executive Officer and Managing Director, jointly manages the Portfolio. Mr. Skillman has managed separately managed equity accounts for various Cadence institutional clients and has been a member of the team that manages the Allianz Global Investors Funds sub-advised by Cadence since joining Cadence in 1994. Mr. Skillman has managed the Portfolio since November 2006.

Lord, Abbett & Co. LLC	Roszel/Lord Abbett Mid Cap Value Portfolio
90 Hudson Street
Jersey City, NJ 07302

Lord, Abbett & Co. LLC, founded in 1929, manages one of the nation’s oldest mutual fund complexes, with approximately $70 billion in 53 mutual fund portfolios and other advisory accounts, as of December 31, 2008.

The Portfolio is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

The team is headed by Robert P. Fetch, Partner and Director. Mr. Fetch joined Lord Abbett in 1995 and established Lord Abbett’s micro cap, small cap, small-mid cap and multi cap value investment strategies. Mr. Fetch has been a portfolio manager for the Portfolio since February 2009. Assisting Mr. Fetch is Jeff Diamond, Portfolio Manager, who joined Lord Abbett in 2007 and has been a portfolio manager of the Portfolio since June 2008. Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006). Messrs. Fetch and Diamond are jointly and primarily responsible for the day-to-day management of the Portfolio.

Roszel/Seligman Mid Cap Growth Portfolio
RiverSource Investments, LLC
200 Ameriprise Financial Center
Minneapolis, MN 55474

Prior to November 7, 2008, J. & W. Seligman & Co. Incorporated (“Seligman”) served as Adviser to the Portfolio. On November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”) completed its acquisition of Seligman. With the acquisition of Seligman completed, and with the Trust’s board of trustees having approved the retention of RiverSource Investments and a new sub-advisory agreement between Roszel Advisors and RiverSource Investments, RiverSource Investments became the Adviser to the Portfolio effective November 7, 2008. RiverSource Investments is also the investment manager of the RiverSource Group of Funds, which includes the “RiverSource” funds, “RiverSource Partners” funds, “Threadneedle” funds and the “Seligman” funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. As of December 31, 2008, RiverSource Investments had approximately $127 billion in assets under management.

29

Erik J. Voss, a Portfolio Manager at RiverSource Investments, has managed the Portfolio since October 2006. Mr. Voss joined Seligman in October 2006 and RiverSource Investments in November 2008 when RiverSource Investments acquired Seligman. Mr. Voss was a portfolio manager at Wells Capital Management Incorporated from January 2005 through March 2006 and a portfolio manager at Strong Capital Management, Inc. from October 2000 through January 2005.

NFJ Investment Group LLC	Roszel/Allianz NFJ Small Cap Value Portfolio
2100 Ross Avenue, Suite 700
Dallas, Texas 75201

NFJ Investment Group LLC located at 2100 Ross Avenue, Suite 700, Dallas, TX, provides investment advisory services to mutual funds and institutional accounts. NFJ Investment Group commenced operations in 1989. Accounts managed by NFJ Investment Group LLC had assets as of December 31, 2008 of approximately $26 billion.

Ben Fischer, CFA, Managing Director and Portfolio Manager, is a founding partner of NFJ Investment Group LLC. He has over 43 years’ experience in portfolio management, investment analysis and research. Prior to founding NFJ in 1989, he was Chief Investment Officer (Institutional and Fixed Income), Senior Vice President and Senior Portfolio Manager at NationsBank which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge. He received his BA degree in Economics and a JD degree from Oklahoma University, and an MBA from New York University. Mr. Fischer has managed the Portfolio since July 2002.

Paul Magnuson, Managing Director is the Senior Research Analyst and a Portfolio Manager at NFJ. He has over 23 years of investment experience in equity analysis and portfolio management. Prior to joining NFJ in 1992, he was an Assistant Vice President at NationsBank, which he joined in 1985. Mr. Magnuson received his BBA degree in Finance from the University of Nebraska in 1984. Mr. Magnuson has managed the Portfolio since July 2002.

Morley D. Campbell, CFA, is a Portfolio Manager at NFJ. Mr. Campbell has over 5 years of experience in investment and financial analysis. Prior to joining NFJ Investment Group in 2007, Mr. Campbell worked as an investment banking analyst for Lazard and Merrill Lynch. Mr. Campbell received his BBA degree in Finance from the University of Texas in 2003 and his MBA from Harvard Business School. Mr. Campbell has managed the Portfolio since July 2007.

R. Burns McKinney, CFA, is a Principal and Portfolio Manager at NFJ. Mr. McKinney has 12 years of experience in equity research and financial analysis. Prior to joining NFJ Investment Group in 2006, Mr. McKinney was an equity analyst covering the energy sector for Evergreen Investments in Boston. He began his career as an investment banking analyst at Alex. Brown & Sons in 1996. Prior to attending business school, he served as a Vice President in equity research at Merrill Lynch in New York, and also worked as an equity analyst at Morgan Stanley. Mr. McKinney received his BA in Economics from Dartmouth College in 1996 and his MBA from the Wharton School of Business in 2003. Mr. McKinney has managed the Portfolio since January 2007.

JPMorgan Investment Management Inc.	Roszel/JPMorgan Small Cap Growth Portfolio
245 Park Avenue
New York, NY 10167

JPMorgan Investment Management Inc. (“JPMorgan”) offers a wide range of services to governmental, institutional, corporate and individual customers, and acts as an investment adviser to individual and institutional clients. JPMorgan, an indirect wholly-owned subsidiary of J.P. Morgan Chase and Co., is a publicly-traded bank holding company. As of December 31, 2008, JPMorgan and its affiliates had approximately $1 trillion in assets under management.

Eytan M. Shapiro, Managing Director, joined the firm in 1985 and is a portfolio manager in the U.S. Equity Group. He is responsible for managing the U.S. small cap growth strategy, which includes the JPMorgan Small Cap Growth Fund, JPMorgan Dynamic Small Cap Fund, and the JPMF US Small Cap Growth Fund.

30

Prior to joining the small cap team in 1992, Eytan worked as a portfolio manager in the firm’s Hong Kong office. He had previously been an investment analyst at Philips & Drew in London. Eytan holds a BSc in economics from City University, London, an MPhil in economics from Oxford University, and an NASD Series 66 license. He is a member of both the New York Society of Security Analysts and the Association for Investment Management and Research. Mr. Shapiro is a CFA charterholder and has managed the Portfolio since September 2004.

Delaware Management Company	Roszel/Delaware Trend Portfolio
2005 Market Street
Philadelphia, PA 19103-7094

Delaware Management Company, a series of Delaware Management Business Trust, and its affiliates had more than $115 billion in assets under management as of December 31, 2008.

Marshall T. Bassett, Barry S. Gladstein, Christopher M. Holland, Rudy D. Torrijos III, Lori P. Wachs and Michael Tung have primary responsibility for making day-to-day investment decisions for the Portfolio.

Marshall T. Bassett, Senior Vice President/Chief Investment Officer — Emerging Growth Equity, joined Delaware Investments in 1997. He leads the firm’s Emerging Growth team, which focuses on small-, mid-, and small/mid investment products and strategies. Prior to taking over leadership of the Emerging Growth team, Mr. Bassett spent eight years as a portfolio manager and analyst, focusing on consumer and retail stocks in the growth area. From 1989 to 1997, he worked at Morgan Stanley Asset Management Group, where he most recently served as a vice president in its Emerging Growth group, analyzing small-cap companies. Before that, he worked at a community bank in Hopkinsville, Ky., which eventually became part of The Sovran Bank and Trust Company. He received his bachelor’s degree from Duke University and an MBA from the Fuqua School of Business at Duke University. Mr. Bassett is a member of the Fuqua School’s alumni board. Mr. Bassett has managed the Portfolio since July 2001.

Barry S. Gladstein, CFA, Vice President/Portfolio Manager, joined Delaware Investments in 1995. He is a portfolio manager in the energy, industrials and materials sector. Prior to joining Delaware Investments, he was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young. He holds a bachelor’s degree from Binghamton University and an MBA from The Wharton School of the University of Pennsylvania, and he is a member of the CFA Society of Philadelphia. Mr. Gladstein is a CFA chartholder and has managed the Portfolio since August 2005.

Christopher M. Holland, Vice President/Portfolio Manager, joined Delaware Investments in 2001, is a portfolio manager in the business services and financial sectors of the firm’s Emerging Growth Equity team. Prior to joining Delaware Investments, Mr. Holland worked for three years as a municipal fixed income analyst at BlackRock and in private client services at J.P. Morgan Chase for another year. Mr. Holland holds a bachelor’s degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University. Mr. Holland has managed the Portfolio since August 2005.

Rudy D. Torrijos III, Vice President/Portfolio Manager, joined Delaware Investments in July 2005, where he serves as a portfolio manager with a focus on the technology sector for the firm’s Emerging Growth Equity team. He spent the prior two years as a technology analyst at Fiduciary Trust, where he was responsible for sector management of technology stocks for small-cap equity products. From 1997 to 2002 he worked for Neuberger Berman Growth Group, first as an analyst and then as fund manager. Mr. Torrijos worked as a technology analyst at Hellman Jordan Management for three years, and he began his career as a marketing/strategic financial planning analyst at Unocal in Los Angeles. Mr. Torrijos attended Harvard University, where he graduated with a bachelor’s degree in applied mathematics/economics. He has managed the Portfolio since August 2005.

Lori P. Wachs, CFA Vice President/Portfolio Manager Ms. Wachs joined Delaware Investments in 1992. She is a portfolio manager and analyst for the consumer sector in the firm’s Emerging Growth Equity group. She joined Delaware Investments after serving in the equity-risk arbitrage department of Goldman Sachs from 1990 to 1992. She holds a bachelor’s degree in economics from The Wharton School of the University of Pennsylvania. Ms. Wachs has managed the Portfolio since July 2001.

31

Michael S. Tung, M.D., Vice President, Portfolio Manager, Equity Analyst. He handles research and analysis and portfolio management in the healthcare sector for the firm’s Emerging Growth Equity team. Prior to joining Delaware Investments in November 2006 as an equity analyst covering the technology and healthcare sectors for the firm’s Emerging Markets team, he worked for 20 months as a vice president at the Galleon Group, performing fundamental research in the medical technology and biotechnology sectors. From late 2003 to 2005 he was an analyst responsible for investing in healthcare equities for Hambrecht & Quist Capital Management, and he spent most of 2003 as a junior analyst for Durus Capital Management. He began his professional career in the medical field from 2001 to the beginning of 2003, first as a physician at the Lemuel Shattuck Hospital of the Tufts University School of Medicine and then as an anesthesiologist at Beth Israel Deaconess Medical Center at the Harvard Medical School. Dr. Tung received bachelor’s degrees in economics and biology, summa cum laude, from George Washington University, where he spent a year at Oxford University in England as one of only three students awarded the Pembroke College Scholarship. He earned his medical doctorate and an MBA from the Tufts University School of Medicine. Dr. Tung is also a licensed physician in the commonwealth of Massachusetts. Mr. Tung has managed the Portfolio since October 2007.

Lord, Abbett & Co. LLC	Roszel/Lord Abbett Bond Debenture Portfolio
90 Hudson Street
Jersey City, NJ 07302

Lord, Abbett & Co. LLC, founded in 1929, manages one of the nation’s oldest mutual fund complexes, with approximately $70 billion in 53 mutual fund portfolios and other advisory accounts, as of December 31, 2008.

The Portfolio is managed by an experienced portfolio manager responsible for investment decisions together with a team of research analysts who provide issuer, industry, sector and macroeconomic research and analysis.

Christopher J. Towle, Partner and Director, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987 and has been a member of the team since its inception. Mr. Towle has managed the Portfolio since July 2002.

The SAI provides additional information about the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolios to the extent applicable.

OTHER INFORMATION

Purchase and Redemption of Shares

Shares of the Trust are not offered directly to the general public. The Trust currently offers shares of the Trust to separate accounts of MLLIC and MLLICNY as funding vehicles for certain variable contracts issued through the separate accounts. When shares of the Trust are offered as a funding vehicle for variable contracts, a separate prospectus describing the particular separate account and variable contract being offered through that separate account accompanies this prospectus.

Shares of the Portfolios are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the separate accounts and the assets of each such subaccount are invested in the shares of the Portfolio corresponding to that subaccount. The separate accounts purchase and redeem shares of the Portfolios for their subaccounts at a net asset value without sales or redemption charges.

For each day on which a Portfolio’s net asset value is calculated, the separate accounts transmit to the Trust any orders to purchase or redeem shares of the Portfolios based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners that have been processed on that day. The separate account purchases and redeems shares of each Portfolio at the Portfolio’s net asset value per share calculated as of the day the Trust receives the order, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed are made within seven days after receipt of a proper

32

notice of redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. To the extent that such classes of investors are invested in the same Portfolio when a conflict of interest arises that might involve the Portfolio, one or more such classes of investors could be disadvantaged. The Trust currently does not foresee any such disadvantage to owners of variable contracts. Nonetheless, the board of trustees of the Trust monitors the Portfolios for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, then MLLIC or MLLICNY will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict occurs, then MLLIC or MLLICNY might withdraw its separate accounts’ investment in one or more Portfolios or it may substitute shares of one Portfolio for another. This might force a Portfolio to sell its portfolio securities at a disadvantageous price.

Policy on Disruptive Trading

Notwithstanding the foregoing, the Trust reserves the right to refuse to sell shares to the separate accounts if such sales are not in the Trust’s or appropriate Portfolio’s best interests. For example, the Trust may reject purchase orders from separate accounts when such orders are part of a pattern of large purchases and redemptions that reflect the net efforts of variable contract owners to time the market or arbitrage the changing value of a Portfolio’s assets between daily pricings.

The Trust has a policy of making reasonable efforts to deter frequent purchases and redemptions of large amounts of shares of any Portfolio that may disrupt orderly management of the Portfolio’s investment portfolio (“disruptive trading”). As investment vehicles for variable contracts, which are designed as long-term investments, the Portfolios are not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and disinvestment with regard to any Portfolio or market sector. Such practices often disrupt the orderly management of a Portfolio’s investment portfolio by, among other things:

•	requiring more than optimal amounts of assets to be invested in money market instruments or other very liquid holdings.

•	necessitating premature liquidation of certain investments at unfavorable prices.

•	increasing brokerage commissions and other portfolio transaction expenses.

Likewise, arbitrage of the changing value of a Portfolio’s assets between daily pricing often dilutes that value of investments held by long-term investors. In addition, such practices may give rise to irreconcilable conflicts of interest between owners of different types of variable contracts and/or owners of variable contracts issued by different insurers.

The Trust’s board of trustees has adopted policies and procedures reasonably designed to detect and deter disruptive trading. The Trust’s policies include: (1) a policy of not knowingly accommodating contract owner transactions that result in disruptive trading, (2) a policy of applying any future restrictions on the volume or number of purchases of Portfolio shares uniformly to all separate accounts without exception, and (3) a policy permitting procedures to vary among Portfolios provided that procedures related to restrictions on the volume or number of purchases of shares for a particular Portfolio apply uniformly to all separate accounts investing in the Portfolio. At the current time, the procedures do not include specific restrictions on the volume or number of purchases of any Portfolio’s shares.

Though each separate account typically either purchases or redeems shares of its corresponding Portfolio each day, the Trust does not consider such transactions disruptive to a Portfolio unless they are large in relation to the Portfolio’s size and not the random result of net variable contact owner transactions in a separate account. However, the Trust considers large purchases or redemptions of shares resulting from contract owners engaging in: (1) “market timing,” (2) arbitrage based on the lag between the time the value of certain portfolio investments changes and the time the portfolio computes its net asset value, or (3) other trading strategies that entail rapid or frequent transfers of contract value from one subaccount of a separate account to another, to be disruptive trading and will take appropriate action to deter such trading including adoption of specific procedures appropriate to the circumstances. In this regard, the Trust has an agreement with MLLIC and MLLICNY that obligates MLLIC and MLLICNY to provide the Trust with information about variable contract owner transactions upon request.

33

Current procedures include ones designed to ensure that each separate account has effective policies and procedures operating to identify and deter disruptive trading by owners of variable contracts issued through it. If required by applicable law or deemed advisable by the Trust’s board of trustees, the Trust may adopt redemption fees for shares of one or more Portfolios. In addition to adopting procedures, the Trust may take other actions to stop disruptive trading such as ceasing sales of additional shares of one or more Portfolios to a separate account through which offending contract owners are operating. In such an event, all other owners of contracts issued through that separate account would be disadvantaged. With the exception of restrictions on the volume or number of share purchases, procedures adopted or actions taken to deter disruptive trading may be particular to the separate account in question and be the subject of negotiation with the separate account’s sponsoring insurance company, the Trust may not take such action on a uniform basis for all separate accounts.

Although the Trust will endeavor to ensure that each separate account can and does identify and deter disruptive trading by its variable contract owners, it cannot control their efforts or guarantee their success at deterrence. Therefore, an investment in any of the Portfolios is subject to the risks of disruptive trading.

Special Compensation Arrangements

Roszel Advisors may pay amounts to MLLIC or MLLICNY from its own resources. These payments are meant to compensate the insurance companies for part of the administrative expense of maintaining accounts for and communicating with owners of variable contracts.

Contract Owner Voting Rights

With regard to Portfolio matters for which the Investment Company Act of 1940 (the “1940 Act”) requires a shareholder vote, MLLIC and MLLICNY vote such shares in accordance with instructions received from the owners of variable contracts having a voting interest in that separate account. Each share has one vote for each dollar of net asset value and votes are counted on an aggregate basis except as to matters where the interests of Portfolios differ (such as approval of an investment advisory agreement or a change in a Portfolio’s fundamental investment restrictions). In such a case, the voting is on a Portfolio-by-Portfolio basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by MLLIC and MLLICNY for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received. Such proportional voting may result in a relatively small number of contract owners determining the outcome of a vote.

Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest

Roszel Advisors, an indirect, wholly-owned subsidiary of Bank of America, and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Portfolios. These activities, and other financial services activities of Bank of America and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of Roszel Advisors, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by a Portfolio.

Conflicts of interest and limitations that could affect a Portfolio may arise from, for example, the following:

•	compensation and other benefits received by Roszel Advisors and other Bank of America affiliates related to the management of a Portfolio and the sale of its shares;

•	the allocation of, and competition for, investment opportunities among a Portfolio and other funds and accounts advised/managed by Roszel Advisors and other Bank of America affiliates;

•	separate and potentially divergent management of a Portfolio and other funds and accounts advised/managed by Roszel Advisors and other Bank of America affiliates;

34

•	regulatory and other investment restrictions on investment activities of Roszel Advisors and other Bank of America affiliates and accounts advised/managed by them;

•	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which a Portfolio invests; and

•	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including Roszel Advisors, and a Portfolio.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use a Portfolio and other mutual funds managed by affiliates as investment options. The use of the other affiliated mutual as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

Bank of America has adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective. Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the SAI. Investors in a Portfolio should carefully review these disclosures and consult with their financial advisor if they have any questions.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is available in the SAI.

Distributions and Tax Information

Income Dividends and Capital Gains Distribution

The Roszel/Lord Abbett Bond Debenture Portfolio intends to distribute substantially all of its net investment income monthly. Each of the other Portfolios intends to distribute substantially all of its net investment income annually. Each Portfolio also intends to distribute substantially all of its net realized capital gains annually. All income dividends and capital gains distributions made by a Portfolio are reinvested in shares of that Portfolio at that Portfolio’s net asset value.

Taxes

For federal income tax purposes, each Portfolio is treated as a separate entity. Each Portfolio intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986 as amended (“Code”), and will meet certain diversification requirements applicable to mutual funds underlying variable insurance products. By so qualifying, a Portfolio should have little or no liability for federal income taxes if it distributes substantially all of its net investment income and net realized capital gains to the separate accounts each year.

Since the separate accounts are the only shareholders of the Trust, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to the purchasers of variable contracts, see the attached prospectus for such contract.

Calculating Share Value

Portfolio shares are sold at net asset value (“NAV”). The NAV of each Portfolio is calculated at the close of regular trading on the New York Stock Exchange (“NYSE”), currently at 4:00 p.m. Eastern time, each day the NYSE is open for trading. The NAV per share for each Portfolio is determined by adding the value of the Portfolio’s investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of that Portfolio’s outstanding shares.

A Portfolio’s portfolio securities are valued most often on the basis of market quotations. Securities of foreign issuers generally are valued on the basis of quotations from the primary market in which they are traded. Some income-bearing securities are valued using dealers and pricing services. Municipal bond valuations are

35

based on prices supplied by a qualified municipal pricing service. Those prices are composed of the mean average of the bid and ask prices on the secondary market. Any short-term securities held by any Portfolio with remaining maturities of sixty days or less are valued on the basis of amortized cost or original cost plus accrued interest. A Portfolio’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last traded bid price. A Portfolio’s NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares.

If quotations are not readily available for a portfolio, or if an Adviser believes that a quotation or other market price for a portfolio security does not represent its fair value, Roszel Advisors may value the security using procedures approved by the Trust’s board of trustees that are designed to establish its “fair” value. Under the fair value procedures, if the Trust’s accounting agent cannot readily obtain a quotation for a security from an approved pricing source, it refers the matter to Roszel Advisor’s Valuation Committee to determine the fair value of the security. Likewise, when a subadviser believes that a quoted price, or a price provided by an approved pricing source is incorrect or does not reflect the fair value of a security, it may refer the matter to the Valuation Committee to determine the fair value. The Valuation Committee follows different protocols for different types of securities and circumstances.

The fair value procedures may be used to value any security held by any Portfolio in the appropriate circumstances. Most often, however, the fair value procedures are used to establish the values of small capitalization securities, lower-rated securities or securities of foreign issuers. Among these, Roszel Advisors relies on its fair value procedures the most in connection with securities of foreign issuers whose principal trading market(s) is outside the U.S. and/or are non-dollar securities. From time to time, events occur that affect foreign issuers or the securities they have issued, or information about the issuer or securities becomes available, after the close of trading in the securities but before 4:00 p.m. Eastern time. In these situations, the fair value of the security may be different from the last available quotation or other market price. The fair value procedures for securities of foreign issuers and/or non-dollar securities will, in most cases, include consultation with an independent fair value pricing service.

Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about their issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by the Valuation Committee under the fair value procedures for any security may vary from the last quoted sale price or market close price, or from the value given to the same security by: (1) an independent pricing service, (2) other financial institutions or investment managers, or (3) the Valuation Committee itself had it used a different methodology to value the security. The Trust and Roszel Advisors cannot assure that a security can be sold at the fair value assigned to it at any time.

Use of the fair value procedures entails the risk that the valuation of a security may result in greater fluctuation in its value from one day to the next than would be the case if market values were available, as well as the risk that a Portfolio could not sell the security for the fair value established for it under the procedures.

36

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Portfolios since inception. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). The information for the fiscal periods ended December 31, 2004, December 31, 2005, December 31, 2006, December 31, 2007 and December 31, 2008 has been audited by the Independent Registered Public Accounting Firm of Deloitte & Touche LLP, whose report appears in the Trust’s Annual Report to Shareholders and is incorporated by reference in the SAI. Effective March 12, 2009, Deloitte & Touche LLP no longer serves as the Trust’s Independent Registered Public Accounting Firm. The Annual Report and the Portfolios’ financial statements, as well as the SAI, are available at no cost from the Trust at the toll free number noted on the back cover of this Prospectus or from your insurance company.

37

	Roszel/Marsico
	Large Cap Growth
	Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$13.80	$11.28	$11.18	$11.54	$11.32

Investment income (loss) — net(a) (b)	0.04	0.07	0.01	(0.01)	0.01
Realized and unrealized gain (loss) on investments — net	(5.86)	2.45	0.60	0.30	0.48

Total from investment operations	(5.82)	2.52	0.61	0.29	0.49

Distributions to shareholders from:
Investment income — net	(0.03)	—	—	(0.01)	(0.00)†
Realized gains — net	(0.07)	—	(0.51)	(0.64)	(0.27)

Total distributions	(0.10)	—	(0.51)	(0.65)	(0.27)

Net asset value, end of period	$7.88	$13.80	$11.28	$11.18	$11.54

Total Return(c)	(42.43)%	22.34%	5.69%	2.92%	4.53%

Ratios to Average Net Assets:
Expenses before expense reductions(d)	1.22%	1.15%	2.11%	2.10%	2.27%
Expenses net of waivers and reimbursements, if any(e)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions(b)	1.10%	1.10%	1.10%	1.08%	0.89%
Investment income (loss) — net before expense reductions(d)	0.28%	0.49%	(0.95)%	(1.11)%	(1.30)%
Investment income (loss) — net of waivers and reimbursements, if any(e)	0.39%	0.54%	0.07%	(0.11)%	(0.13)%
Investment income (loss) — net of all reductions(b)	0.39%	0.54%	0.07%	(0.09)%	(0.08)%
Supplemental Data:
Net assets, end of period (in thousands)	$56,570	$76,226	$4,923	$4,033	$4,170

Portfolio turnover rate	80%	63%	61%	97%	149%

(a)	Based on average shares outstanding during the respective periods.

(b)	Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(c)	Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(d)	Does not include advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(e)	Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

†	Per share amount is less than $0.01.

38

	Roszel/Lord Abbett
	Affiliated
	Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$13.08	$13.32	$12.08	$12.86	$12.11

Investment income (loss) — net(a) (b)	0.12	0.14	0.15	0.11	0.10
Realized and unrealized gain (loss) on investments — net	(4.02)	0.36	1.88	0.23	1.21

Total from investment operations	(3.90)	0.50	2.03	0.34	1.31

Distributions to shareholders from:
Investment income — net	(0.12)	(0.12)	(0.12)	(0.09)	(0.05)
Realized gains — net	(1.45)	(0.62)	(0.67)	(1.03)	(0.51)

Total distributions	(1.57)	(0.74)	(0.79)	(1.12)	(0.56)

Net asset value, end of period	$7.61	$13.08	$13.32	$12.08	$12.86

Total Return(c):	(32.42)%	3.64%	17.50%	3.18%	11.27%

Ratios to Average Net Assets:
Expenses before expense reductions(d)	1.23%	1.19%	1.19%	1.20%	1.26%
Expenses net of waivers and reimbursements, if any(e)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions(b)	1.10%	1.08%	1.09%	1.08%	1.07%
Investment income (loss) — net before expense reductions(d)	1.08%	0.94%	1.04%	0.80%	0.60%
Investment income (loss) — net of waivers and reimbursements, if any(e)	1.21%	1.03%	1.13%	0.90%	0.76%
Investment income (loss) — net of all reductions(b)	1.21%	1.05%	1.14%	0.92%	0.79%
Supplemental Data:
Net assets, end of period (in thousands)	$33,598	$58,141	$58,111	$38,576	$36,291

Portfolio turnover rate	142%	119%	62%	49%	89%

(a)	Based on average shares outstanding during the respective periods.

(b)	Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(c)	Total returns are based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(d)	Does not include advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(e)	Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

39

	Roszel/Allianz CCM
	Capital Appreciation
	Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$14.02	$13.33	$14.32	$13.25	$11.83

Investment income (loss) — net(a) (b)	0.00 †	0.02	0.04	0.03	0.06
Realized and unrealized gain (loss) on investments — net	(5.44)	2.25	0.82	1.20	1.44

Total from investment operations	(5.44)	2.27	0.86	1.23	1.50

Distributions to shareholders from:
Investment income — net	(0.01)	(0.05)	(0.03)	(0.06)	—
Realized gains — net	(1.14)	(1.53)	(1.82)	(0.10)	(0.08)

Total distributions	(1.15)	(1.58)	(1.85)	(0.16)	(0.08)

Net asset value, end of period	$7.43	$14.02	$13.33	$14.32	$13.25

Total Return(c):	(41.52)%	17.69%	6.46%	9.42%	12.80%

Ratios to Average Net Assets:
Expenses before expense reductions(d)	1.15%	1.09%	1.08%	1.07%	1.10%
Expenses net of waivers and reimbursements, if any(e)	1.10%	1.09%	1.08%	1.07%	1.10%
Expenses net of all reductions(b)	1.09%	1.07%	1.04%	1.04%	1.06%
Investment income (loss) — net before expense reductions(d)	(0.08)%	0.09%	0.27%	0.17%	0.42%
Investment income (loss) — net of waivers and reimbursements, if any(e)	(0.03)%	0.09%	0.27%	0.17%	0.42%
Investment income (loss) — net of all reductions(b)	(0.02)%	0.11%	0.31%	0.20%	0.46%
Supplemental Data:
Net assets, end of period (in thousands)	$49,259	$158,820	$167,920	$174,211	$183,477

Portfolio turnover rate	172%	123%	170%	142%	146%

(a)	Based on average shares outstanding during the respective periods.

(b)	Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(c)	Total returns are based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(d)	Does not include advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(e)	Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

†	Per share amount is less than $0.01.

40

	Roszel/Lord Abbett
	Mid Cap Value
	Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$11.27	$12.77	$13.19	$13.28	$11.24

Investment income (loss) — net(a) (b)	0.07	0.05	0.06	0.06	0.06
Realized and unrealized gain (loss) on investments — net	(3.07)	0.20	1.34	0.96	2.53

Total from investment operations	(3.00)	0.25	1.40	1.02	2.59

Distributions to shareholders from:
Investment income — net	(0.09)	(0.06)	(0.06)	(0.05)	(0.07)
Realized gains — net	(4.79)	(1.69)	(1.76)	(1.06)	(0.48)

Total distributions	(4.88)	(1.75)	(1.82)	(1.11)	(0.55)

Net asset value, end of period	$3.39	$11.27	$12.77	$13.19	$13.28

Total Return(c)	(39.60)%	0.50%	12.13%	8.23%	23.77%

Ratios to Average Net Assets:
Expenses before expense reductions(d)	1.26%	1.15%	1.15%	1.15%	1.15%
Expenses net of waivers and reimbursements, if any(e)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions(b)	1.15%	1.15%	1.15%	1.15%	1.15%
Investment income (loss) — net before expense reductions(d)	0.97%	0.39%	0.43%	0.46%	0.48%
Investment income (loss) — net of waivers and reimbursements, if any(e)	1.08%	0.39%	0.43%	0.46%	0.48%
Investment income (loss) — net of all reductions(b)	1.08%	0.40%	0.43%	0.46%	0.48%
Supplemental Data:
Net assets, end of period (in thousands)	$34,873	$121,054	$150,259	$163,424	$157,417

Portfolio turnover rate	31%	42%	24%	30%	32%

(a)	Based on average shares outstanding during the respective periods.

(b)	Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(c)	Total returns are based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(d)	Does not include advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(e)	Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

41

	Roszel/Seligman
	Mid Cap Growth
	Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$13.73	$12.81	$13.79	$12.87	$12.24

Investment income (loss) — net(a) (b)	(0.05)	(0.10)	(0.04)	(0.06)	(0.07)
Realized and unrealized gain (loss) on investments — net	(3.67)	2.21	0.71	1.54	1.11

Total from investment operations	(3.72)	2.11	0.67	1.48	1.04

Distributions to shareholders from realized gains — net	(5.88)	(1.19)	(1.65)	(0.56)	(0.41)

Net asset value, end of period	$4.13	$13.73	$12.81	$13.79	$12.87

Total Return(c)	(47.17)%	16.37%	5.63%	11.95%	8.57%

Ratios to Average Net Assets:
Expenses before expense reductions(d)	1.41%	1.22%	1.19%	1.19%	1.24%
Expenses net of waivers and reimbursements, if any(e)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions(b)	1.13%	1.06%	1.03%	1.06%	1.04%
Investment income (loss) — net before expense reductions(d)	(0.81)%	(0.88)%	(0.47)%	(0.58)%	(0.78)%
Investment income (loss) — net of waivers and reimbursements, if any(e)	(0.55)%	(0.81)%	(0.42)%	(0.54)%	(0.69)%
Investment income (loss) — net of all reductions(b)	(0.53)%	(0.72)%	(0.30)%	(0.45)%	(0.58)%
Supplemental Data:
Net assets, end of period (in thousands)	$11,670	$48,644	$50,602	$61,683	$49,925

Portfolio turnover rate	224%	201%	203%	193%	214%

(a)	Based on average shares outstanding during the respective periods.

(b)	Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(c)	Total returns are based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(d)	Does not include advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(e)	Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

42

	Roszel/Allianz NFJ
	Small Cap Value
	Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$13.60	$15.16	$14.37	$13.94	$11.47

Investment income (loss) — net(a) (b)	0.19	0.29	0.31	0.25	0.25
Realized and unrealized gain (loss) on investments — net	(2.91)	0.40	2.64	1.30	2.35

Total from investment operations	(2.72)	0.69	2.95	1.55	2.60

Distributions to shareholders from:
Investment income — net	(0.35)	(0.33)	(0.22)	(0.18)	—
Realized gains — net	(3.43)	(1.92)	(1.94)	(0.94)	(0.13)

Total distributions	(3.78)	(2.25)	(2.16)	(1.12)	(0.13)

Net asset value, end of period	$7.10	$13.60	$15.16	$14.37	$13.94

Total Return(c)	(26.31)%	3.30%	21.82%	11.78%	22.83%

Ratios to Average Net Assets:
Expenses before expense reductions(d)	1.22%	1.16%	1.15%	1.15%	1.17%
Expenses net of waivers and reimbursements, if any(e)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions(b)	1.15%	1.14%	1.14%	1.13%	1.13%
Investment income (loss) — net before expense reductions(d)	1.80%	1.91%	2.09%	1.73%	2.13%
Investment income (loss) — net of waivers and reimbursements, if any(e)	1.87%	1.91%	2.09%	1.73%	2.15%
Investment income (loss) — net of all reductions(b)	1.88%	1.92%	2.10%	1.75%	2.17%
Supplemental Data:
Net assets, end of period (in thousands)	$71,953	$86,858	$110,740	$116,708	$96,956

Portfolio turnover rate	69%	28%	27%	39%	51%

(a)	Based on average shares outstanding during the respective periods.

(b)	Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(c)	Total returns are based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(d)	Does not include advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(e)	Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

43

	Roszel/JPMorgan
	Small Cap Growth
	Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$11.66	$12.35	$11.55	$12.70	$11.65

Investment income (loss) — net(a) (b)	(0.07)	(0.11)	(0.11)	(0.11)	(0.11)
Realized and unrealized gain (loss) on investments — net	(3.88)	1.53	1.86	0.73	1.16

Total from investment operations	(3.95)	1.42	1.75	0.62	1.05

Distributions to shareholders from realized gains — net	(3.33)	(2.11)	(0.95)	(1.77)	—

Net asset value, end of period	$(4.38)	$11.66	$12.35	$11.55	$12.70

Total Return(c)	(43.10)%	11.81%	15.67%	6.41%	9.01%

Ratios to Average Net Assets:
Expenses before expense reductions(d)	1.44%	1.29%	1.27%	1.26%	1.29%
Expenses net of waivers and reimbursements, if any(e)	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions(b)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income (loss) — net before expense reductions(d)	(1.14)%	(0.90)%	(0.91)%	(1.00)%	(0.96)%
Investment income (loss) — net of waivers and reimbursements, if any(e)	(0.95)%	(0.86)%	(0.89)%	(0.99)%	(0.92)%
Investment income (loss) — net of all reductions(b)	(0.95)%	(0.86)%	(0.89)%	(0.99)%	(0.92)%
Supplemental Data:
Net assets, end of period (in thousands)	$17,749	$65,772	$77,632	$82,692	$73,682

Portfolio turnover rate	56%	77%	87%	115%	111%

(a)	Based on average shares outstanding during the respective periods.

(b)	Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(c)	Total returns are based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(d)	Does not include advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(e)	Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

44

	Roszel/Delaware
	Trend
	Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.59	$13.13	$13.96	$13.62	$12.39

Investment income (loss) — net(a) (b)	(0.08)	(0.09)	(0.10)	(0.08)	(0.09)
Realized and unrealized gain (loss) on investments — net	(5.00)	1.42	1.06	0.69	1.51

Total from investment operations	(5.08)	1.33	0.96	0.61	1.42

Distributions to shareholders from:
Realized gains — net	(1.92)	(1.87)	(1.79)	(0.27)	(0.19)

Net asset value, end of period	$5.59	$12.59	$13.13	$13.96	$13.62

Total Return(c)	(45.98)%	9.93%	7.62%	4.74%	11.54%

Ratios to Average Net Assets:
Expenses before expense reductions(d)	1.45%	1.29%	1.28%	1.20%	1.20%
Expenses net of waivers and reimbursements, if any(e)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions(b)	1.15%	1.13%	1.13%	1.13%	1.14%
Investment income (loss) — net before expense reductions(d)	(1.16)%	(0.85)%	(0.86)%	(0.71)%	(0.77)%
Investment income (loss) — net of waivers and reimbursements, if any(e)	(0.86)%	(0.71)%	(0.73)%	(0.66)%	(0.72)%
Investment income (loss) — net of all reductions(b)	(0.86)%	(0.69)%	(0.71)%	(0.64)%	(0.71)%
Supplemental Data:
Net assets, end of period (in thousands)	$14,076	$32,073	$37,009	$42,541	$79,235

Portfolio turnover rate	117%	76%	64%	63%	48%

(a)	Based on average shares outstanding during the respective periods.

(b)	Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(c)	Total returns are based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(d)	Does not include advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(e)	Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

45

	Roszel/Lord Abbett
	Bond Debenture
	Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$11.10	$11.24	$11.14	$11.74	$11.48

Investment income (loss) — net(a) (b)	0.62	0.65	0.60	0.59	0.60
Realized and unrealized gain (loss) on investments — net	(2.64)	(0.05)	0.36	(0.34)	0.35

Total from investment operations	(2.02)	0.60	0.96	0.25	0.95

Distributions to shareholders from:
Investment income — net	(0.62)	(0.71)	(0.62)	(0.62)	(0.62)
Realized gains — net	(0.20)	(0.03)	(0.24)	(0.23)	(0.07)

Total distributions	(0.82)	(0.74)	(0.86)	(0.85)	(0.69)

Net asset value, end of period	$8.26	$11.10	$11.24	$11.14	$11.74

Total Return(c)	(19.22)%	5.45%	9.16%	2.23%	8.14%

Ratios to Average Net Assets:
Expenses before expense reductions(d)	1.71%	1.71%	1.52%	1.39%	1.47%
Expenses net of waivers and reimbursements, if any(e)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions(b)	1.10%	1.10%	1.10%	1.10%	1.10%
Investment income (loss) — net before expense reductions(d)	5.51%	5.16%	4.95%	4.91%	4.93%
Investment income (loss) — net of waivers and reimbursements, if any(e)	6.12%	5.77%	5.37%	5.20%	5.30%
Investment income (loss) — net of all reductions(b)	6.12%	5.77%	5.37%	5.20%	5.30%
Supplemental Data:
Net assets, end of period (in thousands)	$8,536	$13,138	$13,338	$12,270	$14,860

Portfolio turnover rate	32%	47%	41%	53%	87%

(a)	Based on average shares outstanding during the respective periods.

(b)	Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(c)	Total returns are based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(d)	Does not include advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(e)	Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

46

SERVICE PROVIDERS

Investment Manager

Roszel Advisors, LLC, 1700 Merrill Lynch Drive, Pennington, New Jersey 08534, is the investment manager of the Trust.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, is the independent registered public accounting firm of the Trust. For prior fiscal years, Deloitte & Touche LLP was the independent registered public accounting firm of the Trust.

Custodian

JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, acts as Custodian of the Trust’s assets.

Administrator

J.P. Morgan Investor Services Co., 70 Fargo Street, Boston, Massachusetts 02210, which is a wholly owned subsidiary of J.P. Morgan Chase & Co., acts as the Trust’s Administrator.

Transfer Agent

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as Transfer Agent for the Trust.

Legal Counsel

Sutherland Asbill & Brennan LLP, Washington, D.C., is counsel for the Trust.

47

APPENDIX

INVESTMENTS AND INVESTMENT PRACTICES AND TECHNIQUES

The following table shows each Portfolio’s investment limitations with respect to certain higher risk investments and investment practices and techniques as a percentage of assets. Percentages are generally calculated as of the time of the most recent investment in the particular security or contract or the time of the most recent use of an investment technique.

Legend

/	A check mark means that there is no policy limitation on the Portfolio’s usage of that practice or type of security, and that the Portfolio may be currently using that practice or investing in that type of security.

25	A number indicates the maximum percentage of total assets that the Portfolio is permitted to invest in that practice or type of security. A number in italics ([25]) indicates the maximum percentage of net assets.

•	A dot means that the Portfolio is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

x	An “ x” means that the Portfolio is not permitted to use that practice or invest in that type of security.

48

Chart 1

	Roszel/		Roszel/	Roszel/	Roszel/
	Marsico	Roszel/	Allianz CCM	Lord Abbett	Seligman
	Large Cap	Lord Abbett	Capital	Mid Cap	Mid Cap
	Growth	Affiliated	Appreciation	Value	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment Practices and Techniques

Borrowings and Reverse Repurchase Agreements	33.33	33.33	33.33	33.33	33.33

Repurchase Agreements	/	/	•	/	•

Securities Lending	x	•	•	•	•

Short Sales Against the Box	•	•	•	x	•

Short Sales	x	x	x	x	x

When-Issued Securities and Delayed Delivery Securities	•	•	•	•	•

Illiquid Investments	•	•	•	•	15

Restricted Securities (including illiquid Rule 144A securities)	•	•	•	•	•

Liquid Restricted Rule 144A Securities	•	•	•	•	•

Conventional Securities

Securities of Foreign Issuers	15	25	10	20	15

Chart 1, page 1

Chart 1 (continued)

	Roszel/		Roszel/	Roszel/	Roszel/
	Marsico	Roszel/	Allianz CCM	Lord Abbett	Seligman
	Large Cap	Lord Abbett	Capital	Mid Cap	Mid Cap
	Growth	Affiliated	Appreciation	Value	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Equity Securities	/	/	/	/	/

Equity Securities of Foreign Issuers	15	25	10	20	15

American, European and Global Depository Receipts	15	25	10	20	15

REITs	•	•	•	/	/

Warrants and Stock Purchase Rights	•	•	•	•	•

Investment Company Securities (including World Equity Benchmark Shares and Standard & Poor’s Depository Receipts)	•	•	•	•	•

Debt Securities	•	•	•	•	/

Government Securities	•	•	•	•	/

Investment Grade Debt Securities	•	•	•	•	/

Lower-Rated Debt Securities	•	•	•	•	•

Chart 1, page 2

Chart 1 (continued)

	Roszel/		Roszel/	Roszel/	Roszel/
	Marsico	Roszel/	Allianz CCM	Lord Abbett	Seligman
	Large Cap	Lord Abbett	Capital	Mid Cap	Mid Cap
	Growth	Affiliated	Appreciation	Value	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Debt Securities of Foreign Government Issuers	x	•	•	x	x

Debt Securities of Foreign Corporate Issuers	x	•	•	x	x

Non-Dollar Securities	15	•	•	•	•

Derivative Securities and Contracts

Mortgage-Backed Securities	•	x	x	x	•

Asset-Backed Securities	•	x	x	x	•

Options on Securities and Indices	•	•	•	•	•

Stock Index Futures Contracts and Options Thereon	•	•	•	•	•

Interest Rate Futures Contracts and Options Thereon	x	•	•	x	•

Currency Transactions and Swaps

Forward Foreign Currency Exchange Contracts	•	•	•	x	•

Currency Options and Futures Contracts	•	•	•	x	•

Chart 1, page 3

Chart 1 (continued)

	Roszel/		Roszel/	Roszel/	Roszel/
	Marsico	Roszel/	Allianz CCM	Lord Abbett	Seligman
	Large Cap	Lord Abbett	Capital	Mid Cap	Mid Cap
	Growth	Affiliated	Appreciation	Value	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Currency Swaps	x	x	x	x	•

Currency Cross-Hedging	x	x	x	x	•

Interest Rate Swaps	x	x	x	x	•

Interest Rate Caps, Floors and Collars	x	x	x	x	•

Equity Swaps	x	x	x	x	•

Chart 1, page 4

Chart 1 (continued)

	Roszel/	Roszel/
	Allianz NFJ	JPMorgan	Roszel/
	Small Cap	Small Cap	Delaware
	Value	Growth	Trend
	Portfolio	Portfolio	Portfolio

Investment Practices and Techniques

Borrowings and Reverse Repurchase Agreements	33.33	33.33	33.33

Repurchase Agreements	/	/	•

Securities Lending	•	x	•

Short Sales Against the Box	•	x	•

Short Sales	x	x	x

When-Issued Securities and Delayed Delivery Securities	•	•	•

Illiquid Investments	•	•	•

Restricted Securities (including illiquid Rule 144A securities)	x	x	•

Liquid Restricted Rule 144A Securities	x	x	•

Conventional Securities

Securities of Foreign Issuers	25	25	25

Chart 2, page 1

Chart 1 (continued)

	Roszel/	Roszel/
	Allianz NFJ	JPMorgan	Roszel/
	Small Cap	Small Cap	Delaware
	Value	Growth	Trend
	Portfolio	Portfolio	Portfolio

Equity Securities	/	/	/

Equity Securities of Foreign Issuers	25	25	25

American, European and Global Depository Receipts	25	25	25

REITs	/	•	•

Warrants and Stock Purchase Rights	•	x	•

Investment Company Securities (including World Equity Benchmark Shares and Standard & Poor’s Depository Receipts)	•	•	•

Debt Securities	•	•	•

Government Securities	•	•	•

Investment Grade Debt Securities	•	•	•

Lower-Rated Debt Securities	•	•	•

Chart 2, page 2

Chart 1 (continued)

	Roszel/	Roszel/
	Allianz NFJ	JPMorgan	Roszel/
	Small Cap	Small Cap	Delaware
	Value	Growth	Trend
	Portfolio	Portfolio	Portfolio

Debt Securities of Foreign Government Issuers	x	x	•

Debt Securities of Foreign Corporate Issuers	•	x	•

Non-Dollar Securities	x	x	•

Derivative Securities and Contracts

Mortgage-Backed Securities	•	x	x

Asset-Backed Securities	•	x	x

Options on Securities and Indices	x	•	•

Stock Index Futures Contracts and Options Thereon	•	•	•

Interest Rate Futures Contracts and Options Thereon	•	x	•

Currency Transactions and Swaps

Forward Foreign Currency Exchange Contracts	x	x	•

Currency Options and Futures Contracts	x	•	•

Chart 2, page 3

Chart 1 (continued)

	Roszel/	Roszel/
	Allianz NFJ	JPMorgan	Roszel/
	Small Cap	Small Cap	Delaware
	Value	Growth	Trend
	Portfolio	Portfolio	Portfolio

Currency Swaps	x	•	x

Currency Cross-Hedging	x	•	x

Interest Rate Swaps	x	•	x

Interest Rate Caps, Floors and Collars	x	•	x

Equity Swaps	x	•	x

Chart 2, page 4

Chart 2

Roszel/
Lord Abbett
Bond
Debenture
Portfolio
Investment Practices and Techniques

Borrowings and Reverse Repurchase Agreements	33.33

Repurchase Agreements	/

Securities Lending	•

Short Sales Against the Box	x

When-Issued Securities and Delayed Delivery Securities	•

Illiquid Investments	•

Restricted Securities (including illiquid Rule 144A securities)	•

Liquid Restricted Rule 144A Securities	•

Conventional Securities

Securities of Foreign Issuers	25

Equity Securities	/

American, European and Global Depository Receipts	25

Debt Securities	/

Government Securities	20

Taxable Municipal Debt Securities	x

Tax-Free Municipal Debt Securities	x

Municipal Obligation Components	x

Investment Grade Debt Securities	/

Lower-Rated Debt Securities	/

Debt Securities of Foreign Government Issuers	20

Debt Securities of Foreign Corporate Issuers	25

Non-Dollar Securities	20

Zero Coupon Debt Securities	•

Chart 3, page 1

Chart 2 (continued)

Roszel/
Lord Abbett
Bond
Debenture
Portfolio
Bank Obligations	10

Senior Loans	10

Derivative Securities and Contracts

Mortgage-Backed Securities	•

Adjustable Rate Mortgage Loans	x

Collateralized Mortgage Obligations	x

Multiple Class Mortgage-Backed Securities	x

Privately Issued Mortgage-Backed Securities	x

Stripped Mortgage-Backed Securities	x

Mortgage Dollar Rolls	•

Asset-Backed Securities	•

Options on Securities and Indices	•

Yield Curve Options	x

Structured and Indexed Debt Securities	•

Interest Rate Futures Contracts and Options Thereon	x

Currency Transactions and Swaps

Forward Foreign Currency Exchange Contracts	x

Credit Default Swaps	15

Currency Options and Futures Contracts	x

Currency Swaps	x

Currency Cross-Hedging	x

Interest Rate Swaps	x

Interest Rate Caps, Floors and Collars	x

Mortgage Swaps	x

Chart 3, page 2

OBTAINING ADDITIONAL INFORMATION ABOUT THE TRUST

If you would like more information about the Portfolios, the following documents are available free upon request. The Trust does not have a website available for accessing such information.

Annual/Semi-Annual Reports to Shareholders

Additional information about the Trust’s investments is available in the Trust’s annual and semi-annual reports to shareholders. The annual report for the last completed fiscal period is currently available to shareholders of the Trust. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during the fiscal period covered by the report. A semi-annual report will be available to shareholders of the Trust after the next completed fiscal period.

Statement of Additional Information

The SAI, which contains additional information about the Trust, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. Information about the Trust (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Trust are available on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

A free copy of the Trust’s SAI, annual and semi-annual reports may be obtained and further inquiries can be made by calling the MLIG Service Center at 1-800-535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

Investment Company Act File No.: 811-21038

MLIG VARIABLE INSURANCE TRUST

PROSPECTUS

May 1, 2009

Roszel/Lord Abbett Large Cap Value Portfolio
Roszel/Davis Large Cap Value Portfolio
Roszel/BlackRock Equity Dividend Portfolio
Roszel/Fayez Sarofim Large Cap Core Portfolio
Roszel/AllianceBernstein Large Cap Core Portfolio
Roszel/Santa Barbara Conservative Growth Portfolio
Roszel/Marsico Large Cap Growth Portfolio
Roszel/Allianz Nfj Mid Cap Value Portfolio
Roszel/Cadence Mid Cap Growth Portfolio
Roszel/NWQ Small Cap Value Portfolio
Roszel/Delaware Small-Mid Cap Growth
Portfolio
Roszel/Lazard International Portfolio
Roszel/JPMorgan International Equity Portfolio
Roszel/BlackRock Fixed-Income Portfolio
Roszel/BlackRock Fixed-Income Portfolio II

Shares of each Portfolio are offered exclusively to certain registered separate accounts of Merrill Lynch Life Insurance Company (“MLLIC”) and ML Life Insurance Company of New York (“MLLICNY”) as funding vehicles for certain variable annuity and variable life insurance contracts (“variable contracts”) issued by them. Shares are not offered directly to the public.

An investment in a Portfolio of the MLIG Variable Insurance Trust (the “Trust”) is not a deposit or other obligation of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates and is not insured, guaranteed, or endorsed by the U.S. Government, the Federal Deposit Insurance Corporation, or any other government agency. An investment in a Portfolio of the Trust involves investment risks, including possible loss of principal.

Bank of America Corporation (“Bank of America”) and its affiliates are paid for the services they provide to a Portfolio and may be compensated or incented in connection with the sale of Fund shares. A Portfolio may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

NOT FDIC-INSURED	Not Bank Issued
NOT BANK GUARANTEED	May Lose Value

The Securities and Exchange Commission has not approved or disapproved shares of the Trust or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

INTRODUCTION

This prospectus describes fifteen Portfolios offered by the Trust. Each Portfolio is a separate investment portfolio or mutual fund and has its own investment objective, investment strategies, restrictions, and attendant risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. No one can assure that a Portfolio will achieve its investment objective and investors should not consider any one Portfolio to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Portfolio. The investment objective of each Portfolio, the investment strategies by which it seeks its objective, and those investment restrictions not specifically designated as fundamental, may be changed by the Trust’s board of trustees without shareholder approval. Certain investment restrictions described in the Statement of Additional Information are fundamental and may only be changed with shareholder approval.

Notwithstanding its investment objective, each Portfolio may, for temporary defensive purposes, invest all of its assets in cash and/or money market instruments. To the extent that a Portfolio adopts a temporary defensive position, the Portfolio may not achieve its investment objective.

General Discussion of Risks

Different types of securities, investments and investment techniques used by each Portfolio all have attendant risks of varying degrees.

Equity Securities.  In general, the values of equity securities fluctuate in response to the performance of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity securities that a Portfolio holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. This is known as market risk. U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets exhibit fewer clear trends and tend to reflect unpredictable local economic and financial conditions. Equity securities are also subject to financial risk, which is the risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value. Therefore, the value of an investment in those Portfolios that hold equity securities may increase or decrease.

Income-Bearing Securities.  In general, income-bearing securities are subject to the risk of income volatility, interest rate risk (a type of market risk), credit risk (a type of financial risk) and, as to some income-bearing securities, prepayment/extension risk. Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of income-bearing securities. Credit risk relates to the ability of an issuer of a debt security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a Portfolio to lose its investment in the security.

In general, interest rate risk is the risk that when prevailing interest rates decline, the market value of income-bearing securities (particularly fixed-income securities) tends to increase. Conversely, when prevailing interest rates increase, the market value of income-bearing securities (particularly fixed-income securities) tends to decline.

Prepayment risk and extension risk are normally present in adjustable rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of income-bearing securities held by a Portfolio, can result in losses to investors in the Portfolio.

Style Risk.  Portfolios with Advisers that use either a value investing or a growth investing style, entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the Portfolios, holding such securities may experience significant declines in the value of their portfolios. Style risk, therefore, is the risk that a Portfolio’s value investing or growth investing style falls out of favor with investors for a period of time.

1

Terms Used in This Prospectus

Adviser:  The Trust’s investment manager, Roszel Advisors, LLC or any subadviser retained by it.

Bottom-Up:  An approach to portfolio management that emphasizes the analysis of company-specific factors that are likely to influence the prospects of particular companies and the returns of their securities. Portfolio construction depends mostly on individual security selection.

Convertible Securities:  Securities, such as corporate bonds or preferred stock, that are exchangeable for shares of common stock of the issuer or another company.

Equity Securities:  Equity securities include common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Foreign government debt securities:  Securities issued or guaranteed by a foreign government or its agencies or instrumentalities.

Foreign Issuers:  (1) Companies organized outside the United States, (2) companies whose securities are principally traded outside of the United States, (3) companies having their principal business operations outside of the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Government Securities:  Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

High-Grade Securities:  Securities rated, at the time of purchase, in the three highest categories by a nationally-recognized statistical rating organization (“NRSRO”) (e.g., A or higher by Moody’s Investors Service (“Moody’s”) or Standard & Poor’s (“S&P”)) or unrated securities that the Adviser determines are of comparable quality.

Income-Bearing Securities:  Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); and preferred stock or other securities that pay dividends.

Investment Grade Securities:  Securities rated, at the time of purchase, in the four highest categories by an NRSRO (e.g., Baa or higher by Moody’s or BBB or higher by S&P) or unrated securities that the Adviser determines are of comparable quality.

Large Capitalization:  Large capitalization means securities with a market capitalization as represented by the Russell 1000® Index. As of March 31, 2009 the average market capitalization of such securities was approximately $61.8 billion and the median market capitalization was approximately $2.7 billion.

Lower-Rated Securities:  Securities rated, at the time of purchase, lower than investment grade by an NRSRO, or unrated securities that the Adviser determines are of comparable quality. Lower-Rated Securities are subject to above-average market risk and financial risk and are commonly referred to as “junk bonds.”

Mid Capitalization:  Mid capitalization means securities with a market capitalization as represented by the Russell Midcap® Index. As of March 31, 2009 the average market capitalization of such securities was approximately $5.0 billion and the median market capitalization was approximately $2.2 billion.

Non-Dollar Securities:  Securities denominated or quoted in foreign currency.

Preferred Stock:  Class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets.

SAI:  The Trust’s statement of additional information, which contains additional information about the Trust and the Portfolios.

2

Small Capitalization:  Small capitalization means securities with a market capitalization as represented by the Russell 2000® Index. As of March 31, 2009 the average market capitalization of such securities was approximately $820 million and the median market capitalization was approximately $259 million.

Top-Down:  An approach to portfolio management that emphasizes the analysis of the economic factors that influence performance of particular sectors of the economy or industries and the financial markets. Portfolio construction depends mostly on a view of how such factors may affect individual companies and securities.

Value Investing:  A portfolio management style that involves seeking securities that:

•	Exhibit low financial ratios (particularly stock price-to-book value, but also stock price-to-earnings and stock price-to-cash flow);

•	Can be acquired for less than what an Adviser believes is the issuer’s intrinsic value; or

•	Appear attractive on a dividend discount model.

Value oriented investing entails a strong “sell discipline” in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value-oriented investments may include securities of companies in cyclical industries during periods when such securities appear to an Adviser to have strong potential for capital appreciation, or securities of “special situation” companies. A special situation company is one that an Adviser believes has potential for significant future earnings growth, but has not performed well in the recent past. Such companies include ones undergoing management changes, corporate or asset restructuring or having significantly undervalued assets. For most Advisers, identifying special situation companies and establishing an issuer’s intrinsic value involves fundamental research about, and qualitative analysis of, such companies and issuers. Identifying issuers whose securities are undervalued in light of qualitative factors, involves quantitative analysis focusing on financial ratios and other measures of values.

Growth Investing.  A portfolio management style that involves seeking securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Generally such securities are those of issuers with strong business franchises and favorable long-term growth prospects. Often such issuers are companies with a strong competitive position within their industry or a competitive position within a very strong industry. For most Advisers, growth investing entails analyzing the quality of an issuer’s earnings (i.e., the degree to which earnings are derived from sustainable, cash-based sources). For many Advisers, growth investing means analyzing issuers as if they are buying the company or its business, not simply trading its securities. For some Advisers, growth investing also may involve fundamental research about and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company’s securities.

CORE Investing.  A portfolio management style that involves significant quantitative analysis of accounting measures of value such as financial ratios, combined with quantitative risk management techniques that seek to limit deviations from a performance benchmark. CORE investing entails constructing an investment portfolio where performance is designed to stay close to an identified benchmark while assuming modest calculated risks in order to outperform the benchmark without falling behind it.

Advisers

Roszel Advisors, LLC (“Roszel Advisors”), an indirect, wholly-owned subsidiary of Bank of America Corporation (“Bank of America”), is the investment manager of the Trust and each of the Portfolios. As investment manager, Roszel Advisors is responsible for overall management of the Trust and for retaining Advisers to manage the assets of each Portfolio according to its investment objective and strategies. The Adviser for each Portfolio is identified near the top of the page describing the Portfolio. From time to time, Roszel Advisors may change a Portfolio’s Adviser. For more detailed information about Roszel Advisors and the other Advisers, see “Investment Management.”

3

Roszel/Lord Abbett Large Cap Value Portfolio

INVESTMENT OBJECTIVE
What is this Portfolio’s goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Lord, Abbett & Co. LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets in large capitalization equity securities that the Adviser believes are undervalued by the market. Generally, such companies are those with capitalizations at the time of purchase that fall within the market capitalization range of companies in the Russell 1000 Index. This range varies daily.

The Adviser uses a value investing style. The Adviser’s approach is to invest in stocks and sectors that it believes the market systematically misprices. The Adviser emphasizes qualitative analysis of companies and seeks to identify one or more catalysts that are likely to increase a company’s earnings over the next several years. On the quantitative side, normalized earnings are a key factor in assessing a security’s potential future value. The Adviser uses macroeconomic and benchmark factors to manage risk and maximize risk-adjusted return for the Portfolio. The Portfolio’s performance benchmark is the Russell 1000 Value Index.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in equity securities, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on equity securities that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in income-bearing securities. This Portfolio also is subject to substantial style risk in that value investing may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in securities of foreign issuers, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on “Risks of Certain Investments and Investment Techniques.”

4

Performance Information
Annual Total Returns
Commenced operations on July 1, 2002

Average Annual Total Returns
(for the periods ended December 31, 2008)

			Since
	One Year	Five Years	Inception

Roszel/Lord Abbett Large Cap Value Portfolio	–34.05%	–1.39%	2.94%

Russell 1000 Value Index	–36.85%	–0.79%	1.60%

S&P 500 Index	–37.00%	–2.19%	0.51%

During the period shown in the bar chart, the highest return for a quarter was 16.57% (quarter ended June 30, 2003) and lowest return for a quarter was –19.05% (quarter ended December 31, 2008).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio’s year to year performance for each complete year since the Portfolio’s inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates.

The S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance.

5

Roszel/Davis Large Cap Value Portfolio

INVESTMENT OBJECTIVE
What is this Portfolio’s goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Davis Selected Advisers, L.P.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets in large capitalization equity securities.

The Adviser uses a proprietary value investing style called the Davis Investment Discipline. The Adviser conducts extensive research to try to identify companies that possess characteristics they believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. The Adviser aims to invest in the equity securities of such companies when they are trading at a discount to their intrinsic worth. The Adviser routinely visits a company’s managers at their places of business in order to gain insight into the relative value of different companies. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. The Portfolio’s performance benchmark is the Russell 1000 Index.

The Adviser has developed a list of characteristics that it believes help companies to create shareholder value over the long term and manage risk. These include: first class management (e.g., proven track record, significant personal ownership in business, and smart application of technology to improve business and lower costs); strong financial condition and satisfactory profitability (e.g., strong balance sheet, low cost structure and high returns on capital); and strong competitive positioning (e.g. non-obsolescent products and services, dominant or growing market share, and global presence and brand names). While few companies possess all of these characteristics at any given time, the Adviser searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

The Portfolio may invest a significant portion of its assets in the financial services sector. As a result the fund may be more subject to risks associated with the financial services sector. The Portfolio also may make substantial investments in securities that are subject to controversy after receiving adverse media attention. While the Adviser researches companies subject to such contingencies, they cannot be correct every time, and a company’s stock may never recover.

The Adviser considers selling a security if it believes the security’s market price exceeds the Adviser’s estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the security is no longer attractive.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in equity securities, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on equity securities that may appreciate in value, and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in income-bearing securities. This Portfolio also is subject to substantial style risk in that value investing may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in securities of foreign issuers, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on “Risks of Certain Investments and Investment Techniques.”

6

Performance Information
Annual Total Returns
Commenced operations on July 1, 2002

Average Annual Total Returns
(for the periods ended December 31, 2008)

			Since
	One Year	Five Years	Inception

Roszel/Davis Large Cap Value Portfolio	–36.83%	–1.73%	0.12%

Russell 1000 Value Index	–36.85%	–0.79%	1.60%

S&P 500 Index	–37.00%	–2.19%	0.51%

During the period shown in the bar chart, the highest return for a quarter was 18.63% (quarter ended June 30, 2003) and lowest return for a quarter was –24.14% (quarter ended December 31, 2008).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio’s year to year performance for each complete year since the Portfolio’s inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates.

The S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance.

7

Roszel/BlackRock Equity Dividend Portfolio

INVESTMENT OBJECTIVE
What is this Portfolio’s goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by BlackRock Investment Management, LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets in equity securities and at least 80% of its net assets in dividend paying securities.

The Adviser tries to select securities from issuers that it believes have good prospects for capital appreciation. The Adviser believes that securities that pay dividends often provide more attractive long-term total return and greater price stability during periods of downward movements in market prices than securities that do not pay dividends. In selecting portfolio securities, the Adviser generally uses a value investing style, but may select securities for the Portfolio using a growth investing style if the Adviser believes it has identified securities that pay dividends and that have good prospects for capital appreciation.

The Portfolio may invest in securities of companies with any market capitalization. The Portfolio may also invest in convertible securities and non-convertible preferred stock. The Portfolio may also invest up to 25% of its total assets in securities of foreign issuers. The Portfolio’s performance benchmark is the Russell 1000 Value Index.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in equity securities, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. This Portfolio also is subject to style risk in that value investing may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in securities of foreign issuers, it is subject to the risks related to such securities, which are most pronounced to the extent the Portfolio invests in the securities of issuers located in countries with emerging economies or securities markets. The Portfolio may invest in the securities of mid and small size companies, which may be less liquid and more volatile than the securities of larger capitalization equity securities.

The Portfolio’s investments in convertible securities will be subject to interest rate risk, that is, if interest rates rise, the value of a convertible security usually falls. Convertible securities and preferred stock will also be subject to market risk and credit risk. The Portfolio intends to invest primarily in securities that pay dividends. However, dividend paying securities that meet the Portfolio’s investment criteria may not be widely available and/or may be concentrated in only a few markets, which may limit the Portfolio’s ability to produce current income while remaining fully diversified.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, earlier in this prospectus and in the SAI. Before you invest, please carefully read the section entitled “Information About The Risks of Certain Investments and Investment Techniques.”

8

Performance Information
Annual Total Returns
Commenced operations on July 1, 2002

Average Annual Total Returns
(for the periods ended December 31, 2008)

			Since
	One Year	Five Years	Inception

Roszel/BlackRock Equity Dividend Portfolio*	–41.52%	–4.38%	–0.73%

Russell 1000 Value Index	–36.85%	–0.79%	1.60%

S&P 500 Index	–37.00%	–2.19%	0.51%

During the period shown in the bar chart, the highest return for a quarter was 15.43% (quarter ended June 30, 2003) and lowest return for a quarter was –20.71% (quarter ended December 31, 2008).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio’s year to year performance for each complete year since the Portfolio’s inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates.

The S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance.

* On August 1, 2008, the name was changed from the Roszel/BlackRock Relative Value Portfolio to the Roszel/BlackRock Equity Dividend Portfolio.

9

Roszel/Fayez Sarofim Large Cap Core Portfolio

INVESTMENT OBJECTIVE
What is this Portfolio’s goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Fayez Sarofim & Co.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets in large capitalization equity securities of companies that the Adviser believes have the potential to generate stable, long-term earnings growth and produce a healthy return on capital.

The Adviser uses a CORE investing style. The Adviser employs a research-driven process to identify large capitalization equity securities of high quality, often multinational companies with a demonstrated potential for stable, predictable, long-term earnings growth. The Adviser’s approach focuses on in-depth integrated analysis of issuer’s income statements, balance sheets and cash flows. In addition to quality earnings growth, the Adviser seeks companies with strong balance sheets, sufficient free cash flow to finance growth, and a return on invested capital in excess of the cost of such capital. One by-product of the Adviser’s approach is a low portfolio turnover rate; usually less than 20%. The Portfolio’s benchmark is the S & P 500 Index.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in equity securities, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on equity securities that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in income-bearing securities. This Portfolio is subject to the risk that its benchmark may perform more poorly than equity markets generally.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in securities of foreign issuers, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on “Risks of Certain Investments and Investment Techniques.”

10

Performance Information
Annual Total Returns
Commenced operations on July 1, 2002

Average Annual Total Returns
(for the periods ended December 31, 2008)

			Since
	One Year	Five Years	Inception

Roszel/Fayez Sarofim Large Cap Core Portfolio	–34.63%	–2.65%	0.06%

S&P 500 Index	–37.00%	–2.19%	0.51%

During the period shown in the bar chart, the highest return for a quarter was 13.55% (quarter ended June 30, 2003) and lowest return for a quarter was –20.33% (quarter ended December 31, 2008).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio’s year to year performance for each complete year since the Portfolio’s inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance.

11

Roszel/AllianceBernstein
Large Cap Core Portfolio

INVESTMENT OBJECTIVE
What is this Portfolio’s goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by AllianceBernstein L.P.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets in large capitalization equity securities.

The Portfolio is invested in a CORE investing style. The Adviser focuses on anticipating investment opportunities using a top-down macroeconomic perspective of both longer term (secular) and shorter term (cyclical) changes in the economy in combination with rigorous bottom-up fundamental research on individual stocks. An investment strategy committee determines the target sector exposure relative to the S&P 500. The Portfolio’s performance benchmark is the S&P 500 Index.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in equity securities, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on equity securities that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in income-bearing securities.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in securities of foreign issuers, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on “Risks of Certain Investments and Investment Techniques.”

12

Performance Information

[ALLIANCEBERNSTEIN LCC GRAPH]

2003	24.92%
2004	3.81%
2005	8.04%
2006	1.84%

Annual Total Returns Commenced operations on July 1, 2002	Average Annual Total Returns (for the periods ended December 31, 2008)

			Since
	One Year	Five Years	Inception

Roszel/Alliance Bernstein Large Cap Core Portfolio	–48.95%	–7.99%	–4.69%

S&P 500 Index	–37.00%	–2.19%	0.51%

During the period shown in the bar chart, the highest return for a quarter was 12.22% (quarter ended June 30, 2003) and lowest return for a quarter was –29.46% (quarter ended December 31, 2008).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio’s year to year performance for each complete year since the Portfolio’s inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance.

13

Roszel/Santa Barbara Conservative Growth Portfolio

INVESTMENT OBJECTIVE
What is this Portfolio’s goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Santa Barbara Asset Management, LLC

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets in large capitalization equity securities of companies that the Adviser believes have a potential for competitive earnings growth rates. Generally such securities are those of well-established companies with strong business franchises and favorable long-term growth prospects.

The Adviser uses a growth investing style. The Adviser’s approach is to select companies with a minimum of $5 billion market capitalization. The Adviser focuses on the quality of a company’s earnings and seeks those with historically consistent earnings and sustainable long-term growth rates. The Adviser’s goal is to provide above-average risk-adjusted returns as compared with its benchmark. Avoiding “downside” risk is often as important to the Adviser as pursuing “upside” potential. The Portfolio’s performance benchmark is the S&P 500 Index.

The Portfolio also may invest in corporate debt securities and Government securities. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in equity securities, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on equity securities that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in income-bearing securities. This Portfolio also is subject to substantial style risk in that growth investing may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in securities of foreign issuers, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on “Risks of Certain Investments and Investment Techniques.”

14

Performance Information

[RITTENHOUSE LCG GRAPH]

2003	19.51%
2004	4.08%
2005	0.33%
2006	9.87%

Annual Total Returns Commenced operations on July 1, 2002	Average Annual Total Returns (for the periods ended December 31, 2008)

			Since
	One Year	Five Years	Inception

Roszel/Santa Barbara Conservative Growth Portfolio*	–35.09%	–4.29%	–2.04%

S&P 500 Index	–37.00%	–2.19%	0.51%

During the period shown in the bar chart, the highest return for a quarter was 9.78% (quarter ended June 30, 2003) and lowest return for a quarter was –21.29% (quarter ended December 31, 2008).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio’s year to year performance for each complete year since the Portfolio’s inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance.

* Effective January 1, 2009, Rittenhouse Asset Management, Inc. merged with and into its affiliate Santa Barbara Asset Management and effective on March 12, 2009, the Portfolio’s name changed from the Roszel/Rittenhouse Large Cap Growth Portfolio to the Roszel/Santa Barbara Conservative Growth Portfolio. The Portfolio’s investment objective and strategies did not change.

15

Roszel/Marsico Large Cap Growth Portfolio

INVESTMENT OBJECTIVE
What is this Portfolio’s goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Marsico Capital Management, LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets in large capitalization equity securities of companies that the Adviser believes have long-term growth potential. Typically such securities are those with a market capitalization of at least $5 billion. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional securities at times such as when the Adviser is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. Generally, no more than 8% of the Portfolio’s total assets (at time of purchase) is invested in the securities of any single issuer.

The Adviser uses a growth investing style. The Adviser’s approach is to combine top-down macroeconomic analysis with bottom-up stock selection. Using the top-down approach, the Adviser considers such macroeconomic factors as interest rates, inflation, demographics, regulatory environment and the global competitive landscape to identify sectors, industries and companies that may benefit from overall trends it observes. The Adviser then looks for individual companies with earnings growth potential that may not be recognized by the market at large. The Adviser uses a bottom-up process to determine whether or not a particular company may be a suitable investment. In doing this the Adviser may focus on any of a number of different attributes, including: specific market expertise or dominance, franchise durability and pricing power, strength of fundamentals, strength and ethics of management, commitment to shareholder interests, and reasonableness of valuations in the context of projected growth rates and other indicators that a company or security may be suitable for investment. The Portfolio’s performance benchmark is the Russell 1000 Growth Index.

The Portfolio may invest up to 15% of its total assets in securities of foreign issuers (principally American depository receipts including issuers located in countries with developing or emerging economies and/or securities markets).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in equity securities, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on equity securities that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in income-bearing securities. This Portfolio also is subject to substantial style risk in that growth investing may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in securities of foreign issuers and non-dollar securities, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on “Risks of Certain Investments and Investment Techniques.”

16

Performance Information

[SENECA LCG GRAPH]

2003	26.40%
2004	4.53%
2005	2.92%
2006	5.69%

Annual Total Returns Commenced operations on July 1, 2002	Average Annual Total Returns (for the periods ended December 31, 2008)

			Since
	One Year	Five Years	Inception

Roszel/Marsico Large Cap Growth Portfolio	–42.43%	–4.34%	–1.47%

Russell 1000 Growth Index	–38.44%	–3.42%	–0.12%

S&P 500 Index	–37.00%	–2.19%	0.51%

During the period shown in the bar chart, the highest return for a quarter was 13.90% (quarter ended June 30, 2003) and lowest return for a quarter was –23.72% (quarter ended December 31, 2008).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio’s year to year performance for each complete year since the Portfolio’s inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth rates.

The S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance.

17

Roszel/Allianz NFJ Mid Cap Value Portfolio
INVESTMENT OBJECTIVE
What is this Portfolio’s goal?
The Portfolio seeks long-term growth of capital and income.
PORTFOLIO MANAGEMENT
The Portfolio is managed by NFJ Investment Group LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets in mid capitalization equity securities (as determined at the time of purchase) that the Adviser believes are undervalued relative to the market.

The Portfolio currently focuses on securities of companies in the bottom 800 of the 1,000 largest companies (in terms of market capitalization) headquartered or organized in North America, that are publicly traded on U.S. securities markets (including over-the-counter markets). As of December 31, 2008, the capitalization range of these 800 companies was between approximately $1.402 billion and $11.823 billion.

The Adviser uses a value investing style. The Portfolio’s initial selection universe consists of the stocks of approximately 800 companies within the Portfolio’s capitalization range. The Adviser uses traditional quantitative and qualitative factors to screen this universe. In particular, the Adviser narrows the universe to stocks that it considers undervalued, and that represent a broad range of industry groups, by looking at factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. After further narrowing the universe through a combination of quantitative analysis and fundamental research, the Adviser selects approximately 35 to 50 stocks for the Portfolio. The Portfolio’s performance benchmark is the Russell Midcap Value Index.

The Portfolio normally invests a portion of its assets in common stocks that the Adviser expects will generate income (for example, by paying dividends). The Portfolio may also invest up to 25% of its total assets in non-U.S. securities (including American Depository Receipts) as well as emerging markets securities. The Adviser considers North American companies to include, but not be limited to, companies headquartered or organized in the U.S., Canada, Mexico and the islands in the Caribbean/Atlantic (including, without limitation, the Bahamas, Virgin Islands, Cayman Islands and Bermuda).
PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in equity securities, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on equity securities of mid size companies that may appreciate in value, this Portfolio typically experiences greater volatility over time than funds that invest primarily in equity securities of larger companies or income-bearing securities. Securities issued by mid size companies may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that value investing may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in securities of foreign issuers it is subject to the risks related to such securities, which are most pronounced to the extent the Portfolio invests in the securities of issuers located in countries with emerging economies or securities markets. These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, earlier in this prospectus and in the SAI. Before you invest, please carefully read the section entitled “Information About the Risks of Certain Investments and Investment Techniques.”

18

Performance Information

[KAYNE ANDERSON RUDNICK SMCV GRAPH]

2003	32.53%
2004	10.37%
2005	0.50%
2006	12.77%

Annual Total Returns Commenced operations on July 1, 2002	Average Annual Total Returns (for the periods ended December 31, 2008)

			Since
	One Year	Five Years	Inception

Roszel/Allianz NFJ Mid Cap Value Portfolio	−38.67%	−4.96%	−3.04%

Russell Mid Cap Value Index	−38.44%	0.33%	3.27%

S&P 500 Index	−37.00%	−2.19%	0.51%

During the period shown in the bar chart, the highest return for a quarter was 14.58% (quarter ended December 31, 2003) and lowest return for a quarter was −26.42% (quarter ended December 31, 2008).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio’s year to year performance for each complete year since the Portfolio’s inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance.

19

Roszel/Cadence Mid Cap Growth Portfolio

INVESTMENT OBJECTIVE
What is this Portfolio’s goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Cadence Capital Management LLC

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets in mid capitalization equity securities.

The Adviser uses a style that combines favorable growth prospects with attractive valuations, or a “growth at a reasonable price” strategy. The Adviser seeks to consistently achieve a favorable balance of growth and value characteristics for the Portfolio with stocks of companies in the Russell Midcap Index. The Adviser ranks such companies according to a series of quantitative growth criteria, such as change in consensus earning estimates over time, the company’s history of meeting earnings targets, and improvements in return on equity as well as ratios that may reveal value, such as price-to-earnings ratio. The Adviser then selects individual stocks by subjecting the most attractively ranked stocks to an analysis of qualitative factors, such as strength of management, competitive industry position, and business prospects, as well as financial statement data, such as earnings, cash flows and profitability. The Adviser looks to sell a stock when company or industry fundamentals deteriorate, when its earnings decline, or when company management lowers expectations or guidance for sales or earnings. A position may be reduced if its weighting in the Portfolio becomes excessive (normally above 2% of the Portfolio’s investments). The Portfolio’s performance benchmark is the Russell Midcap Growth Index.

The Portfolio may invest up to 15% of its total assets in securities of foreign issuers (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in equity securities, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on equity securities of mid size companies that may appreciate in value, this Portfolio typically experiences greater volatility over time than funds that invest primarily in large capitalization equity securities or income-bearing securities. Securities issued by mid size companies may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that growth investing may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in securities of foreign issuers, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on “Risks of Certain Investments and Investment Techniques.”

20

Performance Information

[FRANKLIN MCG GRAPH]

2003	30.32%
2004	6.33%
2005	12.61%
2006	7.60%

Annual Total Returns Commenced operations on July 1, 2002	Average Annual Total Returns (for the periods ended December 31, 2008)

			Since
	One Year	Five Years	Inception

Roszel/Cadence Mid Cap Growth Portfolio	−44.59%	−2.63%	−0.28%

Russell Midcap Growth Index	−44.32%	−2.33%	2.13%

S&P 500 Index	−37.00%	−2.19%	0.51%

During the period shown in the bar chart, the highest return for a quarter was 16.43% (quarter ended June 30, 2003) and lowest return for a quarter was −25.58% (quarter ended December 31, 2008).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio’s year to year performance for each complete year since the Portfolio’s inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The Russell Midcap Growth Index measures the performance of companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth rates.

The S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance.

21

Roszel/NWQ Small Cap Value Portfolio

INVESTMENT OBJECTIVE
What is this Portfolio’s goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by NWQ Investment Management Company LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets in small capitalization equity securities that the Adviser believes are undervalued by the market.

The Adviser seeks to identify undervalued companies where a catalyst exists to unlock value or improve profitability. Such catalysts include new management, industry consolidation, company restructuring or improving fundamentals. The analyst-driven investment process seeks to add value through extensive bottom-up research aimed at selecting companies under-priced by the market and/or overlooked by Wall Street. The Adviser’s disciplined, value-oriented investment strategy focuses on rigorous financial statement and valuation analysis, qualitative factors and downside protection. The Adviser generally tries to maintain the Portfolio’s dollar weighted median capitalization at or near that of its benchmark. The Portfolio’s performance benchmark is the Russell 2000 Value Index.

The Portfolio also may invest in a variety of income-bearing securities. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in equity securities, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on equity securities of smaller companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in income-bearing securities or funds that invest in equity securities representing a greater range of market capitalizations. Smaller companies may have limited product lines, markets, or financial resources and their securities may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that value investing may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in securities of foreign issuers, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on “Risks of Certain Investments and Investment Techniques.”

22

Performance Information

[NWQ SCV GRAPH]

2003	53.24%
2004	29.65%
2005	11.86%
2006	20.02%

Annual Total Returns Commenced operations on July 1, 2002	Average Annual Total Returns (for the calendar periods ended December 31, 2008)

			Since
	One Year	Five Years	Inception

Roszel/NWQ Small Cap Value Portfolio	−47.72%	−2.97%	0.31%

Russell 2000 Value Index	−28.92%	0.27%	3.14%

S&P 500 Index	−37.00%	−2.19%	0.51%

During the period shown in the bar chart, the highest return for a quarter was 25.25% (quarter ended June 30, 2003) and lowest return for a quarter was −36.38% (quarter ended December 31, 2008).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio’s year to year performance for each complete year since the Portfolio’s inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The Russell 2000 Value Index measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates.

The S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance.

23

Roszel/Delaware
Small-Mid Cap Growth Portfolio

INVESTMENT OBJECTIVE
What is this Portfolio’s goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Delaware Management Company.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets in small capitalization and mid capitalization equity securities of companies that the Adviser believes have a potential for high earnings growth rates.

The Adviser uses a growth investing style. The Adviser seeks small and mid size companies that (1) offer substantial opportunities for long-term price appreciation, (2) are believed to be responsive to changes within the marketplace, and (3) are believed to have the fundamental characteristics to support continued growth. The Adviser evaluates a company’s management, product development, and sales and earnings. The Adviser uses a bottom-up approach for this evaluation and seeks market leaders, strong product cycles, innovative concepts and industry trends.

The Adviser believes that companies in the early stages of their development often offer the greatest opportunities for rising stock prices and that the key to investing successfully in small and mid size companies is to invest in them before their stock price matches their growth potential. To do this, the Adviser relies on its own research to study:

•	the operational history of the company;

•	its strategic focus; and

•	its competitive environment.

The Adviser also looks at price-to-earnings ratios, estimated growth rates, market capitalization and cash flows to determine how attractive a company is relative to other companies.

Because there is added risk when investing in small and mid size companies, which may still be in their early developmental stages, the Adviser seeks a well-diversified portfolio, typically holding a mix of different stocks representing a wide array of industries. The Portfolio’s performance benchmark is the Russell 2500 Growth Index.

As small and mid size companies grow, the securities of some may increase in value beyond mid capitalization, however, the Adviser may hold such securities until it believes they have reached their growth potential.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in equity securities, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on equity securities of smaller and mid size companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in income-bearing securities or funds that invest in large capitalization equity securities. Smaller companies may have limited product lines, markets, or financial resources and their securities may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that growth investing may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in securities of foreign issuers, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on “Risks of Certain Investments and Investment Techniques.”

24

Performance Information

[DELAWARE SMCG GRAPH]

2003	36.26%
2004	12.72%
2005	7.79%
2006	9.85%

Annual Total Returns Commenced operations on July 1, 2002	Average Annual Total Returns (for the periods ended December 31, 2008)

			Since
	One Year	Five Years	Inception

Roszel/Delaware Small-Mid Cap Growth Portfolio	−45.78%	−3.88%	−2.43%

Russell 2500 Growth Index	−41.50%	−2.24%	2.10%

S&P 500 Index	−37.00%	−2.19%	0.51%

During the period shown in the bar chart, the highest return for a quarter was 20.33% (quarter ended June 30, 2003) and lowest return for a quarter was −32.70% (quarter ended December 31, 2008).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio’s year to year performance for each complete year since the Portfolio’s inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The Russell 2500 Growth Index measures the performance of companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth rates.

The S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance.

25

Roszel/Lazard International Portfolio

INVESTMENT OBJECTIVE
What is this Portfolio’s goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Lazard Asset Management LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets in equity securities of foreign issuers that the Adviser believes are undervalued by the market.

The Adviser uses a relative value investing style. This means that the Adviser seeks financially productive securities that are undervalued relative to their respective industries and peers based on their earnings, cash flow or asset values. The Adviser invests in securities of relatively large established foreign issuers located in economically developed countries.

The Portfolio generally invests in securities of issuers located in, having their principal business operations in, or having their securities principally traded in at least three countries other than the United States. Except for the United Kingdom and Japan, under normal market conditions, the Portfolio does not invest more than 25% of its total assets in the securities of issuers located in, having their principal business operations in, or having their securities principally traded in any single country. The Portfolio generally invests in securities with market capitalizations within the range of its performance benchmark, the MSCI EAFE Index.

The Portfolio may invest up to 20% of its total assets in income-bearing securities, including non-dollar securities.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in equity securities, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on equity securities that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest primarily in income-bearing securities. This Portfolio also is subject to substantial style risk in that value investing may fall out of favor with investors.

Investing in securities of foreign issuers and in non-dollar securities involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the Portfolio more volatile than a comparable domestic equity fund.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on “Risks of Certain Investments and Investment Techniques.”

26

Performance Information

[LAZARD INTERNATIONAL GRAPH]

2003	29.12%
2004	16.30%
2005	8.48%
2006	22.93%

Annual Total Returns Commenced operations on July 1, 2002	Average Annual Total Returns (for the periods ended December 31, 2008)

			Since
	One Year	Five Years	Inception

Roszel/Lazard International Portfolio	−35.60%	1.53%	3.42%

MSCI EAFE Index	−43.06%	2.10%	4.37%

During the period shown in the bar chart, the highest return for a quarter was 15.80% (quarter ended December 31, 2003) and lowest return for a quarter was −15.32% (quarter ended September 30, 2008).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio’s year to year performance for each complete year since the Portfolio’s inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The Morgan Stanley Capital International Inc. (“MSCI”) EAFE Index is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australia and the Far East.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance.

27

Roszel/JPMorgan
International Equity Portfolio

INVESTMENT OBJECTIVE
What is this Portfolio’s goal?

This Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by JPMorgan Investment Management, Inc.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets in equity securities of foreign issuers. The Adviser seeks to a build a diversified portfolio comprised of well-managed, quality companies that exhibit stronger growth than their peers yet whose stocks are trading at or below market valuations. To identify such investment opportunities, the Adviser leverages the insights derived from its locally-based regional teams and global sector specialists. Portfolios are constructed by a highly-experienced team of portfolio managers, who seek to manage risk while maximizing returns. Stock selection is the primary driver of those returns.

The Adviser invests in securities of a wide variety of foreign issuers, including depository receipts. The Portfolio generally invests in securities of issuers located in, having their principal business operations in, or having their securities principally traded in at least three countries other than the United States. Except for the United Kingdom and Japan, under normal market conditions, the Portfolio does not invest more than 25% of its total assets in securities of issuers located in, having their principal business operations in, or having their securities principally traded in any single foreign country. The Portfolio’s performance benchmark is the MSCI EAFE Index.

The Portfolio may invest up to 20% of its total assets in income-bearing securities, including non-dollar securities. The Portfolio may invest up to 30% of its total assets in securities of foreign issuers located in countries with emerging economies or securities markets.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in equity securities, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on equity securities that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in income-bearing securities.

Investing in securities of foreign issuers and in non-dollar securities involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the Portfolio more volatile than a comparable domestic equity fund. These risks are particularly great when investing in securities of foreign issuers located in less developed countries with emerging economies or securities markets. The securities markets of Asian, Latin American, Eastern European, African and other developing nations are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to the extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on “Risks of Certain Investments and Investment Techniques.”

28

Performance Information

[WB INTERNATIONAL GRAPH]

2003	33.80%
2004	11.83%
2005	16.91%
2006	21.44%

Annual Total Returns Commenced operations on July 1, 2002	Average Annual Total Returns (for the periods ended December 31, 2008)

			Since
	One Year	Five Years	Inception

Roszel/JPMorgan International Equity Portfolio	−41.50%	0.05%	2.78%

MSCI EAFE Index	−43.06%	2.10%	4.37%

During the period shown in the bar chart, the highest return for a quarter was 16.26% (quarter ended June 30, 2003) and lowest return for a quarter was −20.71% (quarter ended December 31, 2008).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio’s year to year performance for each complete year since the Portfolio’s inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The Morgan Stanley Capital International Inc. (“MSCI”) EAFE Index is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australia and the Far East.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance.

29

Roszel/BlackRock Fixed-Income Portfolio

INVESTMENT OBJECTIVE
What is this Portfolio’s goal?

The Portfolio seeks as high a level of total return as is consistent with investment in high-grade income-bearing securities.

PORTFOLIO MANAGEMENT
The Portfolio is managed by BlackRock Investment Management, LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio invests, under normal market conditions, at least 80% of its net assets in high-grade income-bearing securities or in other registered investment companies (the “underlying funds”) that invest in high-grade income-bearing securities. The Portfolio and the underlying funds invest in a wide variety of income-bearing securities, including mortgage-backed securities and corporate bonds. The Portfolio seeks to achieve total return through duration management, security selection, and sector rotation consistent with the Adviser’s relative value view. Sector (e.g., government, agency, and corporate) allocations are based upon a relative value assessment by the Adviser’s sector specialists who are responsible for recognizing and communicating key trends and opportunities when sectors become undervalued relative to other sectors of the market.

The Portfolio generally maintains an average portfolio duration of three to six years. The Portfolio generally maintains an average credit quality of A or better and invests in underlying funds that invest solely in securities that are rated investment grade at the time of purchase or, if unrated, are determined by the management team to be of similar quality. The Portfolio’s performance benchmark is the Merrill Lynch U.S. Domestic Master Bond Index.

The Portfolio can invest anywhere between 0% to 45% of its net assets in underlying funds. The Portfolio will only invest in underlying funds that invest primarily in income-bearing securities and can invest in underlying funds that are both affiliated and unaffiliated with the Trust. The Adviser will select the Portfolio’s underlying fund investments using the same investment strategy it uses to select other investments for the Portfolio. As of May 1, 2009, the Portfolio is not invested in any underlying Funds. However, to the extent that such investment is consistent with the Portfolio’s investment strategies, the Portfolio may invest in underlying funds in the future.

A detailed description of the commercial paper and bond rating categories created by certain nationally recognized statistical rating organizations is contained in the SAI.

A detailed description of rating categories is contained in the SAI.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

The Adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results. As with most income mutual funds, the Portfolio is subject to interest rate risk and income volatility. Other factors may affect the market price and yield of the Portfolio’s securities, including investor demand, domestic economic conditions and factors relating to the issuer of a particular security, such as changes in the financial condition of the issuer. Loss of money is a risk of investing in this Portfolio. In addition, the Portfolio’s investments, particularly its investments in mortgage-backed securities, are subject to credit risk and prepayment/extension risk. These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on “Risks of Certain Investments and Investment Techniques.”

30

Performance Information

[MLIM FIXED-INCOME GRAPH]

2003	2.37%
2004	2.04%
2005	0.98%
2006	3.17%

Annual Total Returns Commenced operations on July 1, 2002	Average Annual Total Returns (for the periods ended December 31, 2008)

			Since
	One Year	Five Years	Inception

Roszel/BlackRock Fixed-Income Portfolio	1.64%	2.79%	2.93%

Merrill Lynch U.S. Domestic Master Bond Index	6.20%	4.91%	5.42%

During the period shown in the bar chart, the highest return for a quarter was 3.62% (quarter ended December 31, 2008) and lowest return for a quarter was −2.68% (quarter ended September 30, 2008).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio’s year to year performance for each complete year since the Portfolio’s inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The Merrill Lynch U.S. Domestic Master Bond Index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance.

31

Roszel/BlackRock
Fixed-Income Portfolio II*

INVESTMENT OBJECTIVE
What is this Portfolio’s goal?

The Portfolio seeks as high a level of income as is consistent with investment in Government securities.

PORTFOLIO MANAGEMENT
The Portfolio is managed by BlackRock Investment Management, LLC

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio invests, under normal market conditions, at least 80% of its net assets in Government securities and generally maintains an average portfolio duration of three to eight years. The Portfolio seeks to maintain a relatively stable level of income and to limit share price volatility. The Adviser seeks to manage the duration of portfolio investments to achieve an optimal balance of yield and corresponding interest rate risk. Similarly, the Adviser often seeks higher yields from investments in mortgage-related Government securities when it can do so without taking on excessive prepayment/extension risk. In this regard, mortgage-related Government securities may make up a substantial portion of the Portfolio’s assets. The Portfolio’s performance benchmark is the Merrill Lynch U.S. Government Master Bond Index.

A detailed description of the rating categories is contained in the SAI.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with most income mutual funds, the Portfolio is subject to interest rate risk. Other factors may affect the market price and yield of the Portfolio’s securities, including investor demand and domestic economic conditions. Loss of money is a risk of investing in this Portfolio. In addition, the Portfolio is subject to prepayment/extension risk and a small degree of credit risk.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on “Risks of Certain Investments and Investment Techniques.”

*	Formerly the Roszel/Lord Abbett Government Securities Portfolio. BlackRock Investment Management, LLC (“BlackRock”) became the subadviser on May 1, 2009.

CHANGES TO THE PORTFOLIO EFFECTIVE AS OF JUNE 2, 2009
On March 12, 2009, the Board approved a change in the investment policy for the Portfolio. Effective June 2, 2009, the Portfolio’s investment objective will change to seek as high a level of total return as is consistent with investment in high-grade income-bearing securities. Also on June 2, 2009, the Portfolio’s investment strategy will change and the Portfolio will invest, under normal market conditions, at least 80% of its net assets in high-grade income-bearing securities or in other registered investment companies (the “underlying funds”) that invest in high-grade income-bearing securities.

Beginning on June 2, 2009, the Portfolio and the underlying funds will invest in a wide variety of income-bearing securities, including mortgage-backed securities and corporate bonds. The Portfolio will seek to achieve total return through duration management, security selection, and sector rotation consistent with

32

BlackRock’s relative value view. Sector (e.g., government, agency, and corporate) allocations will be based upon a relative value assessment by BlackRock’s sector specialists, who are responsible for recognizing and communicating key trends and opportunities when sectors become undervalued relative to other sectors of the market. The Portfolio will generally maintain an average portfolio duration of three to six years. The Portfolio will generally maintain an average credit quality of A or better and invest in underlying funds that invest solely in securities that are rated investment grade at the time of purchase or, if unrated, are determined by the management team to be of similar quality. A detailed description of the commercial paper and bond rating categories created by certain nationally recognized statistical rating organizations is described in the Trust’s SAI.

The Portfolio will be permitted to invest anywhere between 0% to 45% of its net assets in underlying funds. The Portfolio will only invest in underlying funds that invest primarily in income-bearing securities and may invest in underlying funds that are both affiliated and unaffiliated with the Trust. BlackRock will select the Portfolio’s underlying fund investments using the same investment strategy it uses to select other investments for the Portfolio.

Change in Portfolio Benchmark: On June 2, 2009, the Portfolio’s performance benchmark will change to the Merrill Lynch U.S. Domestic Master Bond Index.

Change in Principal Investment Risks: Beginning on June 2, 2009, BlackRock will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results. As with most fixed-income mutual funds, the Portfolio will be subject to interest rate risk and income volatility. Other factors may affect the market price and yield of the Portfolio’s securities, including investor demand, domestic economic conditions and factors relating to the issuer of a particular security, such as changes in the financial condition of the issuer. Loss of money will be a risk of investing in this Portfolio. In addition, the Portfolio’s investments, particularly its investments in mortgage-backed securities, will be subject to credit risk and prepayment/extension risk. These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Trust’s SAI.

33

Performance Information

[LORD ABBETT GS GRAPH]

2003	1.79%
2004	4.11%
2005	2.12%
2006	3.62%

Annual Total Returns Commenced operations on July 1, 2002	Average Annual Total Returns (for the periods ended December 31, 2008)

			Since
	One Year	Five Years	Inception

Roszel/BlackRock Fixed-Income Portfolio II*	9.41%	5.14%	5.11%

Merrill Lynch U.S. Government Master Bond Index	12.78%	6.15%	6.22%

Merrill Lynch U.S. Domestic Master Bond Index	6.20%	4.91%	5.42%

During the period shown in the bar chart, the highest return for a quarter was 5.93% (quarter ended December 31, 2008) and lowest return for a quarter was –2.26% (quarter ended June 30, 2004).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio’s year to year performance for each complete year since the Portfolio’s inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The Merrill Lynch U.S. Government Master Bond Index measures the performance of U.S. government and government agency bonds.

The Merrill Lynch U.S. Domestic Master Bond Index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index’s performance.

*	The performance shown on this page is the performance of the Portfolio when Lord, Abbett & Co, LLC served as the Portfolio’s subadviser and the Portfolio operated as the Roszel/Lord Abbett Government Securities Portfolio.

34

FEES AND EXPENSES

The following tables describe the fees and expenses that you pay if you buy and hold shares of the Portfolios. These fees and expenses do not reflect variable contract expenses, fees and charges. If variable contract expenses, fees and charges were included, your costs would be higher.

Annual Portfolio Operating Expenses (deducted from Portfolio assets)

			Total
			Annual
			Portfolio
	Management	Other	Operating	Expense[1]
	Fees	Expenses	Expenses	Reimbursements	Net Expenses

Roszel/Lord Abbett Large Cap Value Portfolio	0.80%	1.29%	2.09%	0.99%	1.10%
Roszel/Davis Large Cap Value Portfolio	0.80%	3.03%	3.83%	2.73%	1.10%
Roszel/BlackRock Equity Dividend Portfolio	0.80%	1.48%	2.28%	1.18%	1.10%
Roszel/Fayez Sarofim Large Cap Core Portfolio	0.80%	3.53%	4.33%	3.23%	1.10%
Roszel/AllianceBernstein Large Cap Core Portfolio	0.80%	7.06%	7.86%	6.76%	1.10%
Roszel/Santa Barbara Conservative Growth Portfolio	0.80%	1.54%	2.34%	1.24%	1.10%
Roszel/Marsico Large Cap Growth Portfolio	0.80%	0.42%	1.22%	0.12%	1.10%
Roszel/Allianz NFJ Mid Cap Value Portfolio	0.80%	3.41%	4.21%	3.11%	1.10%
Roszel/Cadence Mid Cap Growth Portfolio	0.80%	4.22%	5.02%	3.92%	1.10%
Roszel/NWQ Small Cap Value Portfolio	0.85%	2.53%	3.38%	2.23%	1.15%
Roszel/Delaware Small-Mid Cap Growth Portfolio	0.85%	3.97%	4.82%	3.67%	1.15%
Roszel/Lazard International Portfolio	0.85%	1.85%	2.70%	1.55%	1.15%
Roszel/JPMorgan International Equity Portfolio	0.85%	3.35%	4.20%	3.05%	1.15%
Roszel/BlackRock Fixed Income Portfolio	0.65%	0.97%	1.62%	0.67%	0.95%
Roszel/BlackRock Fixed Income Portfolio II	0.65%	1.05%	1.70%	0.75%	0.95%

[1]	The Trust has entered into an expense limitation agreement with Roszel Advisors whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, dividends payable on securities sold short and other expenses related to short sales, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) exceed certain limits. The expense limitation agreement is effective through April 30, 2010, and is expected to continue from year to year, provided the continuance is approved by the Trust’s board of trustees. Any reimbursements made by Roszel Advisors to a Portfolio are subject to repayment by that Portfolio within the subsequent three years, to the extent that the Portfolio’s total assets are greater than $50 million and the Portfolio can make the repayment while remaining within its expense cap.

35

Example

The following example is intended to help you compare the cost of investing in shares of the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The costs would be the same if you do not redeem your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Portfolio’s operating expenses remain the same except for the expense reimbursement which is only in effect during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Roszel/Lord Abbett Large Cap Value Portfolio	$112	$559	$1,033	$2,342
Roszel/Davis Large Cap Value Portfolio	$112	$917	$1,742	$3,888
Roszel/BlackRock Equity Dividend Portfolio	$112	$599	$1,113	$2,524
Roszel/Fayez Sarofim Large Cap Core Portfolio	$112	$1,018	$1,936	$4,285
Roszel/AllianceBernstein Large Cap Core Portfolio	$112	$1,699	$3,197	$6,581
Roszel/Santa Barbara Conservative Growth Portfolio	$112	$611	$1,138	$2,581
Roszel/Marsico Large Cap Growth Portfolio	$112	$375	$659	$1,467
Roszel/Allianz NFJ Mid Cap Value Portfolio	$112	$994	$1,890	$4,192
Roszel/Cadence Mid Cap Growth Portfolio	$112	$1,155	$2,198	$4,802
Roszel/NWQ Small Cap Value Portfolio	$117	$831	$1,567	$3,516
Roszel/Delaware Small-Mid Cap Growth Portfolio	$117	$1,120	$2,127	$4,659
Roszel/Lazard International Portfolio	$117	$691	$1,291	$2,918
Roszel/JPMorgan International Equity Portfolio	$117	$997	$1,890	$4,187
Roszel/BlackRock Fixed-Income Portfolio	$97	$446	$818	$1,865
Roszel/BlackRock Fixed-Income Portfolio II	$97	$462	$853	$1,946

The example does not reflect sales charges (loads) on reinvested dividends and other distributions because the Portfolios do not impose sales charges. The example does not reflect variable contract expenses, fees and charges. If these expenses, fees and charges were included, your costs would be higher.

36

INFORMATION ABOUT THE RISKS OF CERTAIN
INVESTMENTS AND INVESTMENT TECHNIQUES

Government Securities

Each Portfolio may invest in Government securities. Government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. Government securities may be supported by the: (a) full faith credit of the U.S. Treasury, (2) right of the issuer to borrow from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the issuer, or (d) only the credit of the issuer. Government securities also include Treasury receipts, zero coupon bonds and other stripped Government securities, where the principal and interest components of the stripped Government securities are traded independently. Certain Portfolios also may invest in custody receipts that evidence ownership of future interest payments, principal payments, or both, on certain Government securities. For certain securities law purposes, custody receipts are not considered Government securities.

Government securities generally entail interest rate risk comparable with other high-grade securities although, at times, certain stripped Government securities may entail a greater degree of interest rate risk. Government securities in categories (a) and (b) entail virtually no credit risk, while those in categories (c) and (d) and stripped Government securities entail a small degree of such risk. Except for mortgage-backed Government securities, Government securities do not entail prepayment or extension risk.

Use of Options, Futures and Other Derivatives

Although not a principal investment strategy, certain Portfolios may purchase and sell option contracts, enter into futures contracts or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques permit a Portfolio to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a Portfolio to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

Advisers also use these techniques to manage risk by hedging a Portfolio’s portfolio investments. Hedging techniques may not always be available to the Portfolios; and it may not always be feasible for an Adviser to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a Portfolio could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Adviser expects. As a result, the use of these techniques may result in losses to a Portfolio or increase volatility in a Portfolio’s performance.

Securities of Foreign Issuers

Many of the Portfolios may invest in securities of foreign issuers as part of their principal investment strategy. Most of these Portfolios also may invest in non-dollar securities.

Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser.

37

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a Portfolio, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The Roszel/JPMorgan International Equity Portfolio may invest in securities of foreign issuers located in countries with developing or emerging economies and/or securities markets. The securities markets of Asian, Latin American, Eastern European, African and other developing nations are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to the extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other developing nations involves risk of loss resulting from uncertainty of share registration and the safety of custody arrangements and substantial economic and political disruption. These risks are not normally associated with investment in securities of issuers in more developed countries.

Small Capitalization Companies

The Portfolios whose investment strategy includes investment in securities of small capitalization companies do so as part of their principal investment strategy.

Historically, small capitalization stocks, including stocks of recently organized companies, have been more volatile in price than the larger market capitalization stocks. As a result, investing in the securities of such companies involves greater risk and the possibility of greater price volatility. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are more thinly traded than those of larger companies and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small capitalization securities are often higher than those with larger capitalizations.

“When-issued” and “Delayed Delivery” Transactions

Certain of the Portfolios may purchase newly-issued securities on a “when-issued” basis and may purchase or sell securities on a “delayed delivery” basis. When-issued or delayed delivery transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the Portfolio to lock in an attractive purchase price or yield on a security the Portfolio intends to purchase or an attractive sale price on a security the Portfolio intends to sell. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase or sale and settlement, no payment is made or received by a Portfolio and, for delayed delivery purchases, no interest accrues to the Portfolio. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Portfolio reserves the right to sell such securities before the settlement date if deemed advisable.

At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will segregate the security on the Trust’s accounting records, record the transaction and reflect the amount due and the market value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will segregate the security on the Trust’s accounting records, record the transaction and include the proceeds to be received in determining its net asset value. Accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are not reflected in the net asset value so long as the commitment remains in effect.

38

Lower-Rated Income-Bearing Securities

Certain of the Portfolios may invest in high-yielding income-bearing securities rated below investment grade. Securities rated below investment grade are commonly known as “junk bonds.” These lower-rated securities are, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with their terms and generally entail more credit risk than higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not accurate, regarding lower-rated securities may depress prices and diminish liquidity for such securities. Factors adversely affecting the market value of lower-rated securities adversely affect a Portfolio’s net asset value. In addition, a Portfolio may incur additional expenses to the extent it may be required to seek recovery upon a default in the payment of principal or interest on its income-bearing securities. Although some risk is inherent in all securities, holders of income-bearing securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in such securities generally entails less financial risk than an investment in equity securities of the same issuer.

Lower-rated securities may be issued by corporations in the early stages of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue lower-rated securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower-rated securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio.

A Portfolio may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in all lower-rated securities, there is no established retail secondary market for many of these securities, and the Trust anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for investment grade securities. The lack of a liquid secondary market may have an adverse impact on market value of such securities and a Portfolio’s ability to dispose of them when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Trust to obtain accurate market quotations for purposes of valuing a Portfolio’s assets. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

It is likely that a major economic recession could severely affect the market for and the values of lower-rated securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

A Portfolio may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. The SAI contains more information about the risks of restricted securities. A Portfolio may acquire lower-rated securities during an initial offering. Such securities involve special risks because they are new issues.

Additional information regarding the rating categories for income-bearing securities appears in the appendix of the SAI.

39

INVESTMENT MANAGEMENT

Roszel Advisors

Roszel Advisors is the investment manager of the Trust and each of the Portfolios. As investment manager, Roszel Advisors is responsible for overall management of the Trust and for retaining additional Advisers to manage the assets of each Portfolio. Roszel Advisors, at its own expense, furnishes the Trust with officers, clerical services and other personnel, as well as office space, facilities and equipment necessary to administer the business affairs of the Trust. Likewise, Roszel Advisors retains and supervises third-party service providers paid by the Trust to perform certain operational functions. These include J.P. Morgan Investor Services Co., the Trust’s administrator, which is responsible for, among other tasks, the valuation of each Portfolio’s assets and other accounting functions.

Roszel Advisors uses a “manager of managers” approach to selecting and supervising specialist Advisers to manage the investment portfolios of each Portfolio. Roszel Advisors selects Advisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself is not a significant factor in selecting or terminating Advisers. Roszel Advisors does not anticipate frequent changes in Advisers. The Trust’s board of trustees reviews and approves Roszel Advisors’ selection or dismissal of Advisers. In the event of a change in a Portfolio’s Adviser, variable contract owners invested in that Portfolio will be sent an information statement providing information about the new Adviser within 90 days of such change.

A discussion regarding the basis for the board of trustees approval of the investment advisory and subadvisory agreements is available in the Trust’s semi-annual report to shareholders for the period ended June 30th for all the Portfolios.

Management Fees

The following table shows the annual management fee rate paid to Roszel Advisors by each Portfolio.

Annual Rate
(as percentage
of average
Portfolio	daily net assets)

Roszel/Lord Abbett Large Cap Value Portfolio	0.80%
Roszel/Davis Large Cap Value Portfolio	0.80%
Roszel/BlackRock Equity Dividend Portfolio	0.80%
Roszel/Fayez Sarofim Large Cap Core Portfolio	0.80%
Roszel/AllianceBernstein Large Cap Core Portfolio	0.80%
Roszel/Santa Barbara Conservative Growth Portfolio	0.80%
Roszel/Marsico Large Cap Growth Portfolio	0.80%
Roszel/Allianz NFJ Mid Cap Value Portfolio	0.80%
Roszel/Cadence Mid Cap Growth Portfolio	0.80%
Roszel/NWQ Small Cap Value Portfolio	0.85%
Roszel/Delaware Small-Mid Cap Growth Portfolio	0.85%
Roszel/Lazard International Portfolio	0.85%
Roszel/JPMorgan International Equity Portfolio	0.85%
Roszel/BlackRock Fixed-Income Portfolio	0.65%
Roszel/BlackRock Fixed-Income Portfolio II	0.65%

Other Advisers

Each Portfolio is managed by an Adviser selected by Roszel Advisors to bring specific asset management style expertise strategy to the management of that Portfolio. The table below summarizes the background data with respect to the Adviser that manages each Portfolio’s assets.

40

Lord, Abbett & Co. LLC	Roszel/Lord Abbett Large Cap Value Portfolio
90 Hudson Street
Jersey City, NJ 07302

Lord, Abbett & Co. LLC, founded in 1929, manages one of the nation’s oldest mutual fund complexes, with approximately $70 billion in 53 mutual fund portfolios and other advisory accounts, as of December 31, 2008.

The Portfolio is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

The portfolio management team is headed by Eli M. Salzmann, Partner and Director. Mr. Salzmann joined Lord Abbett in 1997 and has been a member of the team since 1998. Mr. Salzmann has managed the Portfolio since July 2002. Assisting Mr. Salzmann is Kenneth G. Fuller, Partner and Portfolio Manager. Mr. Fuller joined Lord Abbett in 2002 and has been a member of the team since that date. Mr. Fuller has managed the Portfolio since July 2002. Messrs. Salzmann and Fuller are jointly and primarily responsible for the day-to-day management of the Portfolio.

Davis Selected Advisers, L.P.	Roszel/Davis Large Cap Value Portfolio
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Davis Advisors is a closely owned limited partnership controlled by Christopher Davis. Davis Advisors has been an investment adviser since 1969, and as of December 31, 2008, Davis Advisors managed approximately $60 billion in assets.

Christopher Davis and Kenneth Feinberg are primarily responsible for the day-to-day operation of the Roszel/Davis Large Cap Value Portfolio. Christopher Davis has served as a Portfolio Manger of Roszel/Davis Large Cap Value Portfolio since September 2006 and also manages other equity funds advised or sub-advised by Davis Advisors. Mr. Davis has served as a research analyst and portfolio manager with Davis Advisors since 1989 and has served as Chairman of Davis Advisors since 2000. Kenneth Charles Feinberg has served as a Portfolio Manager of Roszel/Davis Large Cap Value Portfolio since September 2006 and also manages other equity funds advised by Davis Advisors. Mr. Feinberg started with Davis Advisors as a research analyst in December 1994.

BlackRock Investment Management, LLC	Roszel/BlackRock Equity Dividend Portfolio
P.O. Box 9011
Princeton, New Jersey 08543-9011

BlackRock Investment Management, LLC is an indirect wholly owned subsidiary of BlackRock, Inc., with over $1 trillion in assets under management as of December 31, 2008.

Robert M. Shearer and Kathleen M. Anderson are primarily responsible for the day-to-day management of the Portfolio and the selection of its investments. Mr. Shearer has been a Managing Director of and portfolio manager with BlackRock, Inc. since 2006. Prior to joining BlackRock, he was a Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2000 to 2006 and was First Vice President of MLIM from 1998 to 2000. He has been a portfolio manager since 1997. Kathleen M. Anderson has been a Managing Director of and portfolio manager with BlackRock, Inc. since 2007. Prior to joining BlackRock, she was a Director of MLIM from 2000 to 2006. Mr. Shearer and Ms. Anderson have managed the Portfolio since August 2008.

Fayez Sarofim & Co.	Roszel/Fayez Sarofim Large Cap Core Portfolio
Two Houston Center
Suite 2907
Houston, TX 77010

Fayez Sarofim & Co. is an independent entity owned and managed by its founder, Mr. Fayez Sarofim, and a team of 22 investment professionals. Fayez Sarofim & Co. had approximately $18 billion in assets under management as of December 31, 2008.

41

A team of investment professionals (the “Investment Team”) is responsible for the day-to-day management of the assets of the Portfolio. The members of the Investment Team are as follows: Fayez Sarofim, Catherine Crain, Ralph Thomas, Charles Sheedy, and Christopher Sarofim.

Fayez Sarofim, President and Chairman of the Board, Director, founded Fayez Sarofim & Co. in August of 1958. He is a Chartered Investment Counsellor. Mr. Sarofim holds a B.S. in food technology from the University of California and an M.B.A. from Harvard University. Mr. Sarofim has managed the Portfolio since October 2004.

Catherine P. Crain, Vice President/Portfolio Manager, joined Fayez Sarofim & Co. in 1993. She earned a B.A. and a M.B.A. from The University of Texas at Austin. Ms. Crain has managed the Portfolio since October 2004.

Ralph Thomas, CFA, Senior Vice President/Portfolio Manager, joined Fayez Sarofim & Co. in 1968. He earned a B.B.A. in Finance and an M.B.A. from the University of Texas. He is a Chartered Investment Counsellor and has managed the Portfolio since October 2004.

Charles Sheedy, CFA, Senior Vice President/Portfolio Manager, earned a B.A. in English Literature from the University of Notre Dame and an M.B.A. from Harvard University. He joined Fayez Sarofim & Co. immediately after graduating in 1971. He is a Chartered Investment Counsellor and has managed the Portfolio since October 2004.

Christopher Sarofim, Vice President/Portfolio Manager, joined Fayez Sarofim & Co. in September 1988. Prior to joining Fayez Sarofim & Co., he was employed with Goldman, Sachs & Co. in Corporate Finance. Mr. Sarofim received an A.B. in History from Princeton University in 1986. Mr. Sarofim has managed the Portfolio since October 2004.

AllianceBernstein L.P.	Roszel/AllianceBernstein Large Cap Core Portfolio
1345 Avenue of the Americas
New York, NY 10105

AllianceBernstein L.P. had approximately $462 billion in assets under management as of December 31, 2008.

Catherine Wood, Senior Vice President and Chief Investment Officer — Director of Equity, joined AllianceBernstein with 25 years of investment experience. Ms. Wood began her career with Capital Research, a global investment firm in Los Angeles, California. She later joined Jennison Associates in New York City where she was Chief Economist and Portfolio Manager. She then became a General Partner at Tupelo Capital Management, where her responsibilities included oversight and direction of equity analysis. Ms. Wood holds a B.S. from the University of Southern California. Ms. Wood has managed the Portfolio since June 2005.

Santa Barbara Asset Management, LLC.	Roszel/Santa Barbara Conservative Growth Portfolio
200 East Carrillo Street, Suite 300
Santa Barbara, CA 93101

Santa Barbara Asset Management, LLC (“Santa Barbara”) is a subsidiary of Nuveen Investments, Inc. (“Nuveen”). On November 13, 2007, Nuveen was acquired by equity investors lead by Madison Dearborn Partners, LLC (“MDP”). MDP is a private equity firm based in Chicago, Illinois. The investor group led by MDP includes affiliates of Merrill Lynch, which has since been acquired by Bank of America Corporation. Santa Barbara had approximately $4 billion in assets under management as of January 31, 2009.

A team of investment professionals manages the Portfolio. The names of the principal persons who are primarily responsible for the day-to-day management of the assets of the Portfolio are Daniel C. Roarty, James J. Jolinger, Nancy M. Crouse and Robert A. Norton, Jr.

Daniel C. Roarty, CFA
Business Background: Santa Barbara Asset Management, LLC, Managing Director, Portfolio Manager (01/2009 to Present); Rittenhouse Asset Management, Inc., Managing Director, Portfolio Manager (01/04 to 12/08); Rittenhouse Asset Management, Inc. Research and Investment Team Member (5/01 to 12/08); Rittenhouse Asset Management Executive Committee Member (9/07 to 12/08); Morgan Stanley, Vice President, Security Analyst (6/98 to 4/01). Mr. Roarty has managed the Portfolio since July 2002.

42

James J. Jolinger
Business Background: Santa Barbara Asset Management, LLC, Managing Director, Portfolio Manager and Director of Research (01/2009 to Present); Rittenhouse Asset Management, Inc., Managing Director, Portfolio Manager and Director of Research (1/04 to 12/08); Rittenhouse Asset Management, Inc. Research and Investment Team Member (1/04 to 12/08); Rittenhouse Asset Management Executive Committee Member (9/07 to 12/08); Morgan Stanley Investment Management, Inc., Portfolio Manager and Executive Director (4/97 to 9/03); Morgan Stanley Investment Management, Inc., Director of Research (4/97-12/00). Mr. Jolinger has managed the Portfolio since May 2005.

Nancy M. Crouse, CFA
Business Background: Santa Barbara Asset Management, LLC, Managing Director, Portfolio Manager (01/2009 to Present); Rittenhouse Asset Management, Inc., Chief Investment Officer, Managing Director (12/07 to 12/08); Portfolio Manager (4/05 to 12/07); Rittenhouse Asset Management, Inc., Registered Representative (4/05 to 12/08); Rittenhouse Asset Management Executive Committee Member (9/07 to 12/08); Delaware Investment Advisers, Senior Vice President/Senior Portfolio Manager (9/93 to 3/05); Corestates Investment Advisers, Vice President (7/83 to 9/93); Philadelphia National Bank, Strategic Planning (1/83 to 7/83); Philadelphia National Bank, Credit Analyst (9/81 to 1/83). Ms. Crouse has managed the Portfolio since May 2006.

Robert A. Norton, Jr., CFA
Business Background: Santa Barbara Asset Management, LLC, Senior Vice President, Portfolio Manager (01/2009 to Present); Rittenhouse Asset Management, Inc., Vice President, Portfolio Manager (10/02 to 12/08); Rittenhouse Asset Management Executive Committee Member (9/07 to 12/08); Delaware Investment Advisers, Vice President (12/91 to 5/02); Delaware Investment Advisers, Assistant Vice President (1/90 to 12/91); Delaware Distributors, Inc., Product Manager — Equity Mutual Funds (2/86 to 12/89); First Union Bank, Major Account Representative (6/85 to 2/86); Fidelity Investments, Senior Trader/Assistant Supervisor (11/82 to 5/85). Mr. Norton has managed the Portfolio since May 2007.

Marsico Capital Management, LLC	Roszel/Marsico Large Cap Growth Portfolio
1200 17th Street, Suite 1600
Denver, Colorado 80202

Marsico Capital Management, LLC was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of December 31, 2008, had approximately $55 billion under management.

Thomas F. Marsico is the Chief Investment Officer of Marsico Capital and manages the Roszel/Marsico Large Cap Growth Portfolio. Mr. Marsico has over 21 years of experience as a securities analyst and a portfolio manager. Mr. Marsico holds a B.A. from the University of Colorado and an M.B.A. from the University of Denver. Mr. Marsico has managed the Portfolio since July 2005.

Roszel/Allianz NFJ

NFJ Investment Group LLC	Mid Cap Value Portfolio
2100 Ross Avenue, Suite 700
Dallas, Texas 75201

NFJ Investment Group LLC located at 2100 Ross Avenue, Suite 700, Dallas, TX, provides investment advisory services to mutual funds and institutional accounts. NFJ Investment Group commenced operations in 1989. Accounts managed by NFJ Investment Group LLC had assets as of December 31, 2008 of approximately $26 billion.

While a team of NFJ investment professionals supports the Portfolio, the core team of the portfolio managers listed below share primary responsibility for managing the Portfolio. The team works collaboratively, through ultimate responsibility for investment decisions applicable to NFJ’s mid cap model portfolio, which are typically implemented for all accounts and portfolios managed by NFJ in its mid cap investment style, rests with the portfolio manager designated as “Lead.” In addition, each mid cap account or portfolio managed by

43

NFJ, including the Portfolio, is assigned a lead portfolio manager from the core team who oversees the management of that particular account or portfolio.

Jeffrey S. Partenheimer (Lead) is a Managing Director and Portfolio Manager at NFJ. Mr. Partenheimer has over 22 years’ experience in financial analysis, portfolio management and corporate finance. Prior to joining NFJ in 1999, he spent 10 years in commercial banking and 4 years as a treasury director for a financial analyst with First City Bank of Dallas in 1985. He is a CPA and has earned the CFA designation. Mr. Partenheimer has managed the Portfolio since August 2007.

Benno J. Fischer, CFA, is a Managing Director, Portfolio Manager and one of the founders of NFJ. Mr. Fischer has over 43 years’ experience in financial analysis, portfolio management and research. Prior to the formation of NFJ, he was Chief Investment Officer (institutional and fixed income), Senior Vice President and Senior Portfolio Manager at NationsBank, which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge. Mr. Fischer has managed the Portfolio since August 2007.

Thomas W. Oliver is a Principal and Portfolio Manager at NFJ. He has over 13 years’ experience in accounting, reporting and financial analysis. Mr. Oliver received his BBA and MBA degrees from the University of Texas in 1995 and 2005, respectively. Prior to business school, he was a manager of corporate reporting at Perot Systems Corporation, which he joined in 1999. Prior to joining Perot Systems Corporation, Mr. Oliver was an auditor with Deloitte & Touche. He is a CPA and has managed the Portfolio since August 2007.

Cadence Capital Management LLC	Roszel/Cadence Mid Cap Growth Portfolio
265 Franklin Street, 11th Floor
Boston, MA 02110

Cadence Capital Management LLC provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence Capital Management LLC, commenced operations in 1988. Accounts managed by Cadence Capital Management LLC had combined assets as of December 31, 2008 of approximately $5 billion.

William B. Bannick, Managing Director, Executive Vice President and Chief Investment Officer at Cadence Capital Management LLC, jointly manages the Portfolio. Mr. Bannick is a research generalist and Senior Portfolio Manager for the Cadence team. He has managed separately managed equity accounts for various Cadence institutional clients and has been a member of the team that manages the Allianz Global Investors Funds sub-advised by Cadence since joining Cadence in 1992. Mr. Bannick has managed the Portfolio since April 2007.

Robert L. Fitzpatrick, Managing Director and Portfolio Manager, jointly manages the Portfolio. Mr. Fitzpatrick is a research generalist who began with Cadence covering the hardware side of the Technology industry, including semiconductors, computers, other equipment and telecommunications. He manages separately managed equity accounts for various Cadence institutional clients and has been a member of the team that manages the Allianz Global Investors Funds sub-advised by Cadence since joining Cadence in 1999. Mr. Fitzpatrick has managed the Portfolio since April 2007.

Michael J. Skillman, Chief Executive Officer and Managing Director, jointly manages the Portfolio. Mr. Skillman has managed separately managed equity accounts for various Cadence institutional clients and has been a member of the team that manages the Allianz Global Investors Funds sub-advised by Cadence since joining Cadence in 1994. Mr. Skillman has managed the Portfolio since April 2007.

44

NWQ Investment Management Company, LLC	Roszel/NWQ Small Cap Value Portfolio
2049 Century Park East
16th Floor
Los Angeles, CA 90067

NWQ is a subsidiary of Nuveen Investments, Inc. (“Nuveen”). On November 13, 2007, Nuveen was acquired by equity investors lead by Madison Dearborn Partners, LLC (“MDP”). MDP is a private equity firm based in Chicago, Illinois. The investor group led by MDP includes affiliates of Merrill Lynch, which has since been acquired by Bank of America Corporation. NWQ had approximately $17 billion in assets under management as of December 31, 2008.

Phyllis G. Thomas, CFA and Managing Director of NWQ Investment Management Company, manages the Portfolio. Ms. Thomas has 36 years of investment management experience. Prior to joining NWQ in 1990, Ms. Thomas held the position of vice president and senior portfolio manager with The Boston Company where she managed institutional portfolios for three years. Ms. Thomas graduated from Northern Illinois University and received her M.B.A. from the University of California at Los Angeles. Ms. Thomas has managed the Portfolio since July 2002.

Delaware Management Company	Roszel/Delaware Small-Mid Cap Growth Portfolio
2005 Market Street
Philadelphia, PA 19103-7094

Delaware Management Company, a series of Delaware Management Business Trust, and its affiliates had more than $115 billion in assets under management as of December 31, 2008.

Marshall T. Bassett, Senior Vice President/Chief Investment Officer — Emerging Growth Equity, joined Delaware Investments in 1997. He leads the firm’s Emerging Growth team, which focuses on small-, mid-, and small/mid-cap investment products and strategies. Prior to taking over leadership of the Emerging Growth team, Mr. Bassett spent eight years as a portfolio manager and analyst, focusing on consumer and retail stocks in the growth area. From 1989 to 1997, he worked at Morgan Stanley Asset Management Group, where he most recently served as a vice president in its Emerging Growth group, analyzing small-cap companies. Before that, he worked at a community bank in Hopkinsville, Ky., which eventually became part of The Sovran Bank and Trust Company. He received his bachelor’s degree from Duke University and an MBA from the Fuqua School of Business at Duke University. Mr. Bassett is a member of the Fuqua School’s alumni board. Mr. Bassett has managed the Portfolio since July 2001.

Barry S. Gladstein, CFA, Vice President/Portfolio Manager, joined Delaware Investments in 1995. He is a portfolio manager in the energy, industrials, and materials sector. Prior to joining Delaware Investments, he was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young. He holds a bachelor’s degree from Binghamton University and an MBA from The Wharton School of the University of Pennsylvania, and he is a member of the CFA Society of Philadelphia. Mr. Gladstein is a CFA chartholder and has managed the Portfolio since August 2005.

Christopher M. Holland, Vice President/Portfolio Manager, joined Delaware Investments in 2001, is a portfolio manager in the business services and financial sectors of the firm’s Emerging Growth Equity team. Prior to joining Delaware Investments, Mr. Holland worked for three years as a municipal fixed income analyst at BlackRock and in private client services at J.P. Morgan Chase for another year. Mr. Holland holds a bachelor’s degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University. Mr. Holland has managed the Portfolio since August 2005.

Rudy D. Torrijos III, Vice President/Portfolio Manager, joined Delaware Investments in July 2005, where he serves as a portfolio manager with a focus on the technology sector for the firm’s Emerging Growth Equity team. He spent the prior two years as a technology analyst at Fiduciary Trust, where he was responsible for sector management of technology stocks for small-cap equity products. From 1997 to 2002 he worked for Neuberger Berman Growth Group, first as an analyst and then as fund manager. Mr. Torrijos worked as a technology analyst at Hellman Jordan Management for three years, and he began his career as a marketing/strategic financial planning analyst at Unocal in Los Angeles. Mr. Torrijos attended Harvard University, where he graduated with a bachelor’s degree in applied mathematics/economics. He has managed the Portfolio since August 2005.

45

Lori P. Wachs, CFA Vice President/Portfolio Manager Ms. Wachs joined Delaware Investments in 1992. She is a portfolio manager and analyst for the consumer sector in the firm’s Emerging Growth Equity group. She joined Delaware Investments after serving in the equity-risk arbitrage department of Goldman Sachs from 1990 to 1992. She holds a bachelor’s degree in economics from The Wharton School of the University of Pennsylvania. Ms. Wachs has managed the Portfolio since July 2001.

Michael S. Tung, M.D., Vice President, Portfolio Manager, Equity Analyst. He handles research and analysis and portfolio management in the healthcare sector for the firm’s Emerging Growth Equity team. Prior to joining Delaware Investments in November 2006 as an equity analyst covering the technology and healthcare sectors for the firm’s Emerging Markets team, he worked for 20 months as a vice president at the Galleon Group, performing fundamental research in the medical technology and biotechnology sectors. From late 2003 to 2005 he was an analyst responsible for investing in healthcare equities for Hambrecht & Quist Capital Management, and he spent most of 2003 as a junior analyst for Durus Capital Management. He began his professional career in the medical field from 2001 to the beginning of 2003, first as a physician at the Lemuel Shattuck Hospital of the Tufts University School of Medicine and then as an anesthesiologist at Beth Israel Deaconess Medical Center at the Harvard Medical School. Dr. Tung received bachelor’s degrees in economics and biology, summa cum laude, from George Washington University, where he spent a year at Oxford University in England as one of only three students awarded the Pembroke College Scholarship. He earned his medical doctorate and an MBA from the Tufts University School of Medicine. Dr. Tung is also a licensed physician in the commonwealth of Massachusetts. Mr. Tung has managed the Portfolio since October 2007.

Lazard Asset Management LLC	Roszel/Lazard International Portfolio
30 Rockefeller Plaza
57th Floor
New York, NY 10112

Lazard Management LLC, a subsidiary of Lazard Freres & Co. 2008 LLC, and its affiliates, had approximately $80 billion in assets under management as of December 31, 2008.

A team of investment professionals manages the Portfolio. The names of the principal persons who are primarily responsible for the day-to-day management of the assets of the Portfolio are Michael A. Bennett, Gabrielle Boyle, Michael G. Fry, Michael Powers and John R. Reinsberg.

Michael A. Bennett, Managing Director, Portfolio Manager. Mr. Bennett is a Managing Director of Lazard Asset Management LLC and a portfolio manager for Lazard’s International Equity team. Prior to joining the firm in 1992, Mr. Bennett served as an international equity analyst with General Electric Investment Corporation. Previously he was with Keith Lippert Associates and Arthur Andersen & Company. He is a CPA, has an MBA from the University of Chicago’s Graduate School of Business and a BS from New York University. Mr. Bennett has managed the Portfolio since July 2002.

Gabrielle Boyle, Senior Managing Director, Portfolio Manager. Ms. Boyle is a Senior Managing Director of Lazard Asset Management LLC. She is a portfolio manager on Lazard’s International Equity team and a member of the London-based European Equity team. She joined Lazard in 1993 and has been working in the investment field since 1991. Previously Ms. Boyle worked with Royal Insurance Asset Management. She earned a BA (Hons) degree in Economics & History in 1989 and a MA in Economics in 1990, both from University College, Dublin. She is a member of the Institute of Investment Management and Research. Ms. Boyle has managed the Portfolio since July 2002.

Michael Powers, Managing Director, Portfolio Manager. Mr. Powers is a Managing Director of Lazard Asset Management LLC and a member of the International Equity, International Equity Select, and European Equity Select teams. He began working in the investment field in 1990. Previous to joining the firm in 1990, he was a vice president for Chemco Technologies. He received an MBA from Long Island University and a BA from Brown University. Mr. Powers has managed the Portfolio since July 2002.

John R. Reinsberg, Deputy Chairman. Mr. Reinsberg is Deputy Chairman of Lazard Asset Management LLC responsible for International/Global Equity management and overseeing the day-to-day operations of Lazard’s International Equity investment team. He began working in the investment field in 1981. Prior to joining Lazard in 1992, Mr. Reinsberg served as Executive Vice President of General Electric Investment Corporation

46

and Trustee of the General Electric Pension Trust. His other past affiliations include Jardine Matheson (Hong Kong) and Hill & Knowlton, Inc. Mr. Reinsberg has a MBA from Columbia University and a BA from the University of Pennsylvania. He speaks German, French, and Spanish. Mr. Reinsberg has managed the Portfolio since July 2002.

Adam Cohen, Senior Vice President, Portfolio Analyst — Lazard Asset Management Limited (London). Mr. Cohen is a Portfolio Analyst on the Global and EAFE equity teams. He joined Lazard Asset Management Limited in the first quarter of 2007 and has been working in the investment field since 1989. Mr. Cohen joined Lazard from Fox Pitt-Kelton where he was a specialist financials broker. Prior to that Mr. Cohen was a Pan European Equity Research salesperson at a number of brokerage houses, including Lehman Brothers and Salomon Brothers. He commenced his career at Schroder Investment Management as a US Equity analyst and fund manager. Mr. Cohen has a Degree in Modern and Mediaeval Languages from Cambridge University. Mr. Cohen has managed the Portfolio since April 2008.

JPMorgan Investment Management, Inc.	Roszel/JPMorgan International Equity Portfolio
245 Park Avenue
New York, NY 10167

JPMorgan Investment Management Inc. (“JPMorgan”) offers a wide range of services to governmental, institutional, corporate and individual customers, and acts as an investment adviser to individual and institutional clients. JPMorgan, an indirect wholly-owned subsidiary of J.P. Morgan Chase and Co., is a publicly-traded bank holding company. As of December 31, 2008, JPMorgan and its affiliates had approximately $1 trillion in assets under management.

James Fisher, managing director, is a portfolio manager in the Global Portfolios Group, based in London and responsible for EAFE Plus funds. Mr. Fisher, who is primarily responsible for making day-to-day investment decisions for the Portfolio, leads a portfolio management team that currently consists of seven members. An employee since 1985, Mr. Fisher was previously based in Hong Kong as a portfolio manager in the Global Group responsible for European markets and prior to this, a portfolio manager investing in the UK. He joined the company as a trainee portfolio manager. Mr. Fisher holds a B.A. in Latin from Reading University and is an ASIP and a member of the CFA Institute. Mr. Fisher has managed the Portfolio since January 2007.

BlackRock Investment Management, LLC	Roszel/BlackRock Fixed-Income Portfolio

P.O. Box 9011
Princeton, New Jersey 08543-9011

BlackRock Investment Management, LLC is an indirect wholly owned subsidiary of BlackRock, Inc., with over $1 trillion in assets under management as of December 31, 2008.

Bruce Repasy, Managing Director and Senior Fixed Income Portfolio Manager with BlackRock, is a portfolio manager of the Roszel/BlackRock Fixed-Income Portfolio and is responsible for the day-to-day management of the Roszel/BlackRock Fixed-Income Portfolio. Mr. Repasy has been a portfolio manager of the Portfolio since 2007. Before joining BlackRock in 1999, Mr. Repasy was an Assistant Vice President and portfolio manager for institutional assets at PNC Bank. He was involved in the management of fixed rate securities including corporate bond, government bond, asset backed, and mortgage backed securities. Mr. Repasy earned a BBA degree, summa cum laude, in business with a concentration in finance from Temple University in 1990.

Christopher R. Coolidge, CFA, Vice President and Portfolio Manager, is a member of BlackRock’s Specialized Asset Management (BSAM) Group, with sector expertise in mortgage-backed securities and commercial mortgage-backed securities. Prior to moving to his current position in 2004, Mr. Coolidge was a member of BlackRock’s mutual fund administration group. From 2000 to 2003, he was a member of BlackRock’s BSAM Administration group where he developed and maintained the BSAM composites. Mr. Coolidge began his career in 1998 with Delaware Investments where he was most recently the project leader for their mutual funds. Mr. Coolidge earned a BS degree in finance from Drexel University in 1997.

47

Vicente Santiago Jr., Vice President and Portfolio Manager, is part of the BSAM Group currently managing the cash and curve exposure in BSAM while focusing on the treasury, agency, and corporate sectors. Prior to moving to his current position in 2007, Mr. Santiago worked on the BSAM municipal trading desk where his responsibilities included separate account management and trust trading. From 2000 to 2003, Mr. Santiago worked on the tax-exempt money market desk managing the BlackRock New Jersey Municipal Money Market Fund. Mr. Santiago began his career as an Assistant Portfolio Manager on the taxable money market desk focusing on the treasury and corporate money market funds. Mr. Santiago earned a BS degree in finance and marketing from Drexel University.

Messrs. Repasy, Coolidge and Santiago have managed the Roszel/BlackRock Fixed Income Portfolio since May 2007.

BlackRock Investment Management, LLC	Roszel/BlackRock Fixed Income Portfolio II

P.O. Box 9011
Princeton, New Jersey 08543-9011

BlackRock Investment Management, LLC is an indirect wholly owned subsidiary of BlackRock, Inc., with over $1 trillion in assets under management as of December 31, 2008.

Bruce Repasy, Managing Director and Senior Fixed Income Portfolio Manager with BlackRock, is a portfolio manager of the Roszel/BlackRock Fixed-Income Portfolio and is responsible for the day-to-day management of the Roszel/BlackRock Fixed-Income Portfolio. Mr. Repasy has been a portfolio manager of the Portfolio since 2007. Before joining BlackRock in 1999, Mr. Repasy was an Assistant Vice President and portfolio manager for institutional assets at PNC Bank. He was involved in the management of fixed rate securities including corporate bond, government bond, asset backed, and mortgage backed securities. Mr. Repasy earned a BBA degree, summa cum laude, in business with a concentration in finance from Temple University in 1990.

Christopher R. Coolidge, CFA, Vice President and Portfolio Manager, is a member of BlackRock’s Specialized Asset Management (BSAM) Group, with sector expertise in mortgage-backed securities and commercial mortgage-backed securities. Prior to moving to his current position in 2004, Mr. Coolidge was a member of BlackRock’s mutual fund administration group. From 2000 to 2003, he was a member of BlackRock’s BSAM Administration group where he developed and maintained the BSAM composites. Mr. Coolidge began his career in 1998 with Delaware Investments where he was most recently the project leader for their mutual funds. Mr. Coolidge earned a BS degree in finance from Drexel University in 1997.

Vicente Santiago Jr., Vice President and Portfolio Manager, is part of the BSAM Group currently managing the cash and curve exposure in BSAM while focusing on the treasury, agency, and corporate sectors. Prior to moving to his current position in 2007, Mr. Santiago worked on the BSAM municipal trading desk where his responsibilities included separate account management and trust trading. From 2000 to 2003, Mr. Santiago worked on the tax-exempt money market desk managing the BlackRock New Jersey Municipal Money Market Fund. Mr. Santiago began his career as an Assistant Portfolio Manager on the taxable money market desk focusing on the treasury and corporate money market funds. Mr. Santiago earned a BS degree in finance and marketing from Drexel University.

Messrs. Repasy, Coolidge and Santiago have managed the Roszel/BlackRock Fixed Income Portfolio II since May 2009.

The SAI provides additional information about the Portfolio Manager(s)’ compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)’ ownership of shares of the Portfolios to the extent applicable.

48

OTHER INFORMATION

Purchase and Redemption of Shares

Shares of the Trust are not offered directly to the general public. The Trust currently offers shares of the Trust to separate accounts of MLLIC and MLLICNY as funding vehicles for certain variable contracts issued through the separate accounts. When shares of the Trust are offered as a funding vehicle for variable contracts, a separate prospectus describing the particular separate account and variable contract being offered through that separate account accompanies this prospectus.

Shares of the Portfolios are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the separate accounts and the assets of each such subaccount are invested in the shares of the Portfolio corresponding to that subaccount. The separate accounts purchase and redeem shares of the Portfolios for their subaccounts at a net asset value without sales or redemption charges.

For each day a Portfolio’s net asset value is calculated, the separate accounts transmit to the Trust any orders to purchase or redeem shares of the Portfolios based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners that have been processed on that day. The separate account purchases and redeems shares of each Portfolio at the Portfolio’s net asset value per share calculated as of the day the Trust receives the order, although such purchases and redemptions may be executed the next morning. Money received by the Trust from the separate accounts for the purchase of shares of the Roszel/Lazard International Portfolio or Roszel/JP Morgan International Equity Portfolio are often invested by the Portfolios on the day following the execution of such purchases. Payment for shares redeemed are made within seven days after receipt of a proper notice of redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. To the extent that such classes of investors are invested in the same Portfolio when a conflict of interest arises that might involve the Portfolio, one or more such classes of investors could be disadvantaged. The Trust currently does not foresee any such disadvantage to owners of variable contracts. Nonetheless, the board of trustees of the Trust monitors the Portfolios for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, then MLLIC or MLLICNY will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict occurs, then MLLIC or MLLICNY might withdraw its separate accounts’ investment in one or more Portfolios or it may substitute shares of one Portfolio for another. This might force a Portfolio to sell its portfolio securities at a disadvantageous price.

  Policy on Disruptive Trading

Notwithstanding the foregoing, the Trust reserves the right to refuse to sell shares to the separate accounts if such sales are not in the Trust’s or appropriate Portfolio’s best interests. For example, the Trust may reject purchase orders from separate accounts when such orders are part of a pattern of large purchases and redemptions that reflect the net efforts of variable contract owners to time the market or arbitrage the changing value of a Portfolio’s assets between daily pricings.

The Trust has a policy of making reasonable efforts to deter frequent purchases and redemptions of large amounts of shares of any Portfolio that may disrupt orderly management of the Portfolio’s investment portfolio (“disruptive trading”). As investment vehicles for variable contracts, which are designed as long-term investments, the Portfolios are not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and disinvestment with regard to any Portfolio or market sector. Such practices often disrupt the orderly management of a Portfolio’s investment portfolio by, among other things:

•	requiring more than optimal amounts of assets to be invested in money market instruments or other very liquid holdings.

•	necessitating premature liquidation of certain investments at unfavorable prices.

•	increasing brokerage commissions and other portfolio transaction expenses.

49

Likewise, arbitrage of the changing value of a Portfolio’s assets between daily pricing often dilutes that value of investments held by long-term investors. In addition, such practices may give rise to irreconcilable conflicts of interest between owners of different types of variable contracts and/or owners of variable contracts issued by different insurers.

The Trust’s board of trustees has adopted policies and procedures reasonably designed to detect and deter disruptive trading. The Trust’s policies include: (1) a policy of not knowingly accommodating contract owner transactions that result in disruptive trading, (2) a policy of applying any future restrictions on the volume or number of purchases of Portfolio shares uniformly to all separate accounts without exception, and (3) a policy permitting procedures to vary among Portfolios provided that procedures related to restrictions on the volume or number of purchases of shares for a particular Portfolio apply uniformly to all separate accounts investing in the Portfolio. At the current time, the procedures do not include specific restrictions on the volume or number of purchases of any Portfolio’s shares.

Though each separate account typically either purchases or redeems shares of its corresponding Portfolio each day, the Trust does not consider such transactions disruptive to a Portfolio unless they are large in relation to the Portfolio’s size and not the random result of net variable contact owner transactions in a separate account. However, the Trust considers large purchases or redemptions of shares resulting from contract owners engaging in: (1) “market timing,” (2) arbitrage based on the lag between the time the value of certain portfolio investments changes and the time the Portfolio computes its net asset value, or (3) other trading strategies that entail rapid or frequent transfers of contract value from one subaccount of a separate account to another, to be disruptive trading and will take appropriate action to deter such trading including adoption of specific procedures appropriate to the circumstances. In this regard, the Trust has an agreement with MLLIC and MLLICNY that obligates MLLIC and MLLICNY to provide the Trust with information about variable contract owner transactions upon request.

Current procedures include ones designed to ensure that each separate account has effective policies and procedures operating to identify and deter disruptive trading by owners of variable contracts issued through it. If required by applicable law or deemed advisable by the Trust’s board of trustees, the Trust may adopt redemption fees for shares of one or more Portfolios. In addition to adopting procedures, the Trust may take other actions to stop disruptive trading such as ceasing sales of additional shares of one or more Portfolios to a separate account through which offending contract owners are operating. In such an event, all other owners of contracts issued through that separate account would be disadvantaged. With the exception of restrictions on the volume or number of share purchases, procedures adopted or actions taken to deter disruptive trading may be particular to the separate account in question and be the subject of negotiation with the separate account’s sponsoring insurance company, the Trust may not take such action on a uniform basis for all separate accounts.

Although the Trust will endeavor to ensure that each separate account can and does identify and deter disruptive trading by its variable contract owners, it cannot control their efforts or guarantee their success at deterrence. Therefore, an investment in any of the Portfolios is subject to the risks of disruptive trading.

  Merrill Lynch Consults Annuity

Under the Consults Annuities, MLLIC and MLLICNY generally seek to make available subaccounts that invest in Portfolios subadvised by investment managers that are part of the Merrill Lynch Consults managed brokerage account program (the “Consults Program”). However, at times, an investment manager may be placed “on hold” in the Consults Program. An investment manager may be placed on hold for a variety of reasons including changes in key personnel, changes in investment process, performance, or other factors. During any period that an investment manager is “on hold,” its investment team, process, and performance are being evaluated.

In order to keep the investment options under the Consults Annuity aligned with the Consults Program, MLLIC and MLLICNY may close a subaccount that invests in a Portfolio whose subadviser is an investment manager placed “on hold” within the Consults Program to allocations of premiums and contract value for Consults Annuities issued on or after a specified date. If a subaccount is closed, only contract owners who purchased a Consults Annuity before the noted date may continue to allocate premiums and transfer contract

50

value to that subaccount. Because separate accounts of MLLIC and MLLICNY are the only shareholders of the Portfolios, a Portfolio underlying a closed subaccount may face limited future asset growth, which in turn may cause the Portfolio to fail to reach asset levels necessary for it to realize economies of scale.

  Special Compensation Arrangements

Roszel Advisors may pay amounts to MLLIC or MLLICNY from its own resources. These payments are meant to compensate the insurance companies for part of the administrative expense of maintaining accounts for and communicating with owners of variable contracts.

  Contract Owner Voting Rights

With regard to Portfolio matters for which the Investment Company Act of 1940 (the “1940 Act”) requires a shareholder vote, MLLIC and MLLICNY vote such shares in accordance with instructions received from the owners of variable contracts having a voting interest in that separate account. Each share has one vote for each dollar of net asset value and votes are counted on an aggregate basis except as to matters where the interests of Portfolios differ (such as approval of an investment advisory agreement or a change in a Portfolio’s fundamental investment restrictions). In such a case, the voting is on a Portfolio-by-Portfolio basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by MLLIC and MLLICNY for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received. Such proportional voting may result in a relatively small number of contract owners determining the outcome of a vote.

Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest

Roszel Advisors, an indirect, wholly-owned subsidiary of Bank of America, and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Portfolios. These activities, and other financial services activities of Bank of America and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of Roszel Advisors, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by a Portfolio.

Conflicts of interest and limitations that could affect a Portfolio may arise from, for example, the following:

•	compensation and other benefits received by Roszel Advisors and other Bank of America affiliates related to the management of a Portfolio and the sale of its shares;

•	the allocation of, and competition for, investment opportunities among a Portfolio and other funds and accounts advised/managed by Roszel Advisors and other Bank of America affiliates;

•	separate and potentially divergent management of a Portfolio and other funds and accounts advised/managed by Roszel Advisors and other Bank of America affiliates;

•	regulatory and other investment restrictions on investment activities of Roszel Advisors and other Bank of America affiliates and accounts advised/managed by them;

•	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which a Portfolio invests; and

•	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including Roszel Advisors, and a Portfolio.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use a Portfolio and other mutual funds managed by affiliates as investment options. The use of the other affiliated mutual as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

51

Bank of America has adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective. Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the SAI. Investors in a Portfolio should carefully review these disclosures and consult with their financial advisor if they have any questions.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is available in the SAI.

Distributions and Tax Information

  Income Dividends and Capital Gains Distribution

The Roszel/BlackRock Fixed Income Portfolio and Roszel/BlackRock Fixed-Income Portfolio II intend to distribute substantially all of their net investment income monthly. Each of the other Portfolios intends to distribute substantially all of its net investment income annually. Each Portfolio also intends to distribute substantially all of its net realized capital gains annually. All income dividends and capital gains distributions made by a Portfolio are reinvested in shares of that Portfolio at that Portfolio’s net asset value.

  Taxes

For federal income tax purposes, each Portfolio is treated as a separate entity. Each Portfolio intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986 as amended (“Code”), and will meet certain diversification requirements applicable to mutual funds underlying variable insurance products. By so qualifying, a Portfolio should have little or no liability for federal income taxes if it distributes substantially all of its net investment income and net realized capital gains to the separate accounts each year.

Since the separate accounts are the only shareholders of the Trust, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to the purchasers of variable contracts, see the attached prospectus for such contract.

Calculating Share Value

Portfolio shares are sold at net asset value (“NAV”). The NAV of each Portfolio is calculated at the close of regular trading on the New York Stock Exchange (“NYSE”), currently at 4:00 p.m. Eastern time, each day the NYSE is open for trading. The NAV per share for each Portfolio is determined by adding the value of the Portfolio’s investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of that Portfolio’s outstanding shares.

A Portfolio’s portfolio securities are valued most often on the basis of market quotations. Securities of foreign issuers generally are valued on the basis of quotations from the primary market in which they are traded. Some income-bearing securities are valued using dealers and pricing services. Municipal bond valuations are based on prices supplied by a qualified municipal pricing service. Those prices are composed of the mean average of the bid and ask prices on the secondary market. Any short-term securities held by any Portfolio with remaining maturities of sixty days or less are valued on the basis of amortized cost or original cost plus accrued interest. A Portfolio’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last traded bid price. A Portfolio’s NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares.

If quotations are not readily available for a portfolio, or if an Adviser believes that a quotation or other market price for a portfolio security does not represent its fair value, Roszel Advisors may value the security using procedures approved by the Trust’s board of trustees that are designed to establish its “fair” value. Under the fair value procedures, if the Trust’s accounting agent cannot readily obtain a quotation for a security from an approved pricing source, it refers the matter to Roszel Advisor’s Valuation Committee to determine the fair value of the security. Likewise, when a subadviser believes that a quoted price, or a price provided by an approved pricing source is incorrect or does not reflect the fair value of a security, it may refer the matter to

52

the Valuation Committee to determine the fair value. The Valuation Committee follows different protocols for different types of securities and circumstances.

The fair value procedures may be used to value any security held by any Portfolio in the appropriate circumstances. Most often, however, the fair value procedures are used to establish the values of small capitalization securities, lower-rated securities or securities of foreign issuers. Among these, Roszel Advisors relies on its fair value procedures the most in connection with securities of foreign issuers whose principal trading market(s) is outside the U.S. and/or are non-dollar securities. From time to time, events occur that affect foreign issuers or the securities they have issued, or information about the issuer or securities becomes available, after the close of trading in the securities but before 4:00 pm Eastern time. In these situations, the fair value of the security may be different from the last available quotation or other market price. The fair value procedures for securities of foreign issuers and/or non-dollar securities will, in most cases, include consultation with an independent fair value pricing service.

Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about their issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by the Valuation Committee under the fair value procedures for any security may vary from the last quoted sale price or market close price, or from the value given to the same security by: (1) an independent pricing service, (2) other financial institutions or investment managers, or (3) the Valuation Committee itself had it used a different methodology to value the security. The Trust and Roszel Advisors cannot assure that a security can be sold at the fair value assigned to it at any time.

Use of the fair value procedures entails the risk that the valuation of a security may result in greater fluctuation in its value from one day to the next than would be the case if market values were available, as well as the risk that a Portfolio could not sell the security for the fair value established for it under the procedures.

53

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Portfolios since inception. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). The information for the fiscal periods ended December 31, 2004, December 31, 2005, December 31, 2006, December 31, 2007 and December 31, 2008 has been audited by the Independent Registered Public Accounting Firm of Deloitte & Touche LLP, whose report appears in the Trust’s Annual Report to Shareholders and is incorporated by reference in the SAI. Effective March 12, 2009, Deloitte & Touche LLP no longer serves as the Trust’s Independent Registered Public Accounting Firm. The Annual Report and the Portfolios’ financial statements, as well as the SAI, are available at no cost from the Trust at the toll free number noted on the back cover to this Prospectus or from your insurance company.

54

	Roszel/Lord Abbett
	Large Cap Value
	Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$11.34	$12.15	$12.74	$14.09	$12.90

Investment income (loss) — net(a)(b)	0.10	0.13	0.15	0.11	0.10
Realized and unrealized gain (loss) on investments — net	(3.37)	0.37	1.90	0.14	1.49

Total from investment operations	(3.27)	0.50	2.05	0.25	1.59

Distributions to shareholders from:
Investment income — net	(0.16)	(0.15)	(0.15)	(0.13)	(0.06)
Realized gain — net	(2.30)	(1.16)	(2.49)	(1.47)	(0.34)

Total distributions	(2.46)	(1.31)	(2.64)	(1.60)	(0.40)

Net asset value, end of period	$5.61	$11.34	$12.15	$12.74	$14.09

Total Return(c)	(34.05)%	3.77%	18.30%	2.26%	12.61%

Ratios to Average Net Assets:
Expenses before expense reductions(d)	2.09%	1.65%	1.58%	1.55%	1.49%
Expenses net of waivers and reimbursements, if any(e)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions(b)	1.10%	1.09%	1.09%	1.09%	1.10%
Investment income (loss) — net before expense reductions(d)	0.26%	0.49%	0.68%	0.41%	0.40%
Investment income (loss) — net of waivers and reimbursements, if any(e)	1.25%	1.05%	1.16%	0.86%	0.79%
Investment income (loss) — net of all reductions(b)	1.25%	1.06%	1.17%	0.87%	0.79%
Supplemental Data:
Net assets, end of period (in thousands)	$3,511	$7,155	$8,729	$9,250	$12,773

Portfolio turnover rate	60%	66%	38%	30%	36%

(a)	Based on average shares outstanding during the respective periods.

(b)	Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(c)	Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns shown include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreement (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(d)	Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(e)	Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

55

	Roszel/Davis
	Large Cap Value
	Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$9.76	$10.53	$9.72	$11.45	$10.90

Investment income (loss) — net(a)(b)	0.05	0.15	0.11	0.13	0.16
Realized and unrealized gain (loss) on investments — net	(3.45)	0.06	1.68	0.24	1.31

Total from investment operations	(3.40)	0.21	1.79	0.37	1.47

Distributions to shareholders from:
Investment income — net	(0.13)	(0.13)	(0.15)	(0.16)	(0.12)
Realized gain — net	(0.51)	(0.85)	(0.83)	(1.94)	(0.80)

Total distributions	(0.64)	(0.98)	(0.98)	(2.10)	(0.92)

Net asset value, end of period	$5.72	$9.76	$10.53	$9.72	$11.45

Total Return(c)	(36.83)%	1.70%	19.81%	4.16%	14.30%

Ratios to Average Net Assets:
Expenses before expense reductions(d)	3.83%	2.97%	2.74%	2.60%	3.01%
Expenses net of waivers and reimbursements, if any(e)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions(b)	1.10%	1.10%	1.08%	1.06%	1.04%
Investment income (loss) — net before expense reductions(d)	(2.07)%	(0.76)%	(0.59)%	(0.24)%	(0.50)%
Investment income (loss) — net of waivers and reimbursements, if any(e)	0.66%	1.10%	1.05%	1.26%	1.41%
Investment income (loss) — net of all reductions(b)	0.66%	1.10%	1.07%	1.30%	1.47%
Supplemental Data:
Net assets, end of period (in thousands)	$1,250	$2,252	$2,702	$3,051	$3,063

Portfolio turnover rate	22%	8%	100%	58%	94%

(a)	Based on average shares outstanding during the respective periods.

(b)	Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(c)	Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(d)	Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(e)	Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

56

	Roszel/BlackRock
	Equity Dividend
	Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.33	$12.11	$11.69	$13.26	$11.91

Investment income (loss) — net(a)(b)	0.14	0.15	0.17	0.17	0.18
Realized and unrealized gain (loss) on investments — net	(3.85)	(0.27)	1.93	0.05	1.46

Total from investment operations	(3.71)	(0.12)	2.10	0.22	1.64

Distributions to shareholders from:
Investment income — net	(0.18)	(0.20)	(0.20)	(0.23)	(0.13)
Realized gains — net	(1.96)	(1.46)	(1.48)	(1.56)	(0.16)

Total distributions	(2.14)	(1.66)	(1.68)	(1.79)	(0.29)

Net asset value, end of period	$4.48	$10.33	$12.11	$11.69	$13.26

Total Return(c)	(41.52)%	(2.17)%	19.95%	2.14%	14.03%

Ratios to Average Net Assets:
Expenses before expense reductions(d)	2.28%	1.61%	1.47%	1.42%	1.38%
Expenses net of waivers and reimbursements, if any(e)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions(b)	1.10%	1.10%	1.10%	1.10%	1.10%
Investment income (loss) — net before expense reductions(d)	0.69%	0.81%	1.08%	1.03%	1.23%
Investment income (loss) — net of waivers and reimbursements, if any(e)	1.87%	1.32%	1.45%	1.35%	1.51%
Investment income (loss) — net of all reductions(b)	1.87%	1.32%	1.45%	1.35%	1.51%
Supplemental Data:
Net assets, end of period (in thousands)	$2,679	$8,372	$12,115	$13,132	$15,297

Portfolio turnover rate	80%	29%	23%	27%	26%

(a)	Based on average shares outstanding during the respective periods.

(b)	Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(c)	Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(d)	Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(e)	Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

57

	Roszel/Fayez Sarofim
	Large Cap Core
	Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.33	$11.86	$11.31	$11.67	$11.42

Investment income (loss) — net(a)(b)	0.14	0.15	0.15	0.15	0.08
Realized and unrealized gain (loss) on investments — net	(4.24)	0.85	1.25	0.24	0.51

Total from investment operations	(4.10)	1.00	1.40	0.39	0.59

Distributions to shareholders from:
Investment income — net	(0.14)	(0.15)	(0.21)	(0.04)	(0.03)
Realized gains — net	(0.45)	(0.38)	(0.64)	(0.71)	(0.31)

Total distributions	(0.59)	(0.53)	(0.85)	(0.75)	(0.34)

Net asset value, end of period	$7.64	$12.33	$11.86	$11.31	$11.67

Total Return(c)	(34.63)%	8.51%	13.10%	3.52%	5.27%

Ratios to Average Net Assets:
Expenses before expense reductions(d)	4.33%	3.76%	3.96%	3.53%	6.36%
Expenses net of waivers and reimbursements, if any(e)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions(b)	1.10%	1.10%	1.10%	1.10%	1.10%
Investment income (loss) — net before expense reductions(d)	(1.82)%	(1.42)%	(1.51)%	(1.14)%	(4.56)%
Investment income (loss) — net of waivers and reimbursements, if any(e)	1.41%	1.25%	1.35%	1.29%	0.70%
Investment income (loss) — net of all reductions(b)	1.41%	1.25%	1.35%	1.29%	0.70%
Supplemental Data:
Net assets, end of period (in thousands)	$1,113	$1,514	$1,388	$1,515	$1,031

Portfolio turnover rate	18%	31%	35%	63%	116%

(a)	Based on average shares outstanding during the respective periods.

(b)	Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(c)	Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(d)	Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(e)	Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

58

	Roszel/AllianceBernstein
	Large Cap Core
	Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$9.75	$9.63	$11.06	$11.27	$11.07

Investment income (loss) — net(a)(b)	0.00 †	0.01	0.07	0.02	0.05
Realized and unrealized gain (loss) on investments — net	(4.11)	1.18	0.06	0.77	0.36

Total from investment operations	(4.11)	1.19	0.13	0.79	0.41

Distributions to shareholders from:
Investment income — net	—	(0.10)	(0.02)	(0.05)	(0.04)
Realized gains — net	(1.69)	(0.97)	(1.54)	(0.95)	(0.17)

Total distributions	(1.69)	(1.07)	(1.56)	(1.00)	(0.21)

Net asset value, end of period	$3.95	$9.75	$9.63	$11.06	$11.27

Total Return(c)	(48.95)%	13.10%	1.84%	8.04%	3.81%

Ratios to Average Net Assets:
Expenses before expense reductions(d)	7.86%	4.75%	3.55%	3.00%	3.09%
Expenses net of waivers and reimbursements, if any(e)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions(b)	1.10%	1.08%	1.05%	1.09%	1.10%
Investment income (loss) — net before expense reductions(d)	(6.76)%	(3.60)%	(1.80)%	(1.74)%	(1.53)%
Investment income (loss) — net of waivers and reimbursements, if any(e)	0.01%	0.05%	0.65%	0.16%	0.46%
Investment income (loss) — net of all reductions(b)	0.01%	0.07%	0.70%	0.17%	0.46%
Supplemental Data:
Net assets, end of period (in thousands)	$496	$970	$1,469	$1,867	$2,481

Portfolio turnover rate	117%	106%	107%	50%	47%

(a)	Based on average shares outstanding during the respective periods.

(b)	Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(c)	Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(d)	Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(e)	Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

†	Per share amount is less than $0.01.

59

	Roszel/Santa
	Barbara Conservative
	Growth
	Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.42	$10.55	$10.66	$11.31	$10.88

Investment income (loss) — net(a)(b)	0.04	0.03	0.03	0.03	0.05
Realized and unrealized gain (loss) on investments — net	(3.23)	0.81	0.90	(0.02)	0.39

Total from investment operations	(3.19)	0.84	0.93	0.01	0.44

Distributions to shareholders from:
Investment income — net	(0.04)	(0.03)	(0.04)	(0.06)	(0.01)
Realized gains — net	(1.57)	(0.94)	(1.00)	(0.60)	—

Total distributions	(1.61)	(0.97)	(1.04)	(0.66)	(0.01)

Net asset value, end of period	$5.62	$10.42	$10.55	$10.66	$11.31

Total Return(c)	(35.09)%	7.84%	9.87%	0.33%	4.08%

Ratios to Average Net Assets:
Expenses before expense reductions(d)	2.34%	1.67%	1.67%	1.58%	1.52%
Expenses net of waivers and reimbursements, if any(e)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions(b)	1.10%	1.11%	1.10%	1.10%	1.10%
Investment income (loss) — net before expense reductions(d)	(0.78%)	(0.32)%	(0.30)%	(0.22)%	0.04%
Investment income (loss) — net of waivers and reimbursements, if any(e)	0.46%	0.25%	0.27%	0.26%	0.46%
Investment income (loss) — net of all reductions(b)	0.46%	0.25%	0.27%	0.26%	0.46%
Supplemental Data:
Net assets, end of period (in thousands)	$3,156	$5,873	$7,467	$8,761	$10,900

Portfolio turnover rate	52%	63%	64%	44%	28%

(a)	Based on average shares outstanding during the respective periods.

(b)	Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(c)	Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(d)	Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(e)	Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

60

	Roszel/Marsico
	Large Cap Growth
	Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$13.80	$11.28	$11.18	$11.54	$11.32

Investment income (loss) — net(a)(b)	0.04	0.07	0.01	(0.01)	0.01
Realized and unrealized gain (loss) on investments — net	(5.86)	2.45	0.60	0.30	0.48

Total from investment operations	(5.82)	2.52	0.61	0.29	0.49

Distributions to shareholders from:
Investment income — net	(0.03)	—	—	(0.01)	(0.00)†
Realized gains — net	(0.07)	—	(0.51)	(0.64)	(0.27)

Total distributions	(0.10)	—	(0.51)	(0.65)	(0.27)

Net asset value, end of period	$7.88	$13.80	$11.28	$11.18	$11.54

Total Return(c)	(42.43)%	22.34%	5.69%	2.92%	4.53%

Ratios to Average Net Assets:
Expenses before expense reductions(d)	1.22%	1.15%	2.11%	2.10%	2.27%
Expenses net of waivers and reimbursements, if any(e)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions(b)	1.10%	1.10%	1.10%	1.08%	0.89%
Investment income (loss) — net before expense reductions(d)	0.28%	0.48%	(0.94)%	(1.11)%	(1.30)%
Investment income (loss) — net of waivers and reimbursements, if any(e)	0.39%	0.54%	0.07%	(0.11)%	(0.13)%
Investment income (loss) — net of all reductions(b)	0.39%	0.54%	0.07%	(0.09)%	0.08%
Supplemental Data:
Net assets, end of period (in thousands)	$56,570	$76,226	$4,923	$4,033	$4,170

Portfolio turnover rate	80%	63%	61%	97%	149%

†	Per share amount is less than $0.01.

(a)	Based on average shares outstanding during the respective periods.

(b)	Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(c)	Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(d)	Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(e)	Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

61

	Roszel/Allianz NFJ
	Mid Cap Value
	Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$7.71	$7.97	$9.71	$11.57	$10.53

Investment income (loss) — net(a)(b)	0.16	0.12	0.12	0.09	(0.02)
Realized and unrealized gain (loss) on investments — net	(2.40)	0.00	0.80	(0.14)	1.11

Total from investment operations	(2.24)	0.12	0.92	(0.05)	1.09

Distributions to shareholders from:
Investment income — net	(0.14)	(0.13)	(0.11)	—	(0.01)
Realized gains — net	(2.10)	(0.25)	(2.55)	(1.81)	(0.04)

Total distributions	(2.24)	(0.38)	(2.66)	(1.81)	(0.05)

Net asset value, end of period	$3.23	$7.71	$7.97	$9.71	$11.57

Total Return(c)	(38.67)%	1.08%	12.77%	0.50%	10.37%

Ratios to Average Net Assets:
Expenses before expense reductions(d)	4.21%	3.21%	2.58%	2.27%	2.16%
Expenses net of waivers and reimbursements, if any(e)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions(b)	1.10%	1.10%	1.04%	1.09%	1.10%
Investment income (loss) — net before expense reductions(d)	(0.24)%	(0.62)%	(0.14)%	(0.29)%	(1.25)%
Investment income (loss) — net of waivers and reimbursements, if any(e)	2.87%	1.50%	1.34%	0.88%	(0.19)%
Investment income (loss) — net of all reductions(b)	2.87%	1.50%	1.40%	0.89%	(0.19)%
Supplemental Data:
Net assets, end of period (in thousands)	$958	$2,020	$2,704	$3,177	$4,121

Portfolio turnover rate	77%	114%	19%	119%	62%

(a)	Based on average shares outstanding during the respective periods.

(b)	Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(c)	Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(d)	Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(e)	Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

62

	Roszel/Cadence
	Mid Cap Growth
	Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.57	$9.83	$12.01	$11.01	$11.21

Investment income (loss) — net(a)(b)	(0.04)	(0.03)	(0.04)	(0.03)	(0.03)
Realized and unrealized gain (loss) on investments — net	(3.74)	2.18	0.76	1.38	0.67

Total from investment operations	(3.78)	2.15	0.72	1.35	0.64

Distributions to shareholders from:
Investment income — net	—	—	—	—	—
Realized gains — net	(2.29)	(1.41)	(2.90)	(0.35)	(0.84)

Total distributions	(2.29)	(1.41)	(2.90)	(0.35)	(0.84)

Net asset value, end of period	$4.50	$10.57	$9.83	$12.01	$11.01

Total Return(c)	(44.59)%	22.58%	7.60%	12.61%	6.33%

Ratios to Average Net Assets:
Expenses before expense reductions(d)	5.02%	3.55%	2.89%	2.55%	2.52%
Expenses net of waivers and reimbursements, if any(e)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions(b)	1.10%	1.10%	1.10%	1.09%	0.87%
Investment income (loss) — net before expense reductions(d)	(4.36)%	(2.69)%	(2.13)%	(1.75)%	(1.95)%
Investment income (loss) — net of waivers and reimbursements, if any(e)	(0.44)%	(0.24)%	(0.34)%	(0.30)%	(0.53)%
Investment income (loss) — net of all reductions(b)	(0.44)%	(0.24)%	(0.34)%	(0.29)%	(0.30)%
Supplemental Data:
Net assets, end of period (in thousands)	$653	$2,148	$2,225	$2,663	$3,326

Portfolio turnover rate	143%	220%	81%	148%	180%

(a)	Based on average shares outstanding during the respective periods.

(b)	Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(c)	Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(d)	Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(e)	Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

63

	Roszel/NWQ
	Small Cap Value
	Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$8.66	$12.25	$12.98	$14.01	$11.84

Investment income (loss) — net(a)(b)	0.01	0.05	0.07	0.05	0.02
Realized and unrealized gain (loss) on investments — net	(3.20)	(0.21)	2.41	1.27	3.29

Total from investment operations	(3.19)	(0.16)	2.48	1.32	3.31

Distributions to shareholders from:
Investment income — net	(0.05)	(0.05)	(0.05)	(0.02)	(0.02)
Realized gains — net	(2.22)	(3.38)	(3.16)	(2.33)	(1.12)

Total distributions	(2.27)	(3.43)	(3.21)	(2.35)	(1.14)

Net asset value, end of period	$(3.20)	$8.66	$12.25	$12.98	$14.01

Total Return(c)	(47.72)%	(5.49)%	20.02%	11.86%	29.65%

Ratios to Average Net Assets:
Expenses before expense reductions(d)	3.38%	2.14%	1.79%	1.81%	1.99%
Expenses net of waivers and reimbursements, if any(e)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions(b)	1.15%	1.09%	1.13%	1.12%	1.11%
Investment income (loss) — net before expense reductions(d)	(2.06)%	(0.59)%	(0.16)%	(0.31)%	(0.71)%
Investment income (loss) — net of waivers and reimbursements, if any(e)	0.17%	0.41%	0.48%	0.35%	0.13%
Investment income (loss) — net of all reductions(b)	0.17%	0.46%	0.51%	0.38%	0.17%
Supplemental Data:
Net assets, end of period (in thousands)	$1,549	$3,350	$5,296	$5,892	$6,187

Portfolio turnover rate	61%	32%	31%	39%	46%

(a)	Based on average shares outstanding during the respective periods.

(b)	Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(c)	Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(d)	Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(e)	Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

64

	Roszel/Delaware
	Small-Mid Cap Growth
	Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.80	$12.25	$12.14	$11.70	$10.38

Investment income (loss) — net(a)(b)	(0.06)	(0.07)	(0.07)	(0.07)	(0.08)
Realized and unrealized gain (loss) on investments — net	(3.84)	1.71	1.21	0.92	1.40

Total from investment operations	(3.90)	1.64	1.14	0.85	1.32

Distributions to shareholders from Realized Gains — net	(2.68)	(3.09)	(1.03)	(0.41)	—

Net asset value, end of period	$4.22	$10.80	$12.25	$12.14	$11.70

Total Return(c)	(45.78)%	13.39%	9.85%	7.79%	12.72%

Ratios to Average Net Assets:
Expenses before expense reductions(d)	4.82%	2.90%	2.49%	2.37%	2.84%
Expenses net of waivers and reimbursements, if any(e)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions(b)	1.15%	1.11%	1.12%	1.14%	1.15%
Investment income (loss) — net before expense reductions(d)	(4.47)%	(2.41)%	(1.92)%	(1.87)%	(2.40)%
Investment income (loss) — net of waivers and reimbursements, if any(e)	(0.81)%	(0.66)%	(0.58)%	(0.65)%	(0.71)%
Investment income (loss) — net of all reductions(b)	(0.81)%	(0.62)%	(0.55)%	(0.64)%	(0.71)%
Supplemental Data:
Net assets, end of period (in thousands)	$790	$2,039	$2,764	$3,473	$3,475

Portfolio turnover rate	62%	54%	47%	62%	42%

(a)	Based on average shares outstanding during the respective periods.

(b)	Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(c)	Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(d)	Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(e)	Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

65

	Roszel/Lazard
	International
	Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$13.52	$14.68	$13.22	$13.25	$11.51

Investment income (loss) — net(a)(b)	0.26	0.27	0.20	0.20	0.15
Realized and unrealized gain (loss) on investments — net	(4.29)	0.94	2.67	0.82	1.71

Total from investment operations	(4.03)	1.21	2.87	1.02	1.86

Distributions to shareholders from:
Investment income — net	(0.33)	(0.24)	(0.21)	(0.16)	(0.07)
Realized gains — net	(2.48)	(2.13)	(1.20)	(0.89)	(0.05)

Total distributions	(2.81)	(2.37)	(1.41)	(1.05)	(0.12)

Net asset value, end of period	$6.68	$13.52	$14.68	$13.22	$13.25

Total Return(c)	(35.60)%	8.09%	22.93%	8.48%	16.30%

Ratios to Average Net Assets:
Expenses before expense reductions(d)	2.70%	2.07%	1.90%	2.00%	2.20%
Expenses net of waivers and reimbursements, if any(e)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions(b)	1.15%	1.15%	1.15%	1.15%	1.15%
Investment income (loss) — net before expense reductions(d)	1.02%	1.00%	0.71%	0.71%	0.23%
Investment income (loss) — net of waivers and reimbursements, if any(e)	2.56%	1.92%	1.46%	1.56%	1.28%
Investment income (loss) — net of all reductions(b)	2.56%	1.92%	1.46%	1.56%	1.28%
Supplemental Data:
Net assets, end of period (in thousands)	$2,122	$4,344	$5,307	$5,067	$4,827

Portfolio turnover rate	41%	30%	33%	29%	30%

(a)	Based on average shares outstanding during the respective periods.

(b)	Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(c)	Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(d)	Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(e)	Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

66

	Roszel/JPMorgan
	International Equity
	Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.82	$12.82	$10.97	$12.34	$11.90

Investment income (loss) — net(a)(b)	0.22	0.17	0.08	0.05	0.15
Realized and unrealized gain (loss) on investments — net	(4.03)	0.86	2.22	1.52	1.16

Total from investment operations	(3.81)	1.03	2.30	1.57	1.31

Distributions to shareholders from:
Investment income — net	0.00 †	(0.17)	(0.28)	(0.28)	(0.19)
Realized gains — net	(4.30)	(0.86)	(0.17)	(2.66)	(0.68)

Total distributions	(4.30)	(1.03)	(0.45)	(2.94)	(0.87)

Net asset value, end of period	$4.71	$12.82	$12.82	$10.97	$12.34

Total Return(c)	(41.50)%	7.86%	21.44%	16.91%	11.83%

Ratios to Average Net Assets:
Expenses before expense reductions(d)	4.20%	3.65%	2.28%	2.51%	2.83%
Expenses net of waivers and reimbursements, if any(e)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions(b)	1.15%	1.15%	1.15%	1.15%	1.12%
Investment income (loss) — net before expense reductions(d)	(0.39)%	(1.21)%	(0.47)%	(0.91)%	(0.44)%
Investment income (loss) — net of waivers and reimbursements, if any(e)	2.65%	1.29%	0.66%	0.45%	1.24%
Investment income (loss) — net of all reductions(b)	2.65%	1.29%	0.66%	0.45%	1.27%
Supplemental Data:
Net assets, end of period (in thousands)	$1,770	$3,316	$3,678	$3,250	$2,993

Portfolio turnover rate	22%	118%	45%	77%	168%

(a)	Based on average shares outstanding during the respective periods.

(b)	Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(c)	Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(d)	Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(e)	Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

†	Per share amount is less than $0.01.

67

	Roszel/BlackRock
	Fixed-Income
	Portfolio II
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.30	$10.15	$10.24	$10.41	$10.33

Investment income (loss) — net(a)(b)	0.39	0.45	0.44	0.38	0.40
Realized and unrealized gain (loss) on investments — net	0.55	0.20	(0.08)	(0.16)	0.05

Total from investment operations	0.94	0.65	0.36	0.22	0.45

Distributions to shareholders from:
Investment income — net	(0.40)	(0.50)	(0.45)	(0.39)	(0.37)
Realized gains — net	—	—	—	—	—

Total distributions	(0.40)	(0.50)	(0.45)	(0.39)	(0.37)

Net asset value, end of period	$10.84	$10.30	$10.15	$10.24	$10.41

Total Return(c)	9.41%	6.59%	3.62%	2.12%	4.11%

Ratios to Average Net Assets:
Expenses before expense reductions(d)	1.70%	1.53%	1.63%	1.55%	1.42%
Expenses net of waivers and reimbursements, if any(e)	0.95%	0.95%	0.95%	0.95%	0.95%
Expenses net of all reductions(b)	0.95%	0.95%	0.95%	0.95%	0.95%
Investment income (loss) — net before expense reductions(d)	3.04%	3.83%	3.73%	3.08%	2.66%
Investment income (loss) — net of waivers and reimbursements, if any(e)	3.79%	4.41%	4.41%	3.68%	3.13%
Investment income (loss) — net of all reductions(b)	3.79%	4.41%	4.41%	3.68%	3.13%
Supplemental Data:
Net assets, end of period (in thousands)	$7,332	$6,322	$8,236	$8,956	$10,245

Portfolio turnover rate	461%	239%	215%	248%	406%

(a)	Based on average shares outstanding during the respective periods.

(b)	Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(c)	Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(d)	Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(e)	Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

68

	Roszel/BlackRock
	Fixed-Income
	Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$9.90	$9.74	$9.80	$10.05	$10.14

Investment income (loss) — net(a)(b)	0.40	0.38	0.34	0.31	0.26
Realized and unrealized gain (loss) on investments — net	(0.24)	0.21	(0.04)	(0.21)	(0.02)

Total from investment operations	0.16	0.59	0.30	0.10	0.24

Distributions to shareholders from:
Investment income — net	(0.41)	(0.43)	(0.36)	(0.35)	(0.33)
Realized gains — net	—	—	—	—	—

Total distributions	(0.41)	(0.43)	(0.36)	(0.35)	(0.33)

Net asset value, end of period	$9.65	$9.90	$9.74	$9.80	$10.05

Total Return(c)	1.64%	6.19%	3.17%	0.98%	2.04%

Ratios to Average Net Assets:
Expenses before expense reductions(d)	1.62%	1.50%	1.36%	1.27%	1.22%
Expenses net of waivers and reimbursements, if any(e)	0.95%	0.95%	0.95%	0.95%	0.97	%(f)
Expenses net of all reductions(b)	0.95%	0.95%	0.95%	0.95%	0.97%
Investment income (loss) — net before expense reductions(d)	3.44%	3.38%	3.10%	2.80%	2.35%
Investment income (loss) — net of waivers and reimbursements, if any(e)	4.11%	3.93%	3.51%	3.12%	2.60%
Investment income (loss) — net of all reductions(b)	4.11%	3.93%	3.51%	3.12%	2.60%
Supplemental Data:
Net assets, end of period (in thousands)	$5,789	$9,399	$10,615	$13,286	$15,569

Portfolio turnover rate	248%	207%	21%	28%	38%

(a)	Based on average shares outstanding during the respective periods.

(b)	Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(c)	Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(d)	Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(e)	Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(f)	The Portfolio’s expense ratio net of waivers and reimbursements was lowered from 1.00% to 0.95% effective May 1, 2004. The ratio shown reflects the effects of the higher expense ratio for the period January 1 through April 30, 2004.

69

SERVICE PROVIDERS

Investment Manager

Roszel Advisors, LLC, 1700 Merrill Lynch Drive, Pennington, New Jersey 08534, is the investment manager of the Trust.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, is the independent registered public accounting firm of the Trust. For prior fiscal years, Deloitte & Touche LLP was the independent registered public accounting firm of the Trust.

Custodian

JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, acts as Custodian of the Trust’s assets.

Administrator

J.P. Morgan Investor Services Co., 70 Fargo Street, Boston, Massachusetts 02210, which is a wholly owned subsidiary of J.P. Morgan Chase & Co., acts as the Trust’s Administrator.

Transfer Agent

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as Transfer Agent for the Trust.

Legal Counsel

Sutherland Asbill & Brennan LLP, Washington, D.C., is counsel for the Trust.

70

APPENDIX

INVESTMENTS AND INVESTMENT PRACTICES AND TECHNIQUES

The following table shows each Portfolio’s investment limitations with respect to certain higher risk investments and investment practices and techniques as a percentage of assets. Percentages are generally calculated as of the time of the most recent investment in the particular security or contract or the time of the most recent use of an investment technique.

Legend

/	A check mark means that there is no policy limitation on the Portfolio’s usage of that practice or type of security, and that the Portfolio may be currently using that practice or investing in that type of security.

25	A number indicates the maximum percentage of total assets that the Portfolio is permitted to invest in that practice or type of security. A number in italics ([25]) indicates the maximum percentage of net assets.

•	A dot means that the Portfolio is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

x	An “x” means that the Portfolio is not permitted to use that practice or invest in that type of security.

71

Chart 1

Roszel/
	Roszel/	Roszel/	Roszel/	Fayez
	Lord Abbett	Davis	BlackRock	Sarofim	Roszel/
	Large Cap	Large Cap	Equity	Large Cap	AllianceBernstein
	Value	Value	Dividend	Core	Large Cap Core
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment Practices and Techniques

Borrowings and Reverse Repurchase Agreements	33.33	33.33	33.33	33.33	33.33

Repurchase Agreements	/	/	•	/	/

Securities Lending	•	•	•	x	x

Short Sales Against the Box	x	x	•	x	x

When-Issued Securities and Delayed Delivery Securities	x	•	•	•	x

Illiquid Investments	•	•	•	•	•

Restricted Securities (including illiquid Rule 144A securities)	x	x	•	x	x

Liquid Restricted Rule 144A Securities	x	•	•	x	x

Conventional Securities

Securities of Foreign Issuers	25	25	25	25	25

Equity Securities	/	/	/	/	/

Equity Securities of Foreign Issuers	25	25	25	25	25

American, European and Global Depository Receipts	25	25	•	25	25

REITs	•	•	•	x	x

Warrants and Stock Purchase Rights	x	•	•	•	x

Investment Company Securities (including World Equity Benchmark and Standard & Poor’s Depository Receipts)	•	x	10	x	x

Debt Securities	•	•	20	•	•

Government Securities	•	20	•	•	•

Investment Grade Debt Securities	•	•	•	•	•

Lower-Rated Debt Securities	•	•	x	x	x

Debt Securities of Foreign Government Issuers	x	x	•	x	x

Chart 1, page 1

Chart 1 (continued)

Roszel/
	Roszel/	Roszel/	Roszel/	Fayez
	Lord Abbett	Davis	BlackRock	Sarofim	Roszel/
	Large Cap	Large Cap	Equity	Large Cap	AllianceBernstein
	Value	Value	Dividend	Core	Large Cap Core
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Debt Securities of Foreign Corporate Issuers	x	•	•	x	x

Non-Dollar Securities	x	25	/	x	•

Derivative Securities and Contracts

Mortgage-Backed Securities	x	x	x	x	x

Asset-Backed Securities	x	x	x	x	x

Options on Securities and Indices	x	•	•	x	x

Stock Index Futures Contracts and Options Thereon	x	•	•	x	x

Interest Rate Futures Contracts and Options Thereon	x	x	•	x	x

Currency Transactions and Swaps

Forward Foreign Currency Exchange Contracts	x	x	•	x	x

Currency Options and Futures Contracts	x	x	•	x	x

Currency Swaps	x	x	•	x	x

Currency Cross-Hedging	x	x	•	x	x

Interest Rate Swaps	x	x	•	x	x

Interest Rate Caps, Floors and Collars	x	x	•	x	x

Equity Swaps	x	x	•	x	x

Chart 1, page 2

Chart 2

	Roszel/	Roszel/	Roszel/	Roszel/
	Santa Barbara	Marsico	Allianz	Cadence
	Conservative	Large Cap	NFJ Mid	Mid Cap
	Growth	Growth	Cap Value	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

Investment Practices and Techniques

Borrowings and Reverse Repurchase Agreements	33.33	33.33	33.3	33.33

Repurchase Agreements	/	/	/	/

Securities Lending	x	x	•	•

Short Sales Against the Box	x	•	•	•

When-Issued Securities and Delayed Delivery Securities	x	•	•	•

Illiquid Investments	•	•	•	•

Restricted Securities (including illiquid Rule 144A securities)	x	•	x	•

Liquid Restricted Rule 144A Securities	x	•	x	•

Conventional Securities

Securities of Foreign Issuers	15	15	25	15

Equity Securities	/	/	/	/

Equity Securities of Foreign Issuers	15	15	25	15

American, European and Global Depository Receipts	15	15	25	15

REITs	x	•	/	/

Warrants and Stock Purchase Rights	x	•	•	•

Investment Company Securities (including World Equity Benchmark Shares and Standard & Poor’s Depository Receipts)	•	•	•	•

Debt Securities	•	•	•	•

Government Securities	•	•	•	•

Investment Grade Debt Securities	•	•	•	•

Chart 2, page 1

Chart 2 (continued)

	Roszel/	Roszel/	Roszel/	Roszel/
	Santa Barbara	Marsico	Allianz	Cadence
	Conservative	Large Cap	NFJ Mid	Mid Cap
	Growth	Growth	Cap Value	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

Lower-Rated Debt Securities	•	•	•	•

Debt Securities of Foreign Government Issuers	x	x	x	•

Debt Securities of Foreign Corporate Issuers	x	x	•	•

Non-Dollar Securities	x	15	x	•

Derivative Securities and Contracts

Mortgage-Backed Securities	x	•	•	•

Asset-Backed Securities	x	•	•	•

Options on Securities and Indices	x	•	x	•

Stock Index Futures Contracts and Options Thereon	x	•	•	•

Interest Rate Futures Contracts and Options Thereon	x	x	•	•

Currency Transactions and Swaps

Forward Foreign Currency Exchange Contracts	x	•	x	•

Currency Options and Futures Contracts	x	•	x	•

Currency Swaps	x	x	x	•

Currency Cross-Hedging	x	x	x	•

Interest Rate Swaps	x	x	x	•

Interest Rate Caps, Floors and Collars	x	x	x	•

Equity Swaps	x	x	x	•

Chart 2, page 2

Chart 3

		Roszel/ Delaware		Roszel/
	Roszel/ NWQ	Small-Mid Cap	Roszel/	JPMorgan International
	Small Cap	Growth	Lazard International	Equity
	Value Portfolio	Portfolio	Portfolio	Portfolio

Investment Practices and Techniques

Borrowings and Reverse Repurchase Agreements	33.33	33.33	33.33	33.33

Repurchase Agreements	/	•	/	/

Securities Lending	x	•	x	•

Short Sales Against the Box	x	•	x	•

When-Issued Securities and Delayed Delivery Securities	•	•	x	25

Illiquid Investments	•	•	•	15

Restricted Securities (including illiquid Rule 144A securities)	x	•	x	15

Liquid Restricted Rule 144A Securities	x	•	x	•

Conventional Securities

Securities of Foreign Issuers	25	25	/	/

Equity Securities	/	/	/	/

Equity Securities of Foreign Issuers	25	25	/	/

American, European and Global Depository Receipts	25	25	/	/

REITs	20	•	x	•

Warrants and Stock Purchase Rights	•	•	/	/

Investment Company Securities (including World Equity Benchmark Shares and Standard & Poor’s Depository Receipts)	•	•	x	•

Debt Securities	•	•	20	20

Government Securities	•	•	20	20

Investment Grade Debt Securities	•	•	20	20

Lower-Rated Debt Securities	•	•	•	•

Chart 3, page 1

Chart 3 (continued)

		Roszel/ Delaware		Roszel/
	Roszel/ NWQ	Small-Mid Cap	Roszel/	JPMorgan International
	Small Cap	Growth	Lazard International	Equity
	Value Portfolio	Portfolio	Portfolio	Portfolio

Debt Securities of Foreign Government Issuers	•	•	20	20

Debt Securities of Foreign Corporate Issuers	x	•	20	20

Non-Dollar Securities	x	•	/	/

Derivative Securities and Contracts

Mortgage-Backed Securities	x	x	x	•

Asset-Backed Securities	x	x	x	•

Options on Securities and Indices	x	•	x	•

Stock Index Futures Contracts and Options Thereon	x	•	x	•

Interest Rate Futures Contracts and Options Thereon	x	•	x	•

Currency Transactions and Swaps

Forward Foreign Currency Exchange Contracts	x	•	x	10

Currency Options and Futures Contracts	x	•	x	50

Currency Swaps	x	x	x	10

Currency Cross-Hedging	x	x	x	•

Interest Rate Swaps	x	x	x	•

Interest Rate Caps, Floors and Collars	x	x	x	•

Equity Swaps	x	x	x	•

Chart 3, page 2

Chart 4

Starting
		Until	June 2, 2009
		June 1, 2009	Roszel/
		Roszel/	BlackRock
	Roszel/	BlackRock	Fixed
	BlackRock	Fixed-Income	Income
	Fixed-Income Portfolio	Portfolio II	Portfolio II

Investment Practices and Techniques

Borrowings and Reverse Repurchase Agreements	33.33	33.33	33.33

Repurchase Agreements	/	/	/

Securities Lending	/	•	/

Short Sales Against the Box	x	x	x

When-Issued Securities and Delayed Delivery Securities	•	/	•

Illiquid Investments	•	x	•

Restricted Securities (including illiquid Rule 144A securities)	•	x	•

Liquid Restricted Rule 144A Securities	•	x	•

Conventional Securities

Securities of Foreign Issuers	•	x	•

Equity Securities	x	x	x

Investment Company Securities	45	•	45

American, European and Global Depository Receipts	x	x	x

Debt Securities	/	/	/

Government Securities	/	/	/

Taxable Municipal Debt Securities	x	x	x

Tax-Free Municipal Debt Securities	x	x	x

Municipal Obligation Components	x	x	x

Investment Grade Debt Securities	/	/	/

Lower-Rated Debt Securities	•	x	•

Chart 4, page 1

Chart 4 (continued)

Starting
		Until	June 2, 2009
		June 1, 2009	Roszel/
		Roszel/	BlackRock
	Roszel/	BlackRock	Fixed
	BlackRock	Fixed-Income	Income
	Fixed-Income Portfolio	Portfolio II	Portfolio II
Debt Securities of Foreign Government Issuers	x	x	x

Debt Securities of Foreign Corporate Issuers	•	x	•

Non-Dollar Securities	•	x	•

Zero Coupon Debt Securities	•	/	•

Bank Obligations	•	•	•

Derivative Securities and Contracts

Mortgage-Backed Securities	/	/	/

Adjustable Rate Mortgage Loans	/	/	/

Collateralized Mortgage Obligations	/	/	/

Multiple Class Mortgage-Backed Securities	/	x	/

Privately Issued Mortgage-Backed Securities	/	x	/

Stripped Mortgage-Backed Securities	/	/	/

Mortgage Dollar Rolls	•	/	•

Asset-Backed Securities	/	•	/

Options on Securities and Indices	•	x	•

Yield Curve Options	x	x	x

Structured and Indexed Debt Securities	x	•	x

Interest Rate Futures Contracts and Options Thereon	•	/	•

Currency Transactions and Swaps

Forward Foreign Currency Exchange Contracts	•	x	•

Currency Options and Futures Contracts	•	x	•

Currency Swaps	•	x	•

Currency Cross-Hedging	•	x	•

Chart 4, page 2

Chart 4 (continued)

Starting
		Until	June 2, 2009
		June 1, 2009	Roszel/
		Roszel/	BlackRock
	Roszel/	BlackRock	Fixed
	BlackRock	Fixed-Income	Income
	Fixed-Income Portfolio	Portfolio II	Portfolio II
Interest Rate Swaps	•	x	•

Interest Rate Caps, Floors and Collars	•	x	•

Mortgage Swaps	•	x	•

Chart 4, page 3

OBTAINING ADDITIONAL INFORMATION ABOUT THE TRUST

If you would like more information about the Portfolios, the following documents are available free upon request. The Trust does not have a website available for accessing such information.

Annual/Semi-Annual Reports to Shareholders

Additional information about the Trust’s investments is available in the Trust’s annual and semi-annual reports to shareholders. The annual report for the last completed fiscal period is currently available to shareholders of the Trust. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during the fiscal period covered by the report. A semi-annual report will be available to shareholders of the Trust after the next completed fiscal period.

Statement of Additional Information

The SAI, which contains additional information about the Trust, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. Information about the Trust (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Trust are available on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

A free copy of the Trust’s SAI, annual and semi-annual reports may be obtained and further inquiries can be made by calling the MLIG Service Center at 1-800-535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

Investment Company Act File No.: 811-21038

MLIG VARIABLE INSURANCE TRUST
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2009
ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
ROSZEL/DAVIS LARGE CAP VALUE PORTFOLIO
ROSZEL/BLACKROCK EQUITY DIVIDEND PORTFOLIO
ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO
ROSZEL/ALLIANCEBERNSTEIN LARGE CAP CORE PORTFOLIO
ROSZEL/SANTA BARBARA CONSERVATIVE GROWTH PORTFOLIO
ROSZEL/MARSICO LARGE CAP GROWTH PORTFOLIO
ROSZEL/ALLIANZ CCM CAPITAL APPRECIATION PORTFOLIO
ROSZEL/ALLIANZ NFJ MID CAP VALUE PORTFOLIO
ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
ROSZEL/CADENCE MID CAP GROWTH PORTFOLIO
ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
ROSZEL/ALLIANZ NFJ SMALL CAP VALUE PORTFOLIO
ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
ROSZEL/JPMORGAN SMALL CAP GROWTH PORTFOLIO
ROSZEL/DELAWARE TREND PORTFOLIO
ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
ROSZEL/JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
ROSZEL/BLACKROCK FIXED-INCOME PORTFOLIO
ROSZEL/BLACKROCK FIXED INCOME PORTFOLIO II
ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO
This statement of additional information (“SAI”) supplements information contained in the current prospectuses of MLIG Variable Insurance Trust (the “Trust”) dated May 1, 2009 (each, a “Prospectus” and collectively the “Prospectuses”) and should be read in conjunction with the Prospectuses and any supplements thereto. This SAI, although not a prospectus, is incorporated in its entirety into the Prospectuses by reference. Terms defined in the Prospectuses have the same meaning in this SAI.
The Trust’s Annual Report and financial statements for the fiscal period ended December 31, 2008, and the independent accountants’ reports thereon, are incorporated herein by reference. The Annual Report may be obtained without charge by calling the Trust at the telephone number listed below.
To obtain a free copy of the Prospectuses or another SAI, please send a written request to: MLIG Service Center, P.O. Box 44222, Jacksonville, Florida 32231-4222; or call 1-800-535-5549.

DETERMINATION OF NET ASSET VALUE	82
DISTRIBUTION AND REDEMPTION OF SHARES	83
Distribution of Shares	83
Redemption of Shares	83
TAX MATTERS	84
Portfolio Taxation	84
CAPITALIZATION	87
Voting Rights	88
CODES OF ETHICS	88
PORTFOLIO PERFORMANCE	90
OTHER SERVICES	91
Transfer Agent	91
Custodian	91
Independent Registered Public Accounting Firm	91
Legal Counsel	91
Additional Information	91
FINANCIAL STATEMENTS	92
APPENDIX 1 — DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS	93
APPENDIX 2 — SUMMARY OF SUB-ADVISER PROXY VOTING GENERAL GUIDELINES	96
Exhibit (d)(1)
Exhibit (d)(2)
Exhibit (d)(3)
Exhibit (d)(4)
Exhibit (d)(5)
Exhibit (d)(6)
Exhibit (d)(7)
Exhibit (d)(8)
Exhibit (d)(9)
Exhibit (d)(10)
Exhibit (d)(12)
Exhibit (d)(14)
Exhibit (d)(15)
Exhibit (d)(16)
Exhibit (d)(17)
Exhibit (d)(18)
Exhibit (d)(19)
Exhibit (d)(20)
Exhibit (d)(21)
Exhibit (d)(22)
Exhibit (E)(3)
Exhibit (g)(3)
Exhibit (h)(1)(d)
Exhibit (h)(1)(e)
Exhibit (h)(2)(c)
Exhibit (i)(2)
Exhibit (j)(1)
Exhibit (j)(2)
Exhibit (p)(2)
Exhibit (p)(3)
Exhibit (p)(4)
Exhibit (p)(5)
Exhibit (p)(6)
Exhibit (p)(7)
Exhibit (p)(8)
Exhibit (p)(9)
Exhibit (p)(11)
Exhibit (p)(12)
Exhibit (p)(13)
Exhibit (p)(14)
Exhibit (p)(15)

INTRODUCTION
MLIG Variable Insurance Trust (the “Trust”) is a statutory trust organized in the state of Delaware on February 14, 2002. It is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Trust is comprised of twenty-three separate investment portfolios (the “Portfolios”), each of which is, in effect, a separate mutual fund. The Trust issues a separate series of shares of beneficial interest for each Portfolio representing fractional undivided interests in the Portfolio. An investor, by investing in a Portfolio, becomes entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of the Portfolio. Likewise, an investor shares pro-rata in any losses of the Portfolio.
Pursuant to a management agreement and subject to the authority of the Trust’s board of trustees (“Board”), Roszel Advisors, LLC (“Roszel Advisors”) serves as the Trust’s investment manager and conducts the business and affairs of the Trust. Roszel Advisors has engaged at least one Sub-Adviser for each Portfolio to act as that Portfolio’s investment adviser to provide day-to-day portfolio management.
The Trust currently offers each series of its shares to one or more separate accounts of Merrill Lynch Life Insurance Company (“MLLIC”) and ML Life Insurance Company of New York (“MLLICNY”) as funding vehicles for certain variable annuity or variable life contracts (the “variable contracts”) issued by MLLIC or MLLICNY through the separate accounts. The Trust does not offer its shares directly to the public. Each separate account, like the Trust, is registered with the SEC as an investment company and a separate prospectus, which accompanies the prospectus for the Trust (the “contract”), describes the separate account and the variable contracts issued through it.
Terms appearing in this SAI that are defined in the Prospectuses have the same meaning herein as they do in the Prospectuses.
INVESTMENT RESTRICTIONS
The investment objective(s) and principal investment strategies of each Portfolio are set forth in the Prospectuses. Set forth below are the fundamental investment restrictions and policies applicable to each Portfolio followed by the principal non-fundamental restrictions and policies applicable to each Portfolio.
Fundamental Restrictions
Each Portfolio has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Portfolio’s outstanding voting securities. Under the 1940 Act, and as used in the Prospectuses and this SAI, a “majority of the outstanding voting securities” means the approval of the lesser of: (1) the holders of 67% or more of the outstanding votes attributable to shares of a Portfolio present at a meeting, if the holders of more than 50% of such votes are present in person or by proxy, or (2) the holders of more than 50% of the outstanding votes attributable to shares of the Portfolio.
Each Portfolio may not:
1. Issue senior securities to the extent such issuance would violate applicable law.
2. Borrow money, except as permitted under the 1940 Act, as amended, and rules, regulations, or orders obtained thereunder, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
3. Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any or its agencies or instrumentalities), except that a Portfolio may invest up to 100% of its total assets in other investment companies, as the term “investment company” is defined in the 1940 Act.

4. Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of cash or securities as permitted by applicable law.
5. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting.
6. Purchase or sell real estate, except that a Portfolio may (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein, (e.g., real estate investment trusts) (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities and (f) invest in real estate limited partnerships.
7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, provided that this limitation shall not prohibit a Portfolio from purchasing, selling or entering into financial derivative or commodity contracts (such as futures contracts or options on futures contracts, or transactions related to currencies), subject to compliance with any applicable provisions of applicable law.
8. With respect to 75% of a Portfolio’s total assets, purchase securities of an issuer (other than cash, cash items, securities of other investment companies, as the term “investment company” is defined in the 1940 Act, or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities), if (a) such purchase would cause more than 5% of the Portfolio’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.
Except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions. If a Portfolio invests in other investment companies that are part of the same “group of investment companies” (as such term is defined in Section 12(d)(1)(G) of the 1940 Act) as that Portfolio, the Portfolio will look through to the investments of those other investment companies (that are part of the same group of investment companies as the Portfolio) in determining compliance with the above restrictions.
Non-Fundamental Restrictions
The following restrictions are designated as non-fundamental and may be changed by the Board without the approval of shareholders.
     Each Portfolio may not:
     1. Pledge, mortgage or hypothecate its assets, except to the extent required to secure permitted borrowings. This investment restriction shall not apply to any required segregated account, securities lending arrangements or other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options.
     2. Purchase any securities on margin (except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities). The deposit or payment by a Portfolio of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

     3. Purchase securities while outstanding borrowings exceed 5% of a Portfolio’s total assets.
     4. Sell securities short or maintain a short position except for short sales against the box.
     5. Invest more than 25% of the value of its total assets in the securities of foreign issuers and non-dollar securities. This policy does not apply to Portfolios with the words Global or International in their name.
     6. Acquire any security that is not readily marketable if more than 15% of the net assets of the Portfolio taken at market value, would be invested in such securities.
     7. Enter into a stock index futures contract (by exercise of any option or otherwise) or acquire any options thereon, if immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on stock index futures contracts would exceed 5% of the value of its total assets.
If the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.
Non-Fundamental Tax Restrictions
Each Portfolio must:
     1. Maintain its assets so that, at the close of each quarter of its taxable year,
(a) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5 percent of the fair market value of the Portfolio’s total assets and 10 percent of the outstanding voting securities of such issuer,
(b) no more than 25 percent of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Portfolio and engaged in the same, similar, or related trades or businesses.
     2. Maintain its assets so that it is adequately diversified within the meaning of Section 817(h) of the Internal Revenue Code and regulations thereunder. Generally, this means that at the close of each calendar quarter, or within 30 days thereafter,
(a) no more than 55% of the value of the assets in the Portfolio is represented by any one investment,
(b) no more than 70% of the value of the assets in the Portfolio is represented by any two investments,
(c) no more than 80% of the value of the assets in the Portfolio is represented by any three investments, and
(d) no more than 90% of the value of the total assets of the Portfolio is represented by any four investments. In determining whether the diversification standards are met, each U.S. Government agency or instrumentality shall be treated as a separate issuer.

CHANGE OF PRIMARY INVESTMENT STRATEGY
For Portfolios that invest primarily in a type or types of securities indicated by their name, the Trust will provide shareholders with 60 days advance written notice of any change in such investment strategy. Such notice will conform to the requirements of Rule 35d-1(c) under the 1940 Act.
INVESTMENT STRATEGIES AND RISKS
Money Market Instruments
The types of money market instruments in which the Portfolios may invest are as follows: (1) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“Government Securities”), (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (3) commercial paper and notes, including those with variable and floating rates of interest, (4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (5) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (6) debt securities issued by foreign issuers and (7) repurchase agreements.
The Portfolios may invest in the following types of Government Securities: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks Funding Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the Government Securities that may be held by the Portfolios are instruments that are supported by the full faith and credit of the United States, whereas other Government Securities that may be held by the Portfolios are supported by the right of the issuer to borrow from the U.S. Treasury or are supported solely by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Portfolio will invest in obligations issued by an instrumentality of the U.S. Government only if the Adviser determines that the instrumentality’s credit risk does not make its securities unsuitable for investment by the Portfolio.
The Portfolios may invest in money market instruments issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities. Money market instruments held by a Portfolio may be rated no lower than A-2 by Standard & Poor’s Corporation (“Standard & Poor’s”) or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent from another NRSRO, or if unrated, must be issued by an issuer having an outstanding unsecured debt issue then rated within the three highest categories. A description of the rating systems of Moody’s and Standard & Poor’s is contained in the Appendix. At no time will the investments of a Portfolio in bank obligations, including time deposits, exceed 25% of the value of the Portfolio’s total assets.
Temporary Defensive Positions
During periods when the Adviser believes there are unstable market, economic, political or currency conditions domestically or abroad, the Adviser may assume, on behalf of a Portfolio, a temporary defensive posture and (1) without limitation hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Portfolio’s assets will be invested by investing those assets in securities markets deemed by the Adviser to be conservative in light of the Portfolio’s investment objective and policies.

Under normal circumstances, each Portfolio may invest a portion of its total assets in cash and/or money market instruments for cash management purposes, pending investment in accordance with the Portfolio’s investment objective and policies and to meet operating expenses. To the extent that a Portfolio holds cash or invests in money market instruments, it may not achieve its investment objective.
Bank Obligations
Domestic commercial banks organized under federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (“FDIC”). Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.
A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (1) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.
Repurchase and Reverse Repurchase Agreements
Some of the Portfolios may engage in repurchase agreement transactions with respect to instruments in which the Portfolio is authorized to invest. The Portfolios may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York’s list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, a Portfolio would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio’s holding period. The values of the securities underlying a repurchase agreement of a Portfolio are monitored on an ongoing basis by the Adviser to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Adviser also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which a Portfolio enters into repurchase agreements.
Some of the Portfolios may engage in reverse repurchase agreements, subject to their investment restrictions. A reverse repurchase agreement, which is considered a borrowing by a Portfolio, involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A Portfolio uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Portfolio’s securities is considered to be disadvantageous. Cash, Government Securities or other liquid assets equal in value to a Portfolio’s obligations with respect to reverse repurchase agreements are segregated and maintained with the Trust’s custodian or designated sub-custodian.

A Portfolio entering into a repurchase agreement will bear a risk of loss in the event that the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities. The Portfolio will be, in particular, subject to the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.
A reverse repurchase agreement involves the risk that the market value of the securities retained by a Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.
Debt Instruments Generally
A debt instrument held by a Portfolio will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a Portfolio’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Portfolio holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolio’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Portfolio from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Portfolio’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.
Ratings as Investment Criteria. NRSRO ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by the Adviser as initial criteria for the selection of portfolio securities on behalf of the Portfolios, the Adviser also relies upon its own analysis to evaluate potential investments.
Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Although neither event will require the sale of the securities by a Portfolio the Adviser will consider the event in its determination of whether the Portfolio should continue to hold the securities. To the extent that a NRSRO’s ratings change as a result of a change in the NRSRO or its rating system, the Portfolios will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.
Certain Investment Grade Debt Obligations. Although obligations rated BBB by S&P or Baa by Moody’s are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.
U.S. Government Debt Securities. Some of the Portfolios may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Import-Export Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates.

Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury (access to additional funding, beyond the line of credit, would require congressional action) or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality. Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, a Portfolio only invests in U.S. Government securities when the Adviser determines that the credit risk associated with the obligation is suitable for the Portfolio.
Custody Receipts. Some of the Portfolios may also acquire U.S. Government securities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. For certain securities law purposes, custody receipts are not considered U.S. Government securities.
Lower-Rated, Lower Quality Debt Instruments. Some of the Portfolios may invest in debt instruments that are unrated or are rated lower than the four highest rating categories assigned by Moody’s or Standard & Poor’s. Furthermore, debt instruments that are rated in the four highest categories assigned by Moody’s or Standard & Poor’s (i.e., investment grade debt instruments), and especially those which are unrated or are rated lower than the four highest categories by such rating organizations may, after purchase by a Portfolio, have their ratings lowered due to the deterioration of the issuer’s financial position. The Adviser may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which the Adviser compares them.
If a security is rated investment grade by one NRSRO and below investment grade by another NRSRO, the Adviser will determine whether the security will be considered an investment grade security or a lower-rated security.
Risks of Lower-Rated, Lower Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by Standard & Poor’s) are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities and the Adviser’s success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Portfolio invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Portfolios’ net asset value. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in debt securities generally entails less risk than an investment in common stock of the same issuer.
Lower-rated securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as a part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower-rated securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from a Portfolio. If a call were exercised by the issuer during a period of declining interest rates, the Portfolio would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio.
A Portfolio may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and the Trust anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Trust to obtain accurate market quotations for purposes of valuing a Portfolio’s assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) the Trust’s Board. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.
The market for lower-rated securities has not weathered a major economic recession, and it is not known how one might affect that market. It is likely, however, that any such recession could severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.
Some of the Portfolios may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. These Portfolios may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities. The Portfolios also may acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Trust has no arrangement with any person concerning the acquisition of such securities, and the Adviser will carefully review the credit and other characteristics pertinent to such new issues.
Zero Coupon Obligations. Some of the Portfolios may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although a Portfolio will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Portfolio otherwise would not have done so. To the extent a Portfolio is required to liquidate thinly traded securities, the Portfolio may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a Portfolio to pay distributions, that Portfolio will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

Structured or Indexed Securities. Some of the Portfolios may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Portfolio’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities because a Portfolio bears the risk of the Reference. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.
Senior Loans
The Roszel/Lord Abbett Bond Debenture Portfolio may invest up to 10% of its net assets in senior loans. A senior loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the senior loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.
Senior loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of, a senior loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.
The Roszel/Lord Abbett Bond Debenture Portfolio typically purchases “Assignments” from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor.
The Roszel/Lord Abbett Bond Debenture Portfolio also may invest in “Participations.” Participations by the Portfolio in a Loan Investor’s portion of a senior loan typically will result in the Portfolio having a contractual relationship only with such Loan Investor, not with the borrower. As a result, the Portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the borrower and the Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the Participation. As a result, the Portfolio may assume the credit risk of both the borrower and the Loan Investor selling the Participation. If a Loan Investor selling a Participation becomes insolvent, the Portfolio may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Portfolio with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

The Roszel/Lord Abbett Bond Debenture Portfolio intends to acquire Participations only if the Loan Investor selling the Participation, and any other persons interpositioned between the Portfolio and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody’s or comparably rated by another NRSRO or determined by the investment adviser to be of comparable quality. Securities rated Baa by Moody’s have speculative characteristics. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody’s is regarded by Moody’s as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody’s are considered by Moody’s to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.
The Roszel/Lord Abbett Bond Debenture Portfolio also may invest in prefunded Letter of Credit (“L/C”) term loans. A prefunded L/C term loan is a facility created by the borrower in conjunction with an Agent, with the loan backed by letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.
Mortgaged-Backed and Asset-Backed Securities
Mortgage-Backed and Asset-Backed Securities Generally. Some of the Portfolios may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage related securities such as government stripped mortgage related securities, adjustable rate mortgage related securities and collateralized mortgage obligations. These are described below. Some of the Portfolios may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist. The value and related income of mortgage-backed securities and asset-backed securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of the credit quality of fixed-income securities, particularly mortgage-backed and asset-backed securities, may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolios.
Mortgage related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.
The average maturity of pass-through pools of mortgage related securities in which some of the Portfolios may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage related securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.
On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. Under the Federal Housing Finance Regulatory Reform Act of 2008 (the "Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.
FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefore.
In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.
Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. The Adviser assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the relevant Portfolio.
Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage security. The occurrence of mortgage prepayments is a function of several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. A Portfolio’s ability to maintain positions in such securities is affected by the reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed or asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a Portfolio, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity, although such other income-bearing securities may have a comparable risk of capital depreciation during periods of rising interest rates.
Because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. Revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due.

Automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.
Government Stripped Mortgage Related Securities. Some of the Portfolios may invest in government stripped mortgage related securities. These securities represent beneficial ownership interests in either period principal distributions (“principal-only”) or interest distributions (“interest-only”) on mortgage-backed certificates issued by the GNMA, FHLMC, or FNMA. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans.
Investing in government stripped mortgage related securities involves all of the risks of investing in mortgage-backed securities and U.S. Government securities generally. In addition, the yields on these instruments are extremely sensitive to the prepayment experience of the mortgage loans making up the pool underlying the certificates. If a decline in the level of prevailing current interest rates results in a rate of principal prepayments that is higher than anticipated when the certificate was created, then distributions of principal will accelerate thereby reducing the yield to maturity of interest-only securities from that certificate and increasing the yield to maturity of principal-only securities from that certificate. Sufficiently high prepayment rates could result in a Portfolio not recovering its investment in interest-only securities. Where a certificate represents only a part of the beneficial interest in a pool, the sensitivity of an interest-only security of that certificate to interest rate fluctuations, may be greater than of other interest-only securities derived from other certificates supported by the same underlying pool because of the particular character of the principal portion of the pool that the certificate represents.
Government stripped mortgage related securities are currently traded over the counter in a market maintained by several investment banking firms. No one can be certain that a Portfolio will be able to purchase or sell a government stripped mortgage related security at any time in the future. A Portfolio only purchases such securities if a secondary market exists for the securities at the time of purchase. Some of the Portfolios may treat government stripped mortgage related securities as illiquid investments.
Adjustable Rate Mortgage Related Securities. Some of the Portfolios may invest in adjustable rate mortgage related securities. Adjustable rate mortgage related securities (“ARMs”) have interest rates that reset at periodic intervals. Acquiring ARMs permits a Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which certificates are based. Such certificates generally have higher current yield and lower price fluctuation than is the case with more traditional fixed-income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio can reinvest the proceeds of such prepayments at rates higher than that at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Portfolio holding an ARM does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed-income securities and less like adjustable rate securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lags current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Collateralized Mortgage Obligations. Some of the Portfolios may invest in collateralized mortgage obligations (“CMOs”). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-backed securities.

Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over other classes with respect to the receipt of prepayments on the mortgages. Therefore, depending upon the type of CMO in which a Portfolio invests, the investment is subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.
GNMA Certificates. GNMA Certificates are securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are insured either by the Federal Housing Administration or by the Veterans Administration. Each pool of mortgage loans is assembled and, after being approved by GNMA, is sold to investors through broker-dealers in the form of certificates representing participations in the pool. GNMA guarantees the timely payment of principal and interest of each mortgage in the pool and its guarantee is backed by the full faith and credit of the U.S. Government. GNMA Certificates differ from bonds in that a borrower pays the principal over the term of the loan rather than in a lump sum at maturity. GNMA Certificates are called “pass-through” certificates because both principal and interest payments on the mortgages (including prepayments) are passed through to the holder of the certificate.
The average life of GNMA Certificates varies with the maturities of the underlying mortgages. Prepayments of any mortgages in the pool will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. The volume of such prepayments of principal in a given pool of mortgages will influence the actual yield of the GNMA Certificate.
Asset-Backed and Receivable-Backed Securities. Some of the Portfolios may invest in asset-backed and receivable-backed securities. To date, several types of asset-backed and receivable-backed securities have been offered to investors including “Certificates for Automobile Receivables” (“CARsSM”) and interests in pools of credit card receivables. CARsSM represent undivided fractional interests in a trust, the assets of which consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARsSM are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.
An investor’s return on CARsSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, a Portfolio may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the availability of deficiency judgments following these sales, because of depreciation, damage or loss of a vehicle, because of the application of federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payment if the letter of credit is exhausted. Some of the Portfolios may also invest in other types of asset-backed and receivable-backed securities.
Mortgage Dollar Rolls. Some of the Portfolios may enter into mortgage “dollar rolls” in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Adviser’s ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, some of the Portfolios propose to treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. Some of the Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.
Restricted Securities and Illiquid Investments
An Adviser along with the Administrator is responsible for determining the value and liquidity of investments held by each Portfolio. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Portfolios will not purchase or otherwise acquire any investment, if as a result, more than 15% of its net assets (taken at current value) would be invested in illiquid investments.
Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the “1933 Act”).
Some of the Portfolios may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and are determined to be liquid by the Portfolio’s Board or by the Adviser under board-approved procedures. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a Portfolio’s holdings of those securities may become illiquid. Purchases by a Portfolio of securities of foreign issuers offered and sold outside the United States in reliance upon the exemption from registration provided by Regulation S under the 1933 Act also may be liquid even though they are restricted.
“When-Issued” and Delayed-Delivery Securities
To secure prices or yields deemed advantageous at a particular time, a Portfolio may purchase securities on a when-issued or delayed-delivery basis, in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Portfolio, however, prior to the actual delivery or payment by the other party to the transaction. Some of the Portfolios may enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Portfolio may include securities purchased on a “when, as and if issued” basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash or other liquid assets in an amount equal to the amount of a Portfolio’s when-issued or delayed-delivery purchase commitments will be segregated with the Trust’s custodian, or with a designated subcustodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.
Securities purchased on a when-issued or delayed-delivery basis may expose a Portfolio to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in a Portfolio’s net asset value.

When a Portfolio engages in when-issued or delayed-delivery securities transactions, it relies on the selling party to consummate the trade. Failure of the seller to do so may result in the Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
Warrants
Some of the Portfolios are authorized to invest in warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by a Portfolio in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Portfolio’s net assets. Warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.
Smaller Capitalization Companies
Investing in securities of small- and medium-capitalization companies may involve greater risks than investing in larger, more established issuers. Such smaller capitalization companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller capitalization companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller capitalization companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.
Foreign Investments
Investments in securities of foreign issuers may offer potential benefits not available from investments solely in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United Sates and the opportunity to reduce fluctuations in fund value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.
Investing in securities of foreign issuers (including those dominated in foreign currencies) involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. For example, events may occur that affect foreign issuers or the securities they have issued, or information about the issuer or securities may become available, after the close of trading in the securities but before 4:00 p.m. Eastern Time. In these situations, quotations may not be available for a security or may not be reliable. The Adviser may value the security using procedures approved by the Trust’s board of trustees that are designed to establish its “fair” value. The fair value procedures for securities of foreign issuers will likely include consultation with an independent fair value pricing service.
Investments in securities of foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. For example, a decline in the currency exchange rate would reduce the dollar value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Portfolio receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Portfolio may have to sell fund securities to obtain sufficient cash to pay such dividends. As discussed below, such techniques also entail certain risks.

Since foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers, there may be less publicly available information about a foreign issuer than about a domestic issuer. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Portfolio may endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed and unlisted issuers than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements or portfolio transactions or loss of certificates for portfolio securities.
In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of the assets of a Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Portfolio’s investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position.
Investment in Depository Receipts. Many securities of foreign issuers are represented by depository receipts such as ADRs, EDRs and GDRs. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporate issuers. EDRs and GDRs are receipts issued by non-U.S. financial institutions evidencing arrangements similar to ADRs, but are designed for use in non-U.S. securities markets. Depository receipts are not necessarily quoted in the same currency as the underlying security. Generally, ADRs are in registered form and are designed for trading in U.S. markets while EDRs are in bearer form and are designed for trading in European securities markets. GDRs are issued in either registered or bearer form and are designed for trading on a global basis.
Some of the Portfolios may invest in ADRs, EDRs and GDRs. ADRs represent the right to receive foreign securities deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the NASD’s national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.
Depository receipts do not eliminate all the risk inherent in investing in foreign securities. To the extent that a Portfolio acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the depository receipts to issue and service such depository receipts, there may be an increased possibility that the Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depository receipts, rather than directly in the stock of foreign issuers, a Portfolio will avoid currency risks during the settlement period for either purchases or sales.

Foreign Government Securities. Some of the Portfolios may invest in debt obligations of foreign governments or their agencies or instrumentalities, including those with emerging economies or securities markets. Investing in sovereign debt obligations involves risks not present when investing in the debt obligations of foreign corporate issuers. The issuer of the debt or the government authority that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due and a Portfolio may have limited recourse in the event of such a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor’s willingness or ability to repay principal or pay interest in a timely manner may be affected by, among other factors, its cash flow circumstances, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, its policy towards principal international lenders and the political constraints to which a sovereign debtor may be subject.
Supranational Agencies. Some of the Portfolios may invest in securities issued by supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank), the European Economic Community, and the Asian Development Bank. Securities of supranational agencies are not U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government, its agencies or instrumentalities.
Investments in Emerging Markets. Some of the Portfolios may invest substantial portions of their portfolios in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located primarily in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the funds’ investments in those countries and the availability to a Portfolio of additional investments in those countries.
The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make investments in such countries illiquid and more volatile than investments in Japan or most Western European countries. As a result, a Portfolio may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of a Portfolio to invest in securities of certain issuers located in those countries.
Currency Exchange Rates. A Portfolio’s share value may change significantly when the currencies, other than the U.S. dollar, in which the Portfolio’s portfolio investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.
Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, and because a Portfolio may have currency exposure independent of their securities positions, the value of the assets of a Portfolio as measured in U.S. dollars may be affected by changes in foreign currency exchange rates.

To the extent that a Portfolio’s assets consist of investments quoted or denominated in a particular currency, the Portfolio’s exposure to adverse developments affecting the value of such currency will increase. The Roszel/Lazard International Portfolio and the Roszel/JPMorgan International Equity Portfolio often have substantial currency exposure both from investments quoted or denominated in foreign currencies and from their currency positions.
Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Portfolio’s net asset value to fluctuate. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also are affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio is more susceptible to the risk of adverse economic and political developments within those countries.
In addition to investing in securities denominated or quoted in a foreign currency, a Portfolio may engage in some or all of the foreign currency management practices described below. A Portfolio also may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. A Portfolio will incur costs in connection with conversions between various currencies.
Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades. At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.
Some of the Portfolios may enter into forward foreign currency exchange contracts in several circumstances. First, when it enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on such a security which either holds, a Portfolio may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, a Portfolio will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.
Additionally, when an Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Portfolio’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Portfolio’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Portfolio can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Portfolio’s foreign assets. Contracts to sell foreign currency could limit any potential gain that might be realized by a Portfolio if the value of the hedged currency increases.

Some of the Portfolios may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities they intend to purchase. Some of the Portfolios may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. Some of the Portfolios also may purchase and sell forward contracts to seek to increase total return when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held by the Portfolios.
Some of the Portfolios may utilize foreign forward currency exchange contracts to settle non-dollar securities transactions.
The Trust’s custodian will segregate cash or other liquid assets in an amount equal to the value of a Portfolio’s total assets committed to the consummation of forward foreign currency exchange contracts requiring the Portfolio to purchase foreign currencies or forward contracts entered into to seek to increase total return. If the value of the securities so segregated declines, additional cash or liquid assets are segregated on a daily basis so that the value of the account equals the amount of the Portfolio’s commitments with respect to such contracts. These segregated securities are marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission (“CFTC”), the CFTC may in the future assert authority to regulate these contracts. In such event, a Portfolio’s ability to utilize forward foreign currency exchange contracts may be restricted.
While some of the Portfolios will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Therefore, while a Portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Portfolio than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Portfolio’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may cause the Portfolio to sustain losses which will prevent the Portfolio from achieving a complete hedge or expose the Portfolio to risk of foreign exchange loss. Likewise, to the extent that a Portfolio enters into forward foreign currency exchange contracts to seek to increase total return, the risk of losses on such contracts due to unanticipated changes in currency prices is greater than it is when such contracts are used to reduce currency exchange rate risk.
As with other kinds of option transactions, however, the writing of an option contract on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Portfolio’s position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. In addition, some Portfolios may purchase call or put options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not being held in the Portfolio. When purchased or sold to increase total return, options on currencies are considered speculative.
Interest Rate Swaps and Currency Swaps. Some of the Portfolios may enter into currency swaps for both hedging purposes and to seek to increase total return. Some of the Portfolios may enter into interest rate swaps for these purposes. A Portfolio typically uses interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.

Currency swaps involve the exchange by a Portfolio with another party of their respective rights to make or receive payments in specified currencies. Since currency swaps and interest rate swaps are individually negotiated, a Portfolio expects to achieve an acceptable degree of correlation between its fund investments and its swap positions entered into for hedging purposes.
Some of the Portfolios only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.
The use of interest rate and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if swaps were not used. Inasmuch as swaps are entered into for good faith hedging purposes (or are offset by a segregated account as described below), the Trust and the Adviser believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio’s borrowing restrictions. The net amount of the excess, if any, of a Portfolio’s obligations over its entitlement with respect to each currency swap will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Trust’s custodian. An amount of cash or liquid assets having an aggregate net asset value at least equal to the entire amount of payment stream payable by a Portfolio pursuant to an interest rate swap will be segregated with the Trust’s custodian. A Portfolio may not enter into any interest rate or currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreement, related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the SEC staff takes the position that currency swaps are illiquid investment subject to a Portfolio’s limitation on such investments.
Lending Portfolio Securities
Some of the Portfolios are authorized to lend their portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. A Portfolio’s loans of securities are collateralized by cash, letters of credit or Government Securities. Cash or instruments collateralizing a Portfolio’s loans of securities are segregated and maintained at all times with the Trust’s custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities, a Portfolio is be subject to risks, which, like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially.
When a Portfolio loans its portfolio securities, it adheres to the following conditions: (1) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custody fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the right to vote the securities. From time to time, a Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and is acting as a “finder.”

Securities of Other Investment Companies
Some of the Portfolios may invest in investment companies that invest principally in securities in which a Portfolio is authorized to invest. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses.
In general, under the 1940 Act, a mutual fund may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. However, on February 26, 2008, the SEC granted the Trust an exemptive order permitting each Portfolio of the Trust to invest in other investment companies in excess of these limits, to the extent such investment is consistent with the Portfolio’s principal investment strategies.
Purchasing Put and Call Options on Securities
Some of the Portfolios may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A Portfolio may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Portfolio will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Portfolio may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by a Portfolio in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Portfolio may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by a Portfolio in closing sale transactions, which are sales by the Portfolio, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the total assets of a Portfolio. In addition, the premiums paid by a Portfolio in purchasing options on securities, options on securities indices, options on foreign currencies and options on futures contracts will not exceed 20% of the Portfolio’s total assets.
Covered Option Writing
Some of the Portfolios may write covered put and call options on securities. A Portfolio will realize fees (referred to as “premiums”) for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.
A Portfolio with option-writing authority will write only options that are covered. A call option written by a Portfolio will be deemed covered (1) if the Portfolio owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio, (2) if the Portfolio holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (3) in the case of a call option on a stock index, if the Portfolio owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (4) if at the time the call is written, an amount of cash, Government Securities or other liquid assets equal to the fluctuating market value of the optioned securities, is segregated with the Trust’s custodian or with a designated sub-custodian.

A put option will be deemed covered (1) if, at the time the put is written, an amount of cash, Government Securities or other liquid assets having a value at least equal to the exercise price of the underlying securities is segregated with the Trust’s custodian or with a designated sub-custodian, or (2) if the Portfolio continues to own an equivalent number of puts of the same “series” (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Portfolio), or an equivalent number of puts of the same “class” (that is, puts on the same underlying securities) with exercise prices greater than those that it has written (or if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the Trust’s custodian or with a designated sub-custodian).
The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.
Options written by a Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.
So long as the obligation of a Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. A Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.
A Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration). To effect a closing purchase transaction, a Portfolio would purchase, prior to the holder’s exercise of an option that the Portfolio has written, an option of the same series as that on which the Portfolio desires to terminate its obligation. The obligation of a Portfolio under an option that it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as the result of the transaction. An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Adviser expects that the Portfolios will write options, other than those on Government Securities, only on national securities exchanges. Options on Government Securities may be written by the Portfolios in the over-the-counter market.

A Portfolio may realize a profit or loss upon entering into closing transactions. When a Portfolio has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Portfolio will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When a Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs.
Option writing for a Portfolio may be limited by position and exercise limits established by U.S. securities exchanges and the National Association of Securities Dealers, Inc. and by requirements of the Code for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, a Portfolio may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio’s position being offset by a loss on the hedge position.
A Portfolio will engage in hedging transactions only when deemed advisable by the Adviser. Successful use by a Portfolio of options will depend on the Adviser’s ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Portfolio’s performance.
Securities Index Options
In seeking to hedge all or a portion of its investments, a Portfolio may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Portfolio’s portfolio. A Portfolio with such option writing authority may write only covered options. Some of the Portfolios may also use securities index options as a means of participating in a securities market without making direct purchases of securities.
A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indexes are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder’s right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Portfolio may purchase and write put and call options on securities indexes or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the CFTC, as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.
The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (1) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (2) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Portfolio realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Portfolio of options on securities indices is subject to the Adviser’s ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.
Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Portfolio to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a Portfolio will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the Adviser desires that a Portfolio engage in such a transaction.
Over-the-Counter (“OTC”) Options
Some of the Portfolios may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.
Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although some of the Portfolios may seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with a Portfolio, there can be no assurance that a Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Portfolio. Until a Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Portfolio’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Portfolio may be unable to liquidate a dealer option.

Futures and Related Options
Some of the Portfolios may enter into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade approved by the Commodity Futures Trading Commission or in the over-the-counter market. If entered into, these transactions will be made solely for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to gain market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Portfolio involved.
An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indices that reflect the market value of common stock of the companies included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.
A Portfolio may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired options exceed 5% of the fair market value of the Portfolio’s total assets, after taking into account unrealized losses or profits on futures contracts or options on futures contracts into which it has entered. The current view of the staff of the SEC is that a Portfolio’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid assets and segregated with the Trust’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities.
No consideration is paid or received by a Portfolio upon trading a futures contract. Upon entering into a futures contract, cash, short-term Government Securities or other U.S. dollar-denominated, high-grade, short-term money market instruments equal to approximately 1% to 10% of the contract amount will be segregated with the Trust’s custodian or a designated sub-custodian. This amount, which is subject to change by the exchange on which the contract is traded, is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Portfolio upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, a Portfolio may elect to close a position by taking an opposite position, which will operate to terminate the Portfolio’s existing position in the contract.
Although the Trust expects that some of the Portfolios may enter into futures contracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

In such a case, and in the event of adverse price movements, a Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.
If a Portfolio has hedged against the possibility of an increase in interest rates and rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio had insufficient cash, it may have to sell securities to meet daily variation margins requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.
An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the net asset value of the Portfolio holding the options.
The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered, and no assurance can be given that an active market will exist for a particular contract or option at any particular time. Losses incurred in hedging transactions and the costs of these transactions will affect a Portfolio’s performance.
Options on Foreign Currencies
Some of the Portfolios may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by the Portfolio. A Portfolio with such option writing authority may write only covered options. Options on foreign currencies to be written or purchased by a Portfolio are traded on U.S. or foreign exchanges or in the over-the-counter market.
Certain transactions involving options on foreign currencies are undertaken on contract markets that are not regulated by the CFTC. Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to those transactions. In addition, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.
The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the Clearing Corporation, which has established banking relationships in applicable foreign countries for this purpose.

As a result, the Clearing Corporation may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency options exercises, or would result in undue burdens on the Clearing Corporation or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.
Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; a Portfolio could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to a Portfolio’s position, the Portfolio could forfeit the entire amount of the premium plus related transaction costs.
Options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions could also be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.
Swap Transactions, Options on Swap Transactions, and Interest Rate Caps, Floors and Collars
General. In the future, certain Portfolios may enter into swap transactions for hedging purposes or to seek to increase total return. At the current time, the Roszel/Lord Abbett Bond Debenture Portfolio may enter into credit default swaps for hedging purposes or to seek to increase total return. Also, in the future, for hedging purposes or to seek to increase total return, certain Portfolios may purchase or sell options on swap transactions and enter into transactions known as interest rate caps, floors and collars.
Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to receive interest, such as an exchange of fixed-interest payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security (usually a debt security). Credit swaps give one party (the buyer of the credit swap) the right to dispose of or acquire an asset (usually a debt security) or group of assets (usually a group of debt securities), or the right to receive payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specific currencies. Total return swaps give one party the right to receive the appreciation in the value of a specific security, securities index or other instrument in return for a fee paid by the other party (usually a specific rate of interest). If the underlying asset in a total return swap declines in value over the term of the swap, the first party may also be required to pay the dollar value of that decline to the other party.
Portfolios that may enter into swap transactions also may purchase or sell options contracts on swaps, commonly referred to as “swaptions”. A swaption is an option to enter into a swap agreement. As with other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into a swap transaction on agreed-upon terms. If the purchaser exercises the swaption, the seller of a swaption, in exchange for the premium, becomes obligated to enter into the swap transaction on the agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling the cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors, and collars, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, currency exchange rates, or in its evaluation of the creditworthiness of swap counter-parties and the issuers of underlying assets, the investment performance of a Portfolio would be less favorable than it would have been if these investment techniques were not used.
Credit Default Swap Transactions. The Roszel/Lord Abbett Bond Debenture Portfolio may enter into credit default swap transactions for hedging purposes to seek to increase total return. When the Portfolio is a buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified debt security or group of debt securities. If a default occurs, the seller of a credit default swap may be required to pay the Portfolio the “notional value” of the credit default swap on the specified debt security or group of debt securities. On the other hand, when the Portfolio is the seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Portfolio may have in connection with its other portfolio investments, it is subject to the credit exposure of the notional amount of the swap since, in the event of a credit default, the Portfolio would be required to pay the “notional value” of the swap to the buyer. The “notional value” of a credit default swap on the specified debt security or group of debt securities is an amount equal to the decrease in value of a single unit of the debt security or group of debt securities times the number of units used to determine the notional (or principal) amount of the security or group of securities in the swap agreement.
In a credit default swap transaction, both the Roszel/Lord Abbett Bond Debenture Portfolio and its counter-party are exposed to the risk of default by the other. In addition, the terms of most credit default swap transactions require little or no initial investment by the seller in relation to the notional amount of the swap and the corresponding risk. Therefore, small changes in the market value of the reference security or group of securities may produce disproportionate and substantial losses for the seller.
Short Sales Against the Box
Some of the Portfolios may sell securities “short against the box.” Whereas a short sale is the sale of a security a Portfolio does not own, a short sale is “against the box” if at all times during which the short positions are open, the Portfolio owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.
WEBs and Other Index-related Securities
Some of the Portfolios may invest in shares in a particular series issued by Foreign Portfolio, Inc., an investment company whose shares also are known as “World Equity Benchmark Shares” or “WEBS.” WEBS have been listed for trading on the American Stock Exchange, Inc. Some of the Portfolios also may invest in shares in a particular series issued by Country Baskets Index Portfolio, Inc., or another fund the shares of which are the substantial equivalent of WEBS. Some of the Portfolios may invest in Standard & Poor’s Depositary Receipts, of “SPDRs.” SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A Portfolio investing in a SPDR would be entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses.

TRUST MANAGEMENT
Trustees and Officers
The Board is responsible for overseeing the Trust’s affairs including deciding matters of general policy and reviewing certain actions of Roszel Advisors, other Advisers, the custodian, Administrator, and other service providers.
The following table contains certain information about the Trust’s trustees and officers, including positions held with the Trust, term of office and length of time served, and principal occupations in the last five years. The table also includes the number of portfolios in the Trust complex overseen by each trustee and certain directorships held by each of them. The first table includes information about the Trust’s interested trustees and officers and the second table includes information about trustees who are not “interested persons” of the Trust, within the meaning of the 1940 Act (“independent trustees”).
Unless otherwise noted, the address of each trustee and officer is 1700 Merrill Lynch Drive, Pennington, NJ 08534.
Independent Trustees

				Number of
				Portfolios in
	Position(s)	Term of Office	Principal Occupation(s)	Trust Complex
Name, Address and	Held with	and Length of	During	Overseen by	Other Directorships
(Age)	the Trust	Time Served	Past 5 years	Trustee	Held by Trustee
Robert M. Bordeman (52)	Trustee	Indefinite term since June 5, 2002	1995 — Present, Chief Executive Officer, Safeway Insurance Group	23	None

Lisa Wilhelm Haag (50)	Trustee	Indefinite term since September 7, 2005	February 2008 — Present, Director — Fixed Income & Currency, Trust Investment, The Boeing Company 2001 — December 2007, Vice President, Trustmark Insurance	23	None

Kevin J. Tierney (57)	Trustee Chairperson of the Board	Indefinite term since June 5, 2002 Indefinite term since March 2006	1999 — Present, Kevin J. Tierney, Attorney at Law	23	None

Officers

Number of
Portfolios in
	Position(s)	Term of Office	Principal Occupation(s)	Trust Complex
Name, Address and	Held with	and Length of	During	Overseen by	Other Directorships
(Age)	the Trust	Time Served	Past 5 years	Trustee	Held by Trustee
Deborah J. Adler (47)	President Senior Vice President Trustee	Indefinite term since March 2006 September 7, 2005 to March 2006 May 2003 to September 2005	January 6, 2006 to Present, President and Chief Executive Officer, Merrill Lynch Insurance Group, Inc.

February 2005 — January 6, 2006, First Vice President, Chief Actuary and Director of Product Development, Actuarial & Funds Management, Merrill Lynch Insurance Group, Inc.

			April 2003 — January 2005, Senior Vice President, Chief Actuary and Director of Product Development, Actuarial & Funds Management, Merrill Lynch Insurance Group, Inc.	N/A	N/A

Number of
Portfolios in
	Position(s)	Term of Office	Principal Occupation(s)	Trust Complex
Name, Address and	Held with	and Length of	During	Overseen by	Other Directorships
(Age)	the Trust	Time Served	Past 5 years	Trustee	Held by Trustee
J. David Meglen (45)	Vice-President	Indefinite term since June 5, 2002	April 2002 — Present, Vice President and Chief Operating Officer, Roszel Advisors, LLC	N/A	N/A

Ann Strootman (46)	Treasurer and Chief Financial Officer	Indefinite term since July 2006	September 2005 — Present, Vice President, Reporting, Planning & Analysis, Merrill Lynch Insurance Group, Inc.

April 2004 — September 2005, Consultant, Self-Employed

			1991 — 2004, Vice President and Controller, Penn Mutual Life Insurance Company	N/A	N/A

Michelle H. Rhee (42)	Chief Legal Officer and Secretary	Indefinite term since March 23, 2009	March 2004 — Present, Associate General Counsel, Bank of America	N/A	N/A

Robert M. Zakem (51)	Chief Compliance Officer	Indefinite term since March 23, 2009	2009 — Present, Managing Director, Risk and Compliance, Bank of America Corporation

2006 — 2009 — Managing Director, Business Risk Management, Merrill Lynch & Co., Inc.

2004 — 2006 Executive Director, Investment Solutions, UBS Financial Services, Inc.

			1992 — 2004 Senior Vice President and General Counsel, AIG SunAmerica Asset Management Corp.	N/A	N/A

The independent trustees are members of the Trust’s Audit Committee. The Audit Committee acts as a liaison between the Trust’s independent registered public accounting firm and the full board of trustees. It oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers. It also oversees the independent audit of the Trust’s financial statements and the quality and objectivity of those financial statements. The Audit Committee meets quarterly and as the Committee determines is necessary or appropriate. During the fiscal year ended December 31, 2008, the Audit Committee held four meetings.
The independent trustees are members of the Trust’s Nominating and Governance Committee. The Nominating and Governance Committee nominates candidates for independent trustee membership on the Board and is also responsible for the corporate governance matters bearing on the Trust’s operations. Generally, the Nominating and Governance Committee does not consider nominees recommended by shareholders or contract owners. The Nominating and Governance Committee evaluates candidates’ qualifications for Board membership and their independence from Roszel Advisors and its affiliates and Sub-Advisers and other principal service providers. The Nominating and Governance Committee also considers candidates’ relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial or family relationships with Roszel Advisors and its affiliates and Sub-Advisers or the other principal service providers) and periodically reviews the continued independence of the current independent trustees. The Nominating and Governance Committee periodically reviews independent trustee compensation and recommends any appropriate changes to the full Board. The Nominating and Governance Committee meets quarterly and holds special meetings as it determines necessary or appropriate. During the fiscal year ended December 31, 2008, the Nominating and Governance Committee held four meetings.
Trustees’ Equity Ownership
The following chart contains information relating to equity securities in the Trust and in the Trust’s “family of investment companies” beneficially owned by the trustees as of December 31, 2008. The Trust’s family of investment companies includes other registered investment companies that: (1) share the same investment adviser or principal underwriter as the Trust; and (2) hold themselves out to investors as related companies for purposes of investment and investor services.

Aggregate Dollar Range of Equity
Securities in All Registered
	Dollar Range of Equity	Investment Companies Overseen by
	Securities in Portfolio(s) of	the Trustee in Family of Investment
Name of Trustee	the Trust	Companies
Robert M. Bordeman	None	None

Lisa W. Haag	None	None

Kevin J. Tierney	None	None

Trust Compensation
The following table shows aggregate compensation paid to each trustee from the Trust and the Trust complex for the fiscal year ended December 31, 2008. The Trust’s officers receive no compensation from the Trust.
Compensation Table

	Aggregate	Pension or Retirement		Total Compensation From
	Compensation	Benefits Accrued As Part of	Estimated Annual Benefits	Trust and Trust Complex
Name of Person, Position	From the Trust	Trust Expenses	Upon Retirement	Paid to Trustees
Robert M. Bordeman (1)(2) Trustee	$31,000	—	—	$31,000

Lisa W. Haag (1)(2) Trustee	$31,000	—	—	$31,000

Kevin J. Tierney (1) (2) Trustee and Chairperson of the Board	$31,000	—	—	$31,000
The Trust currently pays each independent Trustee the following compensation: an annual retainer of $11,000; a $3,000 fee for each regular Board meeting attended in person or by phone (regular Board meetings include the quarterly Board meetings and the 15(c) review meeting); a $1,500 fee for each special Board meeting attended in person or by phone. There will be no additional fee for Committee meetings. The Trust also reimburses each Independent Trustee for reasonable travel and other expenses for Trust business and continuing education.

1	Member of the Audit Committee. Ms. Haag is the Chairperson of the Audit Committee.

2	Member of the Nominating and Governance Committee. Mr. Bordeman is the Chairperson of the Nominating and Governance Committee.
Proxy Voting Policies and Procedures
The Board has delegated the responsibility for voting proxies to each Sub-Adviser with respect to the Portfolio it advises. The proxy voting policies and procedures of each Sub-Adviser are summarized in Appendix 2. The chart attempts to address those issues on which a majority of the Sub-Advisers have a position. The short narratives provide background information on the Sub-Advisers’ policies and provide a specific focus on the manner in which conflicts of interest are addressed. The bullet points address issues that were not included in the chart. The summaries in the chart, narratives, and bullet points attempt to address a majority of the issues on which each Sub-Adviser has a policy, but do not include each and every policy of the Sub-Advisers. In addition, the Sub-Advisers vote many of the proxies on a case-by-case basis. When a case-by-case basis is used, many of the Sub-Advisers have, as part of their policies, factors that are specifically considered. These factors have not been included in the chart, narratives, or bullet points attached as Appendix 2. All of the guidelines included in the chart and summaries are generalities. Each Sub-Adviser referenced generally votes in the manner indicated. However, as all Sub-Advisers are required to vote in the best interest of their clients, a Sub-Adviser may deviate from its stated policies if it believes that such deviation is in the client’s best interest.
As required by applicable rules, the Trust will keep a record of all proxies voted. If a contract owner whose contract assets are invested in one of the Portfolios wishes to obtain information regarding how proxies received by a particular Portfolio were voted during the most recent 12-month period ending on June 30 of each year, please call the Trust during business hours. A contract owner may also view this information on the SEC’s website at www.sec.gov under the name of the Trust. For a more detailed discussion of the proxy voting policies and procedures of each of the Sub-Advisers, please see Appendix 2 to this SAI.

CONTROL PERSONS
Any person owning more than 25% of each Portfolio’s shares may be considered a “controlling person” of that Portfolio, within the meaning of the 1940 Act. As of the date of this SAI, certain separate accounts supporting variable contracts issued by MLLIC are the only controlling shareholders of the Portfolios because each holds in excess of 25% of a Portfolio’s outstanding shares. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Portfolio shareholders. However, MLLIC and MLLICNY each generally votes the relevant shares in accordance with the timely instructions received from owners of variable contracts having contract values allocated to the relevant separate accounts. As of April 1, 2009, the Trust’s officers and trustees, as a group, beneficially owned as contract owners less than a 1% interest in any Portfolio.
As of April 1, 2009, the following contract owners owned contracts that individually or in the aggregate had a total interest in the Portfolio of 5% or more:

		Percent of
		Outstanding
Portfolio	Name of Contract Owner	Shares
Roszel/AllianceBernstein Large Cap Core Portfolio	Nancy Harris Beverly Hills, CA 90210-1410	16%
Roszel/AllianceBernstein Large Cap Core Portfolio	SW Maley Boulder, CO 80306-1172	9%
Roszel/AllianceBernstein Large Cap Core Portfolio	Jimmy Woodman Abilene, TX 79602	7%
Roszel/AllianceBernstein Large Cap Core Portfolio	Lavon W. Baker Austin, TX 78759-8233	7%

Roszel/Allianz NFJ Mid Cap Value Portfolio	William Sackrider Oro Valley, AZ 85755—5922	12%
Roszel/Allianz NFJ Mid Cap Value Portfolio	Rosalie Andris Bloomington, IL 61704-8533	8%
Roszel/Allianz NFJ Mid Cap Value Portfolio	Edward Weaver Edgewater, FL 32141-4305	5%
Roszel/Allianz NFJ Mid Cap Value Portfolio	Vivian Scheidt Green Valley, AZ 85614-8032	5%

Roszel/BlackRock Equity Dividend Portfolio	Bernard Sylvan Ramat Hasharon Israel 47133	8%

		Percent of
		Outstanding
Portfolio	Name of Contract Owner	Shares
Roszel/BlackRock Fixed Income Portfolio II	W. Neil Padgett Owensboro, KY 42301-3506	22%
Roszel/BlackRock Fixed Income Portfolio II	Donn Bearden Santa Rosa, CA 95409-6491	10%
Roszel/BlackRock Fixed Income Portfolio II	Anne Padgett Owensboro, KY 42301-3506	6%

Roszel/Cadence Mid Cap Growth Portfolio	Edward W. Weaver Edgewater, FL 32141-4305	7%
Roszel/Cadence Mid Cap Growth Portfolio	John Mathai York, PA 17403-4499	7%
Roszel/Cadence Mid Cap Growth Portfolio	Nancy Harris Beverly Hills, CA 90210-1410	6%
Roszel/Cadence Mid Cap Growth Portfolio	Charles C. Powell Belton, TX 76513	5%

Roszel/Davis Large Cap Value Portfolio	Donald Anderson Charlotte, NC 28270-0675	14%
Roszel/Davis Large Cap Value Portfolio	Edward Weaver Edgewater, FL 32141-4305	8%
Roszel/Davis Large Cap Value Portfolio	Stan A. Rabineau Concord, NC 28027-3907	7%
Roszel/Davis Large Cap Value Portfolio	Margaret M. Smith Jackson, MS 39211-4845	7%
Roszel/Davis Large Cap Value Portfolio	John Mathai York, PA 17403-4483	7%

Roszel/Delaware Small-Mid Cap Growth Portfolio	John Faircloth Carrollton, VA 23314-2240	5%
Roszel/Delaware Small-Mid Cap Growth Portfolio	Nancy Harris Beverly Hills, CA 90210-1410	5%

		Percent of
		Outstanding
Portfolio	Name of Contract Owner	Shares
Roszel/Fayez Sarofim Large Cap Core Portfolio	William Sackrider Oro Valley, AZ 85755--5922	9%
Roszel/Fayez Sarofim Large Cap Core Portfolio	Marylyn Wiliams Charlotte, NC 28203-4845	8%
Roszel/Fayez Sarofim Large Cap Core Portfolio	David Jon Morris Ooltewah, TN 37363-6511	5%

Roszel/JPMorgan International Equity Portfolio	Paul McFarren Saddle River, NJ 07458	5%

Roszel/Lazard International Portfolio	Bernard Sylvan Ramat Hasharon Israel 47133	6%

Roszel/Lord Abbett Bond Debenture Portfolio	Juan A. Rodriguez Boulder, CO 80303-4340	6%

Roszel/ NWQ Small Cap Value Portfolio	Bernard Sylvan Ramat Hasharon Israel 47133	8%
Roszel/NWQ Small Cap Value Portfolio	Kenneth Baum Fort Worth, TX 76109	6%

Roszel/ Santa Barbara Conservative Growth Portfolio	Bernard Sylvan Ramat Hasharon Israel 47133	6%
Roszel/Santa Barbara Conservative Growth Portfolio	J. Donald Anderson Charlotte, NC 28270-0675	5%
INVESTMENT ADVISORY AND OTHER SERVICES
General Information
Pursuant to Management Agreements with the Trust, Roszel Advisors is the investment manager of the Trust and each of the Portfolios. As the investment manager, subject at all times to the supervision and approval of the Board, Roszel Advisors is responsible for the overall management of the Trust and for retaining Sub-Advisers to manage the assets of each Portfolio according to its investment objective, strategies, and restrictions. As part of those responsibilities and duties, Roszel Advisors or a Sub-Adviser determines what investments should be purchased and sold, and places orders for all such purchases and sales, on behalf of the Portfolios.
Roszel Advisors is a registered investment adviser and a wholly owned subsidiary of the Merrill Lynch Insurance Group, Inc. Its principal business address is 1700 Merrill Lynch Drive, Pennington, NJ 08534. Roszel Advisors is an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. which is an indirect, wholly-owned subsidiary of Bank of America Corporation (“Bank of America”).

Each Sub-Adviser is responsible for managing the investment operations and the composition of the Portfolio which it advises, including the purchase, retention and disposition of the investments, securities and cash contained in the Portfolio, in accordance with the Portfolio’s investment objective and strategies as stated in the Trust’s Prospectuses and SAI, as from time to time in effect. In connection with these responsibilities and duties, each Sub-Adviser is responsible for providing investment research and supervision of each Portfolio’s investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio’s assets. Each Sub-Adviser also is responsible for furnishing Roszel Advisors or the Trust with statistical information in respect of the investments that its Portfolio may hold or contemplates purchasing, as Roszel Advisors or the Trust may reasonably request. Each Sub-Adviser, on its own initiative apprises the Trust of important developments materially affecting its Portfolio and furnishes the Trust from time to time such information as it may believe appropriate for this purpose. Each Sub-Adviser also has responsibility for implementing all purchases and sales of investments for the Portfolio it advises in a manner consistent with its policies.
Expenses
Generally, the Portfolios directly assume their expenses and a pro-rata portion of the expenses borne by the Trust, including the fees payable to Roszel Advisors, which are accrued daily. Expenses that the Portfolios bear directly include redemption expenses, any portfolio transaction expenses that do not reduce the cost basis of a security, shareholding servicing costs, expenses of registering the Trust’s shares under federal securities laws, interest, certain taxes, charges of the Custodian, Administrator and Transfer Agent and other expenses attributable to a particular Portfolio. Trust expenses that are allocated to a Portfolio on the basis of relative size of the respective Portfolios include trustees fees, legal expenses, state franchise taxes, costs of auditing services, costs of printing and mailing proxy materials, SEC fees, accounting costs (including the daily calculation of net asset value), and other expenses that the Board determines to be properly allocable on the basis of size of the respective Portfolios. Depending upon the nature of a shareholder meeting or a lawsuit or certain other expenses, these costs may be directly applicable to one of more of the Portfolios or allocated on the basis of the size of the respective Portfolios.
Management Fees
The table below shows the annual management fee rate and total dollar amount of advisory fees before management fee waivers and expense reimbursements payable to Roszel Advisors by each Portfolio for the years ended December 31, 2006, December 31, 2007 and December 31, 2008.

	Annual Rate (as % of average daily	Year Ended	Year Ended	Year Ended
Portfolio	net assets)	12/31/06	12/31/07	12/31/08
Roszel/Lord Abbett Large Cap Value Portfolio	0.80%	$71,272	$65,546	$41,483
Roszel/Davis Large Cap Value Portfolio	0.80%	$22,758	$19,484	$13,920
Roszel/BlackRock Equity Dividend Portfolio	0.80%	$98,357	$83,605	$42,115
Roszel/Lord Abbett Affiliated Portfolio	0.80%	$339,179	$498,829	$415,299
Roszel/Fayez Sarofim Large Cap Core Portfolio	0.80%	$10,588	$12,001	$10,799
Roszel/AllianceBernstein Large Cap Core Portfolio	0.80%	$13,498	$9,487	$5,577
Roszel/Santa Barbara Conservative Growth Portfolio(1)	0.80%	$59,644	$57,451	$36,147
Roszel/Marsico Large Cap Growth Portfolio	0.80%	$36,394	$367,434	$552,257
Roszel/Allianz CCM Capital Appreciation Portfolio	0.80%	$1,367,298	$1,309,415	$1,051,150
Roszel/Allianz NFJ Mid Cap Value Portfolio	0.80%	$21,861	$19,093	$12,279
Roszel/Lord Abbett Mid Cap Value Portfolio	0.85%	$1,344,384	$1,296,783	$573,063
Roszel/Cadence Mid Cap Growth Portfolio	0.80%	$19,088	$18,064	$10,744
Roszel/Seligman Mid Cap Growth Portfolio	0.85%	$476,818	$442,093	$215,836
Roszel/NWQ Small Cap Value Portfolio	0.85%	$50,909	$37,933	$20,233
Roszel/Allianz NFJ Small Cap Value Portfolio	0.85%	$980,440	$898,740	$560,065
Roszel/ Delaware Small-Mid Cap Growth Portfolio	0.85%	$26,391	$20,999	$11,039
Roszel/JPMorgan Small Cap Growth Portfolio	0.95%	$771,729	$708,960	$347,045
Roszel/Delaware Trend Portfolio	0.85%	$344,328	$301,223	$219,631
Roszel/Lazard International Portfolio	0.85%	$45,409	$42,028	$27,462
Roszel/JPMorgan International Equity Portfolio	0.85%	$31,905	$29,719	$22,128
Roszel/BlackRock Fixed-Income Portfolio	0.65%	$74,739	$63,673	$53,215
Roszel/BlackRock Fixed Income Portfolio II(2)	0.65%	$53,289	$46,669	$47,319
Roszel/Lord Abbett Bond Debenture Portfolio	0.80%	$101,517	$107,006	$90,718

1.	Effective March 16, 2009, the name changed from the Roszel/RittenhouseLarge Cap Growth Portfolio to the Roszel/Santa Barbara Conservative Growth Portfolio.

2.	Effective May 1, 2009, the name changed from the Roszel/Lord Abbett Government Securities Portfolio to the Roszel/BlackRock Fixed Income Portfolio II.

The Trust and Roszel Advisors have entered into an expense limitation agreement whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, dividends payable on securities sold short and other expenses related to short sales and extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) exceed the following annual limits as a percentage of average daily net assets. Pursuant to the expense limitation agreement, Roszel Advisors retains the right to be repaid amounts reimbursed during prior fiscal periods provided the Portfolios attain sufficient assets and such payment is approved by the Board. The expense limitation is effected by waivers by Roszel Advisors of its advisory fees and reimbursements of expenses exceeding the advisory fee for the fiscal years ended December 31, 2006, December 31, 2007 and December 31, 2008. Each Portfolio’s total expenses as a percentage of daily net assets before expense limitation, the expense limitation levels as a percentage of daily net assets, and total dollar amount of advisory fee waivers and expense reimbursements are set forth in the tables below.

	Total	Expense
	Expenses For	Limit	Total Waivers/
	the Year	For the Year	Reimbursements
	Ended	Ended	For the Year
Portfolio	12/31/08	12/31/08	Ended 12/31/08
Roszel/Lord Abbett Large Cap Value Portfolio	2.09%	1.10%	$51,246
Roszel/Davis Large Cap Value Portfolio	3.83%	1.10%	$47,475
Roszel/BlackRock Equity Dividend Portfolio	2.28%	1.10%	$62,141
Roszel/Lord Abbett Affiliated Portfolio	1.23%	1.10%	$68,926
Roszel/Fayez Sarofim Large Cap Core Portfolio	4.33%	1.10%	$43,556
Roszel/AllianceBernstein Large Cap Core Portfolio	7.86%	1.10%	$47,049
Roszel/Santa Barbara Conservative Growth Portfolio	2.34%	1.10%	$55,915
Roszel/Marsico Large Cap Growth Portfolio	1.22%	1.10%	$79,418
Roszel/Allianz CCM Capital Appreciation Portfolio	1.15%	1.10%	$59,619
Roszel/Allianz NFJ Mid Cap Value Portfolio	4.21%	1.10%	$47,592
Roszel/Lord Abbett Mid Cap Value Portfolio	1.26%	1.15%	$72,442
Roszel/Cadence Mid Cap Growth Portfolio	5.02%	1.10%	$52,520
Roszel/Seligman Mid Cap Growth Portfolio	1.41%	1.15%	$66,308
Roszel/NWQ Small Cap Value Portfolio	3.38%	1.15%	$52,845
Roszel/Allianz NFJ Small Cap Value Portfolio	1.22%	1.15%	$44,968
Roszel/Delaware Small-Mid Cap Growth Portfolio	4.82%	1.15%	$47,505
Roszel/JPMorgan Small Cap Growth Portfolio	1.44%	1.25%	$69,836
Roszel/Delaware Trend Portfolio	1.45%	1.15%	$76,951
Roszel/Lazard International Portfolio	2.70%	1.15%	$49,865
Roszel/JPMorgan International Equity Portfolio	4.20%	1.15%	$79,098
Roszel/BlackRock Fixed-Income Portfolio	1.62%	0.95%	$54,612
Roszel/BlackRock Fixed Income Portfolio II	1.70%	0.95%	$54,884
Roszel/Lord Abbett Bond Debenture Portfolio	1.71%	1.10%	$69,114

	Total	Expense
	Expenses For	Limit	Total Waivers/
	the Year	For the Year	Reimbursements
	Ended	Ended	For the Year
Portfolio	12/31/07	12/31/07	Ended 12/31/07
Roszel/Lord Abbett Large Cap Value Portfolio	1.65%	1.10%	$45,195
Roszel/Davis Large Cap Value Portfolio	2.97%	1.10%	$45,451
Roszel/BlackRock Equity Dividend Portfolio	1.61%	1.10%	$53,096
Roszel/Lord Abbett Affiliated Portfolio	1.19%	1.10%	$53,581
Roszel/Fayez Sarofim Large Cap Core Portfolio	3.76%	1.10%	$39,939
Roszel/AllianceBernstein Large Cap Core Portfolio	4.75%	1.10%	$43,312
Roszel/Santa Barbara Conservative Growth Portfolio	1.67%	1.10%	$40,558
Roszel/Marsico Large Cap Growth Portfolio	1.15%	1.10%	$24,939
Roszel/Allianz CCM Capital Appreciation Portfolio	1.09%	1.10%	$0
Roszel/Allianz NFJ Mid Cap Value Portfolio	3.21%	1.10%	$50,460
Roszel/Lord Abbett Mid Cap Value Portfolio	1.15%	1.15%	$0
Roszel/Cadence Mid Cap Growth Portfolio	3.55%	1.10%	$55,246
Roszel/Seligman Mid Cap Growth Portfolio	1.22%	1.15%	$36,525
Roszel/NWQ Small Cap Value Portfolio	2.14%	1.15%	$44,317
Roszel/Allianz NFJ Small Cap Value Portfolio	1.16%	1.15%	$6,382
Roszel/Delaware Small-Mid Cap Growth Portfolio	2.90%	1.15%	$43,273
Roszel/JPMorgan Small Cap Growth Portfolio	1.29%	1.25%	$29,433
Roszel/Delaware Trend Portfolio	1.29%	1.15%	$50,283
Roszel/Lazard International Portfolio	2.07%	1.15%	$45,347
Roszel/JPMorgan International Equity Portfolio	3.65%	1.15%	$87,469
Roszel/BlackRock Fixed-Income Portfolio	1.50%	0.95%	$53,692
Roszel/BlackRock Fixed Income Portfolio II	1.53%	0.95%	$41,852
Roszel/Lord Abbett Bond Debenture Portfolio	1.71%	1.10%	$82,150

	Total	Expense
	Expenses For	Limit	Total Waivers/
	the Year	For the Year	Reimbursements
	Ended	Ended	For the Year
Portfolio	12/31/06	12/31/06	Ended 12/31/06
Roszel/Lord Abbett Large Cap Value Portfolio	1.58%	1.10%	$42,946
Roszel/Davis Large Cap Value Portfolio	2.74%	1.10%	$46,616
Roszel/BlackRock Equity Dividend Portfolio	1.47%	1.10%	$45,191
Roszel/Lord Abbett Affiliated Portfolio	1.19%	1.10%	$39,142
Roszel/Fayez Sarofim Large Cap Core Portfolio	3.96%	1.10%	$37,831
Roszel/AllianceBernstein Large Cap Core Portfolio	3.55%	1.10%	$41,277
Roszel/Santa Barbara Conservative Growth Portfolio	1.67%	1.10%	$42,172
Roszel/Marsico Large Cap Growth Portfolio	2.11%	1.10%	$46,115
Roszel/Allianz CCM Capital Appreciation Portfolio	1.08%	1.10%	$0
Roszel/Allianz NFJ Mid Cap Value Portfolio	2.58%	1.10%	$40,576
Roszel/Lord Abbett Mid Cap Value Portfolio	1.15%	1.15%	$0
Roszel/Cadence Mid Cap Growth Portfolio	2.89%	1.10%	$42,684
Roszel/Seligman Mid Cap Growth Portfolio	1.19%	1.15%	$24,580
Roszel/NWQ Small Cap Value Portfolio	1.79%	1.15%	$38,540
Roszel/Allianz NFJ Small Cap Value Portfolio	1.15%	1.15%	$0
Roszel/Delaware Small-Mid Cap Growth Portfolio	2.49%	1.15%	$41,610
Roszel/JPMorgan Small Cap Growth Portfolio	1.27%	1.25%	$18,909
Roszel/Delaware Trend Portfolio	1.28%	1.15%	$51,252
Roszel/Lazard International Portfolio	1.90%	1.15%	$40,266
Roszel/JPMorgan International Equity Portfolio	2.28%	1.15%	$42,580
Roszel/BlackRock Fixed-Income Portfolio	1.37%	0.95%	$47,739
Roszel/BlackRock Fixed Income Portfolio II	1.62%	0.95%	$53,318
Roszel/Lord Abbett Bond Debenture Portfolio	1.52%	1.10%	$53,432

Sub-Advisers
The Sub-Advisers are identified below. From time to time, Roszel Advisors may change a Portfolio’s Sub-Adviser (subject to Trustee approval).

Sub-Adviser	Ownership and Address
AllianceBernstein L.P.	AllianceBernstein L.P. had approximately $462 billion in assets under management as of December 31, 2008. Its principal business address is 1345 Avenue of the Americas, New York, NY 10105.

BlackRock Investment Management, LLC	BlackRock Investment Management, LLC, is a Delaware limited liability company and an indirect, wholly owned subsidiary of BlackRock, Inc. Merrill Lynch & Co., Inc., the parent of Roszel Advisors, owns approximately 4.9% of BlackRock, Inc. BlackRock Investment Management, LLC had approximately $1 trillion in assets under management as of December 31, 2008. BlackRock Investment Management, LLC’s principal business address is 800 Scudders Mill Road, 2D, Plainsboro, NJ 08536.

Cadence Capital Management LLC	Cadence Capital Management LLC, located at 265 Franklin Street, 11th Floor, Boston, MA, provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence Capital Management LLC, commenced operations in 1988. Accounts managed by Cadence Capital Management LLC had combined assets as of December 31, 2008, of approximately $5 billion.

Davis Selected Advisers, L.P.	Davis Advisors was established in 1969. Davis Investments, LLC, an entity controlled by Christopher C. Davis, is the Adviser’s sole general partner. Davis Advisors had approximately $60 billion in assets under management as of December 31, 2008. Its principal business address is 2949 E. Elvira Rd, Suite 101, Tucson, AZ 85756.

Delaware Management Company	Delaware Management Company, a series of Delaware Management Business Trust, is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company and its affiliates had approximately more than $115 billion in assets under management as of December 31, 2008. Its principal business address is 2005 Market Street, Philadelphia, PA 19103-7094.

Fayez Sarofim & Co.	Fayez Sarofim & Co. is an independent entity that had approximately $18 billion in assets under management as of December 31, 2008. Its principal business address is Two Houston Center, Suite 2907, Houston, TX 77010.

Sub-Adviser	Ownership and Address
JPMorgan Investment Management Inc.	JPMorgan Investment Management Inc. (“JPMorgan”), an indirect wholly-owned subsidiary of J.P. Morgan Chase and Co., is a publicly-traded bank holding company. As of December 31, 2008, JPMorgan and its affiliates had approximately $1 trillion in assets under management. JPMorgan’s principal business address is 245 Park Avenue, New York, NY 10167.

Lazard Asset Management LLC	Lazard Asset Management LLC, a subsidiary of Lazard Freres & Co. LLC, had approximately $80 billion in assets under management as of December 31, 2008. Its principal business address is 30 Rockefeller Plaza, 57th Floor, New York, NY 10112.

Lord, Abbett & Co. LLC	Lord, Abbett & Co. LLC had approximately $70 billion in assets under management as of December 31, 2008. Its principal business address is 90 Hudson Street, Jersey City, NJ 07302.

Marsico Capital Management, LLC	Marsico Capital Management, LLC was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts, and as of December 31, 2008, Marsico had approximately $55 billion in assets under management. Its principal business address is 1200 17th Street, Suite 1600, Denver, CO 80202.

NFJ Investment Group LLC	NFJ Investment Group LLC, located at 2100 Ross Avenue, Suite 700, Dallas, TX 75201, provides advisory services to mutual funds, institutional accounts, and managed account programs. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ Investment Group LLC, commenced operations in 1989. Accounts managed by NFJ Investment Group LLC had assets as of December 31, 2008, of approximately $26 billion.

NWQ Investment Management Company, LLC	NWQ is a subsidiary of Nuveen Investments, Inc. (“Nuveen”). On November 13, 2007, Nuveen was acquired by equity investors lead by Madison Dearborn Partners, LLC (“MDP”). MDP is a private equity firm based in Chicago, Illinois. The investor group led by MDP includes affiliates of Merrill Lynch, which has since been acquired by Bank of America Corporation. NWQ had approximately $17 billion in assets under management as of December 31, 2008. NWQ’s principal business address is 2049 Century Park East, 16th Floor, Los Angeles, CA 90067.

Sub-Adviser	Ownership and Address
RiverSource Investments, LLC	Prior to November 7, 2008, J. & W. Seligman & Co. Incorporated (“Seligman”) served as Adviser to the Roszel/Seligman Mid Cap Growth Portfolio. On November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”) completed its acquisition of Seligman. With the acquisition of Seligman completed, and with the Trust’s board of trustees having approved the retention of RiverSource Investments and a new sub-advisory agreement between Roszel Advisors and RiverSource Investments, RiverSource Investments became the Adviser to the Roszel/Seligman Mid Cap Growth Portfolio effective November 7, 2008. RiverSource Investments is also the investment manager of the RiverSource Group of Funds, which includes the “RiverSource” funds, “RiverSource Partners” funds, “Threadneedle” funds and the “Seligman” funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. As of December 31, 2008, RiverSource Investments had approximately $127 billion in assets under management. RiverSource Investments principal business address is 200 Ameriprise Financial Center, Minneapolis, MN 55474.

Santa Barbara Asset Management, LLC	Santa Barbara Asset Management, LLC is a subsidiary of Nuveen Investments, Inc. (“Nuveen”). On November 13, 2007, Nuveen was acquired by equity investors lead by Madison Dearborn Partners, LLC (“MDP”). MDP is a private equity firm based in Chicago, Illinois. The investor group led by MDP includes affiliates of Merrill Lynch, which has since been acquired by Bank of America Corporation. Santa Barbara Asset Management, LLC had approximately $44 billion in assets under management as of January 31, 2009. Santa Barbara’s principal business address is 200 East Carrillo Street, Suite 300, Santa Barbara, CA 93101.

Sub-Advisory Agreements
The Board, including a majority of the independent trustees, approved the Sub-Advisory Agreements for the Portfolios with their respective Sub-Advisers, as indicated below.

Portfolio	Sub-Adviser	Date
Roszel/Lord Abbett Large Cap Value Portfolio	Lord, Abbett & Co. LLC	March 12, 2009

Roszel/Davis Large Cap Value Portfolio	Davis Selected Advisers, L.P.	March 12, 2009

Roszel/BlackRock Equity Dividend Portfolio	BlackRock Investment Management, LLC	March 12, 2009

Roszel/Lord Abbett Affiliated Portfolio	Lord, Abbett & Co. LLC	March 12, 2009

Roszel/Fayez Sarofim Large Cap Core Portfolio	Fayez Sarofim & Co.	March 12, 2009

Roszel/AllianceBernstein Large Cap Core Portfolio	AllianceBernstein L.P.	March 12, 2009

Roszel/Santa Barbara Conservative Growth Portfolio	Santa Barbara Asset Management, LLC.	March 12, 2009

Roszel/ Marsico Large Cap Growth Portfolio	Marsico Capital Management, LLC	March 12, 2009

Roszel/ Allianz CCM Capital Appreciation Portfolio	Cadence Capital Management LLC	March 12, 2009

Roszel/Allianz NFJ Mid Cap Value Portfolio	NFJ Investment Group LLC	March 12, 2009

Roszel/Lord Abbett Mid Cap Value Portfolio	Lord, Abbett & Co. LLC	March 12, 2009

Roszel/Cadence Mid Cap Growth Portfolio	Cadence Capital Management LLC	March 12, 2009

Roszel/Seligman Mid Cap Growth Portfolio	RiverSource Investments, LLC	March 12, 2009

Roszel/NWQ Small Cap Value Portfolio	NWQ Investment Management Company, LLC	March 12, 2009

Roszel/Allianz NFJ Small Cap Value Portfolio	NFJ Investment Group LLC	March 12, 2009

Portfolio	Sub-Adviser	Date
Roszel/Delaware Small-Mid Cap Growth Portfolio	Delaware Management Company	March 12, 2009

Roszel/JPMorgan Small Cap Growth Portfolio	JPMorgan Investment Management Inc.	March 12, 2009

Roszel/Delaware Trend Portfolio	Delaware Management Company	March 12, 2009

Roszel/Lazard International Portfolio	Lazard Asset Management LLC	March 12, 2009

Roszel/JPMorgan International Equity Portfolio	JPMorgan Investment Management Inc.	March 12, 2009

Roszel/BlackRock Fixed-Income Portfolio	BlackRock Investment Management, LLC	March 12, 2009

Roszel/BlackRock Fixed Income Portfolio II	BlackRock Investment Management, LLC	March 12, 2009

Roszel/Lord Abbett Bond Debenture Portfolio	Lord, Abbett & Co. LLC	March 12 2009
Each Sub-Advisory Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Portfolio on sixty days written notice to Roszel Advisors and the applicable Sub-Adviser, or by Roszel Advisors, or by a Sub-Adviser, on sixty days written notice to the other. Each Sub-Advisory Agreement automatically terminates in the event of its assignment or in the event of the termination of the Management Agreements between Roszel Advisors and the Trust. Otherwise, each Sub-Advisory Agreement will continue in effect for two years, and thereafter will continue from year to year so long as the continuance is specifically approved at least annually by: (1) the Board, or by the vote of a majority of the outstanding voting securities representing an interest in the Portfolio, and (2) a majority vote of the Independent Trustees.

Sub-Advisory Fees
The table below indicates the annual fee rate (as a percentage of average daily net assets) Roszel Advisors pays each Sub-Adviser under the applicable Sub-Advisory Agreement.

Portfolio	Sub-Adviser	Sub-Advisory Fee
Roszel/Lord Abbett Large Cap	Lord, Abbett & Co. LLC	0.35% on the first $200 million,
Value Portfolio		0.27% on the second $200 million, and
0.25% on assets in excess of $400 million

Roszel/Davis Large Cap	Davis Selected Advisers, L.P.	0.40%
Value Portfolio

Roszel/BlackRock Equity	BlackRock Investment	0.35% on the first $200 million,
Dividend Portfolio	Management, LLC	0.27% on the second $200 million, and
0.25% on assets in excess of $400 million

Roszel/Lord Abbett	Lord, Abbett & Co. LLC	0.35% on the first $200 million,
Affiliated Portfolio		0.27% on the second $200 million, and
0.25% on assets in excess of $400 million

Roszel/Fayez Sarofim	Fayez Sarofim & Co.	0.35% on the first $200 million and,
Large Cap Core Portfolio		0.27% on assets in excess of $200 million

Roszel/AllianceBernstein	AllianceBernstein L.P.	0.38%
Large Cap Core Portfolio

Roszel/Santa Barbara	Santa Barbara Asset	0.35% on the first $200 million,
Conservative Growth	Management, LLC	0.27% on the second $200 million, and
Portfolio		0.25% on assets in excess of $400 million

Roszel/ Marsico Large Cap	Marsico Capital Management, LLC	0.40%
Growth Portfolio

Roszel/ Allianz CCM	Cadence Capital Management LLC	0.35% on the first $200 million,
Capital Appreciation		0.27% on the second $200 million, and
Portfolio		0.25% on assets in excess of $400 million

Roszel/Allianz NFJ Mid Cap	NFJ Investment Group LLC	0.40%
Value Portfolio

Roszel/Lord Abbett Mid Cap	Lord, Abbett & Co. LLC	0.40% on the first $200 million,
Value Portfolio		0.35% on the second $200 million, and
0.30% on assets in excess of $400 million

Roszel/Cadence Mid Cap	Cadence Capital Management LLC	0.35% on the first $200 million,
Growth Portfolio		0.27% on the second $200 million, and
0.25% on assets in excess of $400 million

Roszel/Seligman Mid Cap	RiverSource Investments, LLC	0.40% on the first $200 million,
Growth Portfolio		0.35% on the second $200 million, and
0.30% on assets in excess of $400 million

Portfolio	Sub-Adviser	Sub-Advisory Fee
Roszel/NWQ Small Cap	NWQ Investment Management	0.40% on the first $200 million,
Value Portfolio	Company, LLC	0.32% on the second $200 million, and
0.30% on assets in excess of $400 million

Roszel/Allianz NFJ	NFJ Investment Group LLC	0.44% on the first $200 million,
Small Cap Value Portfolio		0.35% on the second $200 million, and
0.30% on assets in excess of $400 million

Roszel/Delaware	Delaware Management	0.40% on the first $100 million,
Small-Mid Cap Growth Portfolio	Company	0.35% on the second $100 million, and
0.33% on assets in excess of $200 million

Roszel/JPMorgan Small	JPMorgan Investment	0.50% on the first $1 billion, and
Cap Growth Portfolio	Management Inc.	0.45% on assets in excess of $1 billion

Roszel/Delaware Trend Portfolio	Delaware Management	0.40% on the first $100 million,
	Company	0.35% on the second $100 million, and
0.33% on assets in excess of $200 million

Roszel/Lazard	Lazard Asset Management	0.45% on the first $200 million,
International Portfolio	LLC	0.40% on the second $200 million, and
0.35% on assets in excess of $400 million

Roszel/JPMorgan	JPMorgan Investment	0.40%
International Equity Portfolio	Management Inc.

Roszel/BlackRock	BlackRock Investment	0.20%[1]
Fixed-Income Portfolio	Management, LLC

Roszel/BlackRock	BlackRock Investment	0.20%
Fixed Income Portfolio II	Management, LLC

Roszel/Lord Abbett	Lord, Abbett & Co. LLC	0.35% on the first $1 billion,
Bond Debenture Portfolio		0.25% on the next $500 million, and
0.20% on assets in excess of $1.5 billion

[1]	Effective May 1, 2004, the Portfolio’s sub-advisory fee changed from 0.25% to 0.20%.

The below table reflects the sub-advisory fee paid by Roszel Advisors with respect to each Portfolio for the years ended December 31, 2006, December 31, 2007 and December 31, 2008.

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
Portfolio	2006	2007	2008
Roszel/Lord Abbett Large Cap Value Portfolio	$38,340	$29,178	$18,117
Roszel/Davis Large Cap Value Portfolio	$12,751	$9,919	$6,951
Roszel/BlackRock Equity Dividend Portfolio	$52,948	$37,773	$18,384
Roszel/Lord Abbett Affiliated Portfolio	$184,958	$219,036	$181,410
Roszel/Fayez Sarofim Large Cap Core Portfolio	$5,654	$5,208	$4,718
Roszel/AllianceBernstein Large Cap Core Portfolio	$7,833	$4,637	$2,643
Roszel/Santa Barbara Conservative Growth Portfolio	$31,918	$25,510	$15,790
Roszel/Marsico Large Cap Growth Portfolio	$22,781	$159,579	$275,737
Roszel/Allianz CCM Capital Appreciation Portfolio	$739,755	$575,837	$459,005
Roszel/Allianz NFJ Mid Cap Value Portfolio	$11,730	$8,905	$6,127
Roszel/Lord Abbett Mid Cap Value Portfolio	$779,249	$620,996	$268,982
Roszel/Cadence Mid Cap Growth Portfolio	$10,213	$7,869	$4,691
Roszel/Seligman Mid Cap Growth Portfolio	$274,342	$208,881	$101,313
Roszel/NWQ Small Cap Value Portfolio	$29,388	$18,693	$9,498
Roszel/Allianz NFJ Small Cap Value Portfolio	$624,512	$474,415	$289,561
Roszel/Delaware Small-Mid Cap Growth Portfolio	$15,204	$10,088	$5,183
Roszel/JPMorgan Small Cap Growth Portfolio	$498,089	$378,057	$182,213
Roszel/Delaware Trend Portfolio	$198,522	$143,496	$103,131
Roszel/Lazard International Portfolio	$29,693	$22,663	$14,512
Roszel/JPMorgan International Equity Portfolio	$18,554	$14,132	$10,388
Roszel/BlackRock Fixed-Income Portfolio	$28,273	$19,807	$16,372
Roszel/BlackRock Fixed Income Portfolio II	$20,235	$14,687	$14,562
Roszel/Lord Abbett Bond Debenture Portfolio	$54,944	$46,919	$39,658
Additional Information About Roszel Advisors
The managers and principal officers of Roszel Advisors are:

	Position with	Position with
Name	Roszel Advisors	the Trust
John Manetta	Manager, President and Chief Investment Officer	None

J. David Meglen	Vice President and Chief Operating Officer	Vice President

Ann M. Strootman	Treasurer	Treasurer and Chief Financial Officer

Robert M. Zakem	Chief Compliance Officer	Chief Compliance Officer

Michelle H. Rhee	Secretary	Chief Legal Officer and Secretary

Administrator
Pursuant to an agreement with the Trust, J.P. Morgan Investor Services Co. (“J.P. Morgan Investor Services”) serves as the Trust’s Administrator. As the Administrator, J.P. Morgan Investor Services is responsible for providing the general business administration of the Trust and financial accounting services for the Portfolios as well as providing general oversight and coordination of the Trust’s other service providers such as those providing audit, custody, transfer agency, and dividend disbursing services.
Specific services provided by J.P. Morgan Investor Services include: (1) oversight and coordination of administrative service providers, (2) general business administration (e.g., reviewing bills and authorizing payment), (3) providing clerical, secretarial, and bookkeeping services, office supplies, office space and related services (including telephone and other utility services), (4) administrative support to Trust officers and other Roszel Advisors employees who provide legal, financial and other services to the Trust, (5) financial accounting services, (6) facilitating and managing Board meetings, (7) scheduling, planning and managing shareholders meeting, (8) initial preparation and filing of SEC registration statements for the Trust, and (9) preparing and distributing, or assisting in the preparation and distribution of reports, proxy materials, and other communications with the Trust’s shareholders.
Financial accounting services include: (a) daily computation of each Portfolio’s net asset value, (b) periodic computation of dividends, (c) periodic preparation of financial statements for each Portfolio, (d) maintenance of required books and records, and (e) preparation and filing of tax returns, annual reports and other government filings. Facilitating and managing Board meetings includes: (a) scheduling and planning agendas, (b) preparing or assisting in the preparation of meeting materials such as performance and expense reports for each Portfolio, and (c) supervision and coordination of the preparation of reports from Advisers.
For providing these services, the Trust pays J.P. Morgan Investor Services a fixed fee for each Portfolio based on its assets measured on July 1 of each year, according to the following schedule:

Up to $2,000,000	$5,000
Above $2,000,000 through $10,000,000	$10,000
Above $10,000,000	$18,000
plus an asset based charge calculated according to the following schedule.
0.12 of 1% on the first $1 billion in average daily net assets; plus
0.10 of 1% on average daily net assets in excess of $1 billion up to $2 billion; plus
0.075 of 1% of the average daily net assets in excess of $2 billion.
An annual sum of $165,000 for Fund Regulatory Services.
J.P. Morgan Investor Services is located at 73 Tremont Street, Boston, Massachusetts 02108-3913.
PORTFOLIO MANAGEMENT TEAMS
General Disclosure
This section includes information about each Portfolio’s management team (“Portfolio Managers”), including information about other accounts they manage, the dollar range of Portfolio shares they own and how they are compensated. This information has been prepared by each of the Portfolio’s Sub-Advisers in response to a questionnaire furnished to them by the Administrator soliciting the information set forth below.

AllianceBernstein, L.P.
Potential Conflicts of Interest. As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.
Employee Personal Trading — AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.
Managing Multiple Accounts for Multiple Clients — AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.
Allocating Investment Opportunities - AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.
To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.
Portfolio Manager Compensation Structure. AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:
Fixed base salary — This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.
Discretionary incentive compensation in the form of an annual cash bonus — AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.
Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”) — AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.

Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan - The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.
Other Accounts Managed by the Portfolio Managers. As of December 31, 2008, Catherine Wood managed 4 other registered investment companies with a total of $751 (mm) in assets; 32 pooled investment vehicles other than registered investment companies with a total of $3,179 (mm) in assets; and 221 other accounts with a total of $1,465 (mm) in assets.
Securities Ownership of Portfolio Managers. As of December 31, 2008, none of the AllianceBernstein Portfolio Managers beneficially owned any shares of the Portfolio.
BlackRock Investment Management, LLC
Potential Conflicts of Interest. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolios, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which Portfolio Managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolios. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolios. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolios by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each Portfolio Manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolios. In this regard, it should be noted that a Portfolio Manager may currently manage certain accounts that are subject to performance fees. In addition, a Portfolio Manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional Portfolio Managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.
Portfolio Manager Compensation Structure. BlackRock’s financial arrangements with its Portfolio Managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, Portfolio Managers receive base compensation based on their seniority and/or their position with the firm. Senior Portfolio Managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.
Discretionary Incentive Compensation for Mr. Shearer
Discretionary incentive compensation is based on a formulaic compensation program. BlackRock’s formulaic Portfolio Manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a Portfolio Manager’s tenure is less than five-years, performance periods will reflect time in position. In most cases, including for the Portfolio Manager of the Roszel/BlackRock Equity Dividend Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolio or other accounts managed by the Portfolio Manager are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by the Portfolio Manager is compared and the period of time over which performance is evaluated. With respect to the Portfolio Manager, such benchmarks include the Lipper Equity Income Funds classification.
Portfolio Managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller element of Portfolio Manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.
Discretionary Incentive Compensation for Messrs. Repasy, Coolidge and Santiago
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the Portfolio Manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that Portfolio Manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the Portfolio Managers of the Roszel/BlackRock Fixed-Income Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolio or other accounts managed by the Portfolio Managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each Portfolio Manager is compared and the period of time over which performance is evaluated. With respect to the Portfolio Managers, such benchmarks for the Portfolio include a combination of market-based indices (e.g., Merrill Lynch 1-3 Year Treasury Index, Lehman Brothers Intermediate Gov/Credit Index and Lehman Brothers Aggregate Index), certain customized indices and certain fund industry peer groups.
BlackRock’s Chief Investment Officers make a subjective determination with respect to the Portfolio Manager’s compensation based on the performance of the funds and other accounts managed by each Portfolio Manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.
Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to Portfolio Managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the Portfolio Managers.

Paying a portion of annual bonuses in stock puts compensation earned by a Portfolio Manager for a given year “at risk” based on BlackRock, Inc.’s ability to sustain and improve its performance over future periods.
Other compensation benefits. In addition to base compensation and discretionary incentive compensation, Portfolio Managers may be eligible to receive or participate in one or more of the following:
Long-Term Retention and Incentive Plan (“LTIP”) —The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Gaskin and Repasy have each received awards under the LTIP.
Deferred Compensation Program —A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other proprietary mutual funds. Each Portfolio Manager has participated in the deferred compensation program.
Options and Restricted Stock Awards — Prior to mandatorily deferring a portion of a Portfolio Manager’s annual bonus in BlackRock, Inc. restricted stock units, BlackRock, Inc. granted stock options to key employees, including certain Portfolio Managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Repasy has been granted stock options and/or restricted stock in prior years.
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each Portfolio Manager is eligible to participate in these plans.
Other Accounts Managed by the Portfolio Managers. As of December 31, 2008, Mr. Shearer managed 8 registered investment companies with a total of $4.05 billion in assets; 1 pooled investment vehicle other than registered investment companies with a total of $5.39 million in assets; and none of which had an advisory fee based on the performance of the account. As of December 31, 2008, Mr. Repasy managed no other registered investment companies; 11 pooled investment vehicles other than registered investment companies with a total of $282.9 million in assets; 74 other accounts with a total of $1.74 billion in assets; and none of which had an advisory fee based on the performance of the account. As of December 31, 2008, Mr. Coolidge managed no other registered investment companies; 11 pooled investment vehicles other than registered investment companies with a total of $282.9 million in assets; 71 other accounts with a total of $1.67 billion in assets; and none of which had an advisory fee based on the performance of the account. As of December 31, 2008, Mr. Santiago managed no other registered investment companies; 5 pooled investment vehicles other than registered investment companies with a total of $108 million in assets; 84 other accounts with a total of $1.82 billion in assets; and none of which had an advisory fee based on the performance of the account.

Securities Ownership of Portfolio Managers. As of December 31, 2008, none of Robert Shearer, Bruce Repasy, Christopher Coolidge and Vicente Santiago Jr. beneficially owned any shares of the Portfolios that they managed.
Cadence Capital Management
Potential Conflicts of Interest. Portfolio Managers perform investment management services for various mutual funds and other accounts besides the Portfolio. Some of these clients’ portfolios are managed using the same investment strategies and objectives that the Portfolio Managers use to manage the Portfolio, while other portfolios are managed by the Portfolio Managers using different investment strategies and objectives. Generally, all client portfolios that are managed using a similar investment strategy and objective are managed as a class (each, a “Class”) such that portfolio holdings, relative position sizes and industry and sector exposures tend to be similar among each client portfolio in the Class. This minimizes, but does not eliminate the potential for conflicts of interest. For example, one Class may be selling a security, while another Class may be purchasing or holding the same security. As a result, transactions executed for the Class that is selling the security may adversely affect the value of any Class that is purchasing or holding the same security.
Other conflicts of interest may arise from the management of multiple accounts and the Portfolio. For example, Cadence may receive more compensation with respect to certain Classes than that received with respect to other Classes or the Portfolio or may receive compensation based in part on the performance of accounts in a certain Class. In such cases, the Portfolio Managers may be viewed as having an incentive to enhance the performance of such Class, to the possible detriment of other Classes for which Cadence may not receive greater compensation or performance-based fees. In addition, the Portfolio Managers must allocate time and effort to multiple accounts and the Portfolio.
Each Portfolio Manager’s management of personal accounts also may present certain conflicts of interest. The Portfolio Managers may have personal investments in some of the accounts managed by such Portfolio Managers. In addition, some of the accounts managed by the Portfolio Managers may be investment options in Cadence’s employee benefit plans. While Cadence has adopted a code of ethics that is designed to address these potential conflicts, there is no guarantee that it will do so.
Portfolio Manager Compensation Structure. Cadence Capital Management, LLC (“Cadence”) compensates each Portfolio Manager for his management of the Portfolio. Each Portfolio Manager’s compensation consists of an annual salary and a share of the firm’s profits, payment of which may in some cases be deferred, at the Portfolio Manager’s election, pursuant to a deferred compensation plan in which each Portfolio Manager may participate.
Other Accounts Managed by the Portfolio Managers As of December 31, 2008, William B. Bannick, Robert L. Fitzpatrick and Michael J. Skillman jointly managed 5 mutual funds with a total of $1.9 billion in assets; 1 pooled investment vehicle other than mutual funds with a total of $18 million in assets; and 162 other accounts with a total of $5.4 billion in assets including 1 account with performance based fees of $12 million in assets.
Securities Ownership of Portfolio Managers. As of December 31, 2008, neither William B. Bannick nor Robert L. Fitzpatrick beneficially owned any shares of either Portfolio.

Davis Selected Advisers, L.P.
Potential Conflicts Of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and/or other accounts are presented with the following potential conflicts:
•	The management of multiple portfolios and/or other accounts result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager managed using the same investment models that are used in connection with the management of the portfolios.

•	If a portfolio manager identifies a limited investment which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

•	With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

•	Finally, substantial investment of Davis Advisors or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive-based fee on any account.
Portfolio Manager Compensation Structure. Kenneth Feinberg’s compensation as a Davis Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors’ profits, (iii) awards of equity (“Units”) in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.
Christopher Davis’ annual compensation as an employee of Davis Advisors consists of a base salary. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.
Other Accounts Managed by the Portfolio Managers. As of December 31, 2008, Christopher Davis managed 30 other mutual funds with $48 billion in assets; 14 other pooled investment vehicles with over $815 million in assets; and 141 other accounts (managed money/wrap accounts have been counted at the sponsor level) with over $8 billion in assets. No accounts managed are subject to a performance based fee. Kenneth Feinberg managed 30 other mutual funds with $49 billion in assets; 15 other pooled investment vehicles with over $778 million in assets; and 119 other accounts (managed money/wrap accounts have been counted at the sponsor level) with over $7 billion in assets. No accounts managed are subject to a performance based fee.
Securities Ownership of Portfolio Managers. As of December 31, 2008, neither Christopher Davis nor Kenneth Feinberg owned any shares of the Portfolio.

Delaware Management Company
Potential Conflicts of Interest. Individual Portfolio Managers may perform investment management services for other accounts, including other mutual funds, similar to those provided to the Portfolios. However, the investment action for each account may differ. For example, one account may be selling a security, while another account may be purchasing or holding the same security. As a result, transactions executed for one account may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and the Portfolios may give rise to potential conflicts of interest, as a Portfolio Manager must allocate time and effort to multiple accounts and the Portfolio. A Portfolio Manager may discover an investment opportunity that may be suitable for more than one account or Portfolio. The investment opportunity may be limited, however, so that all accounts for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.
A Portfolio Manager’s management of personal accounts also may present certain conflicts of interest. While the investment manager’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.
Portfolio Manager Compensation Structure. Each Portfolio Manager’s compensation consists of the following:
Base Salary — Each named Portfolio Manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that Portfolio Manager salaries are in line with salaries paid at peer investment advisory firms.
Bonus — Each named Portfolio Manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a Portfolio Manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate direct expenses associated with this product and the investment management team) create the “bonus pool” for a product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the performance of the funds managed relative to the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Performance is measured as the result of one’s standing in the Lipper peer groups on a one-year, three-year and five-year basis. Three-year and five-year performance are weighted more heavily and there is no objective award for a fund that falls below the 50th percentile for a given time period.
Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.
Deferred Compensation — Each named Portfolio Manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation & Supplemental/Excess Retirement Plan, which is available to all employees whose base salaries or established compensation exceed a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.
Stock Option Incentive Plan/Equity Compensation Plan — Portfolio Managers may be awarded options, stock appreciation rights, restricted stock awards and restricted stock units (collectively, “Awards”) relating to the underlying shares of common stock of Delaware Investments U.S., Inc. pursuant to the terms the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan.
The Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan was established in 2001 in order to: attract, retain and reward key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the company; and provide such employees with incentives to expend their maximum efforts.

Subject to the terms of the plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. Awards are granted under the plan from time to time by the company. Awards may be based in part on seniority. The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30 and December 31. The fair market value of shares of common stock underlying Awards granted on or after December 26, 2008 is determined by an independent appraiser utilizing an appraisal valuation methodology in compliance with Section 409A of the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder. The fair market value of shares of common stock underlying Awards granted prior to December 26, 2008 is determined by an independent appraiser utilizing a formula based valuation methodology. Shares issued typically must be held for six months and one day, after which time the stockholder may put them back to the company and the shares may be called back from the stockholder by the company from time to time, as the case may be.
Other Compensation — Portfolio Managers may also participate in benefit plans and programs available generally to all employees.
Other Accounts Managed by the Portfolio Managers. As of December 31, 2008, Marshall T. Bassett managed 11 mutual funds with a total of $1.0 billion in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 21 other accounts with a total of $220.8 million in assets. Barry S. Gladstein managed 11 mutual funds with a total of $1.0 billion in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 13 other accounts with a total of $215.2 million in assets. Christopher M. Holland managed 11 mutual funds with a total of $1.0 billion in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 13 other accounts with a total of $215.0 million in assets. Rudy D. Torrijos III managed 11 mutual funds with a total of $1.0 billion in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 8 other accounts with a total of $215.0 million in assets. Michael S. Tung, M.D. managed 11 mutual funds with a total of $1.0 billion in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 10 other accounts with a total of $215.0 million in assets. Lori P. Wachs managed 11 mutual funds with a total of $1.0 billion in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 10 other accounts with a total of $215.0 million in assets. Any accounts managed in a personal capacity appear within “other accounts” along with the other accounts managed on a professional basis. The personal account information is current as of the most recent calendar quarter-end for which account statements are available. ,
Securities Ownership of Portfolio Managers. As of December 31, 2008, none of Marshall T. Bassett, Barry S. Gladstein, Christopher M. Holland, Rudy D. Torrijos III, Michael S. Tung and Lori P. Wachs beneficially owned any shares of the Portfolios that they manage.
Fayez Sarofim & Co.
Potential Conflicts of Interest. Given that the entire fee-bearing asset base of Fayez Sarofim & Co. is managed in accordance with the same overarching investment philosophy, that the same group of individuals (i.e. the “Investment Team”) oversees all firm-wide portfolios, and given that this philosophy is predicated on investing in large, highly liquid securities; it is Fayez Sarofim & Co.’s stance that there are no material conflicts of interest that may arise in connection with the Fayez Sarofim & Co. Investment Team simultaneously managing the Portfolio and other accounts.
Portfolio Manager Compensation Structure. At the present time, all of Fayez Sarofim & Co.’s Portfolio Managers are compensated through (i) payment of a fixed annual salary and discretionary annual bonuses and (ii) the possible issuance of stock options and incentive stock options. The fixed annual salary amounts and the discretionary annual bonus amounts constitute the largest component of the Portfolio Manager’s compensation, and these amounts are determined annually through a comprehensive review process pursuant to which executive officers and the members of Fayez Sarofim & Co.’s Board of Directors review and consider the accomplishments and development of each Portfolio Manager, especially with respect to those client accounts involving the Portfolio Manager.

A lesser component of the Portfolio Manager’s compensation results from the possible issuance of stock options and incentive stock options. Portfolio Managers are sometimes granted stock options and incentive stock options to acquire shares of the capital stock of The Sarofim Group, Inc., the ultimate corporate parent of Fayez Sarofim & Co. The decisions as to whether to issue such options and to whom the options are to be issued are made in conjunction with the annual salary and bonus review process, and the options are issued pursuant to a stock option plan adopted by The Sarofim Group, Inc. The options are not based on the particular performance or asset value of any particular client account or of all client accounts as a group, but rather the performance and accomplishments of the individual to whom the option is to be granted. There are various aspects of the review process that are designed to provide objectivity, but, in the final analysis, the evaluation is a subjective one that is based upon a collective overall assessment. There are, however, no specified formulas or benchmarks tied to the particular performance or asset value of any particular client account or of all client accounts as a group.
Other Accounts Managed by the Portfolio Managers. As of December 31, 2008, Fayez Sarofim, Ralph B. Thomas, Charles E. Sheedy, Christopher B. Sarofim and Catherine P. Crain collectively managed 6 mutual funds with a total of $3.5 billion in assets; 24 pooled investment vehicles other than mutual funds with a total of $3.1 billion in assets; and 498 other accounts with a total of $11.6 billion in assets.
Securities Ownership of Portfolio Managers. As of December 31, 2008, none of Fayez Sarofim, Ralph B. Thomas, Charles E. Sheedy, Christopher B. Sarofim and Catherine P. Crain beneficially owned any shares of the Portfolio.
JPMorgan Investment Management Inc.
Potential Conflicts of Interest. The potential for conflicts of interest exists when Portfolio Managers manage other accounts with similar investment objectives and strategies as the Portfolio (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan) and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by Portfolio Managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by Portfolio Managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its Portfolio Managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the Portfolio Managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Portfolio invests, JP Morgan or its affiliates could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.
The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients, JP Morgan and its affiliates have have policies and procedures designed to manage the conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with Portfolio guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example,orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempts to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.
Portfolio Manager Compensation Structure.
JP Morgan’s Portfolio Managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.

Each Portfolio Manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such Portfolio Manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio Manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each Portfolio Manager’s performance with respect to the mutual funds he or she manages, the portfolio’s pre-tax performance is compared to the appropriate market peer group and to each portfolio’s benchmark index listed in the portfolio’s prospectus over one, three and five year periods (or such shorter time as the Portfolio Manager has managed the portfolio). Investment performance is generally more heavily weighted to the long term.
Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a Portfolio Manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a Portfolio Manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these deferred amounts vest, the Portfolio Manager receives cash equal to the market value of the notional investment in the selected mutual funds.
Other Accounts Managed By The Portfolio Manager.
As of December 31, 2008, James Fisher managed 5 mutual funds with a total of $1,323.11 (mm) in assets; 10 pooled investment vehicles other than mutual funds with a total of $3,571.59 (mm) in assets; and 28 other accounts with a total of $3,855.83 (mm) in assets; and 6 of which, with a total of $712.62 in assets, had an advisory fee based on the performance of the account. Eytan Shapiro managed 3 mutual funds with a total of $412 (mm) in assets; 5 pooled investment vehicles other than mutual funds with a total of $138.07 (mm) in assets; and 2 other accounts with a total of $126.60 (mm) in assets.
Securities Ownership Of Portfolio Managers. As of December 31, 2008, neither James Fisher nor Eytan Shapiro beneficially owned any shares of either Portfolio.
Lazard Asset Management LLC
Potential Conflicts of Interest. Although the potential for conflicts of interest exist when an investment adviser and Portfolio Managers manage other accounts with similar investment objectives and strategies as the Portfolio (“Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Portfolio, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.
Potential conflicts of interest may arise because of Lazard’s management of the Portfolio and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, Portfolio Managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual Portfolio Manager’s time dedicated to each account, Lazard periodically reviews each Portfolio Manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Portfolio. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or Portfolio Managers have a materially larger investment in a Similar Account than their investment in the Portfolio.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Portfolio invests, Lazard could be seen as harming the performance of the Portfolio for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Portfolio Managers are generally not permitted to manage long-only assets alongside long/short assets, although may from time to time manage both hedge funds and long-only accounts, including open-end and closed-end registered investment companies.
Portfolio Manager Compensation Structure. Lazard’s Portfolio Managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to the Portfolio. Portfolio managers responsible for managing the Portfolio may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.
Lazard compensates Portfolio Managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash and stock. Portfolio Managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a Portfolio Manager’s compensation. All of the portfolios managed by a Portfolio Manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy such as leadership, teamwork and commitment.
Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolios; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.
Variable bonus is based on the Portfolio Manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the Portfolio Manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.
In addition, effective May 4, 2005, the Lazard Ltd 2005 Equity Incentive Plan was adopted and approved by the Board of Directors of Lazard Ltd. The purpose of this plan is to give the company a competitive advantage in attracting, retaining and motivating officers, employees, directors, advisors and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing incentives directly linked to shareholder value.
The Managers International Equity Fund team’s compensation is a combination of a portion of the Global Thematic Equity strategy revenues, and equity ownership in Lazard, which can grow to a pre-agreed ceiling as a function of growth in Global Thematic Equity assets under management. The four members of the team share equally these compensation arrangements.

Other Accounts Managed by the Portfolio Managers. As of December 31, 2007, John R. Reinsberg managed 6 mutual funds with a total of $1 billion in assets; 4 pooled investment vehicles other than mutual funds with a total of $81 million in assets; and 56 other accounts with a total of $3 billion in assets, including 2 other mutual funds with a total of $36 million in assets and 2 pooled investment vehicles other than mutual funds with a total of $80 million in assets with performance based fees. Gabrielle M. Boyle managed 1 mutual funds with a total of $140 million in assets and 380 other accounts with a total of $7 billion in assets. Michael Powers managed 6 mutual funds with a total of $959 million in assets and 405 other accounts with a total of $10 billion in assets. Michael A. Bennett managed 6 mutual funds with a total of $1 billion in assets and 375 other accounts with a total of $9 billion in assets. Adam Cohen managed 1 mutual fund with a total of $140 million in assets and 380 other accounts with a total of $7 billion in assets.
Securities Ownership of Portfolio Managers. As of December 31, 2008, none of John R. Reinsberg, Gabrielle M. Boyle, Michael Powers, Michael A. Bennett, Michael G. Fry and Adam Cohen beneficially owned shares in the Portfolio.
Lord, Abbett & Co. LLC
Potential Conflicts of Interest. Conflicts of interest may arise in connection with the Portfolio Managers’ management of the investments of the Portfolio and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies. A Portfolio Manager potentially could use information concerning the Portfolio’s transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Portfolio. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge Portfolios. Lord Abbett does not believe that any material conflicts of interest exist in connection with the Portfolio Manager’s management of the investments of the Portfolio and the investments of the other accounts referenced in the table above.
Portfolio Manager Compensation Structure. Each Portfolio Manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the Portfolio Manager’s experience, reputation and competitive market rates.
Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the Portfolio Manager’s investment results and style consistency, the dispersion among Portfolios with similar objectives, the risk taken to achieve the Portfolio returns and similar factors. In considering the Portfolio Manager’s investment results, Lord Abbett’s senior management may evaluate the Portfolio’s performance against one or more benchmarks from among the Portfolio’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the Portfolio Manager’s other accounts, and other indexes within the one or more of the Portfolio’s peer group maintained by rating agencies, as well as the Portfolio’s peer group. In particular, investment results are evaluated based on an assessment of the Portfolio Manager’s three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the Portfolio Manager’s assets under management, the revenues generated by those assets, or the profitability of the Portfolio Manager’s team.

Lord Abbett does not manage hedge Portfolios. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses Portfolio Managers on the impact their Portfolio’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.
Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a Portfolio Manager’s profit-sharing account are based on a percentage of the Portfolio Manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored Portfolios.
Other Accounts Managed by the Portfolio Managers. As of December 31, 2008, Eli M. Salzmann, as portfolio manager for the Roszel/Lord Abbett Affiliated Portfolio and the Roszel/Lord Abbett Large Cap Value Portfolio, managed 9 mutual funds with a total of $14,610.4 (mm) in assets; 6 pooled investment vehicles other than mutual funds with a total of $227.9 (mm) in assets; and 30,103 other accounts with a total of $9,304.6 (mm) in assets, including 1 other account of $157.5 million in assets with performance based fees. As of December 31, 2008, Kenneth G. Fuller, as portfolio manager for the Roszel/Lord Abbett Affiliated Portfolio and the Roszel/Lord Abbett Large Cap Value Portfolio managed 30,050 other accounts with a total of $5,382.6 (mm) in assets. As of December 31, 2008, Robert P. Fetch managed 12 mutual funds with a total of $7,250.8 (mm) in assets; 3 pooled investment vehicles other than mutual funds with a total of $313.4 (mm) in assets; and 700 other accounts with a total of $1,902.1 (mm) in assets, including 3 other account of $411.0 million in assets with performance based fees. As of December 31, 2008, Jeff Diamond managed 8 mutual funds with a total of $4,616.1 (mm) in assets and 962 other accounts with a total of $470.7 (mm) in assets. As of December 31, 2008, Christopher J. Towle managed 15 mutual funds with a total of $9,335.8 (mm) in assets; 2 pooled investment vehicles other than mutual funds with a total of $532.6 (mm) in assets; and 3,545 other accounts with a total of $2,017.3 (mm) in assets, including 2 other account of $70.9 million in assets with performance based fees.
Securities Ownership of Portfolio Managers. As of December 31, 2008, none of Eli M. Salzmann, Kenneth G. Fuller, Robert P. Fetch, Jeff Diamond and Christopher J. Towle beneficially owned any shares of the Portfolios that they manage.
Marsico Capital Management, LLC
Potential Conflicts of Interest. As a general matter, Marsico Capital Management, LLC (“MCM”) faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio Managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, Portfolio Managers may or may not purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently decline. The management of multiple accounts may result in a Portfolio Manager devoting unequal time and attention to the management of each account. Although MCM does not track the time a Portfolio Manager spends on a single portfolio, it does assess whether a Portfolio Manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. MCM seeks to manage competing interests for the time and attention of Portfolio Managers.
The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security.

Under MCM’s Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, MCM seeks to allocate such trades to participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts. MCM’s policies also seek to ensure that Portfolio Managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.
MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a Portfolio Manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.
Portfolio Manager Compensation Structure. The compensation package for Portfolio Managers of MCM is structured as a combination of base salary (may be reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on a number of factors including MCM’s overall profitability for the period. Portfolio Manager compensation takes into account, among other factors, the overall performance of all accounts for which the Portfolio Manager provides investment advisory services. In receiving compensation such as bonuses, Portfolio Managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are rewarded through salary readjustments and greater participation in the bonus pool. No other special employee incentive arrangements are currently in place or being planned. In addition to salary and bonus, Portfolio Managers may participate in other MCM benefits to the same extent and on the same basis as other Marsico Capital employees. Portfolio Manager compensation comes solely from MCM. In addition, MCM’s Portfolio Managers typically are offered equity interests in Marsico Management Equity, LLC, which indirectly owns MCM, and may receive distributions on those equity interests.
As a general matter, MCM does not tie Portfolio Manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a Portfolio Manager’s abilities. To encourage a long-term horizon for managing portfolios, MCM evaluates a Portfolio Manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may also be significant in determining Portfolio Manager compensation include, without limitation, the effectiveness of the manager’s leadership within MCM’s investment team, contributions to MCM’s overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.
Other Accounts Managed by the Portfolio Managers. As of December 31, 2008, Thomas Marsico managed 34 other registered investment companies with total assets (in millions) of $21,076; 20 accounts for other pooled investment vehicles with total assets (in millions) of $2,421; and 145 other accounts with total assets (in millions) of $15,698. (1 of the “other accounts” is a wrap fee platform which includes approximately 23,349 underlying clients for total assets (in millions) of approximately $5,920).
Securities Ownership of Portfolio Managers. As of December 31, 2008, Thomas Marsico did not beneficially own any shares of the Portfolio.

NFJ Investment Group LLC
Potential Conflicts of Interest. Like other investment professionals with multiple clients, a Portfolio Manager may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ, the Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
1.  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
2.  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
3.  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
A potential conflict of interest may arise when the Portfolio and other accounts purchase or sell the same securities. On occasions when a Portfolio Manager considers the purchase or sale of a security to be in the best interest of the Portfolio as well as other accounts, the NFJ’s trading desk may, to the extent by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Portfolio or another account if one account is favored over another in allocating securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.
Another potential conflict of interest may arise based on the different investment objectives and strategies of the Portfolio and other accounts. For example, another account may have a shorter-term investment horizon or different investment objective, policies or restrictions than the Portfolio. Depending on another account’s objectives or other factors, a Portfolio Manager may give advice and make decisions that may differ from advice given, or the timing or nature of decision made, with respect to the Portfolio. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a Portfolio Manager when one or more other accounts are selling the security. There may be circumstances when purchased or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.
Portfolio Managers who are responsible for managing multiple funds and/or accounts may give unequal time and attention to the management of those funds and/or accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular Portfolio Manager have different investment strategies.
Portfolio Managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Portfolio. In addition to executing trades, some brokers and dealers provide Portfolio Managers with brokerage an research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funs or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith and the commissions are reasonable in relation to the value of the brokerage and research services provided to the Portfolio and NFJ’s other clients, a Portfolio Manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she managers.

Portfolio Managers may also face other potential conflicts of interest in managing the Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolio and other accounts. In addition, a Portfolio Manger may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a Portfolio Manager transacted in his own account prior to placing an order for the Portfolio or other clients. NFJ’s investment personnel, including the Portfolio Manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a Code of Ethics adopted by NFJ, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investments activities and the interest of the Portfolio.
As part of NFJ’s Compliance Program, NFJ has established a Compliance Committee, a Best Execution Committee, a Proxy Voting Committee and a Pricing Committee to help develop policies and procedures that help NFJ avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.
Portfolio Manager Compensation Structure. NFJ believes that its compensation programs are competitively positioned to attract and retain high-caliber investment professionals. As described below, compensation includes a base salary and a variable bonus opportunity or profit sharing participation and may also include participation in other incentive compensation programs. In addition, a full employee benefit package is offered.
1.  Base Salary. Each Portfolio Manager/Analyst is paid a base salary. In setting the base salary, NFJ’s intention is to be competitive in light of the particular Portfolio Manager/Analyst’s experience and responsibilities. Management of the firm evaluates competitive market compensation by reviewing compensation survey results of the investment industry conducted by an independent third party.
2.  Annual Bonus or Profit Sharing. Portfolio Managers who are managing directors of NFJ participate in NFJ’s Non-Qualified Profit Sharing Plan. Other Portfolio Managers/Analysts are eligible to receive an annual bonus, which is tied to such Portfolio Manager/Analyst’s successful job performance.
Other Incentive Programs. Portfolio Managers/Analysts may be eligible to participate in a non-qualified deferred compensation plan, which allows participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio Managers/Analysts may also, from time to time, be granted specific deferred incentive awards. Portfolio Managers/Analysts who are not managing directors are also eligible to participate in the firm’s Long Term Cash Bonus Plan. Each of the managing directors has also been awarded Allianz SE Restricted Stock Units, which reflect changes in the value of Allianz SE stock. Grants of deferred incentive, Long Term Cash Bonus awards and Allianz SE Restricted Stock Units all vest over a period of time, which NFJ believes helps align employee and firm interests.
Other Accounts Managed by the Portfolio Managers. Ben Fischer managed 21 mutual funds with a total of $15,360,477,160.03 billion in assets; 5 pooled investment vehicles other than mutual funds with a total of $107,265,508.47 million in assets; and 60 other accounts with a total of $10,943,983,405.20 billion in assets. Paul A. Magnuson managed 17 mutual funds with a total of $14,284,454,262.83 billion in assets; 4 pooled investment vehicles other than mutual funds with a total of $105,189,466.27 million in assets and 56 other accounts with a total of $10,437,898,762.23 billion in assets. R. Burns McKinney managed 11 mutual funds with a total of $13,878,332,192.71 billion in assets; 4 pooled investment vehicles other than mutual funds with a total of $105,189,466.27 million in assets and 50 other accounts with a total of $9,685,066,271.61 billion in assets. Jeffrey S. Partenheimer managed 13 mutual funds with a total of $8,422,884,866.05 billion in assets; 2 pooled investment vehicles other than mutual funds with a total of $11,038,144.74 million in assets and 44 other accounts with a total of $8,701,201,103.26 billion in assets.

Thomas W. Oliver managed 9 mutual funds with a total of $9,107,271,283.77 billion in assets; 2 pooled investment vehicles other than mutual funds with a total of $11,038,144.74 million in assets and 48 other accounts with a total of $9,631,078,088.90 billion in assets. Morley Campbell managed 6 mutual funds with a total of $4,928,115,169.35 billion in assets; 3 pooled investment vehicles other than mutual funds with a total of $96,227,363.73 million in assets and 10 other accounts with a total of $1,053,154,168.83 billion in assets.
Securities Ownership of Portfolio Managers. As of December 31, 2008, none of Ben Fischer, Paul A. Magnuson, Jeffrey Partenheimer, R. Burns McKinney, Thomas Oliver and Morley Campbell beneficially owned any shares of the Portfolios.
NWQ Investment Management Company LLC
Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one account. More specifically, Portfolio Managers who manage multiple accounts are presented with the following potential conflicts:
•	The management of multiple accounts may result in a Portfolio Manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of Portfolio Managers by having Portfolio Managers focus on a particular investment discipline. Most accounts managed by a Portfolio Manager in a particular investment strategy are managed using the same investment models.

•	If a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating portfolio transactions across multiple accounts.

•	With respect to many of its clients’ accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate, non-simultaneous, transactions for the Portfolio and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or the other accounts.

•	Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the Portfolio Manager. Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a Portfolio Manager has day-to-day management responsibilities.
NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.”
Portfolio Manager Compensation Structure.
NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary.

The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.
Available bonus pool compensation is primarily a function of the firm’s overall annual profitability. Individual bonuses are based primarily on the following:
•	Overall performance of client portfolios

•	Objective review of stock recommendations and the quality of primary research

•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic
To further strengthen our compensation package and to create an even stronger alignment to the long-term success of the firm, NWQ has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of NWQ over time.
Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements, which include significant non-solicitation and, in some cases, non-compete clauses.
Other Accounts Managed by the Portfolio Managers. As of December 31, 2008, Phyllis G. Thomas managed 5 registered investment companies with a total of $114 million in assets; 1 pooled investment vehicle other than registered investment companies with a total of $86.7 million in assets and 3,365 other accounts with a total of $1.035 billion in assets. None of these accounts have performance based fees.
Securities Ownership of Portfolio Managers. As of December 31, 2008, Phyllis G. Thomas did not beneficially own any shares of the Portfolio.
RiverSource Investments, LLC
Potential Conflicts of Interest. RiverSource Investments Portfolio Managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio Managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A Portfolio Manager may manage another account whose fees may be materially greater than the management fees paid by the Roszel/Seligman Mid Cap Growth Portfolio and may include a performance based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics, and places additional investment restrictions on Portfolio Managers who manage hedge funds and certain other accounts.
RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.
In addition to the accounts above, Portfolio Managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Roszel/Seligman Mid Cap Growth Portfolio. The investment manager’s Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the Portfolio Managers and other “investment access persons” to invest in securities that may be recommended or traded in the Portfolio and other client accounts.

Portfolio Manager Compensation Structure. As determined by Seligman (the Roszel/Seligman Mid Cap Growth Portfolio’s predecessor Adviser), for the year ended December 31, 2008, as compensation for his responsibilities, Mr. Voss received (i) a fixed base salary; (ii) a fixed minimum bonus; and (iii) a bonus based on the investment performance of certain Seligman funds for which Mr. Voss serves as Portfolio Manager (the “Voss Funds”) as compared to the funds constituting the Lipper averages that include the Voss Funds.
For 2009, as determined by RiverSource Investments, Portfolio Manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds.
Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each Portfolio Manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee.
RiverSource Investments Portfolio Managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments Portfolio Managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.
Other Accounts Managed by the Portfolio Managers. As of December 31, 2008, Erik J. Voss managed 5 other registered investment companies with a total of approximately $1.9 billion in assets; 0 pooled investment vehicles other than registered investment companies; and 17 other accounts with a total of approximately $130 million in assets.
Securities Ownership of Portfolio Managers. As of December 31, 2008, Erik J. Voss did not beneficially own any shares of the Portfolio.
Santa Barbara Asset Management, LLC
Potential Conflicts of Interest. The Portfolio Managers’ simultaneous management of the Portfolio and other accounts may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Portfolio and the other accounts. Santa Barbara has adopted several policies that it believes address and mitigate potential conflicts of interest, including Best Execution Policy and Trading Policy and Procedures (including allocation) that are designed (1) to ensure that Portfolio Managers are seeking best execution for portfolio securities under the circumstances, (2) to promote fair and equitable allocation of investment opportunities among accounts over time and (3) to comply with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the Portfolio Manager. In addition, Santa Barbara has adopted a Code of Ethics that sets forth policies regarding conflicts of interest. The code contains provisions reasonably designed to prevent access persons, investment personnel, and the Portfolio Managers from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1 under the Investment Company Act of 1940 (such as fraud, material misstatements or omissions and manipulative practices).

Portfolio Manager Compensation Structure.
Compensation — Compensation for Portfolio Managers consists of three basic elements — base salary, cash bonus, and long-term incentive compensation. Santa Barbara’s compensation strategy is to annually compare overall compensation including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining Portfolio Managers’ compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the Portfolio Manager, the investment performance of the accounts managed by the Portfolio Manager, and the overall performance of Nuveen Investments, Inc., (the parent company of Santa Barbara). Although investment performance and assets under management are factors in determining compensation, they are not necessarily decisive factors. Additionally, although Santa Barbara will use certain benchmarks to evaluate Portfolio Managers’ performance, (specifically the composite of the Santa Barbara Conservative Growth Portfolio; the composite of the Russell 1000 Growth Index; and the Strategy Portfolio, a proprietary benchmark consisting of certain equity securities in Santa Barbara’s Conservative Growth universe that reflect Santa Barbara’s conservative large-cap growth equity strategy) these benchmarks are only some of the factors considered in determining compensation.
Base Salary — Each Portfolio Manager is paid a base salary that is set at a level determined by Santa Barbara in accordance with its overall compensation strategy discussed above. Santa Barbara is not under any current contractual obligation to increase the base salaries of any Portfolio Manager.
Cash Bonus — Each Portfolio Manager is eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by the Portfolio Manager’s direct management, including the Office of the Chairman of Nuveen Investments, Inc. These reviews and evaluations take into account a number of factors, including the effectiveness of the Portfolio Manager’s investment strategies, the performance of the accounts managed by the Portfolio Manager relative to any benchmarks established for the accounts, the Portfolio Manager’s effectiveness in communicating investment performance to shareholders and their representatives, and the Portfolio Manager’s contribution to Santa Barbara’s investment process and execution of investment strategies. The cash bonus component is also impacted by the overall performance of the parent company in achieving its business objectives. Santa Barbara is not under any current contractual obligation with respect to the payment of cash bonuses to any Portfolio Manager.
Long-Term Incentive Compensation — Each Portfolio Manager for the conservative growth style is eligible to receive bonus compensation in the form of equity-based awards. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in long-term potential with the firm. The Sub-Advisor is not under any current contractual obligation with respect to the granting of equity-based compensation to any of the Portfolio Managers.
Deferred Retention Program — Portfolio Managers participate in a Deferred Retention Award program, as part of their compensation for the management of the Santa Barbara Conservative Growth Portfolio. Awards granted under this program have various individual and team-related performance goals and related vesting schedules. The value of the awards are adjusted over the vesting period on a quarterly basis for investment gains/losses to reflect the actual performance of the composite of the Santa Barbara Conservative Growth Portfolio, thereby linking compensation with the portfolio’s success.
Other Accounts Managed by the Portfolio Managers. As of December 31, 2008, Daniel C. Roarty, James J. Jolinger, Nancy M. Crouse and Robert Norton collectively managed 3 registered investment companies with a total of $59.8 million in assets; 3 pooled investment vehicles other than registered investment companies with a total of $8.8 million in assets and 7,145 other accounts with a total of $1.18 billion in assets. The Conservative Growth Portfolio Managers do not manage any accounts with performance based fees.
Securities Ownership of Portfolio Managers. As of December 31, 2008, none of Daniel C. Roarty, James J. Jolinger, Nancy M. Crouse and Robert Norton beneficially owned any shares of the Portfolio.

OTHER ROLES AND RELATIONSHIPS OF BANK OF AMERICA AND ITS AFFILIATES -
CERTAIN CONFLICTS OF INTEREST
As described in the prospectuses, Roszel Advisors and other affiliates of Bank of America receive compensation from the Portfolios for the various services they provide to the Portfolios. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Portfolios, which are typically included as exhibits to Part C of this registration statement.
In many instances, the compensation paid to Roszel Advisors and other Bank of America affiliates for the services they provide to the Portfolios is based, in some manner, on the size of the Portfolios’ assets under management. As the size of the Portfolios’ assets under management grows, so does the amount of compensation paid to Roszel Advisors and other Bank of America affiliates for providing services to the Portfolios. This relationship between Portfolio assets and affiliated service provider compensation may create economic and other conflicts of interest of which Portfolio investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Prospectuses. In addition, Part 1A of Roszel Advisors’ Form ADV, which it must file with the SEC as an investment adviser registered under the Investment Advisers Act of 1940, provides information about Roszel Advisors’ business, assets under management, affiliates and potential conflicts of interest. Part 1A of Roszel Advisors’ Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov. Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Portfolios may arise from the financial services activities of Bank of America and its affiliates, including the investment advisory/management services it provides for clients and customers other than the Portfolios. In this regard, Bank of America is a major financial services company, engaged in a wide range of financial activities beyond the mutual portfolio-related activities of Roszel Advisors, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Portfolios. The following describes certain actual and potential conflicts of interest that may be presented.
Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Bank of America and its Affiliates in Connection With Other Advised/Managed Funds and Accounts
Roszel Advisors and other affiliates of Bank of America may advise or manage funds and accounts other than the Portfolios. In this regard, Bank of America and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Portfolios. Roszel Advisors and Bank of America’s other investment adviser affiliates (including Columbia Funds and Columbia Wanger Asset Management, L.P.) will give advice to and make decisions for all advised/managed funds and accounts as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. Each Portfolio and the other advised/managed funds and accounts of Bank of America and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Bank of America and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Portfolios.
A variety of other actual and potential conflicts of interest may arise from the advisory relationships of Roszel Advisors and other Bank of America affiliates with other clients and customers. Advice given to the Portfolios and/or investment decisions made for the Portfolios by Roszel Advisors or other Bank of America affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of each of the Portfolios may differ from the performance of other funds or accounts advised/managed by Roszel Advisors or other Bank of America affiliates. Similarly, a position taken by Bank of America and its affiliates, including Roszel Advisors, on behalf of other funds or accounts may be contrary to a position taken on behalf of a Portfolio. Moreover, Bank of America and its affiliates, including Roszel Advisors, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which one or more Portfolios are invested. For example, a Portfolio may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Portfolio for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Bank of America and its affiliates engage.
Investment transactions made on behalf of other funds or accounts advised/managed by Roszel Advisors or other Bank of America affiliates also may have a negative effect on the value, price or investment strategies of the Portfolios. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, a Portfolio and causes the Portfolio to experience less favorable trading results than it otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by Roszel Advisors and other Bank of America affiliates, including the other Portfolios, may have the same or very similar investment objective and strategies as a Portfolio. In this situation, the allocation of, and competition for, investment opportunities among the Portfolios and other funds and/or accounts advised/managed by Roszel Advisors or other Bank of America affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. Roszel Advisors has adopted policies and procedures addressing the allocation of investment opportunities among the Portfolios and other funds and accounts advised by Roszel Advisors and other affiliates of Bank of America.

Bank of America and its affiliates also may possess information that could be material to the management of a Portfolio and may not be able to, or may determine not to, share that information with the Portfolio, even though the information might be beneficial to the Portfolio. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed portfolios and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Bank of America and its affiliates generally will have no obligation to share any such information with the Portfolios. In general, employees of Bank of America and its affiliates, including the portfolio managers of Roszel Advisors, will make investment decisions without regard to information otherwise known by other employees of Bank of America and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Bank of America and its affiliates. For example, if Roszel Advisors or another Bank of America affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Portfolios.
Services Provided to Other Advised/Managed Accounts
Bank of America and its affiliates also may act as an investment adviser, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Portfolios, and may receive compensation for acting in such capacity. This compensation that Roszel Advisors, Distributor and Transfer Agent and other Bank of America affiliates receive could be greater than the compensation Bank of America and its affiliates receive for acting in the same or similar capacity for the Portfolios. In addition, Roszel Advisors, Distributor and Transfer Agent and other Bank of America affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Bank of America and its affiliates may receive from other advised/ managed funds and accounts and other relationships could potentially create incentives to favor other advised/ managed funds and accounts over the Portfolios. Trades made by Bank of America and its affiliates for the Portfolios may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by Roszel Advisors and other Bank of America affiliates. If trades are aggregated among the Portfolios and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Portfolios as compared to the other funds and accounts with which trades were aggregated.
Certain Trading Activities
The directors/trustees, officers and employees of Bank of America and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to one or more Portfolios. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Bank of America and its affiliates will materially adversely affect the Portfolios, Bank of America and its affiliates have adopted policies and procedures, and the Portfolios, the Board, Roszel Advisors and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities.
Subject to applicable legal and regulatory requirements, the Portfolios may enter into transactions in which Bank of America and/or its affiliates may have an interest that potentially conflicts with the interests of the Portfolios. For example, an affiliated broker may sell securities to a Portfolio from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.
Investment Limitations Arising from Bank of America Activities
Regulatory restrictions applicable to Bank of America and its affiliates may limit the Portfolios’ investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Bank of America and its affiliates also may be restricted in the securities that can be bought or sold for the Portfolios and other advised/managed funds and accounts because of the investment banking, lending or other relationships Bank of America and its affiliates have with the issuers of securities. This could happen, for example, if the Portfolios and/or other advised/managed funds and accounts desired to buy a security issued by a company for which Bank of America or its affiliates served as underwriter. The internal policies and procedures of Bank of America and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Portfolios’ investment activities. A client not advised by Bank of America and its affiliates would not be subject to many of these restrictions.
Actual and Potential Conflicts of Interest Related to Bank of America and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Portfolios
The lending, investment banking and other relationships that Bank of America and its affiliates may have with companies and other entities in which a Portfolio may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Portfolio may invest (a) in the securities of Bank of America and/or its affiliates and/or in companies in which Bank of America and its affiliates have a lending, investment banking, equity, debt or other interest, and/or (b) in the securities of companies held by other Portfolios. The purchase, holding and sale of such securities by a Portfolio may enhance the profitability and the business interests of Bank of America and/or its affiliates and/or other Portfolios. There also may be limitations as to the sharing with Roszel Advisors of information derived from the non-investment advisory/ management activities of Bank of America and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Bank of America and its affiliates generally will not share information derived from its non-investment advisory/ management activities with Roszel Advisors.

DISCLOSURE OF PORTFOLIO HOLDINGS
The Trust’s Board of Trustees and Roszel Advisors have adopted policies and procedures regarding the disclosure of each Portfolio’s holdings. Information about each Portfolio’s holdings may be disclosed only if such disclosure: (1) is approved by an officer of the Trust; (2) is in the best interest of contract owners; (3) serves a legitimate business purpose of the Trust; (4) does not create conflicts between the interests of fund shareholders and contract owners, and those of the Trust’s affiliates; and (5) is expected to provide potential benefits to the Trust that outweigh any potential costs arising from the possibility that such disclosure could provide individuals with the opportunity to take advantage of the Trust. Disclosures are considered to serve the legitimate business purposes of the Trust if: (1) done to further the interests of the Trust and (2) the disclosure is not expected to result in harm to the Trust (such harm could occur by permitting third parties to trade ahead of, or “front-run,” the Portfolios or to effect trades in shares of the Portfolios with information about portfolio holdings that other potential investors do not have).
Neither the Trust nor Roszel Advisors nor any of the Sub-Advisers are paid to provide information about the portfolio securities of a Portfolio. Information about a Portfolio’s holdings is only disclosed in the manners described below.
Each Portfolio’s holdings are made public in the Trust’s annual and semi-annual reports. These reports are filed with the SEC and mailed to variable contract owners within 60 days after December 31 and June 30, respectively. In addition, each Portfolios’ holdings as of fiscal quarter end are reported to the SEC within 60 days after the end of the Funds’ first and third fiscal quarters. Portfolio holdings information, in the form of a list of the top ten holdings of each Portfolio as of the end of each fiscal quarter, is provided to all contract owners with their quarterly account statements for that quarter.
Within five days after the end of each month, a complete listing of each Portfolio’s holdings is made available on an internal website that is only accessible by MLLIC and MLLICNY home office personnel, sales representatives of MLPFS, and other employees whose conduct is governed by a code of ethics.
The Trust has entered into ongoing arrangements to provide both Morningstar and Lipper with a complete list of each Portfolio’s holdings on a monthly basis. Morningstar is provided with such information on the second business day of the following month and Lipper is provided with the information on the third business day of the following month.
Additionally, persons who owe a duty of trust or confidence to the Trust or to Roszel Advisors may receive information regarding portfolio holdings at times other than those specified above as is necessary to provide services to the Trust. The Trust may also provide Portfolio holdings information, as part of its normal business activities, to the Trust’s independent public accounting firm (as of the Trust’s fiscal year end and on an as needed basis), the Trust’s Administrator (on an as needed basis), the Trust’s Custodian (on an as needed basis), counsel to the Trust (on an as needed basis), Transfer and Dividend Disbursing Agent, counsel to the independent trustees, Goodwin Procter LLP, (on an as needed basis) and members of the board of trustees (on an as needed basis). For more information on these persons, please see the “Trust Management,” “Investment Advisory and Other Services,” and “Other Services” sections of this SAI.
The board of trustees shall, on an annual basis, receive a report detailing the recipients of the portfolio holdings information and the reason for such disclosures.
There can be no assurance that the Trust’s policies and procedures on disclosure of portfolio holdings will protect the Trust from misuse of such information by individuals or entities that come into possession of the information.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
The Advisers are responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”). The Advisers will only use MLPF&S to execute brokerage transactions for the Portfolios if there are adequate compliance policies and procedures in place to prevent the persons responsible for selecting brokers and dealers to effect the Portfolio’s securities transactions from taking into account MLPF&S’s promotion or sale of the variable annuity contracts through which the shares of the Trust are offered, or its promotion or sale of securities of any other registered investment company, and if there are adequate compliance policies and procedures in place to prevent the Trust, the Advisers, and the principal underwriter of the Trust, from entering into any agreement or understanding under which the Trust directs, or is expected to direct, portfolio securities transactions, or any other remuneration, to MLPF&S in consideration for the promotion or sale of the variable annuity contracts through which the shares of the Trust are offered, or for MLPF&S’s promotion or sale of securities of any other registered investment company.
Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board.
In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The trust does not deal with MLPF&S in any transaction in which MLPF&S acts as principal.
In placing orders for portfolio securities of a Portfolio, its Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser seeks to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios do not necessarily pay the lowest spread or commission available. In the selection of brokers and dealers to execute portfolio transactions, Advisers are authorized to consider not only prices and rates of brokerage commissions, but also other relevant factors including: (1) a broker or dealer’s execution capabilities, (2) the size of the transaction, (3) the difficulty of executing the transaction, (4) research, brokerage and other services provided by such brokers or dealers when the Adviser believes that such services will enhance its general portfolio management capabilities, (5) a broker or dealer’s operational facilities, (6) the risk to such a broker or dealer of positioning a block of securities, and (7) brokerage service arrangements made available by the broker or dealer.
With regard to (4) above, the Advisers consider research and brokerage services provided by: (a) brokers or dealers who effect, or are parties to, portfolio transactions of the Portfolios, (b) affiliates of the Adviser, (c) affiliates of other Advisers, or (d) other clients of the Advisers or affiliates of such clients. Such research and brokerage products or services are those which brokerage houses customarily provide to institutional investors and include advice as to the value of securities or the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, or by furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. The particular product or service must reflect the expression of reasoning or knowledge or its producer or creator. Such services are used by the Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the Portfolios may be used in managing other investment accounts.

Conversely, brokers or dealers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Portfolios, and the services furnished by such brokers or dealers may be used by the Advisers in providing investment advisory services for the Portfolios.
On occasions when the Adviser determines that the purchase or sale of a security is in the best interest of a Portfolio as well as its other advisory clients (including any other Portfolio or other advisory account for which the Adviser or an affiliate acts as investment adviser), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities being sold or purchased for the Portfolio with those being sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, is made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Portfolio.
Subject to the above considerations, each Adviser may use a broker that is an affiliated person of the Trust or Roszel Advisors (or their affiliates), such as MLPF&S, or a broker that is an affiliated person of that Adviser, to effect transactions on a securities exchange for a Portfolio it advises (an “affiliated broker”). In order for an affiliated broker to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard limits affiliated brokers to receiving no more than the remuneration expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Board, including a majority of the non-interested trustees, have adopted or approved procedures for each Adviser which are reasonably designed to ensure that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard. Brokerage transactions with affiliated brokers also are subject to such fiduciary standards as applicable law imposes on the Adviser and/or affiliated brokers.
In addition, Section 11(a) of the Securities Exchange Act of 1934 provides that member firms of a national securities exchange (such as MLPF&S) may not effect transactions on such exchange for the account of an investment company of which the member firm or its affiliate is the investment adviser, except pursuant to the requirements of that Section. The Board has adopted procedures designed to insure compliance with the requirements of Section 11(a) in order that Advisers may use MLPF&S in these circumstances. In this regard, MLPF&S provides the Trust at least annually with a statement setting forth the total amount of all compensation retained by it in connection with effecting transactions for the accounts of each Portfolio. The Board will review and approve all of each Portfolio’s portfolio transactions with MLPF&S and the compensation paid to MLPF&S for such transactions.
For the years ended December 31, 2006, December 31, 2007 and December 31, 2008, the Portfolios paid brokerage commissions as set forth below:

	Year	Year	Year
	Ended	Ended	Ended
	December 31,	December 31,	December 31,
Portfolio	2006	2007	2008
Roszel/Lord Abbett Large Cap Value Portfolio	$5,124	$5,549	$3,346
Roszel/Davis Large Cap Value Portfolio	2,063	433	620
Roszel/BlackRock Equity Dividend Portfolio	7,559	8,631	5,815
Roszel/Lord Abbett Affiliated Portfolio	28,370	78,195	72,777
Roszel/Fayez Sarofim Large Cap Core Portfolio	1,069	771	607
Roszel/AllianceBernstein Large Cap Core Portfolio	4,895	2,463	1,557

Roszel/Santa Barbara Conservative Growth Portfolio	5,344	4,006	2,357
Roszel/Marsico Large Cap Growth Portfolio	3,877	50,153	61,323
Roszel/Allianz CCM Capital Appreciation Portfolio	668,637	293,886	379,188
Roszel/Allianz NFJ Mid Cap Value Portfolio	2,952	2,275	2,249
Roszel/Lord Abbett Mid Cap Value Portfolio	101,740	96,028	93,168
Roszel/Cadence Mid Cap Growth Portfolio	1,946	5,648	4,371
Roszel/Seligman Mid Cap Growth Portfolio	366,424	232,608	138,841
Roszel/NWQ Small Cap Value Portfolio	7,469	7,913	6,400
Roszel/Allianz NFJ Small Cap Value Portfolio	88,613	69,417	130,393
Roszel/Delaware Small-Mid Cap Growth Portfolio	5,276	4,763	2,248
Roszel/JPMorgan Small Cap Growth Portfolio	185,381	152,521	87,270
Roszel/Delaware Trend Portfolio	83,967	85,650	117,598
Roszel/Lazard International Portfolio	518	577	383
Roszel/JPMorgan International Equity Portfolio	3,555	4,583	1,084
Roszel/BlackRock Fixed Income Portfolio II	0	0	0
Roszel/BlackRock Fixed-Income Portfolio	0	0	0
Roszel/Lord Abbett Bond Debenture Portfolio	217	369	184
The increase in brokerage commissions for the Roszel/Marsico Large Cap Growth Portfolio from 2006 to 2008 was primarily the result of significant increased positive cash flows into the Portfolio, which resulted in increased trading activity. The increase in brokerage commissions for the Roszel/Lord Abbett Affiliated Portfolio from 2006 to 2008 was primarily the result of increased cash flows in and out of the Portfolio.
A number of the Portfolios have had a significant decrease in brokerage commissions from 2006 and 2007 to 2008. These decreases are largely a result of lower asset levels in those Portfolios.
For the years ended December 31, 2006, December 31, 2007 and December 31, 2008, the Portfolios paid brokerage commissions to Merrill Lynch Pierce Fenner & Smith Inc. (“MLPF&S”), Citation Financial Group, Broadcourt Capital and Oppenheimer & Co. as set forth below. Citation Financial Group is a division of MLPF&S that previously had a brokerage service arrangement with the Trust on behalf of each of the Portfolios. In each case, the entities indicated below are affiliated persons of the Portfolios due to their relationship with either MLPF&S (the ultimate corporate parent of Roszel Advisors) or the Sub-Advisers.
The table below presents for the year ended December 31, 2008, the aggregate dollar amount of the commissions paid to affiliated brokers, the percentage of each Portfolio’s commissions paid to that affiliated broker and the percentage of each Portfolio’s brokerage business effected by that broker.

			Percentage of
			Portfolio’s
			Dollar Amount
		Percentage of	of Transactions
		Portfolio’s	Effected
	Brokerage	Commissions	Through
	Commissions	to Affiliated	Affiliated
Portfolio	Paid	Brokers	Brokers	Broker
Roszel/Lord Abbett Large Cap Value Portfolio	$20	0.59%	0.54%	MLPF&S
	40	1.18%		Citation Financial Group
Roszel/BlackRock Equity Dividend Portfolio	$312	5..37%	6.77%	MLPF&S
Roszel/Fayez Sarofim Large Cap Core Portfolio	$7	1.16%	0.91%	MLPF&S
Roszel/AllianceBernstein Large Cap Core Portfolio	$271	17.42%	17.28%	MLPF&S
	12	0.76%	2.09%	Citation Financial Group
Roszel/Lord Abbett Mid Cap Value Portfolio	$3,935	4.22%	7.37%	MLPF&S
	$156	0.17%	0.44%	Citation Financial Group
Roszel/Cadence Mid Cap Growth Portfolio	$128	2.92%	2.13%	MLPF&S
Roszel/Seligman Mid Cap Growth Portfolio	$1,629	1.17%	0.84%	MLPF&S
	$2,084	1.50%	0.91%	Citation Financial Group
Roszel/NWQ Small Cap Value Portfolio	$8	0.12%	0.32%	Citation Financial Group
Roszel/Allianz NFJ Small Cap Value Portfolio	$1,866	1.43%	1.51%	Citation Financial Group
Roszel/JPMorgan Small Cap Growth Portfolio	$1,550	1.78%	2.11%	MLPF&S
Roszel/Lord Abbett Affiliated Portfolio	$4,342	5.97%	5.07%	MLPF&S
	$823	1.13%	1.54%	Citation Financial Group
Roszel/Allianz CCM Capital Appreciation Portfolio	$19,559	5.16%	3.50%	MLPF&S
	$1,588	0.42%	0.23%	Oppenheimer & Co.
Roszel/Delaware Trend Portfolio	$1,505	1.28%	1.60%	MLPF&S
	$1,958	1.66%	2.09%	Citation Financial Group
For the year ended December 31, 2007 and December 31, 2006, the Portfolios paid brokerage commissions to affiliated brokers as set forth in the tables below:

	Brokerage Commissions
	Paid For Year Ended
Portfolio	December 31, 2007	Broker
Roszel/Lord Abbett Large Cap Value Portfolio	$141	MLPF&S
	1,313	Citation Financial Group
Roszel/Davis Large Cap Value Portfolio	3	MLPF&S
Roszel/BlackRock Equity Dividend Portfolio	225	MLPF&S
Roszel/Fayez Sarofim Large Cap Core Portfolio	47	MLPF&S
	26	Broadcourt Capital
Roszel/AllianceBernstein Large Cap Core Portfolio	463	MLPF&S
	77	Citation Financial Group
Roszel/Marsico Large Cap Growth Portfolio	555	MLPF&S
Roszel/Allianz NFJ Mid Cap Value Portfolio	9	Citation Financial Group
Roszel/Lord Abbett Mid Cap Value Portfolio	16,780	MLPF&S
	10,210	Citation Financial Group
Roszel/Cadence Mid Cap Growth Portfolio	107	MLPF&S
	24	Broadcourt Capital
Roszel/Seligman Mid Cap Growth Portfolio	4	MLPF&S
	73,184	Citation Financial Group
Roszel/NWQ Small Cap Value Portfolio	3,457	Citation Financial Group
Roszel/Allianz NFJ Small Cap Value Portfolio	3,234	MLPF&S
	12,685	Citation Financial Group
Roszel/Delaware Small-Mid Cap Growth Portfolio	1,391	Citation Financial Group
	288	MLPF&S
Roszel/JPMorgan Small Cap Growth Portfolio	1,221	MLPF&S
Roszel/JPMorgan International Equity Portfolio	138	MLPF&S
Roszel/Lord Abbett Affiliated Portfolio	28,405	MLPF&S
	19,237	Citation Financial Group
Roszel/Allianz CCM Capital Appreciation Portfolio	3,877	MLPF&S
	55,501	Citation Financial Group
	1,115	Broadcourt Capital
Roszel/Delaware Trend Portfolio	2,477	MLPF&S
	15,459	Citation Financial Group

	Brokerage Commissions
	Paid For Year Ended
Portfolio	December 31, 2006	Broker
Roszel/Lord Abbett Large Cap Value Portfolio	$420	MLPF&S
	1,320	Citation Financial Group
Roszel/Davis Large Cap Value Portfolio	188	MLPF&S
	693	Citation Financial Group
Roszel/BlackRock Equity Dividend Portfolio	369	MLPF&S
Roszel/AllianceBernstein Large Cap Core Portfolio	1,617	MLPF&S
	4	Citation Financial Group
Roszel/Marsico Large Cap Growth Portfolio	210	MLPF&S
Roszel/Allianz NFJ Mid Cap Value Portfolio	327	MLPF&S
	1,629	Citation Financial Group
Roszel/Lord Abbett Mid Cap Value Portfolio	8,863	MLPF&S
	8,293	Citation Financial Group
Roszel/Cadence Mid Cap Growth Portfolio	23	MLPF&S
Roszel/Seligman Mid Cap Growth Portfolio	2,415	MLPF&S
	86,025	Citation Financial Group
Roszel/NWQ Small Cap Value Portfolio	2,408	Citation Financial Group
	72	MLPF&S
Roszel/Allianz NFJ Small Cap Value Portfolio	438	MLPF&S
	11,281	Citation Financial Group
Roszel/Delaware Small-Mid Cap Growth Portfolio	1,004	Citation Financial Group
	181	MLPF&S
Roszel/JPMorgan Small Cap Growth Portfolio	4,880	MLPF&S
Roszel/JPMorgan International Equity Portfolio	1,654	MLPF&S
	534	Broadcourt Capital
Roszel/Lord Abbett Affiliated Portfolio	6,974	MLPF&S
	3,932	Citation Financial Group
Roszel/Allianz CCM Capital Appreciation Portfolio	12,497	MLPF&S
	90,388	Citation Financial Group
Roszel/Delaware Trend Portfolio	759	MLPF&S
	10,301	Citation Financial Group

Regular Broker-Dealers: The Trust’s Portfolios’ regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commission from the Trust; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; or (iii) the ten broker-dealers that sold the largest dollar amount of Portfolio shares. During the year ended December 31, 2008, the following Portfolios purchased securities issued by the Trust’s regular broker-dealers:

		Value of Portfolio Holding
Portfolio	Regular Broker-Dealer	as of 12/31/08
Roszel/Lord Abbett Large Cap Value Portfolio	JPMorgan Securities Inc.	$176,568
Roszel/Davis Large Cap Value Portfolio	JPMorgan Securities Inc.	68,105
	Citigroup	2,818
Roszel/BlackRock Equity Dividend Portfolio	JPMorgan Securities Inc.	69,997
Roszel/Lord Abbett Affiliated Portfolio	JPMorgan Securities	1,849,329
Roszel/Fayez Sarofim Large Cap Core Portfolio	Morgan Stanley & Co.	3,609
	JPMorgan Securities Inc.	11,981
Roszel/AllianceBernstein Large Cap Core Portfolio	JPMorgan Securities Inc.	7,410
Roszel/Marisco Large Cap Growth Portfolio	JPMorgan Securities Inc.	467,401
Roszel/Delaware Small-Mid Cap Growth Portfolio	Investment Technology Group	11,360
Roszel/JPMorgan Small Cap Growth Portfolio	Investment Technology Group	173,808
Delaware Trend Portfolio	Investment Technology Group	154,496
Roszel/BlackRock Fixed-Income Portfolio	Credit Suisse First Boston	18,669
	JPMorgan Securities Inc.	29,114
	JPMorgan Securities Inc.	29,524
	JPMorgan Securities Inc.	41,462
	JPMorgan Securities Inc.	42,954
	Morgan Stanley & Co.	22,672
	Morgan Stanley & Co.	4,129
	Morgan Stanley & Co.	19,679
	Morgan Stanley & Co.	55,566
	Citigroup	7,712
	Citigroup	24,636
	Citigroup	14,456
	Citigroup	9,992
Roszel/Lord Abbett Bond Debenture Portfolio	JPMorgan Securities Inc.	52,776
Portfolio Turnover
The Portfolios generally do not invest for short-term trading purposes; however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. A high portfolio turnover rate increases a Portfolio’s transaction costs (including brokerage commissions or dealer costs), which adversely impact a Portfolio’s performance.
The portfolio turnover rate for the Roszel/BlackRock Equity Dividend Portfolio was significantly higher in 2008 than in 2007 due to the Portfolio’s change in investment strategy. The Roszel/JPMorgan International Equity Portfolio had a significantly higher portfolio turnover rate in 2007 than in 2008 because of a sub-adviser transition during 2007.

DETERMINATION OF NET ASSET VALUE
Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of each Portfolio. In accordance with procedures adopted by the Board, the net asset value per share is calculated by determining the net worth of each Portfolio (assets, including securities at market value, minus liabilities) divided by the number of that Portfolio’s outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”). Each Portfolio computes its net asset value once daily at the close of such trading (normally 4:00 p.m. New York time), on each day (as described in the Prospectuses) that the Trust is open for business.
Assets of the Portfolios are valued as follows:
(1)	securities and other investments listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the official closing price on that exchange or the official closing price on the NASDAQ on the valuation day; if no official closing price is available, securities traded on a U.S. exchange or NASDAQ are valued at fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees of the Trust;

(2)	over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, valued at fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees of the Trust;

(3)	debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the Administrator if those prices are considered by the Administrator to be representative of market values as of the close of business of the New York Stock Exchange (“NYSE”);

(4)	options and futures contracts are valued at the last sale price on the market where any such option or futures contracts is principally traded;

(5)	over-the-counter option contracts are valued based upon prices provided market makers in such securities or dealers in such currencies;

(6)	forward foreign currency exchange contracts are valued using a pricing service and then calculating the mean between the last bid and asked quotations supplied by dealers in such contracts;

(7)	all other securities and other assets, including those for which a pricing service supplies no quotations or quotations are not considered by the Administrator to be representative of market values, but excluding debt securities with remaining maturities of 60 days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board; and

(8)	debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value.
Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies is converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in good faith by or under procedures established by the Board.

Trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is normally completed well before the close of the NYSE on each business day. In addition, European or Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days for the Trust and days on which the Portfolios’ net asset values are not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. As a result, changes in the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE may not be reflected in the calculation of a Portfolio’s net asset value unless the Valuation Committee determines that a significant event has occurred since the closing of the foreign market and makes an adjustment. The Portfolios do not invest significantly in securities traded in foreign markets. Instead, the Portfolios generally make investments in foreign companies through ADRs, which are traded in the United States.
Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Portfolio would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar Portfolio or portfolio which uses available market quotations to value all of its portfolio securities.
DISTRIBUTION AND REDEMPTION OF SHARES
Specific information regarding the sale (distribution) or repurchase (redemption) of shares of the Trust by the Trust is discussed under “Purchase and Redemption of Shares” in the prospectus.
Distribution of Shares
Pursuant to an agreement with the Trust, shares of the Trust are currently issued and redeemed through MLPF&S. MLPF&S is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. and its principal business address is 4 World Financial Center, New York, New York 10080. Under the terms of the agreement, MLPF&S is not compensated by the Trust, sells and redeems shares at their net asset value without any sales or redemption charges and is not obligated to sell any specific number of shares.
Redemption of Shares
The Trust is required to redeem all full and fractional shares for cash at the net asset value per share next calculated after the Trust receives the redemption order. The Trust generally makes payment for shares redeemed within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which:
•	trading on the NYSE is restricted or such exchange is closed for other than weekends and holidays;

•	an emergency exists, as determined by the SEC, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and

•	the SEC by order permits postponement for the protection of shareholders.

TAX MATTERS
Portfolio Taxation
The following discussion of the federal tax status of the Portfolios is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.
Qualification as Regulated Investment Company
Each Portfolio is treated as a separate taxpayer for federal income tax purposes. Each Portfolio has elected to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to qualify as a regulated investment company each year. If a Portfolio: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including, for this purpose, its net ordinary investment income and net realized short-term capital gain) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which each Portfolio intends to do, then under the provisions of Subchapter M, the Portfolio should have little or no liability for federal income taxes. In particular, a Portfolio will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).
Each Portfolio generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.
A Portfolio must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gain from the sale or disposition of securities (including gain from related investments in foreign currencies), and other income (including gain from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and (b) net income derived from an interest in a “qualified publicly-traded partnership”; and (2) at the close of each quarter of the Portfolio’s taxable year, (a) at least 50% of the value of the Portfolio’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the Portfolio may consist of such other securities of any one issuer, and the Portfolio may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Portfolio must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Portfolio and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more “qualified publicly-traded partnerships.”
Distributions to Avoid Federal Excise Tax
A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years. To the extent that a regulated investment company fails to do this, it is subject to a 4% non-deductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a regulated investment company, such as a Portfolio, whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, or parties that contributed in aggregate $250,000 or less in seed money to the regulated investment company. The Portfolios are, therefore, not subject to the excise tax.

Section 817(h) Diversification Requirements
Each of the Portfolios also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in the shares of a mutual fund registered under the 1940 Act as an open-end management investment company (such as the Portfolios), provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued thereunder. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which a Portfolio may invest. In order to comply with future requirements of Section 817(h) (or related provisions of the Code), a Portfolio may be required, for example, to alter its investment objectives.
The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a “safe harbor” described below, as of the end of each calendar quarter, or within 30 days thereafter:
•	no more than 55% of a Portfolio’s total assets may be represented by any one investment

•	no more than 70% by any two investments

•	no more than 80% by any three investments

•	no more than 90% by any four investments
Section 817(h) provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, U.S. Government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.
Compliance with Applicable Requirements
If for any taxable year a Portfolio fails to qualify as a regulated investment company, or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at the regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year a Portfolio fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if a Portfolio fails to comply with the diversification (or other) requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Portfolio would be taxed on the investment earnings under their contracts and, thereby, lose the benefit of tax deferral. Accordingly, compliance with the above requirements is carefully monitored by the Portfolios’ Investment Adviser and Sub-Advisers, and each Portfolio intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a Portfolio than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Portfolio’s Investment Adviser and Sub-Advisers might otherwise select.

Capital Loss Carryforwards
As of December 31, 2008, the following Portfolios have capital loss carryforwards as indicated below. To the extent provided in the Code and regulations thereunder, a Portfolio may carry forward such capital losses to offset realized capital gains in future years.

	Expiration Date: December 31
Portfolio	2011	2012	2013	2014	2015
Roszel/BlackRock Fixed-Income Portfolio	373	79,760	83,966	133,336	171,456
Investments in Foreign Securities
Investment income received from sources within foreign countries, or capital gain earned by a Portfolio investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that entitle the Portfolios to a reduced rate of tax or exemption from tax on this related income and gain. The effective rate of foreign tax cannot be determined at this time since the amount of these Portfolios’ assets to be invested within various countries is not now known. Each Portfolio will operate so as to qualify for treaty-reduced rates of tax when applicable.
If a Portfolio acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Portfolio could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders. The Portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in such Portfolios would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Portfolio to recognize taxable income or gain without the concurrent receipt of cash. Any Portfolio that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.
Foreign exchange gain and losses realized by a Portfolio in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treats such gain and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Portfolio’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Portfolio must derive at least 90% of its annual gross income.
Investments with Original Issue Discount
Each Portfolio that invests in certain PIKs, zero coupon securities, or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Portfolio elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because a Portfolio must meet the 90% distribution requirement to qualify as a regulated investment company, it may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps
A Portfolio’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gain and losses realized by the Portfolio (that is, may affect whether gain or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer losses of the Portfolio. These rules: (1) could affect the character, amount and timing of distributions to shareholders of a Portfolio, (2) could require the Portfolio to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out), and (3) may cause the Portfolio to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above. To mitigate the effect of these rules and prevent its disqualification as a regulated investment company, each Portfolio seeks to monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment.
The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Portfolio may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.
Investor Taxation
Under current law, owners of variable life insurance contracts and variable annuity contracts who are indirectly invested in a Portfolio generally are not subject to federal income tax on Portfolio earnings or distributions or on gain realized upon the sale or redemption of Portfolio shares until they are withdrawn from the contract. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts.
CAPITALIZATION
The Trust was organized in Delaware on February 14, 2002 as a Delaware statutory trust. The Trust is authorized to issue an unlimited number of shares of beneficial interest, which currently are divided into the following twenty-three series: Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Davis Large Cap Value Portfolio, Roszel/BlackRock Equity Dividend Portfolio, Roszel/Lord Abbett Affiliated Portfolio, Roszel/Fayez Sarofim Large Cap Core Portfolio, Roszel/AllianceBernstein Large Cap Core Portfolio, Roszel/Santa Barbara Conservative Growth Portfolio, Roszel/Marsico Large Cap Growth Portfolio, Roszel/Allianz CCM Capital Appreciation Portfolio, Roszel/Allianz NFJ Mid Cap Value Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Cadence Mid Cap Growth Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/NWQ Small Cap Value Portfolio, Roszel/Allianz NFJ Small Cap Value Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio, Roszel/JPMorgan Small Cap Growth Portfolio, Roszel/Delaware Trend Portfolio, Roszel/Lazard International Portfolio, Roszel/JPMorgan International Equity Portfolio, Roszel/BlackRock Fixed Income Portfolio II, Roszel/BlackRock Fixed-Income Portfolio, and Roszel/Lord Abbett Bond Debenture Portfolio. Each series currently has only one class of shares. The Trust may establish additional portfolios with corresponding series of shares and may create one or more classes in any existing or new series, with each class having the powers, rights, qualifications, limitations as to dividends, and restrictions as the Board may determine at that time.
Each issued and outstanding share is entitled to participate equally in dividends and distributions declared for its series and class by the Board and, upon liquidation or dissolution, in the net assets supporting such series and class remaining after satisfaction of outstanding liabilities. As issued, all shares are fully paid and non-assessable.

Voting Rights
As an investment company organized as a Delaware statutory trust, the Trust is not required to hold annual shareholders’ meetings. The Board will, however, call a meeting of the holders of one or more series of shares, or of all of the Trust’s shareholders, as applicable, whenever the 1940 Act requires shareholder action in connection with one or more of the following: (1) election of trustees, (2) approval of the management agreement, (3) approval of a subadvisory agreement as to which Roszel Advisors and the Trust do not have appropriate exemptions from the 1940 Act shareholder approval requirements, (4) ratification of selection of independent accountants, (5) approval of an underwriting agreement, or (6) reorganization or termination of a Portfolio or the Trust. The Secretary of the Trust is required to call a meeting of shareholders if requested to do so by a majority of the Board or, subject to certain conditions, by the written request of the holders of 10% or more of the votes entitled to be cast on a matter.
On any matter submitted to a vote of shareholders, each shareholder is entitled to one vote for each dollar (and fractional vote for each fraction of a dollar) of net asset value standing in such shareholder’s name on the books of each series in which such shareholder owns shares entitled to vote. Except for the election of trustees and any matter for which the 1940 Act requires a “majority of outstanding voting securities”, any matter on which shareholders vote is approved by the affirmative vote of a majority of the votes cast at a meeting of the shareholders at which a quorum is present. The presence, in person or by proxy, of shareholders entitled to cast at least thirty percent (30%) of the votes entitled to be cast on any matter constitutes a quorum as to such matter. Trustees may be elected by a plurality of votes entitled to be cast. Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Trust voting for the election of trustees can elect all of the trustees of the Trust if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any trustees.
Matters in which the interests of all the Portfolios are substantially identical (such as the election of trustees or the approval of independent public accountants) are voted on by all shareholders without regard to the separate Portfolios. Matters that affect all or several Portfolios, but where the interests of the Portfolios are not substantially identical (such as approval of the investment management agreement) are voted on separately by the shareholders of each Portfolio for their Portfolio. Matters affecting only one Portfolio (such as a change in its fundamental investment restrictions), are voted on separately by the shareholders of that Portfolio.
MLLIC and separate accounts of MLLIC and MLLICNY hold Portfolio shares on behalf of owners of variable contracts. Pursuant to current interpretations of the 1940 Act, MLLIC and MLLICNY intend to solicit instructions from such variable contract owners as to how to vote shares held to support their contracts and intend to vote such shares in accordance with timely receipt of such instructions. MLLIC and MLLICNY intend to vote shares they hold directly, as well as shares held in their separate accounts for which they do not receive timely instructions, in the same proportion as those shares for which voting instructions are received.
CODES OF ETHICS
The Board has adopted a code of ethics under Rule 17j-1 of the 1940 Act. The code of ethics covers the conduct (including the personal securities transactions) of each of the Trust’s officers and trustees, as well as of any employees of the Trust, including those employees who participate in the selection of Portfolio securities or who have access to information regarding the Trust’s pending purchases and sales of Portfolio securities (collectively referred to as “Covered Persons”). The managers of Roszel Advisors also have adopted a code of ethics that covers the conduct and personal securities transactions of officers, managers, and employees of Roszel Advisors, including Roszel Advisors’ Covered Persons. The Trust and Roszel Advisors have a joint code of ethics. Likewise, MLPF&S, the principal underwriter of the Trust, has adopted a code of ethics covering the conduct and personal securities transactions of officers, directors, and employees of MLPF&S, including MLPF&S’s Covered Persons.

The code of ethics is designed to prevent violations of the fiduciary responsibility owed to the clients. In general, the code of ethics restricts purchases or sales of securities being purchased or sold, or being considered for the purchase or sale, by the Trust or by Roszel Advisors. The code of ethics also prohibits personal securities transactions, other than those executed through a specified broker-dealer, unless written permission is obtained prior to the transaction. Every personal securities transaction must be periodically reported to the Chief Compliance Officer. Investment Personnel are subject to additional restrictions with regard to the Portfolio they manage. Investment Personnel must notify the Chief Compliance Officer of any intended securities transaction involving a security owned or contemplated for purchase by the managed Portfolio, they may not purchase or sell a security within seven days either before or after a purchase or sale of the same security by the managed Portfolio, they may not establish a position counter to the position of the managed Portfolio and they may not recommend that the managed Portfolio make an investment in a personal holding of the Investment Person. At least annually, the Trust and Roszel Advisors must furnish to the Trust’s Board, and the Board must consider, a written report describing any issues arising under the code of ethics and certifying that the Trust or the Investment Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. Violations of the code of ethics must be brought to the attention of the Chief Compliance Officer, who will investigate and, if appropriate, levy sanctions. A copy of the code of ethics will be furnished to any client upon request. Each Adviser also has adopted, and the Board has reviewed and approved, a substantially similar code of ethics. Each Adviser has represented to the Trust that its code contains provisions reasonably necessary to prevent its personnel from engaging in the deceptive, manipulative, or fraudulent conduct prohibited by Rule 17j-1 of the Investment Company Act of 1940 Act, Rule 204A of the Investment Advisers Act of 1940 or from violating the code.

PORTFOLIO PERFORMANCE
Performance Chart
The following table shows the average annual total returns for the one year, five years and the period from inception to December 31, 2008.

		One Year	Five Years	Inception
		Ended	Ended	to
	Inception	December	December	December
Portfolio	Date	31, 2008	31, 2008	31, 2008
Roszel/Lord Abbett Affiliated Portfolio	5/1/03	-32.42%	-1.13%	2.40%
Roszel/Allianz CCM Capital Appreciation Portfolio	5/1/03	-41.52%	-1.99%	1.20%
Roszel/Delaware Trend Portfolio	5/1/03	-45.98%	-5.67%	-1.36%
Roszel/Lord Abbett Large Cap Value Portfolio	7/1/02	-34.05%	-1.39%	2.94%
Roszel/Davis Large Cap Value Portfolio	7/1/02	-36.83%	-1.73%	0.12%
Roszel/BlackRock Equity Dividend Portfolio	7/1/02	-41.52%	-4.38%	-0.73%
Roszel/Fayez Sarofim Large Cap Core Portfolio	7/1/02	-34.63%	-2.65%	0.06%
Roszel/AllianceBernstein Large Cap Core Portfolio	7/1/02	-48.95%	-7.99%	-4.69%
Roszel/Santa Barbara Conservative Growth Portfolio	7/1/02	-35.09%	-4.29%	-2.04%
Roszel/Marsico Large Cap Growth Portfolio	7/1/02	-42.43%	-4.34%	-1.47%
Roszel/Allianz NFJ Mid Cap Value Portfolio	7/1/02	-38.67%	-4.96%	-3.04%
Roszel/Lord Abbett Mid Cap Value Portfolio	7/1/02	-39.60%	-1.83%	0.42%
Roszel/Cadence Mid Cap Growth Portfolio	7/1/02	-44.59%	-2.63%	-0.28%
Roszel/Seligman Mid Cap Growth Portfolio	7/1/02	-47.17%	-4.62%	-0.53%
Roszel/Delaware Small-Mid Cap Growth Portfolio	7/1/02	-45.78%	-3.88%	-2.43%
Roszel/NWQ Small Cap Value Portfolio	7/1/02	-47.72%	-2.97%	0.31%
Roszel/Allianz NFJ Small Cap Value Portfolio	7/1/02	-26.31%	4.95%	7.42%
Roszel/JPMorgan Small Cap Growth Portfolio	7/1/02	-43.10%	-3.12%	-0.09%
Roszel/Lazard International Portfolio	7/1/02	-35.60%	1.53%	3.42%
Roszel/JPMorgan International Equity Portfolio	7/1/02	-41.50%	0.05%	2.78%
Roszel/BlackRock Fixed Income Portfolio	7/1/02	1.64%	2.79%	2.93%
Roszel/BlackRock Fixed-Income Portfolio II	7/1/02	9.41%	5.14%	5.11%
Roszel/Lord Abbett Bond Debenture Portfolio	7/1/02	-19.22%	0.55%	3.77%
30-Day Yield
The 30-day yield for the Portfolios set forth below as of December 31, 2008 were as follows:

30-Day Yield
Roszel/Lord Abbett Bond Debenture Portfolio	10.67%
Roszel/BlackRock Fixed Income Portfolio	3.90%
Roszel/BlackRock Fixed-Income Portfolio II	3.23%

OTHER SERVICES
Transfer Agent
Financial Data Services, Inc. (“FDS”), an affiliate of Merrill Lynch, located at 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the Trust’s transfer agent. Services provided by FDS include issuing and recording the Trust’s shares, effecting transfers of shares, preparing and issuing dividends and distribution payments, providing certain communications directly to shareholders and maintaining shareholder account records. FDS is obligated to exercise care and diligence in the performance of its duties. FDS is entitled to receive from each Portfolio a monthly fee based upon the average daily net assets of that Portfolio, according to the following schedule:

Portfolio Assets	Annual Fee or Rate
Up to $15,000,000	$7,500
Above $15,000,000 through $25,000,000	0.05%
Above $25,000,000 through $50,000,000	0.04%
Above $50,000,000 through $75,000,000	0.03%
Above $75,000,000	0.025%
Custodian
JPMorgan Chase Bank (“JPMorgan”), located at 270 Park Avenue, New York, New York 10017 maintains custody of the Trust’s assets. JPMorgan is responsible for holding all securities and cash of each Portfolio, receiving and paying for securities purchased, delivering securities sold against payment, and receiving and collecting income from investments, making all payments covering expenses of the Trust, all as directed by persons authorized by the Trust. JPMorgan does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Portfolios or the Trust. Portfolio securities of the Portfolios purchased domestically are maintained in the custody of JPMorgan and may be entered into the Federal Reserve, Depository Trust Company, or Participant’s Trust Company book entry systems. Portfolio securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan and such other custodians or subcustodians, including foreign banks and foreign securities depositories, as are selected by JPMorgan in accordance with regulations under the 1940 Act.
Independent Registered Public Accounting Firm
The firm of PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, is the independent registered public accounting firm of the Trust. For prior fiscal years, Deloitte & Touche LLP was the independent registered public accounting firm of the Trust.
Legal Counsel
Sutherland Asbill & Brennan LLP of Washington, D.C. is counsel to the Trust.
Additional Information
This SAI and the Prospectuses do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the SEC under the Securities Act of 1933.

FINANCIAL STATEMENTS
The Trust’s financial statements are contained in the Trust’s Annual Report for the year ended December 31, 2008, which either accompanies this SAI or has previously been provided to the person to whom this SAI is being sent, are incorporated herein by reference.

APPENDIX 1 — DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS
Commercial Paper Ratings
Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs.
Moody’s Investors Service, Inc. (“Moody’s”). Commercial paper merits a “Prime” rating upon Moody’s evaluation of many factors, including: (1) the issuer’s management; (2) the issuer’s industry or industries and the speculative-type risks that may be inherent in certain areas; (3) the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings for a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the issuer’s management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer’s commercial paper attains a “Prime-1,” “Prime-2,” or “Prime-3” rating from Moody’s.
“Prime-1” indicates a superior ability for repayment of senior short-term debt obligations. Issuer repayment ability is based in part on: (1) leading market positions in well-established industries; (2) a high of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternative liquidity.
“Prime-2” indicates a strong ability for repayment of short-term debt obligations. Issuer repayment ability is normally evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be subject to more variation than “Prime-1.” Capitalization characteristics, while still appropriate, may be affected more by external conditions than “Prime-1.” Ample alternative liquidity is maintained.
Standard & Poor’s Rating Group (“S&P”). S&P rates commercial paper based on the likelihood of the repayment of debt. S&P uses the following characteristics to rate commercial paper: (1) liquidity ratios adequate to meet cash requirements; (2) long-term senior debt is rated “A” or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) the issuer’s industry is well-established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated “A-1,” “A-2,” or “A-3.”
“A-1” indicates that the degree of safety regarding timely payment is very strong. “A-1” issues determined to possess overwhelming safety characteristics are designated with a plus (+) sign.
“A-2” indicates the capacity for timely payment on issues is strong; however, the relative degree of safety is not as high as for issues designated “A-1.”
Corporate Bond Ratings
Moody’s. Moody’s assigns an “Aaa” rating only to the best quality bonds. These bonds, commonly known as “gilt edged,” carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such issues.
Bonds rated “Aa” are high quality by all standards. Together with the “Aaa” group, “Aa” bonds comprise what are generally known as high-grade bonds. They are rated lower than “Aaa” bonds because of their smaller margins of protection or the fluctuation of protective elements may be of greater amplitude or there may be other elements present making long-term risks appear somewhat larger than in “Aaa” securities.

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Bonds rated “Baa” are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. “Baa” bonds lack outstanding investment characteristics and have speculative characteristics.
Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured as higher rated bonds. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes “Ba” bonds.
Bonds rated “B” generally lack desirable investment characteristics. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Bonds rated “Caa” are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.
Bonds rated “Ca” represent obligations which are highly speculative. These issues are often in default or have other marked shortcomings.
Bonds rated “C” are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody’s modifies corporate bond ratings numerically with a “1,” “2,” or “3” in each generic classification from Aa through Caa. The modifier “1” indicates that the bond ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category.
S&P. S&P assigns an “AAA” rating to bonds with an extremely strong capacity to pay interest and repay principal. Bonds rated “AA” have a very strong capacity to pay interest and repay principal, qualify as high-quality debt obligations, and differ from “AAA” issues in most instances only in small degree. Bonds rated “A” also have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher categories.
Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas, they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
Bonds rated “BB”, “B”, “CCC”, “CC”, and “C”, are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated “BB” have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

Bonds rated “B” have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.
Bonds rated “CCC” are currently vulnerable to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.
Bonds rated “C” are currently highly vulnerable to nonpayment. They may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments continue.
Bonds are rated “D” when the issue has failed to pay one or more of its financial obligations (rated or unrated) when it came due. The “D” rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due.
S&P modifies ratings with a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings from “AA” to “CCC” may be modified with a plus (+) or minus (-) sign.

APPENDIX 2 — SUMMARY OF SUB-ADVISER PROXY VOTING GENERAL GUIDELINES
SUMMARY OF SUB-ADVISER PROXY VOTING GENERAL GUIDELINES

GENERAL GUIDELINES FOR THE BOARD OF DIRECTORS
			Limiting		Requiring audit,
			director &	SHP	compensation,
		Director and	officer liability	Eliminating,	and nominating			Requiring a
	Director	officer	for money	directing, or	committees to			majority of
	Nominees in	indemnification	damages for	restricting	consist only of		Stock ownership	independent	Splitting
	uncontested	and liability	violating the	charitable	independent	Term limits for	requirements for	directors on the	Chairman and	Fixing the size
	elections	protection	duty of care	contributions	directors	outside directors	directors	board	CEO positions	of the board
ISS	CBC	CBC[1]	Against	Against	For SHP	Against SHP	Against SHP	CBC SHP	CBC	For
BlackRock	For	N/A	N/A	N/A	For	Against	Against	For	Against	For
JPMorgan	CBC	CBC[1]	Against	Against	For SHP	Against SHP	For SHP	For	For	For
AllianceBernstein	For	CBC[1]	N/A	N/A	For	Against	Against SHP	For	For	N/A
Santa Barbara	CBC	CBC[1]	Against	Against	For SHP	Against SHP	Against SHP	For	For	For
Davis Advisors	For	CBC	Against	Against	For	Against	Against	N/A	N/A	For
Lord Abbett	CBC	N/A	N/A	N/A	N/A	N/A	N/A	N/A	CBC	N/A
Lazard	MR	For	MR	N/A	For	Against	Against	For	CBC SHP	N/A

RiverSource	MR	For	For	Against	For	For MR; Against SHP	N/A	For[2]	N/A	MR
NWQ	CBC	CBC[1]	Against	Against	For SHP	Against SHP	Against SHP	CBC SHP	CBC	For
Fayez	MR	MR	Against	MR	MR	Against SHP	Against SHP	Follows ISS	Follows ISS	MR
Marsico†	MR	MR	MR	MR	MR	MR	MR	MR	MR	MR
CCM	MR	For MP	Against	MR	For	Against SHP	Against SHP	For	N/A	For MP
NFJ	MR	For MP	Against	N/A	For	Against SHP	Against SHP	For	N/A	For MP
Delaware	CBC	CBC[1]	Against	Against	For SHP	Against SHP	Against SHP	For SHP	CBC SHP	For

†	Marsico may in its sole discretion, vote against a Management Recommendation based on its vote-by-vote analysis if such vote appears consistent with the best interests of its clients.

[1]	Votes against proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness indemnification. Will vote for only those proposals that provide expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.
KEY FOR PROXY SUMMARIES
CBC: Case-by-Case
Follows ISS: the Sub-Adviser will follow the was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably recommendation of ISS on each individual proposal
MR: Follows Management’s recommendation
SHP: Shareholder Proposal

GENERAL GUIDELINES FOR PROXY CONTESTS AND CORPORATE DEFENSES
					Allowing					Removing
					shareholders to				Management	restrictions on
	Director	Reimbursing			nominate or		Restricting SH		ability to alter	the right of SH
	nominees in	proxy		Removal of	remove		ability to call	SH ability to	the size of the	to act
	contested	solicitation	Board	directors only	directors	Cumulative	special	act by written	board without	independ. of
	elections	expenses	classification	for cause	directly	voting	meetings	consent	SH approval	management
ISS	CBC	CBC	Against	Against	For	CBC[2]	Against	For	Against	N/A
BlackRock	N/A	N/A	Against	N/A	For	Against	N/A	N/A	N/A	N/A
JPMorgan	CBC	CBC	CBC	Against	For	CBC	Against	Against	Against	For
AllianceBernstein	CBC	N/A	Against	N/A	N/A	Against	Against	For	N/A	N/A
Santa Barbara	CBC	CBC	Against	Against	For	CBC	Against	For	Against	For
Davis Advisors	CBC	CBC	Against	Against	N/A	CBC	Against	For	Against	For
Lord Abbett	CBC	N/A	CBC	N/A	N/A	Against	N/A	N/A	N/A	N/A
Lazard	N/A	N/A	Against	N/A	N/A	CBC	Against	For	N/A	N/A

RiverSource	CBC	N/A	Against	N/A	N/A	Against	Against	For	MR	N/A
NWQ	CBC	CBC	Against	Against	For	CBC[4]	Against	For	Against	N/A
Fayez	Follows ISS	Follows ISS	MR	Against	For	Against	Against	For	Against	N/A
Marsico†	MR	MR	MR	MR	MR	MR	MR	MR	MR	MR
CCM	MR	N/A	Against	For	Against SHP	Against	For	Against	Against	N/A
NFJ	N/A	N/A	Against	N/A	Against SHP	CBC For	For	Against	Against	N/A
Delaware	CBC	CBC	Against	Against	For	CBC[4]	Against	For	Against	For

†	Marsico may in its sole discretion, vote against a Management Recommendation based on its vote-by-vote analysis if such vote appears consistent with the best interests of its clients.

[2]	Votes CBC to allow cumulative voting, but votes against proposals to eliminate it.

GENERAL GUIDELINES FOR TAKEOVERS, TENDER OFFERS, AND CORPORATE DEFENSES
Proposal to have
poison pills
	submitted to	Adopting a poison			Lowering the SH		Requiring a super-
	shareholders for	pill; MP to ratify a	Proposal to redeem a	Adopting Fair Price	vote requirement in	Anti-Greenmail	majority SH vote to
	ratification	poison pill	poison pill	Provisions (FPP)	existing FPPs	provisions	effect change
ISS	For SHP	CBC	CBC SHP	CBC[3]	N/A	For	Against
BlackRock	For	Against	For	N/A	N/A	N/A	N/A
JPMorgan	For SHP	CBC	CBC SHP	For[5]	N/A	For	Against
AllianceBernstein	For SHP	N/A	CBC	CBC	N/A	For	Against
Santa Barbara	For SHP	Against	For SHP	CBC	For SHP	For	Against
Davis Advisors	Against	Against	For	CBC	For	For	Against
Lord Abbett	For SHP	CBC	CBC	For	N/A	For	Against
Lazard	For	CBC	CBC	Against	N/A	N/A	Against

RiverSource	For	For	For	For	N/A6	N/A	Against
NWQ	For SHP	CBC	CBC SHP	CBC[5]	N/A	For	Against
Fayez	For SHP	Follows ISS	Follows ISS	Follows ISS	N/A	For	Against
Marsico†	MR	MR	MR	MR	MR	MR	MR
CCM	For	CBC	For MP; CBC SHP	For MP5	For SHP	For	Against
NFJ	For	CBC	For MP; CBC SHP	For MP5	For SHP	For	Against
Delaware	For SHP	CBC MP	CBC SHP	CBC	For	For	Against

†	Marsico may in its sole discretion, vote against a Management Recommendation based on its vote-by-vote analysis if such vote appears consistent with the best interests of its clients.

[3]	Will vote against if SH vote requirement is greater than a majority of disinterested shares.

GENERAL GUIDELINES FOR MISCELLANEOUS CORPORATE GOVERNANCE PROVISIONS
		Independent Vote					Giving Management
		Tabulators and	Allowing Significant				authority to
		Independent	SHs equal access to	Bundled		Changing date, time,	adjourn a
		Inspectors of	management’s proxy	(Conditioned)	Shareholder Advisory	or location of annual	SH meeting for any
	Confidential voting	elections	materials	Proposals	Committee	SH meeting	reason
ISS	For	For SHP	For	CBC	CBC	For MP; Against SHP	Against
BlackRock	For	For	N/A	N/A	N/A	N/A	N/A
JPMorgan	For SHP	For SHP	For	CBC	N/A	Against SHP	N/A
AllianceBernstein	For	N/A	For	N/A	N/A	Against SHP	N/A
Santa Barbara	For SHP*	For SHP*	For	CBC	CBC	For MP; Against SHP	Against
Davis Advisors	For	For	For	CBC	CBC	N/A	N/A
Lord Abbett	CBC	N/A	N/A	N/A	N/A	N/A	N/A
Lazard	For	N/A	N/A	N/A	Against	MR	Against

RiverSource	For	N/A	Abstain	N/A	Against	N/A	CBC
NWQ	For	For SHP	For	CBC	CBC	For MP; Against SHP	Against
Fayez	For	MR	For	Follows ISS	Follows ISS	For MP; Against SHP	Against
Marsico†	MR	MR	MR	MR	MR	MR	MR
CCM	For	For	For	N/A	Against SHP	Against SHP	N/A
NFJ	For	For	For	N/A	Against SHP	Against SHP	N/A
Delaware	For	For SHP	N/A	CBC	N/A	For MP; Against SHP	Against

*	Votes for SHP as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

†	Marsico may in its sole discretion, vote against a Management Recommendation based on its vote-by-vote analysis if such vote appears consistent with the best interests of its clients.

GENERAL GUIDELINES FOR AUDITORS
		Restricting ability of auditors to provide non-	Requiring a company to periodically change
	Approval of independent auditors	audit services	its audit firm (every 5 years or more)
ISS	For	CBC	For
BlackRock	For	N/A	N/A
JPMorgan	For[4]	N/A	For
AllianceBernstein	For	CBC	N/A
Santa Barbara	For	CBC[7]	CBC
Davis Advisors	For	CBC	For
Lord Abbett	MR	N/A	N/A
Lazard	MR	N/A	N/A
	For	N/A	N/A
RiverSource	Follows ISS	Against	N/A
NWQ	For	CBC	For
Fayez	For	Follows ISS	For
Marsico†	MR	MR	MR
CCM	For	Against SHP	Against SHP
NFJ	For	Against SHP	Against SHP
Delaware	For	CBC SHP	For SHP

†	Marsico may in its sole discretion, vote against a Management Recommendation based on its vote-by-vote analysis if such vote appears consistent with the best interests of its clients.

[4]	Will vote against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees.

[6]	Will support limiting the shareholder vote required for approving a proposal under such a plan to a majority.

GENERAL GUIDELINES FOR CAPITAL STRUCTURE
Requiring SH
ratification of
blank check
	Share		Increasing			Increasing the		preferred stock		Authorizing
	repurchase		number of			number of	Creating a new	issues for		preferred stock
	programs		shares of			authorized	class of	other than	Authorizing	with
	where all SH		common stock		Increase shares	blank check	common stock	general	the creation of	reasonable,
	can participate		authorized for	Reverse stock	for debt	preferred	with superior	corporate	blank check	specified
	on equal terms	Stock split	issue	split	restructuring	shares	voting rights	purposes	preferred stock	rights
ISS	For	For	CBC	For	CBC	CBC	Against	For	Against[5]	N/A
BlackRock	For	For	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
JPMorgan	For MP	For MP	CBC	For MP	CBC	CBC	N/A	For	Against[8]	For
AllianceBernstein	For	CBC	CBC	N/A	N/A	Against	Against	N/A	Against	N/A
Santa Barbara	For MP	For MP**	CBC	CBC	CBC	CBC	Against	For	Against	N/A
Davis Advisors	For	For	CBC	CBC	CBC	CBC	Against	N/A	CBC	For
Lord Abbett	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Lazard	For	For MP	For MP6	For MP	N/A	Against	CBC	For	Against	For MP10

RiverSource	For	For	Follows ISS	For[10]	Follows ISS	CBC	CBC	N/A	CBC	CBC
NWQ	For	For	CBC	For	CBC	CBC	Against	For	Against[8]	N/A
Fayez	For	For	Follows ISS	For	Follows ISS	Follows ISS	Against	For	Against	N/A
Marsico†	MR	MR	MR	MR	MR	MR	MR	MR	MR	MR
CCM	For MP	For MP	For MP	For MP	CBC	Against	Against	For	Against	For[10]
NFJ	For MP	For MP	For MP	For MP	CBC	N/A	Against	For	Against	For[10]
Delaware	For MP	For MP	CBC	For MP	For	Against	Against	N/A	Against[8]	For

**	Provided split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

†	Marsico may in its sole discretion, vote against a Management Recommendation based on its vote-by-vote analysis if such vote appears consistent with the best interests of its clients.

[5]	Will vote for if shares can’t be used as a takeover defense.

[6]	As long as not related to anti-takeover measures.

GENERAL GUIDELINES FOR COMPENSATION AND BENEFITS
Employee stock
purchase or
		Submitting golden	Retirement	SHP to limit	ownership plans	Implementing a	Paying outside	Further disclosure
	Compensation	& tin parachutes	benefits for	executive and	that apply to all	401(k) savings	directors only in	of executive and
	plans	for SH ratification	outside directors	director pay	employees	plan for employees	stock	director pay
ISS	CBC	For	N/A	CBC	CBC	For	N/A	For
BlackRock	Follows ISS[7]	N/A	Against	N/A	For	N/A	Against	For
JPMorgan	CBC	N/A	N/A	CBC	For[8]	For	N/A	For SHP
AllianceBernstein	N/A	For[9]	N/A	Against	CBC	N/A	Against	For
Davis Advisors	CBC	For	Against	CBC	For	For	CBC	For
Santa Barbara	CBC	For	Against	CBC	For	For	CBC	For
Lord Abbett	CBC	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Lazard	For	N/A	N/A	Against	For	N/A	N/A	Against

RiverSource	Follows ISS	N/A	For	Against	For[10]	N/A	N/A	Against
NWQ	CBC	For	N/A	CBC	CBC	For	N/A	For
Fayez	Follows ISS	For	N/A	Follows	Follows ISS	For	N/A	For
Marsico†	MR	MR	MR	MR	MR	MR	MR	MR
CCM	CBC	For[11]	N/A	Against	For MP12	For MP	N/A	Against SHP
NFJ	CBC	For[13]	N/A	Against	For MP14	For MP	N/A	Against SHP
Delaware	CBC	For	Against	Against	CBC	For	Against	For SHP

†	Marsico may in its sole discretion, vote against a Management Recommendation based on its vote-by-vote analysis if such vote appears consistent with the best interests of its clients.

[7]	If ISS’s recommendation is based solely on whether the company’s compensation plan satisfies the allowable cap that ISS calculates. If ISS’s recommendation is based on additional factors, examines the proposed compensation plan.

[8]	Votes for plans with an offering period of 27 months or less and voting power dilution is 10% or less; otherwise, votes against.

[9]	Once they have been negotiated by management.

[10]	Provided that the purchase price of the company stock is not less than 85% of fair market value (80% in a U.S. company), the offering period is 27 months or less, and the voting power dilution is 10% or less.

[11]	Vote for MP to limit golden parachutes; vote against SHP to limit golden parachutes.

[12]	As long as the plan does not permit a discount greater than 15%.

[13]	Vote for MP to limit golden parachutes; vote against SHP to limit golden parachutes.

[14]	As long as the plan does not permit a discount greater than 15%.

GENERAL GUIDELINES FOR STATE OF INCORPORATION, MERGERS AND CORPORATE RESTRUCTURING
Allowing the board to
consider non-
shareholder
constituents or other
	Opting in or out	Changing					Proposal to	non-financial effects
	of state takeover	Company’s state	Reincorporation	Mergers and	Corporate	Rights of	change the	when evaluating a
	statutes	of incorporation	outside of U.S.	Acquisitions	Restructuring	Appraisal	company’s name	business change
ISS	CBC	CBC	N/A	CBC	CBC	For	For	N/A
BlackRock	N/A	N/A	N/A	N/A	N/A	N/A	For	N/A
JPMorgan	CBC	CBC	Against	CBC	CBC	For	For	Against
AllianceBernstein	CBC	CBC	CBC	CBC	CBC	N/A	N/A	Against
Davis Advisors	CBC	CBC	CBC	CBC	CBC	For	For	N/A
Santa Barbara	CBC	CBC	CBC	CBC	CBC	For	For	N/A
Lord Abbett	N/A	N/A	N/A	CBC	N/A	N/A	N/A	N/A
Lazard	N/A	N/A	N/A	CBC	CBC	N/A	MR	N/A

RiverSource	N/A	CBC	CBC	CBC	CBC	CBC	For	N/A
NWQ	CBC	CBC	N/A	CBC	CBC	For	For	N/A
Fayez	Follows ISS	Follows ISS	N/A	Follows ISS	Follows ISS	For	For	N/A
Marsico†	MR	MR	MR	MR	MR	MR	MR	MR
CCM	For (opting out only)	CBC[15]	N/A	CBC	CBC	Against SHP	For MP	Against
NFJ	CBC	CBC[16]	N/A	CBC	CBC	Against SHP	For MP	Against
Delaware	CBC	CBC	N/A	CBC	CBC	For	For	Against

†	Marsico may in its sole discretion, vote against a Management Recommendation based on its vote-by-vote analysis if such vote appears consistent with the best interests of its clients.

[15]	Votes against reincorporation in a state with more stringent anti-takeover and related provisions.

[16]	Votes against reincorporation in a state with more stringent anti-takeover and related provisions.

APPENDIX 2 — SUMMARY OF SUB-ADVISER PROXY VOTING GENERAL GUIDELINES
The following narratives and bullet points should be read in conjunction with the information presented in the preceding Chart
          Risk Metrics GroupSM (formerly ISS)(“RMG”) — RMG is an independent proxy voting service. A number of the Sub-Advisers, as noted below, have hired RMG to review proxy proposals and make voting recommendations. While RMG is often asked to make such recommendations based on the Sub-Adviser’s own guidelines, RMG has also developed its own guidelines that Advisers can elect to utilize.
RMG generally recommends voting for:
▪	Management Proposal (“MP”) to reduce the par value of common stock.

▪	Environmental or social reports (1) on the level of greenhouse gas emissions, (2) outlining vendor standards compliance, (3) on a company’s involvement with space based weaponization, (4) on a company’s efforts to diversify the board, (5) on affirmative action initiatives, and (6) outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations.
RMG generally recommends voting against:
▪	Shareholder Proposal (“SHP”) to impose a mandatory retirement age for outside Directors.

▪	Proposals that provide the only continuing Directors may elect replacements to fill board vacancies.

▪	Dual class exchange offers and dual class recapitalizations.

▪	Environmental and social proposals (1) that completely phase out genetically modified ingredients from a company’s products, (2) asking companies to report on the health and environmental effects of genetically modified ingredient, (3) asking companies to report on its policies aimed at curtailing gun violence in the U.S., (4) seeking stronger product warnings, (5) seeking prohibition of investment in tobacco equities, (6) asking a company to affirm political nonpartisanship in the workplace, (7) to report or publish in newspapers the company’s political contributions, (8) disallowing the company from making political, (9) requesting reports on foreign military sales or offsets, (10) seeking information on the diversity efforts of suppliers and service providers, and (11) to extend company benefits to or eliminate benefits from domestic partners.
RMG generally recommends voting on a case-by-case basis:
▪	SHP that seek preemptive rights.

▪	Creation of a tracking stock.

▪	MP to reprice stock options.

▪	Proposals to cancel or ratify golden or tin parachutes.

▪	Environmental or social proposals not already mentioned.
          BlackRock Investment Management, LLC (“BlackRock”) — BlackRock makes proxy voting decisions that it believes are solely in the best interests of its clients. BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. BlackRock has formed a Proxy Voting Committee to address proxy voting issues. The Committee will be chaired by the Chief Investment Officer of BlackRock and will consist of portfolio managers and investment analysts who are representative of various divisions of BlackRock. No BlackRock employee whose responsibilities relate primarily to marketing or sales may serve as a member of the Committee, and the Committee’s membership shall be limited to full-time employees of BlackRock. The Committee will vote by following the guidelines that it has established. However, the Committee will analyze each proxy individually in order to ensure that it is voting in the best interests of the client. When a material issue is involved in voting a proxy and the issuer is an affiliate of BlackRock, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise it on how to vote or to cast the vote for it. The Committee has also hired ISS to assist it. The services provided by ISS include in-depth research, voting recommendations, vote execution, and record keeping.

BlackRock generally votes for:
▪	Proposals seeking election of supervisory board members.

▪	Proposals to allow a board of directors to delegate powers to committees.

▪	Proposals to elect account inspectors.

▪	Proposals seeking authorization to fix the remuneration of auditors.

▪	Approving internal statutory auditors.

▪	Proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years.

▪	Proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights.

▪	Proposals to denominate or authorize denomination of securities or other obligations or assets in Euros.

▪	Proposals designating two shareholders to keep minutes of the meeting.

▪	Proposals concerning accepting or approving financial statements and statutory reports.

▪	Proposals approving the discharge of management and the supervisory board.

▪	Proposals approving the allocation of income and dividends.

▪	Proposals seeking authorization to file required documents/other formalities.

▪	Proposals to authorize the corporate board to ratify and execute approved resolutions.

▪	Proposals electing a chair of the meeting.

▪	Proposals to permit “virtual” shareholder meetings over the Internet.
BlackRock generally votes against:
▪	Proposals seeking additional representation of women and/or minorities to a board of directors.

▪	Proposals to require a mandatory retirement age for directors.

▪	Proposals to reprice stock options.

▪	Proposals seeking authorization to issue shares without preemptive rights.

▪	Proposals that seek authority to act on “any other business that may arise.”

▪	Proposals to require rotating the sites for shareholder meetings.

▪	Proposals that seek to limit corporate conduct because of environmental or social concerns.

▪	Proposals that seek to require companies to report on environmental or social concerns.
          JPMorgan Investment Management Inc. (“JPMorgan”) — Generally, JPMorgan’s proxy voting policies are designed with the uniform objective of encouraging corporate action that enhances shareholder value. To accomplish this goal, JPMorgan has adopted guidelines that were developed and approved by its Proxy Committees. A Proxy Committee and a Proxy Administrator (a JPMorgan professional) have been selected for each global location where proxy voting decisions are made. The Committees will consist of the Proxy Administrator for that region and senior officers from among the investment, legal, compliance, and risk management departments. The Proxy Administrators are charged with oversight of the proxy voting procedures and the entire proxy voting process. Additionally JPMorgan, may, but shall not be obliged to, retain the services of an independent proxy voting service to assist it in the proxy voting process.
          In the event that a JPMorgan investment professional makes a voting recommendation in connection with an “Override” (issues not covered by the guidelines, issues requiring a case-by-case determination, or a vote contrary to the guidelines) he or she must provide the appropriate Proxy Administrator with written certification that he or she received no communication in regard to the proxy that would violate any of JPMorgan’s policies, received no communications that would suggest the existence or an actual or potential conflict between JPMorgan’s interests and that of its clients, and that he or she was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the client’s interests. This certification must also contain an analysis supporting the “Override” recommendation.
          JPMorgan has adopted policies and procedures to address material conflicts of interest that may arise between JPMorgan’s interests and those of its clients. JPMorgan has adopted a Safeguard Policy and established formal informational barriers designed to restrict the flow of information from JPMorgan Chase’s securities, lending, investment banking, and other divisions to JPMorgan investment professionals.

These informational barriers include computer firewalls, the establishment of separate legal entities, and the physical separation of employees from separate business divisions. Material conflicts of interest are also avoided by voting in accordance with the guidelines as pre-determined by the Proxy Committees. When an “Override” vote occurs and a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. In the event that they find an actual conflict, they will decide how to vote the proxy. Additionally, in the course of addressing a material conflict, JPMorgan may elect to take one or more of the following measures, or other appropriate action: removing or “walling off” certain personnel from the proxy voting process, voting in accordance with the guidelines, or deferring the vote to an independent voting service.
          Because the regulatory framework and the business cultures and practices vary from region to region of the world, JPMorgan has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America, and South America (3) Asia (excluding Japan), and (4) Japan. Only the North American guidelines are summarized here and in the chart.
JPMorgan generally votes for:
▪	Proposals to limit the size of the board to 15 members.

▪	Creation of an independent nominating committee.

▪	Proposals to adjourn meetings when votes are not sufficient.

▪	Proposals to allow shareholders to bring up “other matters” at shareholder meetings.

▪	SHP requesting that companies disclose the names of SH proponents.

▪	MP to reduce the par value of common stock.

▪	Cash and cash-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

▪	SHP to expense fixed-price options.
JPMorgan generally votes against:
▪	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

▪	SHP to include non-management employees on the board.

▪	Proposals to increase the number of authorized shares of a class of stock that has superior voting rights.

▪	Repricing stock options.

▪	Proposals requiring executives to hold the stock received upon option exercise for a specified period of time.
JPMorgan generally votes on a case-by-case basis:
▪	Proposals that require companies to seek shareholder approval before placing 10% or more of the voting stock with a single investor.

▪	SHP for performance pay.

▪	Proposals to ratify or cancel golden or tin parachutes.

▪	All proposals related to environmental and social issues.
          AllianceBernstein L.P. (“AllianceBernstein”) — AllianceBernstein has a Proxy Committee that consists of senior investment professionals and a member of its Legal and Compliance Department. The Proxy Committee will review the Proxy Voting Policies and Procedures at least annually. AllianceBernstein also subscribes to the corporate governance and proxy research services of RMG.
          In order to avoid any perceived conflict of interest, AllianceBernstein has established procedures for use when a potential material conflict of interest is encountered to ensure that voting decisions are based on the client’s best interest and are not the product of conflict. In general, the vote will be cast in conformity with the Proxy Voting Policies and Procedures. When the policy states that a vote will be on a case-by-case basis, the Policy provides criteria to guide the vote. If the criteria do not clearly decide the vote, a member of the Proxy Committee will make the voting decision in accordance with AllianceBernstein’s basic principal of increasing the value of the securities in its clients’ accounts, and the voting rationale will be clearly documented. AllianceBernstein also has procedures to review proposed votes.

AllianceBernstein generally votes for:
▪	MP to change the board structure or amend the articles of incorporation.

▪	SHP to submit options repricing to a shareholder vote.

▪	SHP to expense stock options.

▪	SHP to exclude pension income from performance based compensation.

▪	Proposals requiring a company to amend its Equal Opportunity Employment policies to specifically reference sexual orientation.
AllianceBernstein generally votes against:
▪	MP to allow management to act on issues raised by shareholders at a meeting.

▪	SHP to require mandatory holding periods after the exercise of executive stock options.

▪	SHP to require two candidates for each board seat.
AllianceBernstein generally votes on a case-by-case basis:
▪	MP to take advantage of NYSE controlled company exemption.

▪	MP to eliminate preemptive rights.

▪	SHP to permit open access to the proxy.

▪	SHP to require all or a portion of stock options granted to executives to be based on performance.

▪	Social, environmental, and political issue proposals.
          Santa Barbara Asset Management, LLC
          Santa Barbara Asset Management, LLC (“Santa Barbara”) — Santa Barbara will vote on all matters for which a shareholder vote is solicited by issuers of securities beneficially held in client accounts in such manner as Santa Barbara deems appropriate in accordance with Santa Barbara’s written policies and procedures. Santa Barbara’s proxy voting policies and procedures set forth guidelines for voting many typical proxy proposals. In certain instances, Santa Barbara may determine that it is in clients’ best interest to deviate from the guidelines or the proxy issue may require individual case-by-case consideration under the guidelines.
          If a proposal raises a material conflict of interest between Santa Barbara and its client(s), Santa Barbara will vote the proxy in a pre-determined manner, seek client direction or obtain voting direction from an independent third party, as determined by the proxy voting guidelines for the applicable strategy. Although Santa Barbara has affiliates that provide investment advisory, broker-dealer, or other financial services, it does not generally receive non-public information about the business arrangements of such affiliates (except in limited circumstances such as with regard to major distribution partners of their investment products) or the directors, officers and employees of such affiliates. Therefore, Santa Barbara is unable to consider such information in its process of determining whether there are material conflicts of interest.
          Santa Barbara may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the clients’ overall best interests not to vote under the circumstances, such as when the cost of voting exceeds the expected benefit. For example, to the extent that Santa Barbara receives proxies for securities that are transferred into a client’s portfolio that were not recommended or selected by Santa Barbara and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), Santa Barbara may refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities may not further Santa Barbara’s interest in maximizing the value of client investments. Santa Barbara may consider a client’s special request to vote a legacy security proxy, and if agreed would vote such proxy in accordance with the Guidelines. Santa Barbara may determine not to vote securities where the voting would require the transfer of the security to another custodian designated by the issuer.

Such transfer is generally outside the scope of Santa Barbara’s authority and may result in significant operational limitations on Santa Barbara’s ability to conduct transactions relating to the security during the period of the transfer. From time to time situations may arise (operational or other) that may prevent Santa Barbara from voting proxies after reasonable attempts have been made.
          Davis Selected Advisers, L.P. (“Davis Selected”) votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.
Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts known to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.
Davis Advisors has adopted written Proxy Voting Policies and Procedures and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.
Guiding Principles
Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are: (i) the Company’s or management’s long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.
Other factors which we consider may include:
(a) Shareholder-Oriented Management. One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. Davis Advisors’ research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.
(b) Allow responsible management teams to run the business. Because we try generally to invest with “owner-oriented” managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long-standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management’s ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate governance. Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.
(d) Support compensation policies that reward management teams appropriately for performance. We believe that well thought out incentives are critical to driving long-term shareholder value creation. Management incentives ought to be aligned with the goals of long-term owners. In our view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse. In situations where we feel that the compensation practices at companies we own are not acceptable, we will exercise our discretion to vote against compensation committee members and specific compensation proposals.
Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Davis Advisors’ Proxy Procedures and Policies provide additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.
Conflicts of Interest
A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. Davis Advisors’ Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:
(1)	Votes consistent with the “General Proxy Voting Policies,” are presumed to be consistent with the best interests of clients;

(2)	Davis Advisors may disclose the conflict to the client and the client’s consent prior to voting the proxy;

(3)	Davis Advisors may obtain guidance from an independent third party;

(4)	The potential conflict may be immaterial; or

(5)	Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.
          Lord, Abbett & Co. LLC (“Lord Abbett”) — Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett’s Proxy Committee consists of the Portfolio Managers of each investment team and certain members of those teams, the Chief Administrative Officer for the Investment Department, the Firm’s Chief Investment Officer and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team’s portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company’s management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained RiskMetrics Group, formerly Institutional Shareholder Services (“RMG”), to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

          The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds’ Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.
          Lord Abbett is a privately-held firm, and conduct only one business: Lord Abbett manages the investment portfolios of their clients. Lord Abbett is not part of a larger group of companies conducting diverse financial operations. Lord Abbett would therefore expect, based on their past experience, that the incidence of an actual conflict of interest involving Lord Abbett’s proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable Lord Abbett would disclose this potential conflict to the affected Funds’ Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under “Specific Procedures for Potential Conflict Situations”. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, Lord Abbett would follow a recommendation of RMG. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, Lord Abbett would follow the recommendation of RMG.
SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS
Situation 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.
          Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a “Fund Director Company”). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of RMG, then Lord Abbett shall bring that issue to the Fund’s Proxy Committee for instructions on how to vote that proxy issue.
          The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund’s Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.
Situation 2. Lord Abbett has a Significant Business Relationship with a Company.
          Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a “Relationship Firm”). A “significant business relationship” for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds’ total (i.e., gross) dollar amount of shares sold for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett’s Separately Managed Account business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class I shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.
          For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund’s Proxy Committee and shall seek voting instructions from the Fund’s Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of RMG.

SUMMARY OF PROXY VOTING GUIDELINES
          Lord Abbett generally votes in accordance with management’s recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares Lord Abbett is willing to hold.
Election of Directors
          Lord Abbett will generally vote in accordance with management’s recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors’ investment in the company. Lord Abbett also considers whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest. Lord Abbett generally will vote in favor of separation of the Chairman and CEO functions when management supports such a requirement, but Lord Abbett will make their determination to vote in favor of or against such a proposed requirement on a case-by-case basis.
          There are some actions by directors that may result in votes being withheld.
          These actions include, but are not limited to:
1)	Attending less than 75% of board and committee meetings without a valid excuse.

2)	Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

3)	Failing to act on takeover offers where a majority of shareholders tendered their shares.

4)	Serving as inside directors and sit on an audit, compensation, stock option, nominating or governance committee.

5)	Failing to replace management as appropriate.
          Lord Abbett will generally vote in favor of proposals requiring that directors be elected by a majority of the shares represented and voting at a meeting at which a quorum is present, although special considerations in individual cases may cause us to vote against such a proposal. Lord Abbett will consider on a case-by-case basis proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and, as a general matter, Lord Abbett believes that all directors should be accountable on an annual basis. Nonetheless, Lord Abbett recognizes that the basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Moreover, in certain cases, shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, and a classified board may give incumbent management the ability to combat a hostile takeover attempt and thereby preserve shareholder value. Accordingly, Lord Abbett will examine proposals to classify or declassify boards of directors on a case-by-case basis and vote in the manner Lord Abbett determines to be in the best interests of shareholders.
Incentive Compensation Plans
          Lord Abbett will vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case-by-case basis. Lord Abbett uses RMG for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, Lord Abbett also considers the cost associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

          Lord Abbett scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:
1)	The stock’s volatility, to ensure the stock price will not be back in the money over the near term.

2)	Management’s rationale for why the repricing is necessary.

3)	The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

4)	Other factors, such as the number of participants, term of option, and the value for value exchange.
          In large-cap companies Lord Abbett would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies’ compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.
Shareholder Rights
Cumulative Voting
          Lord Abbett generally opposes cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.
Confidential Voting
          There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.
          On balance Lord Abbett believes shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.
Supermajority Voting
          Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

Takeover Issues
          Votes on mergers and acquisitions must be considered on a case-by-case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. Lord Abbett is also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company’s voting stock. Restructuring proposals will also be evaluated on a case-by-case basis following the same guidelines as those used for mergers.
          Among the more important issues that Lord Abbett support, as long as they are not tied in with other measures that clearly entrench management, are:
1)	Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2)	Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3)	Shareholder Rights Plans (so-called “Poison Pills”), usually “blank check” preferred and other classes of voting securities that can be issued without further shareholder approval. However, Lord Abbett looks at these proposals on a case-by-case basis, and only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. Lord Abbett votes for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4)	“Chewable Pill” provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally “Chewable Pill” provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:
•	Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

•	No dead-hand or no-hand pills.

•	Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

•	Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.
Social Issues
          It is Lord Abbett’s general policy to vote as management recommends on social issues, unless Lord Abbett feels that voting otherwise will enhance the value of its holdings. Lord Abbett recognizes that highly ethical and competent management occasionally differ on such matters, and so Lord Abbett reviews the more controversial issues closely.
          Lazard Asset Management LLC (“Lazard”) — As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interest, and within the framework of this Proxy Voting Policy (the “Policy”). Lazard has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfy the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

          Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Absent specific client guidelines, Lazard’s policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective.
          This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.
B. Responsibility to Vote Proxies
          Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account, for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that the client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares.
C. General Administration
          1. Overview
          Lazard’s proxy voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal / Compliance Department and by a Proxy Committee currently consisting of Michael Powers, Managing Director and a Portfolio Manager for Lazard’s international equity products, Richard Tutino, Managing Director and a Portfolio Manager for Lazard’s U.S. equity products, Mark Little, Director and European Portfolio Manager, and Melissa Cook, Managing Director and Lazard’s Global Head of Research. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the “Approved Guidelines”), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard’s General Counsel or Chief Compliance Officer. A representative of Lazard’s Legal / Compliance Department must be present at all Proxy Committee meetings.
          2. Role of Third Parties
          To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Risk Metrics Group (formerly ISS)(“RMG”). RMG, one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.
          RMG provides other proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities of Lazard’s clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and RMG’s analysis.

ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.
          3. Voting Process
          Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.
          Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, “Portfolio Management”) is essential. Portfolio Management is, in Lazard’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer’s shares. Consequently, the Manager of ProxyOps seeks Portfolio Management’s recommendation on how to vote all such proposals.
          In seeking Portfolio Management’s recommendation, the Manager of ProxyOps provides ISS’s recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management’s recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard’s Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management’s recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard’s vote.
          ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management both the Approved Guideline, as well as ISS’s recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.)
D. Specific Proxy Items
          Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

          1. Routine Items
          Lazard generally votes routine items as recommended by the issuer’s management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:
•	routine election or re-election of Directors;

•	appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

•	issues relating to the timing or conduct of annual meetings; and

•	name changes.
          2. Corporate Governance and Shareholder Rights Matters
          Many proposals address issues related to corporate governance and shareholder rights. These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.
a. Board of Director and Its Committees
          Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s Board of Directors. Lazard believes that in most instances, the Board and the issuer’s management are in the best position to make the determination how to best increase the Board’s effectiveness. Lazard does not believe that establishing burdensome requirements regarding a Board will achieve this objective. Lazard has Approved Guidelines to vote:
•	For the establishment of an independent nominating committee, audit committee or compensation committee of a Board of Directors;

•	For a requirement that a substantial majority (e.g. 2/3) of a US or UK company’s Directors be independent;

•	On a case-by-case basis regarding the election of Directors where the Board does not have independent “key committees” or sufficient independence;

•	For proposals that the Board’s committees be comprised solely of independent Directors or consist of a majority of independent directors;

•	For proposals to limit Directors’ liability; broaden indemnification of Directors; and approve indemnification agreements for officers and Directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is on a case-by-case basis;

•	For proposals seeking to de-classify a Board and Against proposals seeking to classify a Board;

•	On a case-by-case basis on all proposals relating to cumulative voting;

•	Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees.

•	Against shareholder proposals seeking union or special-interest representation on the Board;

•	Against shareholder proposals seeking to establish term limits or age limits for Directors;

•	On a case-by-case basis on shareholder proposals seeking to require that the issuer’s Chairman and Chief Executive Officer be different individuals;

•	Against shareholder proposals seeking to establish Director stock-ownership requirements; and

•	Against shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.
b. Anti-takeover Measures
          Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares. Consequently, Lazard has adopted Approved Guidelines to vote:
•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

•	On a case-by-case basis regarding shareholder rights plans (also known as “poison pill plans”) and For proposals seeking to require all poison pill plans be submitted to shareholder vote;

•	Against proposals seeking to adopt fair price provisions and For proposals seeking to rescind them;

•	Against “blank check” preferred stock; and

•	On a case-by-case basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions.
c. Conduct of Shareholder Meetings
          Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:
•	Against proposals to adjourn meetings;

•	Against proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

•	For proposals providing for confidential voting;

•	Against efforts to eliminate or restrict right of shareholders to act by written consent;

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, and

•	On a case-by-case basis on changes to quorum requirements.
          3. Changes to Capital Structure
          Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:
•	For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

•	For stock splits and reverse stock splits;

•	On a case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;

•	On a case-by-case basis on management proposals to issue a new class of common or preferred shares;

•	For management proposals to adopt or amend dividend reinvestment plans;

•	Against changes in capital structure designed to be used in poison pill plans; and

•	On a case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.
          4. Stock Option Plans and Other Executive Compensation Issues
          Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:
•	On a case-by-case basis regarding all stock option plans;

•	Against restricted stock plans that do not involve any performance criteria;

•	For employee stock purchase plans;

•	On a case-by-case basis for stock appreciation rights plans;

•	For deferred compensation plans;

•	Against proposals to approve executive loans to exercise options;

•	Against proposals to re-price underwater options;

•	On a case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and

•	Against proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.
          5. Mergers and Other Significant Transactions
          Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on each of these transactions on a case-by-case basis.
          6. Social and Political Issues
          Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its Board of Directors.
          Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote on a case-by-case basis for most social and political issue proposals. Lazard will generally vote for the approval of anti-discrimination policies.
E. Voting Non-U.S. Securities
          Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. The Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.
F. Conflicts of Interest
          1. Overview
          Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

          Potential conflicts of interest are inherent in Lazard’s organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:
•	Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent and a registered broker-dealer, or an investment banking affiliate has an investment banking relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

•	Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

•	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

•	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.
          2. General Policy and Consequences of Violations
          All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates.
          ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal and Compliance Department. No other Managing Directors, officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between a Managing Director, officer or employee of LF&Co. and a Managing Director, officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business.
          Every Managing Director, officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if a Managing Director, officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If a Managing Director, officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.
          3. Monitoring for Conflicts and Voting When a Material Conflict Exists
          Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

a. Where Approved Guideline Is For or Against
          Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists by inquiring whether the company itself, or the sponsor of the proposal is a Lazard client. If either is a Lazard client, the Manager of Proxy Ops will notify Lazard’s Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.
          If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. Whether a conflict is “material” will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.
          If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.
b. Where Approved Guideline Is Case-by-Case
          In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist by inquiring whether the sponsor of the proposal is a Lazard client. If the sponsor is a Lazard client, the Manager of Proxy Ops will notify Lazard’s Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.
          If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LF&Co. having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will generally be voted according to the recommendation of ISS, however, before doing so, ProxyOps will obtain a written representation from ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a recommendation for a third independent source is not available and ISS is not in a conflicting position, Lazard will follow the recommendation of ISS’s Proxy Advisor Service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.
G. Review of Policy
          The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.

Policy:
          As a fiduciary, LAM is obligated to vote proxies in the best interests of its clients. LAM has adopted a written policy (the “Policy”) that is designed to ensure that it satisfies its fiduciary obligation. LAM has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of the Policy. LAM manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, LAM’s policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, LAM must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.
Procedures:
          Administration and Implementation of Proxy Voting Process. LAM’s proxy-voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to LAM’s Chief Operating Officer. Oversight of the process is provided by LAM’s Legal/Compliance Department and by a Proxy Committee consisting of senior LAM officers. To assist it in its proxy-voting responsibilities, LAM currently subscribes to several research and other proxy-related services offered by Risk Metrics Group (formerly ISS)(“RMG”) (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides LAM with its independent analysis and recommendation regarding virtually every proxy proposal that LAM votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.
          LAM’s Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the “Approved Guidelines”). These Approved Guidelines provide that LAM should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. LAM believes that its portfolio managers and global research analysts with knowledge of the company (“Portfolio Management”) are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management’s recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee’s final determination. The Manager of ProxyOps may also consult with LAM’s Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.
          Types of Proposals. Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. The Policy lists the Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted, and an Approved Guideline will be adopted if appropriate.
          Conflicts of Interest. The Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for LAM. Should the appearance of such a conflict exist, LAM will seek to alleviate the conflict by voting consistent with an Approved Guideline (to vote for or against), or, in situations where the Approved Guideline is to vote case-by-case, with the recommendation of an independent source, currently Institutional Shareholder Services (“ISS”). If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, LAM will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a third independent source is not available, LAM will follow the recommendation of ISS’s Proxy Advisor Service.

          Funds. Each Fund is required to file a Form N-PX by August 31 each year containing a complete proxy voting record of the Fund for the twelve-month period ended the previous June 30. LAM’s Proxy Operations team is responsible for maintaining the data necessary to complete this form and to work, in conjunction with ISS, to generate the required information and to file this form annually. In addition, in the Fund’s annual and semi-annual report to shareholders and in its Statement of Additional Information (“SAI”), the Fund must include a statement indicating how to obtain the proxy voting record of the Fund for the most recent twelve month period and that such record is available without charge. It should also indicate that such information is available on the SEC’s website. The Legal/Compliance Department is responsible for ensuring that such information is included in the annual and semi-annual reports and in the SAI.
          RiverSource Investments, LLC (“RiverSource Investments”) – RiverSource Investments and its affiliates (each referred to individually as an “Affiliate” and collectively as the “Affiliates”), are each obligated to vote proxies in the best interests of their respective clients when vested with proxy voting authority. The Affiliates have adopted written policies and procedures (the “Policies and Procedures”) that are designed to satisfy each Affiliate’s fiduciary obligation with respect to proxy voting. In voting proxies on behalf of their clients, the Affiliates apply the following general principles in an effort to satisfy this fiduciary obligation:
•	Maximizing shareholder value;

•	considering all relevant factors; and

•	voting without undue influence from individuals or groups.
          The proxy voting structure adopted by each Affiliate is designed to ensure that each Affiliate is satisfying its fiduciary and other regulatory obligations that govern the voting of proxies while allowing each Affiliate to vote proxies based on what it believes is prudent and will maximize long-term shareholder value.
          Proxy Voting Guidelines/Voting Consistency Among Affiliates. Each Affiliate has adopted proxy voting guidelines covering certain types of proposals. These guidelines indicate whether the Affiliate votes for or against a particular proposal, or whether the matter should be considered on a case-by-case basis. Where the Affiliates are vested with proxy voting authority, and in the absence of specific guidelines provided by a client, the voting guidelines will generally result in proxies on a given issue being voted in the same fashion for the accounts of each Affiliate. However, recognizing that each Affiliate has an independent fiduciary obligation with respect to the voting of proxies, the Policies and Procedures fully preserve the ability of each Affiliate to vote in a manner contrary to one or more other Affiliates.
          Examples of the approach taken in the Affiliates’ proxy voting guidelines with respect to certain types of proposals include:
•	Corporate governance matters – The guidelines support proxy proposals that require changes or encourage decisions that have been shown to add shareholder value over time and votes against proxy proposals that entrench management.

•	Changes in capital structure – The guidelines support voting for amendments to corporate documents that strengthen the financial condition of a business.

•	Stock option plans and other management compensation issues – The guidelines support proxy proposals where management is giving thoughtful consideration to developing a balanced compensation structure with long-term employee incentives directly tied to the interest of shareholders and votes against proxy proposals that dilute shareholder value excessively.

•	Social and corporate policy issues – The guidelines encourage proxy proposals that address the business interests of the corporation. Such proposals, typically request that the company disclose or amend certain business practices, but lack a compelling economic impact on shareholder value. In general, these matters are primarily the responsibility of management and should be reviewed by the corporation’s board of directors, unless they have a substantial impact on shareholder value.

          In exercising their proxy voting responsibilities, the Affiliates may rely upon one or more third parties for execution and research services. In the case of foreign corporations, proxies of companies located in some countries may not be voted due to requirements of locking up the voting shares and when time constraints prohibit the processing of proxies.
          Administration and Implementation of Policies and Procedures. The administration of the proxy voting process is handled by a central point of administration servicing the Affiliates (the “Proxy Administrator”). Among other duties, the Proxy Administrator identifies situations where the guidelines do not clearly require that an Affiliate vote in a particular manner and assists in researching and making voting recommendations. In addition, while each Affiliate ultimately decides how it will vote each proxy, a Proxy Committee (“Committee”) reviews the Policies and Procedures and helps ensure quality and objectivity in connection with the Affiliates’ proxy voting procedures. The Committee serves a general oversight function designed to ensure that each Affiliate’s interests are represented with respect to proxy voting procedures.
          Conflicts of Interest. In voting proxies on behalf of clients, the Affiliates seek to carry out their respective responsibilities without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. To identify and address potential conflicts of interest, the Proxy Administrator identifies those instances in which an Affiliate intends to vote in a manner inconsistent with the guidelines or when a proxy proposal is not covered by the guidelines. In these cases, certain conflict of interest reviews are conducted. To the extent a conflict is identified, the Proxy Administrator will coordinate with the Committee to facilitate a resolution that is consistent with each Affiliate’s fiduciary obligations. With respect to Ameriprise Financial, Inc. proxies, the Affiliates vote in accordance with the recommendation of an independent third party.
          Proxy Voting Record. The Affiliates maintain proxy voting records and related records designed to meet their respective obligations under applicable law. Clients may obtain a complete copy of the Policies and Procedures and other information regarding how their proxies were voted upon request by calling Global Administration at 612-671-3490 or by writing to the Affiliate at the address provided in Part II of its Form ADV.
          Recordkeeping. Each Affiliate shall make and maintain the records required by applicable law with respect to each advisory client for whom the Affiliate exercises proxy voting authority. Where permitted by and in accordance with applicable law, each Affiliate may rely on third parties to make and retain, on the Affiliate’s behalf, a copy of relevant records.
          NWQ Investment Management Company, LLC (“NWQ”) — NWQ shall vote proxies in respect of securities owned by or on behalf of a client in the client’s best interests and without regard to the interests of NWQ or any other client of NWQ. NWQ has established a Proxy Voting Committee to oversee the proxy voting process. Unless the Proxy Voting Committee determines otherwise, proxies will be voted in manner consistent with the proxy voting guidelines established by RiskMetrics Group (“RMG”) (formerly, Risk Metrics Group (formerly ISS)(“RMG”)).
          Where any material conflict of interest has been identified and the matter is covered by the RMG Guidelines, the proxy will be voted in accordance with the Guidelines. Where a material conflict of interest has been identified and the matter is not covered by the RMG Guidelines, NWQ shall disclose the conflict and the Proxy Voting Committee’s determination of the manner in which to vote (including the basis for such determination) to the investment company client’s Board or its designated committee.

          Fayez Sarofim & Co. (“Fayez”) — Fayez has adopted the policy of voting all proxies in accordance with its best judgment concerning the economic long-term best interest of the client owning the securities. Specifically, Fayez relies on the business judgment of the Issuer’s management and directors and the fiduciary responsibilities that the Issuer’s directors have with respect to the Issuer’s securities. However, each of management’s proposals are reviewed individually and, if Fayez ascertains that the recommendation is not in the shareholders’ best interest, the recommendation will not be followed in voting the proxies.
          Additionally, Fayez retains ISS to provide the following with respect to the voting of proxies: (i) analyses of proposals, (ii) vote recommendations, (iii) vote execution services and (iv) record keeping services. For each particular proxy voted, the Fayez analyst responsible for research coverage of that area will review the proxy statement. The review includes, but is not limited to, consideration of the ISS analyses and the ISS vote recommendations. The analyst then decides how the proxy should be voted. If the analyst’s determination differs from the ISS recommendation, the analyst must submit a written explanation of his decision, which is then reviewed and accepted by a member of the Sarofim Investment Adviser’s Investment Committee. Should the member of the Committee agree with the analyst, the analyst’s vote and recommendation is binding. If the Committee member disagrees with the analyst, the matter is considered by the Committee as a whole. The Investment Committee’s decision is final and binding. No one involved in the consideration process may be an Interested Person.
          Marsico Capital Management, LLC (“MCM”) – It is the policy of Marsico Capital Management, LLC (“MCM”) to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM’s clients, as summarized here.
•	MCM’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM’s investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

•	In certain circumstances, MCM’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on its analysis if such a vote appears consistent with the best interests of clients.

•	MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive, or if MCM may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable.

•	In circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, by voting the proxies as recommended by an independent service provider, or by abstaining or taking no action. In other cases, MCM might use other procedures to resolve an apparent material conflict.

•	MCM may use an independent service provider to assist in voting proxies, keep voting records, and disclose voting information to clients. MCM’s Proxy Voting policy and reports describing the voting of a client’s proxies are available to the client on request.

•	MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM’s Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations.
          NFJ Investment Group, LLC and Cadence Capital Management LLC (“NFJ/CCM”) – Both companies use the proxy voting policies of their parent company, Allianz Global Investors L.P. (“AGI”). NFJ/CCM will act in a manner that is intended to enhance the economic value of the underlying securities. Each adviser has formed a Proxy Committee to oversee the proxy voting process and to approve and monitor the engagement of third parties for assistance with the proxy voting process.
          In order to prevent potential conflicts between AGI affiliates and AGI group companies, all AGI advisers’ maintain separate and distinct investment decision-making processes and guidelines, including proposed or actual actions with respect to corporate governance matters affecting portfolio holdings. All AGI advisers have implemented procedures to prevent the sharing of business and investment decision objectives, including Proxy Voting decisions. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which proxies are voted. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of each AGI adviser shall designate an employee or a Proxy Committee member to be responsible for addressing how the AGI adviser resolves such material conflicts of interest with its clients.
NFJ/CCM generally votes for:
▪	MP to award director fees.

▪	MP to reduce the number of authorized shares of common or preferred stock.

▪	MP to eliminate preemptive rights.

▪	MP to reduce the par value of common stock.

▪	SHP that require companies to report on their executive retirement benefits.

▪	SHP that votes to abstain not be considered votes cast.
NFJ/CCM generally votes against:
▪	MP to indemnify the auditors.

▪	MP that include pension fund credits in earnings when determining executive compensation.

▪	MP for dual class exchange offers and dual class recapitalizations.

▪	MP that relate to the transaction of such other business which may come before the meeting.

▪	SHP to implement a mandatory retirement age for directors.

▪	SHP for mandatory director attendance at the shareholders annual meeting.

▪	SHP that require companies to adopt full tenure stock holding periods for executives.

▪	SHP to ban future stock option grants to executives.

▪	SHP requesting that stock options be expensed.

▪	SHP to seek preemptive rights.

▪	SHP on restrictions that relate to social, political, special interest, or environmental issues.

NFJ/CCM generally votes on a case-by-case basis:
▪	Opting out of disgorgement provisions.
NFJ/CCM generally abstains from voting:
▪	When the cost of voting would exceed any anticipated benefit to the client.

▪	In countries where there is “share-blocking.”
          Delaware Management Business Trust (“Delaware”) – If and when proxies need to be voted on behalf of the Portfolio, Delaware Management Company (“Delaware”) will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). Delaware has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing Delaware’s proxy voting process for the Portfolio. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow Delaware to vote proxies in a manner consistent with the goal of voting in the best interests of the Portfolio. In order to facilitate the actual process of voting proxies, Delaware has contracted with Institutional Shareholder Services (“ISS”), a Delaware corporation and a wholly owned subsidiary of RiskMetrics Group (“RiskMetrics”) to analyze proxy statements on behalf of the Portfolio and other Delaware clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS/RiskMetrics’ proxy voting activities. If a proxy has been voted for the Portfolio, ISS/RiskMetrics will create a record of the vote.
The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, Delaware will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and Delaware will also vote against management’s recommendation when it believes that such position is not in the best interests of the Portfolio.
As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Portfolio. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.
Delaware has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which Delaware receives on behalf of the Portfolio are voted by ISS/RiskMetrics in accordance with the Procedures. Because almost all Portfolio proxies are voted by ISS/RiskMetrics pursuant to the pre-determined Procedures, it normally will not be necessary for Delaware to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Delaware during the proxy voting process. In the very limited instances where Delaware is considering voting a proxy contrary to ISS/RiskMetrics’ recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Delaware or affiliated persons of Delaware. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Portfolio. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Portfolio.

PART C

ITEM 23. EXHIBITS.

DESCRIPTION

(a)	Amended and Restated Declaration of Trust of MLIG Variable Insurance Trust (the “Trust”) (10).

(b)	Not Applicable.

(c)	Not Applicable.

(d)(1)	Management Agreement between the Trust on behalf of the Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Davis Large Cap Value Portfolio, Roszel/BlackRock Equity Dividend Portfolio, Roszel/Lord Abbett Affiliated Portfolio, Roszel/Fayez Sarofim Large Cap Core Portfolio, Roszel/AllianceBernstein Large Cap Core Portfolio, Roszel/Santa Barbara Conservative Growth Portfolio, Roszel/Marsico Large Cap Growth Portfolio, Roszel/Allianz CCM Capital Appreciation Portfolio, Roszel/Allianz NFJ Mid Cap Value Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Cadence Mid Cap Growth Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/NWQ Small Cap Value Portfolio, Roszel/Allianz NFJ Small Cap Value Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio, Roszel/JP Morgan Small Cap Growth Portfolio, Roszel/Delaware Trend Portfolio, Roszel/Lazard International Portfolio, Roszel/JPMorgan International Equity Portfolio, Roszel/BlackRock Fixed-Income Portfolio II, Roszel/BlackRock Fixed-Income Portfolio, Roszel/Lord Abbett Bond Debenture Portfolio and Roszel Advisors, LLC filed herewith.

(d)(2)	Investment Subadvisory Agreement between Roszel Advisors, LLC and Cadence Capital Management LLC respecting the Roszel/Allianz CCM Capital Appreciation Portfolio filed herewith.

(d)(3)	Investment Subadvisory Agreement between Roszel Advisors, LLC and Delaware Management Company respecting the Roszel/Delaware Small Mid-Cap Growth Portfolio filed herewith.

(d)(4)	Investment Subadvisory Agreement between Roszel Advisors, LLC and Delaware Management Company respecting the Roszel/Delaware Trend Portfolio filed herewith.

(d)(5)	Investment Subadvisory Agreement between Roszel Advisors, LLC and Lord, Abbett & Co. respecting the Roszel/Lord Abbett Affiliated Portfolio, Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Lord Abbett Government Securities Portfolio and Roszel/Lord Abbett Bond Debenture Portfolio filed herewith.

(d)(6)	Investment Subadvisory Agreement between Roszel Advisors, LLC and Santa Barbara Asset Management, LLC respecting the Roszel/Santa Barbara Conservative Growth Portfolio filed herewith.

(d)(7)	Investment Subadvisory Agreement between Roszel Advisors, LLC and RiverSource Investments, LLC respecting the Roszel/Seligman Mid Cap Growth Portfolio filed herewith.

(d)(8)	Investment Subadvisory Agreement between Roszel Advisors, LLC, and NFJ Investments Group LLC respecting the Roszel/Allianz Small Cap Value Portfolio filed herewith.

(d)(9)	Investment Subadvisory Agreement between Roszel Advisors, LLC and J.P. Morgan Investment Management Inc. respecting the Roszel/JP Morgan Small Cap Growth Portfolio filed herewith.

(d)(10)	Investment Subadvisory Agreement between Roszel Advisors, LLC and Lazard Asset Management respecting the Roszel/Lazard International Portfolio filed herewith.

(d)(11)	Investment Subadvisory Agreement between Roszel Advisors, LLC and Fayez Sarofim & Co. respecting the Roszel/Fayez Sarofim Large Cap Core Portfolio filed herewith.

(d)(12)	Investment Subadvisory Agreement between Roszel Advisors, LLC and AllianceBernstein L.P. respecting the Roszel/Alliance Bernstein Large Cap Core Portfolio filed herewith.

(d)(14)	Investment Subadvisory Agreement between Roszel Advisors, LLC and Marsico Capital Management, LLC respecting the Roszel/Marsico Large Cap Growth Portfolio filed herewith.

(d)(15)	Investment Subadvisory Agreement between Roszel Advisors, LLC and BlackRock Investment Management, LLC respecting the Roszel/BlackRock Fixed Income Portfolio filed herewith.

(d)(16)	Investment Subadvisory Agreement between Roszel Advisors, LLC and BlackRock Investment Management, LLC respecting the Roszel/BlackRock Equity Dividend Portfolio filed herewith.

(d)(17)	Form of Investment Subadvisory Agreement between Roszel Advisors, LLC and BlackRock Investment Management, LLC respecting the Roszel/BlackRock Fixed Income Portfolio II filed herewith.

(d)(18)	Investment Subadvisory Agreement between Roszel Advisors, LLC and Davis Selected Advisers, L.P. respecting the Roszel/Davis Large Cap Value Portfolio filed herewith.

(d)(19)	Investment Subadvisory Agreement between Roszel Advisors, LLC and JPMorgan Investment Management Inc. respecting the Roszel/JPMorgan International Equity Portfolio filed herewith.

(d)(20)	Investment Subadvisory Agreement between Roszel Advisors, LLC and Cadence Capital Management LLC respecting the Roszel/Cadence Mid Cap Growth Portfolio filed herewith.

(d)(21)	Investment Subadvisory Agreement between Roszel Advisors, LLC and NFJ Investment Group, LLC respecting the Roszel/Allianz NFJ Mid Cap Value Portfolio filed herewith.

(d)(22)	Investment Subadvisory Agreement between Roszel Advisors, LLC and NWQ Investment Management Company respecting the Roszel/NWQ Small Cap Value Portfolio filed herewith.

(e)	Distribution Agreement between the Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”). (3)

(1)	Amendment No. 1 to the Distribution Agreement between the Trust on behalf of the Roszel/Delaware Trend Portfolio, Roszel/Lord Abbett Affiliated Portfolio and Roszel/PIMCO CCM Capital Appreciation Portfolio and MLPFS. (3)

(2)	Amendment No. 2 to the Distribution Agreement between the Trust on behalf of the Roszel/AllianceBernstein Large Cap Core Portfolio, Roszel/Allianz CCM Capital Appreciation Portfolio, Roszel/Allianz NFJ Small Cap Value Portfolio, Roszel/Davis Large Cap Value Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio, Roszel/Delaware Trend Portfolio, Roszel/Fayez Sarofim Large Cap Core Portfolio, Roszel/Cadence Mid Cap Growth Portfolio, Roszel/JPMorgan Small Cap Growth Portfolio, Roszel/Allianz NFJ Small-Mid Cap Value Portfolio, Roszel/Lazard International Portfolio, Roszel/Loomis Sayles Large Cap Growth Portfolio, Roszel/Lord Abbett Affiliated Portfolio, Roszel/Lord Abbett Bond Debenture Portfolio, Roszel/Lord Abbett Government Securities Portfolio, Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Marsico Large Cap Growth Portfolio, Roszel/BlackRock Fixed-Income Portfolio, Roszel/BlackRock Relative Value Portfolio, Roszel/NWQ Small Cap Value Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/JPMorgan International Equity Portfolio. (11)

(3)	Amendment No. 3 to the Distribution Agreement between the Trust on behalf of the Roszel/AllianceBernstein Large Cap Core Portfolio, Roszel/Allianz CCM Capital Appreciation Portfolio, Roszel/Allianz NFJ Small Cap Value Portfolio, Roszel/Davis Large Cap Value Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio, Roszel/Delaware Trend Portfolio, Roszel/Fayez Sarofim Large Cap Core Portfolio, Roszel/Cadence Mid Cap Growth Portfolio, Roszel/JPMorgan Small Cap Growth Portfolio, Roszel/Allianz NFJ Small-Mid Cap Value Portfolio, Roszel/Lazard International Portfolio, Roszel/Marsico Large Cap Growth Portfolio II, Roszel/Lord Abbett Affiliated Portfolio, Roszel/Lord Abbett Bond Debenture Portfolio, Roszel/Lord Abbett Government Securities Portfolio, Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Marsico Large Cap Growth Portfolio, Roszel/BlackRock Fixed-Income Portfolio, Roszel/BlackRock Relative Value Portfolio, Roszel/NWQ Small Cap Value Portfolio, Roszel/Santa Barbara Conservative Growth Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/JPMorgan International Equity Portfolio filed herewith.

(f)	Not Applicable.

(g)	Custody Agreement between the Trust and JPMorgan Chase Bank. (2)

(1)	Amendment No. 1 to the Custody Agreement between the Trust on behalf of the Roszel/Delaware Trend Portfolio, Roszel/Lord Abbett Affiliated Portfolio and Roszel/PIMCO CCM Capital Appreciation Portfolio and JPMorgan Chase Bank. (3)

(2)	Amendment No. 2 to the Custody Agreement between the Trust on behalf of the Roszel/AllianceBernstein Large Cap Core Portfolio, Roszel/Allianz CCM Capital Appreciation Portfolio, Roszel/Allianz NFJ Small Cap Value Portfolio, Roszel/Davis Large Cap Value Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio, Roszel/Delaware Trend Portfolio, Roszel/Fayez Sarofim Large Cap Core Portfolio, Roszel/Cadence Mid Cap Growth Portfolio, Roszel/JPMorgan Small Cap Growth Portfolio, Roszel/Allianz NFJ Small-Mid Cap Value Portfolio, Roszel/Lazard International Portfolio, Roszel/Loomis Sayles Large Cap Growth Portfolio, Roszel/Lord Abbett Affiliated Portfolio, Roszel/Lord Abbett Bond Debenture Portfolio, Roszel/Lord Abbett Government Securities Portfolio, Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Marsico Large Cap Growth Portfolio, Roszel/BlackRock Fixed-Income Portfolio, Roszel/BlackRock Relative Value Portfolio, Roszel/NWQ Small Cap Value Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/JPMorgan International Equity Portfolio. (11)

(3)	Amendment No. 3 to the Custody Agreement between the Trust and JPMorgan Chase Bank filed herewith.

(h)(1)	Mutual Funds Service Agreement between the Trust and J.P. Morgan Investor Services Co. (2)

(a)	Amendment No. 1 to the Mutual Funds Service Agreement between the Trust on behalf of the Roszel/Delaware Trend Portfolio, Roszel/Lord Abbett Affiliated Portfolio and Roszel/PIMCO CCM Capital Appreciation Portfolio and J.P. Morgan Investor Services Co. (3)

(b)	Amendment No. 2 to the Mutual Funds Service Agreement between the Trust and J.P. Morgan Investor Services Co. (7)

(c)	Amendment No. 3 to the Mutual Funds Service Agreement between the Trust on behalf of the Roszel/AllianceBernstein Large Cap Core Portfolio, Roszel/Allianz CCM Capital Appreciation Portfolio, Roszel/Allianz NFJ Small Cap Value Portfolio, Roszel/Davis Large Cap Value Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio, Roszel/Delaware Trend Portfolio, Roszel/Fayez Sarofim Large Cap Core Portfolio, Roszel/Cadence Mid Cap Growth Portfolio, Roszel/JPMorgan Small Cap Growth Portfolio, Roszel/Allianz NFJ Small-Mid Cap Value Portfolio, Roszel/Lazard International Portfolio, Roszel/Loomis Sayles Large Cap Growth Portfolio, Roszel/Lord Abbett Affiliated Portfolio, Roszel/Lord Abbett Bond Debenture Portfolio, Roszel/Lord Abbett Government Securities Portfolio, Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Marsico Large Cap Growth Portfolio, Roszel/BlackRock Fixed-Income Portfolio, Roszel/BlackRock Relative Value Portfolio, Roszel/NWQ Small Cap Value Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/JPMorgan International Equity Portfolio. (11)

(d)	Amendment No. 4 to the Mutual Funds Service Agreement between the Trust and JPMorgan Investor Services Co. filed herewith.

(e)	Amendment No. 5 to the Mutual Funds Service Agreement between the Trust and JPMorgan Investor Services Co. filed herewith.

(h)(2)	Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Trust and Financial Data Services, Inc. (2)

(a)	Amendment No. 1 to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Trust on behalf of the Roszel/Delaware Trend Portfolio, Roszel/Lord Abbett Affiliated Portfolio and Roszel/PIMCO CCM Capital Appreciation Portfolio and Financial Data Services, Inc. (3)

(b)	Amendment No. 2 to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Trust and Financial Data Services, Inc. (6)

(c)	Amendment No. 3 to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement dated July 1, 2002, between the Trust and Financial Data Services, Inc. filed herewith.

(i)(1)	Opinion and Consent of Sutherland Asbill & Brennan LLP. (2)

(i)(2)	Consent of Sutherland Asbill & Brennan LLP filed herewith.

(j)(1)	Consent of Deloitte & Touche LLP filed herewith.

(j)(2)	Consent of PricewaterhouseCoopers LLP filed herewith.

(k)	Not Applicable.

(1)	Not Applicable.

(m)	Not Applicable.

(n)	Not Applicable.

(p)(1)	Code of Ethics for the Trust and Roszel Advisors, LLC. (2)

(p)(2)	Code of Ethics for NWQ Investment Management Company, LLC filed herewith.

(p)(3)	Code of Ethics for BlackRock Investment Management, LLC filed herewith.

(p)(4)	Code of Ethics for Santa Barbara Asset Management, LLC filed herewith.

(p)(5)	Code of Ethics for RiverSource Investments, LLC filed herewith.

(p)(6)	Code of Ethics for NFJ Investment Group, LLC filed herewith.

(p)(7)	Code of Ethics for Delaware Management Company filed herewith.

(p)(8)	Code of Ethics for JPMorgan Investment Management Inc. filed herewith.

(p)(9)	Code of Ethics for Lazard Asset Management LLC filed herewith.

(p)(10)	Code of Ethics for Fayez Sarofim & Co. (11)

(p)(11)	Code of Ethics for AllianceBernstein L.P. filed herewith.

(p)(12)	Code of Ethics for Marsico Capital Management, LLC filed herewith.

(p)(13)	Code of Ethics for Cadence Capital Management LLC filed herewith.

(p)(14)	Code of Ethics for Lord, Abbett & Co. LLC filed herewith.

(p)(15)	Code of Ethics for Davis Selected Advisers, L.P. filed herewith.

(q)	Powers of Attorney. (12)

(1)	Incorporated herein by reference to registrant’s initial registration statement on Form N-1A (registration file No. 333-83074) filed February 20, 2002.
(2)	Incorporated herein by reference to registrant’s pre-effective amendment No. 2 to the registration statement on Form N-1A (registration file No. 333-83074) filed June 7, 2002.
(3)	Incorporated herein by reference to post-effective amendment No. 2 to registrant’s registration statement on Form N-1A (registration file No. 333-83074) filed April 25, 2003.
(4)	Incorporated herein by reference to post-effective amendment No. 3 to registrant’s registration statement on Form N-1A (registration file No. 333-83074) filed April 28, 2004.
(5)	Incorporated herein by reference to post-effective amendment No. 4 to registrant’s registration statement on Form N-1A (registration file No. 333-83074) filed February 23, 2005.
(6)	Incorporated herein by reference to post-effective amendment No. 5 to registrant’s registration statement on Form N-1A (registration file No. 333-83074) filed April 29, 2005.
(7)	Incorporated herein by reference to post-effective amendment No. 6 to registrant’s registration statement on Form N-1A (registration file No. 333-83074) filed February 15, 2006.
(8)	Incorporated herein by reference to post-effective amendment No. 7 to registrant’s registration statement on Form N-1A (registration file No. 333-83074) filed April 28, 2006.
(9)	Incorporated herein by reference to post-effective amendment No. 8 to registrant’s registration statement on Form N-1A (registration file No. 333-83074) filed February 23, 2007.
(10)	Incorporated herein by reference to post-effective amendment No. 9 to registrant’s registration statement on Form N-1A (registration file No. 333-83074) filed April 27, 2007.
(11)	Incorporated herein by reference to post-effective amendment No. 10 to registrant’s registration statement on Form N-1A (registration file No. 333-83074) filed April 18, 2008.
(12)	Incorporated herein by reference to post-effective amendment No. 13 to registrant’s registration statement on Form N-1A (registration file No. 333-83074) filed September 12, 2008.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     The list required by this Item, which includes the subsidiaries of Merrill Lynch & Co., Inc. (“ML”), is incorporated herein by reference to Exhibit 21, “Subsidiaries of the Registrant” of the Form 10-K405 filed by ML pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (SEC File No. 1-07182) for the fiscal year ended December 31, 2008 (the “Form 10-K”).

ITEM 25. INDEMNIFICATION.

     As a Delaware statutory trust, the operations of Registrant are governed by its Amended and Restated Declaration of Trust dated March 9, 2006 (the “Declaration of Trust”). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant’s Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It nevertheless is possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant’s shareholders could be subject to personal liability.

     To protect Registrant’s shareholders against the risk of personal liability, the Declaration of Trust: (a) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (b) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (c) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (a) a court refuses to apply Delaware law; (b) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (c) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant’s business and the nature of its assets, the risk of personal liability to a shareholder is remote.

     The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to “Investment Management” in the Prospectuses forming Part A, and “Investment Advisory and Other Services” in the Statement of Additional Information forming Part B, of this registration statement.

     Incorporated herein by reference to Schedules A and D of the Form ADV filed by Roszel Advisors, LLC pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (SEC File No. 801-61171).

     The list required by this Item for Lord, Abbett & Co. LLC (“Lord Abbett”), the investment subadviser to the Roszel/Lord Abbett Affiliated Portfolio, Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio and Roszel/Lord Abbett Bond Debenture Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Lord Abbett pursuant to the Advisers Act (SEC File No. 801-6997).

     The list required by this Item for Santa Barbara Asset Management, LLC (“Santa Barbara”), the investment subadviser to the Roszel/Santa Barbara Conservative Growth Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Santa Barbara pursuant to the Advisers Act (SEC File No. 801-18394).

     The list required by this Item for RiverSource Investments, LLC(“RiverSource”), the investment subadviser to the Roszel/Seligman Mid Cap Growth Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by RiverSource pursuant to the Advisers Act (SEC File No. 801-15798).

     The list required by this Item for NWQ Investment Management Company (“NWQ”), the investment subadviser to the Roszel/NWQ Small Cap Value Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by NWQ pursuant to the Advisers Act (SEC File No. 801-42159).

      The list required by this Item for NFJ Investment Group, LLC (“NFJ”), the investment subadviser to the Roszel/Allianz NFJ Small Cap Value Portfolio and Roszel/Allianz NFJ Mid Cap Value Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by NFJ pursuant to the Advisers Act (SEC File No. 801-47940).

     The list required by this Item for Cadence Capital Management (“Cadence”), the investment subadviser to the Roszel/Allianz CCM Capital Appreciation Portfolio and the Roszel/Cadence Mid Cap Growth Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Cadence pursuant to the Advisers Act (SEC File No. 801-48186).

     The list required by this Item for Delaware Management Company (“Delaware Management”), the investment subadviser to the Roszel/Delaware Trend Portfolio and the Roszel/Delaware Small-Mid Cap Growth Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Delaware Management pursuant to the Advisers Act (SEC File No. 801-32108).

     The list required by this Item for J.P. Morgan Fleming Asset Management (USA) Inc. (“JPMFAM”), the investment subadviser to the Roszel/JP Morgan Small Cap Growth Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by JPMFAM pursuant to the Advisers Act (SEC File No. 801-50256).

     The list required by this Item for Lazard Asset Management (“Lazard”), the investment subadviser to the Roszel/Lazard International Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Lazard pursuant to the Advisers Act (SEC File No. 801-6568).

     The list required by this Item for Fayez Sarofim & Co. (“Fayez”), the investment subadviser to the Roszel/Fayez Sarofim Large Cap Core Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Fayez pursuant to the Advisers Act (SEC File No. 801-1725).

     The list required by this Item for AllianceBernstein L.P., the investment subadviser to the Roszel/AllianceBernstein Large Cap Core Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by AllianceBernstein L.P. pursuant to the Advisers Act (SEC File No. 801-56720).

     The list required by this Item for Marsico Capital Management, LLC, the investment subadviser to the Roszel/Marsico Large Cap Growth Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Marsico Capital Management, LLC pursuant to the Advisers Act (SEC File No. 801-54914).

     The list required by this Item for JPMorgan Investment Management, Inc., the investment subadviser to the Roszel/JPMorgan International Equity Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by JPMorgan Investment Management, Inc. pursuant to the Advisers Act (SEC File No. 801-40060).

     The list required by this Item for BlackRock Investment Management, LLC (“BlackRock”), the investment subadviser to the Roszel/BlackRock Fixed Income Portfolio and the Roszel/BlackRock Equity Dividend Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by BlackRock pursuant to the Advisers Act (SEC File No. 801-56972).

     The list required by this Item for Davis Selected Advisers, L.P. (“Davis”), the investment subadviser to the Roszel/Davis Large Cap Value Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Davis pursuant to the Advisers Act (SEC File No. 801-31648).

ITEM 27. PRINCIPAL UNDERWRITERS

(a)	MLPFS serves as the principal underwriter for the Trust.

(b)	The information required by this Item 27 for MLPFS is incorporated herein by reference to Schedule A of Form BD filed by MLPFS pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-007221).

(c)	Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of the Trust; Roszel Advisors, LLC, 1700 Merrill Lynch Drive, Pennington, New Jersey 08534; JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017; J.P. Morgan Investor Services Co., 70 Fargo Street, Boston, Massachusetts 02210-1950; and Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 29. MANAGEMENT SERVICES.

     Except as set forth in the Prospectuses constituting Part A of the registration statement and under the caption “Investment Advisory and Other Services” in the statement of additional information constituting Part B of the registration statement, the registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (“Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused Post-Effective Amendment No. 14/16 to this registration statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Hopewell, and State of New Jersey, on the 24th day of April, 2009.

MLIG Variable Insurance Trust

By:	/s/ Deborah J. Adler Deborah J. Adler President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Deborah J. Adler Deborah J. Adler	President (Principal Executive Officer)	April 24, 2009

/s/ Lisa Wilhelm Haag* Lisa Wilhelm Haag	Trustee	April 24, 2009

/s/ Robert M. Bordeman * Robert M. Bordeman	Trustee	April 24, 2009

/s/ Kevin J. Tierney * Kevin J. Tierney	Trustee	April 24, 2009

/s/ Ann Strootman Ann Strootman	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)	April 24, 2009

/s/ Lori Salvo *By: Lori Salvo Pursuant to Power of Attorney

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

23(d)(1)	Management Agreement between the Trust on behalf of the Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Davis Large Cap Value Portfolio, Roszel/BlackRock Equity Dividend Portfolio, Roszel/Lord Abbett Affiliated Portfolio, Roszel/Fayez Sarofim Large Cap Core Portfolio, Roszel/AllianceBernstein Large Cap Core Portfolio, Roszel/Santa Barbara Conservative Growth Portfolio, Roszel/Marsico Large Cap Growth Portfolio, Roszel/Allianz CCM Capital Appreciation Portfolio, Roszel/Allianz NFJ Mid Cap Value Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Cadence Mid Cap Growth Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/NWQ Small Cap Value Portfolio, Roszel/Allianz NFJ Small Cap Value Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio, Roszel/JP Morgan Small Cap Growth Portfolio, Roszel/Delaware Trend Portfolio, Roszel/Lazard International Portfolio, Roszel/JPMorgan International Equity Portfolio, Roszel/Lord Abbett Government Securities Portfolio, Roszel/BlackRock Fixed-Income Portfolio, Roszel/Lord Abbett Bond Debenture Portfolio and Roszel Advisors, LLC.

23(d)(2)	Investment Subadvisory Agreement between Roszel Advisors, LLC and Cadence Capital Management LLC respecting the Roszel/Allianz CCM Capital Appreciation Portfolio.

23(d)(3)	Investment Subadvisory Agreement between Roszel Advisors, LLC and Delaware Management Company respecting the Roszel/Delaware Small Mid-Cap Growth Portfolio.

23(d)(4)	Investment Subadvisory Agreement between Roszel Advisors, LLC and Delaware Management Company respecting the Roszel/Delaware Trend Portfolio.

23(d)(5)	Investment Subadvisory Agreement between Roszel Advisors, LLC and Lord, Abbett & Co. respecting the Roszel/Lord Abbett Affiliated Portfolio, Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Lord Abbett Government Securities Portfolio and Roszel/Lord Abbett Bond Debenture Portfolio.

23(d)(6)	Investment Subadvisory Agreement between Roszel Advisors, LLC and Santa Barbara Asset Management, LLC respecting the Roszel/Santa Barbara Conservative Growth Portfolio.

23(d)(7)	Investment Subadvisory Agreement between Roszel Advisors, LLC and RiverSource Investments, LLC respecting the Roszel/Seligman Mid Cap Growth Portfolio.

23(d)(8)	Investment Subadvisory Agreement between Roszel Advisors, LLC, and NFJ Investments Group LLC respecting the Roszel/Allianz Small Cap Value Portfolio.

23(d)(9)	Investment Subadvisory Agreement between Roszel Advisors, LLC and J.P. Morgan Investment Management Inc. respecting the Roszel/JP Morgan Small Cap Growth Portfolio.

23(d)(10)	Investment Subadvisory Agreement between Roszel Advisors, LLC and Lazard Asset Management respecting the Roszel/Lazard International Portfolio.

23(d)(12)	Investment Subadvisory Agreement between Roszel Advisors, LLC and AllianceBernstein L.P. respecting the Roszel/AllianceBernstein Large Cap Core Portfolio.

23(d)(14)	Investment Subadvisory Agreement between Roszel Advisors, LLC and Marsico Capital Management, LLC respecting the Roszel/Marsico Large Cap Growth Portfolio.

23(d)(15)	Investment Subadvisory Agreement between Roszel Advisors, LLC and BlackRock Investment Management, LLC respecting the Roszel/BlackRock Fixed Income Portfolio

23(d)(16)	Investment Subadvisory Agreement between Roszel Advisors, LLC and BlackRock Investment Management, LLC respecting the Roszel/BlackRock Equity Dividend Portfolio

23(d)(17)	Form of Investment Subadvisory Agreement between Roszel Advisors, LLC and BlackRock Investment Management, LLC respecting the Roszel/BlackRock Fixed Income Portfolio II filed herewith.

23(d)(18)	Investment Subadvisory Agreement between Roszel Advisors, LLC and Davis Selected Advisers, L.P. respecting the Roszel/Davis Large Cap Value Portfolio

23(d)(19)	Investment Subadvisory Agreement between Roszel Advisors, LLC and JPMorgan Investment Management Inc. respecting the Roszel/JPMorgan International Equity Portfolio

EXHIBIT
NUMBER	DESCRIPTION

23(d)(20)	Investment Subadvisory Agreement between Roszel Advisors, LLC and Cadence Capital Management LLC respecting the Roszel/Cadence Mid Cap Growth Portfolio

23(d)(21)	Investment Subadvisory Agreement between Roszel Advisors, LLC and NFJ Investment Group L.P. respecting the Roszel/Allianz NFJ Mid Cap Value Portfolio.

23(d)(22)	Investment Subadvisory Agreement between Roszel Advisors, LLC and NWQ Investment Management Company respecting the Roszel/NWQ Small Cap Value Portfolio.

23(e)(3)	Amendment No. 3 to the Distribution Agreement between the Trust on behalf of the Roszel/AllianceBernstein Large Cap Core Portfolio, Roszel/Allianz CCM Capital Appreciation Portfolio, Roszel/Allianz NFJ Small Cap Value Portfolio, Roszel/Davis Large Cap Value Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio, Roszel/Delaware Trend Portfolio, Roszel/Fayez Sarofim Large Cap Core Portfolio, Roszel/Cadence Mid Cap Growth Portfolio, Roszel/JPMorgan Small Cap Growth Portfolio, Roszel/Allianz NFJ Small-Mid Cap Value Portfolio, Roszel/Lazard International Portfolio, Roszel/Marsico Large Cap Growth Portfolio II, Roszel/Lord Abbett Affiliated Portfolio, Roszel/Lord Abbett Bond Debenture Portfolio, Roszel/Lord Abbett Government Securities Portfolio, Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Marsico Large Cap Growth Portfolio, Roszel/BlackRock Fixed-Income Portfolio, Roszel/BlackRock Relative Value Portfolio, Roszel/NWQ Small Cap Value Portfolio, Roszel/Santa Barbara Conservative Growth Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/JPMorgan International Equity Portfolio.

23(g)(3)	Amendment No. 3 to the Custody Agreement between the Trust and JPMorgan Chase Bank.

23(h)(1)(d)	Amendment No. 4 to the Mutual Funds Service Agreement between the Trust and JPMorgan Investor Services Co.

23(h)(1)(e)	Amendment No. 5 to the Mutual Funds Service Agreement between the Trust and JPMorgan Investor Services Co.

23(h)(2)(c)	Amendment No. 3 to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement dated July 1, 2002, between the Trust and Financial Data Services, Inc.

23(i)(2)	Consent of Sutherland Asbill & Brennan LLP.

23(j)(1)	Consent of Deloitte & Touche LLP.

23(j)(2)	Consent of PricewaterhouseCoopers LLP.

23(p)(2)	Code of Ethics for NWQ Investment Management Company, LLC.

23(p)(3)	Code of Ethics for BlackRock Investment Management, LLC.

23(p)(4)	Code of Ethics for Santa Barbara Asset Management, LLC.

23(p)(5)	Code of Ethics for RiverSource Investments, LLC.

23(p)(6)	Code of Ethics for NFJ Investment Group, LLC.

23(p)(7)	Code of Ethics for Delaware Management Company.

23(p)(8)	Code of Ethics for JPMorgan Investment Management Inc.

23(p)(9)	Code of Ethics for Lazard Asset Management LLC.

23(p)(11)	Code of Ethics for AllianceBernstein L.P.

23(p)(12)	Code of Ethics for Marsico Capital Management, LLC.

23(p)(13)	Code of Ethics for Cadence Capital Management LLC.

23(p)(14)	Code of Ethics for Lord, Abbett & Co. LLC.

23(p)(15)	Code of Ethics for Davis Selected Advisers, L.P.